SCHEDULE 14A

Information Required in Proxy Statement

Reg. § 240.14a-101

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐
Check the appropriate box:
☒ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material Pursuant to § 240.14a-12

Panamerican Beverages, Inc.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☐ No fee required.
☐ Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1.	Title of each class of securities to which transaction applies:

Class A Common Stock, par value $.01 per share, of Panamerican Beverages, Inc.; Class B Common Stock, par value $.01 per share, of Panamerican Beverages, Inc.; Series C Preferred Stock, par value $.01 per share, of Panamerican Beverages, Inc.; and options to acquire shares of Class A Common Stock.

2.	Aggregate number of securities to which transaction applies:

112,788,049 shares of Class A Common Stock, 8,659,802 shares of Class B Common stock, 2 shares of Series C Preferred Stock and options to acquire 5,428,539 shares of Class A Common Stock.

3.	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

It is contemplated that:

•	immediately prior to the effective time of the merger, all shares of Class A Common Stock and Class B Common Stock beneficially owned by The Coca-Cola Company through its subsidiaries, will be exchanged for newly issued shares of Series D Preferred Stock, par value $.01 per share, of Panamerican Beverages, Inc. at a one-to-one ratio; and

•	in the merger described in this proxy statement:

•	each outstanding share of Class A Common Stock will be converted into the right to receive $22.00 in cash;

•	each outstanding share of Class B Common Stock will be converted into the right to receive $38.00 in cash;

•	all the outstanding shares of Series C Preferred Stock and Series D Preferred Stock beneficially owned by The Coca-Cola Company through its subsidiaries will be converted into the right to receive one or more promissory notes that, in the aggregate, will entitle the holders thereof (restricted to The Coca-Cola Company and its designated affiliates) to subscribe to and be issued 304,045,678 Series D shares of Coca-Cola FEMSA, S.A. de C.V.; and

•	each outstanding option to purchase shares of Class A Common Stock will be canceled, with the holder thereof becoming entitled to receive the excess, if any, of $22.00 over the exercise price, per share, of such option.

The aggregate value of the transaction is $2,311,810,978.99, determined by adding (a) the product of (1) 84,329,423 outstanding shares of Class A Common Stock, which excludes 28,458,626 shares of Class A Common Stock beneficially owned by The Coca-Cola Company through its subsidiaries, and (2) $22.00 per share, or $1,855,247,306.00, (b) the product of (1) 6,492,738 outstanding shares of Class B Common Stock, which excludes 2,167,064 shares of Class B Common Stock beneficially owned by The Coca-Cola Company through its subsidiaries, and (2) $38.00 per share, or $246,724,044.00, (c) the product of (1) 304,045,678 Series D shares of Coca-Cola FEMSA, S.A. de C.V. to be issued to The Coca-Cola Company or its designated affiliates as a consequence of the merger in exchange for 30,625,692 shares of Series C Preferred Stock and Series D Preferred Stock beneficially owned by The Coca-Cola Company through its subsidiaries, and (2) a book value of $.56 per Series D share of Coca-Cola FEMSA, S.A. de C.V. at September 30, 2002, as required by paragraph (a)(4) of Rule 0-11 of the Exchange Act, or $170,265,579.68, and (d) the product of (1) options to acquire 5,428,539 shares of Class A Common Stock outstanding as of January 20, 2003, with an exercise price below $22.00 per share, and (2) $7.29, which is the amount equal to the excess of $22.00 over the weighted average exercise price of such outstanding options, or $39,574,049.31. The amount of the filing fee was calculated based on a rate of $92.00 per $1,000,000.00 of the aggregate value of the transaction.

4.	Proposed maximum aggregate value of transaction:

$2,311,810,978.99

5.	Total fee paid:

$212,686.61

☐	Fee paid previously with preliminary materials.

☒	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)	Amount Previously Paid:

$212,686.61

2)	Form, Schedule or Registration Statement No.:

Schedule 13E-3

3)	Filing Parties:

Panamerican Beverages, Inc., Coca-Cola FEMSA, S.A. de C.V.

4)	Date Filed:

January 30, 2003

[PB LOGO]

Letter to Panamerican Beverages, Inc. Stockholders

Dear Panamco Stockholder:

     You are cordially invited to attend a special meeting of stockholders to be held at [               ] located at [               ] on [               ], 2003, at [               ], local time.
     At the special meeting, you will be asked to approve the merger agreement that we entered into on December 22, 2002 with Coca-Cola FEMSA, S.A. de C.V. and Midtown Sub, Inc., pursuant to which Panamco would be merged with Midtown Sub, Inc., a wholly owned subsidiary of Coca-Cola FEMSA. If we complete the merger, holders of Panamco’s Class A Common Stock, excluding subsidiaries of The Coca-Cola Company, will receive $22.00 in cash for each share that they own, and holders of Panamco’s Class B Common Stock, excluding subsidiaries of The Coca-Cola Company, will receive $38.00 in cash for each share that they own. In exchange for all the shares of Panamco that it beneficially owns, The Coca-Cola Company will receive, instead of cash, 304,045,678 Series D shares of Coca-Cola FEMSA and continue to have an equity interest in Coca-Cola FEMSA after the merger.
     The Board of Directors has approved the merger and recommends that you vote “FOR” the approval of the merger agreement at the special meeting. In reaching its recommendation, the Board of Directors took into consideration the following factors, which are further explained in the proxy statement:

•	The price of $22.00 per share for Panamco’s Class A Common Stock represents a significant premium to its recent trading performance, thereby unlocking stockholder value.
•	The proposed merger represents Panamco’s best strategic alternative.
•	JPMorgan, our financial advisor, rendered its opinion that, as of December 20, 2002, and subject to the conditions, assumptions and limitations expressed therein, the consideration to be paid to the holders of Panamco’s Class A Common Stock, with respect to such Class A Common Stock, in the proposed merger was fair, from a financial point of view, to such stockholders.
     Please note that holders of Panamco’s Class A Common Stock are being asked to vote at the special meeting.
     In determining that the transaction was fair to and in the best interests of all Panamco’s stockholders (other than the subsidiaries of The Coca-Cola Company), notwithstanding the differential treatment of holders of Panamco’s Class A Common Stock and Class B Common Stock and of The Coca-Cola Company, the Board of Directors considered the following factors, in addition to the factors listed above:

•	Under Panamco’s articles of incorporation, Class A Common Stock is non-voting, and Class B Common Stock is voting. Approval by a majority of holders of Class B Common Stock is therefore essential to the implementation of the merger and it was unlikely that such holders could be persuaded to accept a price less than $38.00 per share.
•	Notwithstanding that Panamco’s Class A Common Stock is non-voting under Panamco’s articles of incorporation, a condition of the merger agreement to the completion of the merger is that a majority of the independent holders of the Class A Common Stock present at the special meeting approve the merger.
•	The Coca-Cola Company has the right to prevent any merger transaction involving Panamco, by virtue of its ownership of Panamco’s Series C Preferred Stock, and the consideration to be received by The Coca-Cola Company in the merger was determined after assigning a value of $22.00 to each Panamco share beneficially owned by The Coca-Cola Company.
     You should note that The Coca-Cola Company and certain other significant holders, together representing 69.0% of the outstanding shares of Panamco’s Class B Common Stock, have separately entered into agreements pursuant to which they have agreed to vote in favor of approval of the merger agreement subject to terms and conditions set forth in those agreements.
     Your vote is very important. We cannot complete the merger unless the conditions to closing are satisfied, including the approval of the merger agreement by our stockholders as further described in the accompanying proxy statement. Record holders of Panamco stock at the close of business on [          ], 2003 are entitled to notice of and to vote at the special meeting or at any adjournments or postponements of the meeting.
     Unless you hold your shares as a participant in the Voting Trust described in the accompanying proxy statement, we urge you to complete, date, sign and return the BLUE proxy card. If you hold your shares in “street name,” you should instruct your broker how to vote in accordance with your voting instruction form. If you hold your shares of Class B Common Stock as a participant in the Voting Trust, do not complete and return the enclosed BLUE proxy card; instead complete and return the enclosed GREEN direction with your instructions to the trustees of the Voting Trust and follow the instructions in the accompanying proxy statement.
     The accompanying proxy statement explains the proposed merger and the merger agreement and provides specific information concerning the special meeting. Please read these materials carefully.

Sincerely,

Craig D. Jung

President and Chief Executive Officer

      The proxy statement is dated [               ], 2003 and was first mailed to Panamco stockholders on or about [               ], 2003.

PANAMERICAN BEVERAGES, INC.

701 Waterford Way, Suite 800

Miami, Florida 33126

Notice of Special Meeting of Stockholders

To the Stockholders of Panamerican Beverages, Inc.:

      Pursuant to Article II, Section 4 of the Amended and Restated By-Laws of Panamerican Beverages, Inc., notice is hereby given that a special meeting of stockholders of Panamerican Beverages, Inc. will be held at [               ] located at [               ] on [               ], 2003, at [               ], local time.

      The purposes of the special meeting are:

      1. For the holders of Class B Common Stock:

(a) to consider and vote, as a class, upon a proposal to approve the Merger Agreement, dated as of December 22, 2002 (the “Merger Agreement”), among Coca-Cola FEMSA, S.A. de C.V. (“Coca-Cola FEMSA”), Midtown Sub, Inc. and Panamco, and the merger; and

(b) to consider and vote, as a class, upon a proposal to ask the holders of Class A Common Stock, as a class, to approve the Merger Agreement and the merger;

      2. For the holders of Class A Common Stock, subject to the affirmative vote of the holders of the Class B Common Stock with respect to 1(b) above, to consider and vote, as a class, upon a proposal to approve the Merger Agreement and the merger; and

      3. For the holders of Series C Preferred Stock, to consider and vote, as a class, upon a proposal to approve the Merger Agreement and the merger.

      The Merger Agreement and related agreements contemplate, among other things, that:

•	immediately prior to the effective time of the merger, all shares of Class A Common Stock and Class B Common Stock beneficially owned by The Coca-Cola Company through its subsidiaries will be exchanged for newly issued shares of Panamco’s Series D Preferred Stock, $.01 par value per share, at a one-to-one ratio; and

•	in the merger:

•	each outstanding share of Class A Common Stock, $.01 par value per share, will be converted into the right to receive $22.00 in cash;

•	each outstanding share of Class B Common Stock, $.01 par value per share, will be converted into the right to receive $38.00 in cash; and

•	all the outstanding shares of Series C Preferred Stock and Series D Preferred Stock, $.01 par value per share, beneficially owned by The Coca-Cola Company through its subsidiaries will be converted into the right to receive one or more promissory notes that, in the aggregate, will entitle the holders (restricted to The Coca-Cola Company and its designated affiliates) to subscribe to and be issued 304,045,678 Series D shares of Coca-Cola FEMSA; and

•	each outstanding option to purchase shares of Class A Common Stock will be canceled, with the holder thereof becoming entitled to receive the excess, if any, of $22.00 over the exercise price, per share, of such option.

      The Merger Agreement is more fully described in the accompanying proxy statement and is attached as Annex A to the accompanying proxy statement. No other matters, except, upon appropriate motion of a stockholder vote, to adjourn or postpone the special meeting, may be brought before the special meeting.

      The Board of Directors has fixed the close of business on [                    ], 2003 as the record date for determining stockholders entitled to notice of, and to vote at, the special meeting and any adjournment or postponement of the meeting. A list of stockholders entitled to vote at the special meeting will be available for examination at our headquarters in Miami, Florida and our administrative offices in Panama City located at Edificio Torre Dresdner Bank, 7th Floor, 50th Street, Panama, Republic of Panama, during ordinary business hours, from the date of the accompanying proxy statement until the special meeting.

      The accompanying proxy statement describes the proposed merger, the actions to be taken in connection with the merger and additional information about the parties involved and their interests. Please give all this information your careful attention.

      The Board of Directors recommends that all classes of stockholders vote “FOR” approval of the Merger Agreement and the merger. The Board of Directors also recommends that the holders of Class B Common Stock vote “FOR” asking the holders of Class A Common Stock, as a class, to approve the Merger Agreement and the merger.

      Unless you hold your shares of Class B Common Stock as a participant in the voting trust (the “Voting Trust”) for which Woods W. Staton II and James M. Gwynn act as voting trustees (the “Voting Trustees”), please sign and return the enclosed BLUE proxy card as promptly as possible, whether or not you plan to attend the special meeting in person. You may revoke the proxy at any time before your proxy is voted in the special meeting in the manner described in the attached proxy statement. Any stockholder present at the special meeting, including any adjournment or postponement, may revoke such stockholder’s proxy and vote personally on the Merger Agreement and the merger and any other matters to be considered at the special meeting. Executed proxies with no instructions indicated thereon will be voted “FOR” approval of the Merger Agreement and the merger and, in the case of an executed proxy with no instructions that relates to Class B Common Stock, “FOR” approval of asking the holders of Class A Common Stock, as a class, to approve the Merger Agreement and the merger.

      If you hold your shares of Class B Common Stock as a participant in the Voting Trust, please DO NOT complete and return the enclosed BLUE proxy card. Instead, you must give instructions to the Voting Trustees by way of the enclosed GREEN direction to vote your shares by returning your completed instructions to Georgeson Shareholder, 17 State Street, 10th Floor, New York, New York 10004, Attention: Voting Trustees of the Panamerican Beverages, Inc. Voting Trust.

      Please do not send your stock certificates at this time.

By Order of the Board of Directors,

Carlos Hernández A.
Vice President, General Counsel and Secretary

i

Page

Information Concerning Panamco, Coca-Cola FEMSA, FEMSA and The Coca-Cola Company	89
Security Ownership of Certain Beneficial Owners	106
Transactions in Shares of Panamco’s Stock by Certain Persons	109
Other Matters	109
Where You Can Find More Information	109
Special Note Regarding Forward-Looking Statements	111
Annexes
Agreement of Merger	A
The Coca-Cola Company Stockholders Agreement	B
The Voting Trust Stockholder Agreement	C
Opinion of JPMorgan	D
The Coca-Cola Company Memorandum	E

ii

SUMMARY

      This summary highlights some of the information from this proxy statement and may not contain all of the information that is important to you. To understand the merger fully and for a more complete description of the legal terms of the merger, you should carefully read this entire document, including the annexes and other documents to which we have referred you. See “Other Matters — Where You Can Find More Information” on page 109 for more details.

Summary Term Sheet

•	In the proposed merger of Panamerican Beverages, Inc., referred to in this proxy statement as Panamco, and Midtown Sub, Inc., referred to in this proxy statement as Midtown Sub, a wholly owned subsidiary of Coca-Cola FEMSA, S.A. de C.V., referred to in this proxy statement as Coca-Cola FEMSA:

•	the holders, other than subsidiaries of The Coca-Cola Company, of each outstanding share of Panamco’s Class A Common Stock, $.01 par value per share, will receive $22.00 per share in cash;

•	the holders, other than subsidiaries of The Coca-Cola Company, of each outstanding share of Panamco’s Class B Common Stock, $.01 par value per share, will receive $38.00 per share in cash; and

•	by reason of its holdings (through its subsidiaries) of Panamco shares, The Coca-Cola Company or its designated affiliates will receive one or more promissory notes that, in the aggregate, will entitle the holders of such promissory notes (restricted to The Coca-Cola Company and its designated affiliates) to subscribe to and be issued 304,045,678 Series D shares of Coca-Cola FEMSA.

See “The Merger Agreement and the Stockholder Agreements — The Merger Agreement” on page 68 for a discussion of the terms of the agreement of merger, dated as of December 22, 2002, among Coca-Cola FEMSA, Midtown Sub and Panamco. The agreement of merger is referred to in this proxy statement as the Merger Agreement.

•	At the special meeting, the requisite votes of the three classes of Panamco stock are:

•	the affirmative vote of the holders of a majority of the outstanding shares of Panamco’s Class B Common Stock;

•	the affirmative vote of a majority of the shares of Panamco’s Class A Common Stock that are present or represented by proxy at the special meeting who, under the Merger Agreement, are not disqualified holders (for this purpose, disqualified holders means The Coca-Cola Company and its subsidiaries, Venbottling Holdings, Inc. and its subsidiaries, the officers and directors of Panamco and any other holder whom the secretary of Panamco (or other officer or agent authorized to tabulate shares) is advised beneficially owns shares of Panamco’s Class B Common Stock); and

•	the approval of all outstanding shares of Panamco’s Series C Preferred Stock.

See “The Special Meeting — Votes Required” on page 66.

•	Subsidiaries of The Coca-Cola Company, who hold approximately 25.0% of the outstanding shares of Panamco’s Class B Common Stock and all outstanding shares of Panamco’s Series C Preferred Stock, and certain other significant holders, representing approximately 44.0% of outstanding shares of Panamco’s Class B Common Stock, have, subject to specified terms and conditions, separately entered into agreements pursuant to which they have agreed to vote in favor of the Merger Agreement and the merger. See “The Merger Agreement and the Stockholder Agreements — The Stockholder Agreements” on page 81. By virtue of these agreements, the proposals to be considered at the special meeting by the holders of Panamco’s Class B Common Stock and Series C Preferred Stock, but not the

proposal to be considered by the holders of Panamco’s Class A Common Stock, are assured of approval. However, the subsidiaries of The Coca-Cola Company need not vote their shares of Panamco’s Series C Preferred Stock in favor of the merger if the merger has not been approved by the requisite majority of the holders of Panamco’s Class A Common Stock as set forth above.

•	Other than the stockholder approvals, other important conditions in the Merger Agreement to the completion of the merger include the disbursement of funds to Coca-Cola FEMSA by its lenders, the confirmation of the investment grade rating of the combined company and the absence of changes that lead to a material adverse effect on Panamco. See “The Merger Agreement and the Stockholder Agreements — The Merger Agreement” on page 68.

•	The merger is expected to be completed shortly after we receive stockholder and regulatory approvals for the merger, which we expect will be during the second quarter of 2003.

Questions and Answers About The Merger

Q:	What am I being asked to vote upon?

A:	We are asking for you to vote upon and consider the following:

•	The approval of the Merger Agreement that we entered into on December 22, 2002 with Coca-Cola FEMSA and Midtown Sub, and the merger pursuant to which Midtown Sub, a newly formed wholly owned subsidiary of Coca-Cola FEMSA, will be merged with and into Panamco, and Panamco will become a wholly owned subsidiary of Coca-Cola FEMSA.

•	In addition, in the case of holders of Panamco’s Class B Common Stock, asking the holders of Panamco’s Class A Common Stock, as a class, to approve the Merger Agreement and the merger.

Q:	What does the Board of Directors of Panamco recommend?

A:	The Panamco board recommends that all classes of Panamco’s stockholders vote “FOR” approval of the Merger Agreement and the merger. The Panamco board also recommends that the holders of Panamco’s Class B Common Stock vote “FOR” asking the holders of Panamco’s Class A Common Stock, as a class, to approve the Merger Agreement and the merger.

Q:	Did the Panamco board get a fairness opinion in connection with the Merger Agreement and the merger?

A:	Yes. The Panamco board received a fairness opinion from J.P. Morgan Securities Inc., referred to in this proxy statement as JPMorgan, Panamco’s financial advisor. This opinion, dated December 20, 2002, states that, as of such date, $22.00 cash consideration for each share of Panamco’s Class A Common Stock to be paid to the holders, other than The Coca-Cola Company and its subsidiaries, of Panamco’s Class A Common Stock was fair, with respect to such Class A Common Stock, from a financial point of view, to such stockholders. The full text of the written opinion of JPMorgan is attached to this proxy statement as Annex D, and you should read it carefully in its entirety. The opinion of JPMorgan is directed to the Panamco board and does not constitute a recommendation to you as to how you should vote with respect to the proposed merger. See “Special Factors — Opinion of Panamco’s Financial Advisor” on page 26.

Q:	When and where is the special meeting?

A:	The special meeting will be held at [ ] located at [ ], on [ ], 2003, at [ ], local time. You may attend the special meeting and vote your shares in person rather than voting by proxy.

Q:	What do I need to do now?

A:	After carefully reading and considering the information contained in this proxy statement, please complete, date and sign your BLUE proxy and return it in the enclosed return envelope as soon as possible, so that your shares may be represented at the special meeting.

If you sign and send in your proxy and do not indicate how you want to vote, we will count your proxy as a vote in favor of approval of the Merger Agreement and the merger, and in the case of a proxy with respect to Panamco’s Class B Common Stock, we will also count your proxy as a vote in favor of asking the holders of Panamco’s Class A Common Stock, as a class, to approve the Merger Agreement and the merger.

Q:	How do I vote if I hold my Class B Common Stock as a participant in the Voting Trust?

A:	If you hold Panamco’s Class B Common Stock as a participant in the voting trust (the “Voting Trust”) for which Woods W. Staton and James M. Gwynn act as voting trustees (the “Voting Trustees”), please DO NOT complete and return a BLUE proxy with respect to such Class B Common Stock. Instead, you must give instructions to the Voting Trustees to vote your shares at the special meeting by completing and returning the enclosed GREEN direction with your completed instructions to Georgeson Shareholder, 17 State Street, 10th Floor, New York, New York 10004, Attention: Voting Trustees of the Panamerican Beverages, Inc. Voting Trust. In order to be binding upon the Voting Trustees, your instructions must be received by [ ], 2003, at [ ] local time.

If you fail to give instructions to the Voting Trustees, the Voting Trustees may vote your shares in accordance with the recommendation of the Panamco board.

Q:	What happens if I do not vote at the special meeting or vote my proxy or send my instructions to the Voting Trustees as described in the proxy statement?

A:	If you are a holder of Panamco’s Class A Common Stock and do not vote, your shares of Class A Common Stock will not count toward a quorum and, assuming a quorum is otherwise established, your failure to vote will have no effect on the vote of the holders of Panamco’s Class A Common Stock to approve the Merger Agreement and the merger.

If you are a holder of Panamco’s Class B Common Stock (other than as a participant in the Voting Trust) and do not vote, your failure to vote will have the effect of counting against the Merger Agreement and the merger and the proposal to allow the holders of Panamco’s Class A Common Stock, as a class, to approve the Merger Agreement and the merger.

If you hold your shares of Panamco’s Class B Common Stock as a participant in the Voting Trust and fail to give instructions to the Voting Trustees to vote your shares at the special meeting, the Voting Trustees may vote your shares in accordance with the recommendation of the Panamco board.

Q:	Can I change my vote after I have mailed my signed proxy or instructions to the Voting Trustees?

A:	Yes. Unless you hold your shares of Panamco’s Class B Common Stock as a participant in the Voting Trust, you can change your vote at any time before your proxy is voted at the special meeting. You can do this by presenting to the meeting an instrument revoking your proxy or a new duly executed proxy bearing a later date. You must submit your notice of revocation or your new proxy to Panamco’s solicitation agent, Georgeson Shareholder, at the following address so that your notice or new proxy is received by the solicitation agent prior to [ ] a.m. on the date of the special meeting:

Georgeson Shareholder
17 State Street, 10th Floor
New York, New York 10004

If you hold your shares of Panamco’s Class B Common Stock as a participant in the Voting Trust, you may revoke or amend your instructions by written notice to the Voting Trustees at any time, so long as such written notice is received by the Voting Trustees at the following address prior to 5:00 p.m., New York time, two days prior to the date of the special meeting:

Georgeson Shareholder
17 State Street, 10th Floor
New York, New York 10004
Attention: Voting Trustees of the Panamerican Beverages, Inc. Voting Trust

Q:	If my broker holds my shares in “street name,” will my broker vote my shares?

A:	Your broker will vote your shares only if you provide instructions as to how to vote. You should follow the directions provided by your broker regarding how to instruct your broker to vote your shares.

Q:	Am I entitled to dissenters’ rights?

A:	No. Under Panama law, Panamco’s stockholders are not entitled to dissenters’ rights, rights of appraisal or similar rights in connection with the merger.

Q:	Who will own Panamco after the merger?

A:	After the merger, Panamco will be a wholly owned subsidiary of Coca-Cola FEMSA. Upon completion of the merger, stockholders of Panamco, other than The Coca-Cola Company, will no longer have an equity or ownership interest in Panamco, nor will they, other than The Coca-Cola Company, acquire an ownership interest in Coca-Cola FEMSA by virtue of their current ownership of Panamco’s Common Stock. The merger may constitute, if completed, a “going-private transaction” within the meaning of Rule 13e-3 promulgated under the Securities Exchange Act of 1934, referred to in this proxy statement as the Exchange Act. For further information regarding Coca-Cola FEMSA and The Coca-Cola Company, see “Information Concerning Panamco, Coca-Cola FEMSA, FEMSA and The Coca-Cola Company” on page 89.

Q:	What is the value of the consideration that The Coca-Cola Company will receive in the merger and what percentage of Coca-Cola FEMSA will The Coca-Cola Company own after the merger?

A:	As a consequence of the merger, The Coca-Cola Company will receive 304,045,678 Series D shares of Coca-Cola FEMSA in exchange for all shares of Panamco’s Class A Common Stock, Class B Common Stock and Series C Preferred Stock beneficially owned by The Coca-Cola Company through its subsidiaries. This stock consideration was determined by assigning a value to all Panamco shares beneficially owned by The Coca-Cola Company of $22.00 per share and a subscription value of $2.216 to each Series D share of Coca-Cola FEMSA. This subscription value in turn was established based on the average of the closing prices on The New York Stock Exchange for American Depositary Shares of Coca-Cola FEMSA over a period of 20 trading days prior to public announcement of the merger. Upon completion of the merger, The Coca-Cola Company and its subsidiaries are expected to hold approximately 39.6% of Coca-Cola FEMSA’s share capital and 46.4% of Coca-Cola FEMSA’s voting share capital.

Q:	If the merger is approved, when will I receive cash consideration for my shares?

A:	Holders of Panamco’s Common Stock, other than The Coca-Cola Company and its subsidiaries, will be entitled to receive cash for their shares as of the date of completion of the merger. Following the closing of the merger, you will receive instructions from Panamco on how to obtain your cash payment in exchange for each share of Panamco’s Common Stock that you own.

Q:	What are the tax consequences of the merger to me?

A:	In general, a United States Holder (as defined under “Special Factors — Material Income Tax Consequences”) that receives cash for its shares of Panamco’s Common Stock pursuant to the merger,

will recognize gain or loss for United States Federal income tax purposes in an amount equal to the difference between such holder’s adjusted tax basis in its shares of Panamco’s Common Stock and the cash received. Such gain or loss generally will be capital gain or loss. However, special rules described more fully below could affect the character and amount of a United States Holder’s gain or loss recognition in the merger under specified circumstances. A Non-United States Holder will generally not be subject to United States Federal income or withholding tax with respect to gain recognized in the merger. Panamco stockholders will generally not be subject to any Panama tax on gains realized as a result of the merger. For a more detailed discussion of the material income tax consequences of the merger, see “Special Factors — Material Income Tax Consequences” on page 60.

Q:	Should I send in my stock certificates now?

A:	No. After the completion of the merger, you will receive written instructions for exchanging your stock certificates. Please do not send in your stock certificates with your proxy.

Q:	Who can help answer my questions?

A:	If you have any questions about the merger or if you need additional copies of this proxy statement or the enclosed proxy or instruction form, you should contact:

Georgeson Shareholder 17 State Street, 10th Floor New York, New York 10004 Attention: [ ] Telephone: (866) 204-2716	Panamerican Beverages, Inc. 701 Waterford Way, Suite 800 Miami, Florida 33126 Attention: Laura Maydón Telephone: (305) 929-0867

The Companies (see page 89)

      Panamco is the largest soft drink bottler in Latin America and the third largest bottler of the soft drink products of The Coca-Cola Company in the world. Panamco produces and distributes Coca-Cola, Sprite, Fanta, Lift and other beverages of The Coca-Cola Company in its bottling territories in Mexico, Brazil, Colombia, Venezuela, Costa Rica, Nicaragua, Guatemala and Panama, along with bottled water, beer and other beverages in some of these territories. Panamco has two classes of common stock: Panamco’s Class A Common Stock, which in general has no voting rights, and Panamco’s Class B Common Stock, which is entitled to vote (together, “Panamco’s Common Stock”). Panamco’s Class B Common Stock represents approximately 7.1% of the outstanding shares of Panamco’s Common Stock. Panamco also has one class of preferred stock: Panamco’s Series C Preferred Stock. The Coca-Cola Company, through its subsidiaries, beneficially owns approximately 25.2% of Panamco’s Class A Common Stock, approximately 25.0% of Panamco’s Class B Common Stock and 100% of Panamco’s Series C Preferred Stock. Venbottling Holdings, Inc. beneficially owns approximately 9.0% of Panamco’s Class B Common Stock and approximately 9.1% of Panamco’s Class A Common Stock. The Voting Trust holds approximately 59.5% of Panamco’s Class B Common Stock.

      Coca-Cola FEMSA produces Coca-Cola, Sprite, Fanta, Lift and other beverages of The Coca-Cola Company in the Valley of Mexico and the Southeast territories in Mexico and in the Buenos Aires territory in Argentina. Coca-Cola FEMSA has bottling facilities and services retailers in Mexico and Buenos Aires. Fomento Económico Mexicano, S.A. de C.V., referred to in this proxy statement as FEMSA, beneficially owns a 51.0% equity interest in Coca-Cola FEMSA. The Coca-Cola Company beneficially owns a 30.0% equity interest in Coca-Cola FEMSA.

      Midtown Sub is a corporation incorporated under the laws of the Republic of Panama and is a wholly owned subsidiary of Coca-Cola FEMSA. It was established for the sole purpose of merging with and into Panamco.

Interests of Certain Persons in the Merger (see page 47)

      In considering the recommendation of the Panamco board to vote for the proposal to approve the Merger Agreement and the merger, you should be aware that certain directors and executive officers of Panamco have interests in the merger that are in addition to, or different from, the interests of Panamco stockholders generally and that create potential conflicts of interest. These interests include:

•	the cancellation of outstanding options to purchase Panamco’s Class A Common Stock held by such directors and executive officers, whether vested or unvested, in exchange for a cash payment equal to the excess, if any, of $22.00 over the per share exercise price of each outstanding option, multiplied by the number of shares of Panamco’s Class A Common Stock subject to each such option;

•	participation by certain Panamco executive officers, including Messrs. Jung, Pietropaolo and Hernández and Ms. Franqui, in the Panamco change in control severance plan, which provides them with the right to receive:

(a) enhanced severance benefits (including cash payments of up to three times the executive’s base salary and target bonus and up to three years of continued welfare benefits) in the event of the executive’s involuntary termination, as defined under the change in control severance plan, within as many as three years following the completion of the merger;

(b) a pro rata bonus payment for the year in which the merger is completed; and

(c) in the case of Messrs. Jung, Pietropaolo and Hernández and Ms. Franqui, an additional gross-up payment to make the executives whole for any excise taxes that may be imposed on them under Section 4999 of the Internal Revenue Code;

•	in the case of Messrs. Cooling and Schimberg, the lapse of restrictions on 73,333 restricted shares and 55,000 restricted shares, respectively, of Panamco’s Class A Common Stock immediately prior to the completion of the merger, and the opportunity for Messrs. Cooling and Schimberg to receive the value of the remaining 193,334 unvested restricted shares and 145,000 unvested restricted shares, respectively, of Panamco’s Class A Common Stock held as of the completion of the merger if the price of Coca-Cola FEMSA’s American Depositary Shares exceeds predetermined price targets prior to specified dates; and

•	the continued benefits after the completion of the merger of indemnification benefits available to directors and executive officers of Panamco, and the provision of directors’ and officers’ liability insurance coverage for six years after the completion of the merger.

      The Panamco board was aware of, and considered the interests of, its directors and executive officers when it considered and approved the Merger Agreement and the merger and determined to recommend to Panamco stockholders that they vote for the proposal to approve the Merger Agreement and the merger.

Arrangements with The Coca-Cola Company (see page 51 and Annex E)

      Each of Panamco and Coca-Cola FEMSA operates primarily pursuant to bottling and related agreements with The Coca-Cola Company and its subsidiaries. In addition, The Coca-Cola Company, through subsidiaries, is a significant stockholder of both Panamco and Coca-Cola FEMSA and has significant rights in connection with the governance of Panamco and Coca-Cola FEMSA.

      The Coca-Cola Company and its subsidiaries are receiving 304,045,678 Series D shares of Coca-Cola FEMSA as a consequence of the merger in contrast to the other stockholders of Panamco who are receiving all-cash consideration. Coca-Cola FEMSA offered stock consideration, instead of cash, to The Coca-Cola Company because Coca-Cola FEMSA determined that it would not have been financially feasible to offer The Coca-Cola Company the cash merger consideration offered to other stockholders of Panamco. The stock consideration was established by assigning a value to all Panamco shares beneficially owned by The Coca-Cola Company of $22.00 per share and a subscription value of $2.216 to each Series D share of Coca-Cola FEMSA. The subscription value was in turn established based on the average of the closing prices on The New York Stock Exchange for American Depositary Shares of Coca-Cola FEMSA over a period of 20 trading days prior to public announcement of the merger. The Series D shares of Coca-Cola FEMSA to be issued to subsidiaries of The Coca-Cola Company in the merger will not be traded on any securities exchange and will be subject to transfer restrictions under applicable securities laws and stockholders agreements. Upon completion of the merger, The Coca-Cola Company and its subsidiaries are expected to hold approximately 39.6% of Coca-Cola FEMSA’s share capital and 46.4% of Coca-Cola FEMSA’s voting share capital.

      The subsidiaries of The Coca-Cola Company that hold Panamco stock have made specified undertakings to support and facilitate the merger for the benefit of Panamco and Coca-Cola FEMSA. In consideration for these undertakings, Coca-Cola FEMSA has made undertakings for the benefit of The Coca-Cola Company and its subsidiaries, including specified indemnification obligations following the merger and undertakings to take specified actions and refrain from specified others to facilitate the ability of The Coca-Cola Company to receive favorable tax treatment in connection with its subsidiaries’ receipt of the merger consideration. In addition, The Coca-Cola Company and FEMSA have memorialized their understandings relating to specified operational and business issues that will affect the combined company following completion of the merger in a memorandum included as Annex E to this proxy statement.

Financing of the Merger (see page 56)

      Coca-Cola FEMSA estimates that approximately $2.73 billion will be required to pay the cash merger consideration and cash out options pursuant to the Merger Agreement, pay related transaction costs and refinance approximately $464 million of outstanding Panamco consolidated indebtedness. Coca-Cola FEMSA expects to finance these costs with:

•	the proceeds of three credit facilities for $2.05 billion in the aggregate, which JPMorgan Chase Bank and Morgan Stanley Senior Funding have committed to provide;

•	approximately $420 million of available cash; and

•	the proceeds of a new equity investment of $260 million by FEMSA in Coca-Cola FEMSA that FEMSA has committed to make at the time of completion of the merger.

      The committed credit facilities consist of:

•	a 364-day $1.550 billion bridge loan facility with a lump-sum principal payment at maturity;

•	a $250 million three-year term loan facility with a lump-sum principal payment at maturity; and

•	a $250 million five-year amortizing term loan facility.

      The completion of the merger is conditioned on the disbursement of funds under the credit facilities by the lenders, and the lenders’ commitments are subject to various conditions, including the absence of material adverse changes and the investment grade rating of the combined company. The commitments expire on September 18, 2003.

The Merger (see page 68)

      The Merger Agreement is attached as Annex A to this proxy statement. We encourage you to read the entire Merger Agreement carefully, as the Merger Agreement is the legal document that governs the merger.

      After the satisfaction or waiver of the conditions to the merger set forth in the Merger Agreement, Midtown Sub will be merged with and into Panamco. Panamco will survive the merger and continue to exist as a wholly owned subsidiary of Coca-Cola FEMSA. The directors of Panamco at the effective time of the merger will be those designated by Coca-Cola FEMSA to be directors of Midtown Sub. The Merger Agreement contemplates that, in connection with the merger:

•	immediately prior to the effective time of the merger, all shares of Panamco’s Class A Common Stock and Class B Common Stock beneficially owned by The Coca-Cola Company through its subsidiaries, will be exchanged for newly issued shares of Panamco’s Series D Preferred Stock at a one-to-one ratio; and

•	in the merger:

•	each outstanding share of Panamco’s Class A Common Stock will be converted into the right to receive $22.00 in cash;

•	each outstanding share of Panamco’s Class B Common Stock will be converted into the right to receive $38.00 in cash;

•	all the outstanding shares of Panamco’s Series C Preferred Stock and Series D Preferred Stock beneficially owned by The Coca-Cola Company through its subsidiaries will be converted into the right to receive one or more promissory notes that, in the aggregate, entitle the holders thereof (restricted to The Coca-Cola Company and its designated affiliates) to subscribe to and be issued 304,045,678 Series D shares of Coca-Cola FEMSA; and

•	each outstanding option to purchase shares of Panamco’s Class A Common Stock will be canceled, with the holder thereof becoming entitled to receive the excess, if any, of $22.00 over the exercise price, per share, of such option.

Conditions to the Merger (see page 77)

      Panamco and Coca-Cola FEMSA are not required to complete the merger unless a number of conditions are satisfied or waived, including:

•	approval of the Merger Agreement and the merger by the holders of a majority of the outstanding shares of Panamco’s Class B Common Stock;

•	approval of the Merger Agreement and the merger by the holders of a majority of the shares of Panamco’s Class A Common Stock present or represented by proxy at the special meeting who, in accordance with the Merger Agreement, are not disqualified holders (for this purpose, disqualified holders means The Coca-Cola Company and its subsidiaries, Venbottling Holdings, Inc. and its subsidiaries, the officers and directors of Panamco and any other holder whom the secretary of Panamco (or other officer or agent authorized to tabulate shares) is advised beneficially owns shares of Panamco’s Class B Common Stock);

•	approval of the Merger Agreement and the merger by the holders of all outstanding shares of Panamco’s Series C Preferred Stock;

•	absence of laws or governmental or court orders or decisions that would prohibit the merger or require either Coca-Cola FEMSA or Panamco to pay material amounts to one or more Panamco stockholders in connection with the merger and in excess of the merger consideration;

•	receipt of specified regulatory approvals; and

•	absence of pending governmental actions or proceedings that seek to enjoin, restrain or otherwise prohibit the merger.

      In addition, the obligation of Coca-Cola FEMSA to complete the merger is subject to the satisfaction or waiver of the conditions that:

•	Coca-Cola FEMSA’s lenders under the existing loan commitments shall have disbursed at least $2.05 billion, which condition is referred to in this proxy statement as the financing condition; and

•	Coca-Cola FEMSA shall have received confirmation that its final foreign currency debt ratings following the effectiveness of the merger would be at least BBB- from Standard & Poor’s Rating Services and Baa3 from Moody’s Investor Ratings Service, with stable outlook in each case, which condition is referred to in this proxy statement as the ratings condition.

Termination of the Merger Agreement (see page 79)

      The Merger Agreement may be terminated at any time prior to the closing of the merger:

•	by mutual written consent of Panamco and Coca-Cola FEMSA;

•	by either Coca-Cola FEMSA or Panamco if:

•	the Panamco stockholders do not approve the Merger Agreement at the special meeting;

•	the merger has not been completed by September 18, 2003; or

•	a legal prohibition against the merger becomes permanent and final.

•	by Panamco if:

•	Coca-Cola FEMSA materially breaches a covenant and the breach is not cured, or is not capable of being cured, within 30 days after notice;

•	the Panamco board accepts a superior proposal under the limited circumstances specified in the Merger Agreement and pays Coca-Cola FEMSA the termination fee described below; or

•	the following conditions are all satisfied:

•	45 days have passed since the fifth consecutive business day on which all of the conditions to the completion of the merger have been satisfied except for either the financing condition or the ratings condition;

•	the failure of either the financing condition or the ratings condition to be satisfied is not due to a breach by Panamco; and

•	the termination date is after April 21, 2003.

•	by Coca-Cola FEMSA if:

•	the Panamco board withdraws or adversely modifies its approval or recommendation of the merger, fails to call the special meeting or fails to solicit proxies from its stockholders in connection with the special meeting;

•	Panamco fails to comply with its obligations to refrain from soliciting or taking other specified actions in connection with alternative acquisition proposals; or

•	Panamco materially breaches any other covenant and the breach is not cured, or is not capable of being cured, within 30 days after notice.

Termination Fee (see page 79)

      Panamco will be required to pay Coca-Cola FEMSA a termination fee of $125,000,000, and reimburse up to $15,000,000 of expenses, in cash if:

•	Panamco terminates the Merger Agreement to accept a superior proposal; or

•	Panamco completes or enters into any agreement to complete an alternative acquisition proposal within 15 months after the Merger Agreement is terminated under circumstances specified in the Merger Agreement.

      Coca-Cola FEMSA will be required to pay Panamco a termination fee of $125,000,000, and reimburse up to $15,000,000 of expenses, if the Merger Agreement is terminated under circumstances specified in the Merger Agreement and the reason why the merger had not been completed prior to termination is a failure of either the financing condition or the ratings condition to have been satisfied (other than as a result of a breach by Panamco) or waived.

The Stockholder Agreements (see page 81)

      The subsidiaries of The Coca-Cola Company that hold Panamco stock and the Voting Trust and the principal participants in the Voting Trust have made specified undertakings to support and facilitate the merger for the benefit of Panamco and Coca-Cola FEMSA.

      The parties to the stockholder agreements collectively own more than 50% of Panamco’s Class B Common Stock outstanding and all of Panamco’s Series C Preferred Stock outstanding. By virtue of these agreements, the proposals to be considered at the special meeting by the holders of Panamco’s Class B Common Stock and Series C Preferred Stock, but not the proposal to be considered by the holders of Panamco’s Class A Common Stock, are assured of approval. However, the subsidiaries of The Coca-Cola Company need not vote their shares of Series C Preferred Stock in favor of the merger if the merger has not been approved by the requisite majority of the holders of Panamco’s Class A Common Stock. Furthermore, all the obligations of The Coca-Cola Company with regard to the voting of their shares would terminate in the event the Panamco board withdrew or adversely modified its approval or recommendation of the Merger Agreement or the merger.

Regulatory Requirements (see page 59)

      In response to the filing requirements under the Hart-Scott-Rodino Antitrust Improvements Act, Coca-Cola FEMSA and Panamco filed a notification and report form relating to the merger on January 22, 2003 with the U.S. Federal Trade Commission and the U.S. Department of Justice. The waiting period in connection with this filing is expected to expire on February 21, 2003, absent an early termination, extension or request for additional information. We may not complete the merger until satisfaction of this waiting period requirement. Notifications have also been made to antitrust authorities in Mexico and Brazil, and these authorities are conducting a review of the merger. However, we understand that applicable competition laws in Mexico and Brazil permit the completion of the merger before the expiration of these investigations. The Merger Agreement does not require the parties to close while any approvals or waiting periods required under Mexican antitrust law are pending or have not expired. We are not aware of any material governmental approvals or actions that may be required for the completion of the merger other than as described above and other than the filing for registration and completion of registration of the certificate of merger with the Public Registry Office of the Republic of Panama.

      In connection with seeking any approval of a governmental entity, the efforts of Coca-Cola FEMSA and Panamco may include agreeing to conditions imposed by regulatory authorities on the conduct of the business of the combined company after the merger. However, Coca-Cola FEMSA and Panamco need not accept conditions or take any actions that would have a material and adverse impact on Coca-Cola FEMSA, Panamco or the benefits that Coca-Cola FEMSA would otherwise have derived from the merger.

Fees and Expenses (see page 63)

      Except where a termination fee is payable, the Merger Agreement generally requires, whether or not the merger is completed, that all fees and expenses incurred in connection with the merger will be paid by the party incurring those fees and expenses. See “The Merger Agreement and the Stockholder Agreements — The Merger Agreement” on page 68 for a discussion of the reimbursement of expenses under certain circumstances where a termination fee is payable.

Selected Historical Financial Information

      Set forth below is selected historical consolidated financial information with respect to Panamco excerpted or derived from the information contained in Panamco’s Annual Report on Form 10-K for the fiscal year ended December 31, 2001, which is incorporated into this proxy statement by reference, and Panamco’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2002, incorporated into this proxy statement by reference. More comprehensive financial information than what is summarized below is included in such reports and other documents filed by Panamco with the Securities and Exchange Commission. The following summary is qualified by reference to such reports and other documents and all of the financial information including any related notes, contained therein. For information on how to inspect and obtain these reports and other documents, see the discussion under “Other Matters — Where You Can Find More Information” on page 109.

Panamerican Beverages Inc.

Selected Historical Consolidated Financial Information
(amounts in table in thousands
except per share amounts and ratios)

	Nine Months	Nine Months
	Ended	Ended	Year Ended December 31,(1)
	September 30,	September 30,
	2002	2001	2001	2000	1999	1998(8)	1997(7)

Statement of Operations Data:
Net sales(2)	$1,811,448	$1,944,279	$2,630,772	$2,590,305	$2,405,233	$2,761,793	$2,500,841
Cost of sales, excluding depreciation and amortization	913,042	944,123	1,296,307	1,243,485	1,191,883	1,425,246	1,327,443

Gross profit	898,406	1,000,156	1,334,465	1,346,820	1,213,350	1,336,547	1,173,398
Operating expenses:
Selling and distribution(2)	457,511	450,313	609,287	627,633	561,454	645,655	554,548
General and administrative	125,359	148,265	204,897	244,551	251,450	222,327	193,437
Depreciation and amortization(3)(4)	191,043	161,166	210,667	274,046	214,539	253,112	159,371
Amortization of goodwill	—	19,882	26,416	35,819	36,284	35,739	20,121
Facilities reorganization charges(9)	37,470	—	—	503,659	35,172	—	—

Total operating expenses	811,383	779,626	1,051,267	1,685,708	1,098,899	1,156,833	927,477

Operating income (loss)	87,023	220,530	283,198	(338,888)	114,451	179,714	245,921
Interest income	5,037	17,806	21,341	31,933	28,962	12,817	22,006
Interest expense	(65,152)	(85,295)	(119,390)	(142,299)	(129,072)	(98,152)	(60,889)
Other income (expense), net	24,811	(7,467)	(10,891)	(31,662)	(39,296)	22,136	44,033
Nonrecurring income, net(5)	—	—	—	—	—	60,486	—

Income (loss) before income taxes	51,719	145,574	174,258	(480,916)	(24,955)	177,001	251,071
Provision for income taxes(4)(5)	32,923	49,217	50,369	21,800	31,254	51,374	57,302

Income (loss) before minority interest	18,796	96,357	123,889	(502,716)	(56,209)	125,627	193,769
Minority interest in earnings of subsidiaries	3,106	4,684	5,865	1,944	3,695	5,305	19,934

Net income (loss)	$15,690	$91,673	$118,024	$(504,660)	$(59,905)	$120,322	$173,835

Basic earnings (loss) per share	$0.13	$0.72	$0.94	$(3.92)	$(0.46)	$0.93	$1.44

Diluted earnings (loss) per share	$0.13	$0.72	$0.93	$(3.92)	$(0.46)	$0.92	$1.43

Other Data:
Dividends per share(6)	$0.18	$0.18	$0.24	$0.24	$0.24	$0.24	$0.21
Weighted average shares outstanding (basic)	120,921	126,676	125,559	128,833	129,683	129,538	120,841
Weighted average shares outstanding (diluted)	121,474	127,878	126,655	128,833	129,683	130,792	121,969
Ratio of earnings to fixed charges(10)	1.73	2.61	2.37	—	—	2.72	4.51

	At	At	At December 31,(1)
	September 30,	September 30,
	2002	2001	2001	2000	1999	1998(8)	1997(7)

Balance Sheet Data (end of period):
Cash and equivalents	$55,402	$104,456	$133,666	$191,773	$152,648	$131,152	$332,995
Total current assets	271,012	327,080	400,786	465,953	427,050	484,540	646,152
Total long-term assets	1,948,558	2,247,811	2,292,240	2,560,368	3,186,072	3,163,150	2,940,917
Property, plant and equipment, net	847,311	1,025,256	1,043,870	1,125,719	1,218,383	1,307,590	1,119,515
Total assets	2,219,570	2,574,891	2,693,026	3,026,321	3,613,122	3,647,690	3,587,069
Total long-term liabilities	694,647	1,059,702	1,022,375	1,192,981	1,437,834	964,525	897,056
Minority interest	23,800	29,044	28,541	27,805	27,974	26,243	26,783
Shareholders’ equity	855,091	1,064,748	1,072,445	1,167,311	1,751,896	1,978,234	1,937,770
Book value per basic share	$7.07	$8.41	$8.54	$9.06	$13.51	$15.27	$16.04
Book value per diluted share(11)	$7.04	$8.33	$8.47	$9.03	$13.48	$15.13	$15.89

(1)	The results of the Venezuelan subsidiaries for all periods, the Colombian subsidiaries for 1997 to 2001, the Mexican subsidiaries for 1997 and 1998 and the Brazilian subsidiaries for 1997, have been remeasured in U.S. dollars, the reporting and functional currency, in accordance with Statement of Financial Accounting Standards No. 52, “Foreign Currency Translation,” as it applies to highly inflationary economies such as those in which the subsidiaries operate.
(2)	Includes reclassification of sales incentives totaling $20.1 million in 2001, $9.1 million in 2000, $10.6 million in 1999, $11.5 million in 1998 and $9.4 million in 1997 from selling and distribution expense to a reduction of net sales in accordance with Emerging Issues Task Force Issue No. 01-09 “Accounting for Consideration Given by a Vendor to a Customer (including a Reseller of the Vendor’s Products).”
(3)	Includes breakage of bottles and cases and amortization expense related to new introductions.
(4)	During 1998, Panamco Brazil conducted a study to evaluate the expected future utilization of returnable product presentations in the Brazilian market, having observed accelerated demand for, and utilization of, nonreturnable presentations in the marketplace. The results of this study show that the use of nonreturnable presentations will continue to increase in the Brazilian market. Therefore, during 1998, Panamco adjusted the carrying value of bottles and cases to reflect their estimated use in the marketplace by charging $36.5 million to the 1998 operating results, increasing total depreciation and amortization expense, and reducing the 1998 tax provision by $12.1 million.
(5)	Panamco Brazil reversed a contingency allowance recorded in prior years for excise tax credits taken on purchases of concentrate between February 1991 and February 1994. Panamco had previously accrued this allowance in the full amount of such credits. Panamco Brazil reversed this allowance in 1998 because during 1998 the Brazilian Supreme Court resolved similar claims of other bottlers in favor of the bottlers. The reversal of the excise tax allowance amounted to $60.5 million and was credited to nonrecurring income, in the statement of operations. Income tax credits recorded in this allowance, amounting to $20.0 million, were also reversed and charged directly to income in the provision for income taxes in 1998.
(6)	Dividends per share reflect the amounts declared and paid during the applicable period.
(7)	Includes eight months of net sales and net income of $349.5 million and $49.5 million, respectively, from Panamco Venezuela, and five months of net sales and net income of $18.6 million and $0.7 million, respectively, from Panamco Nicaragua.
(8)	Includes nine months of net sales and net income of $45.1 million and $2.1 million, respectively, from Panamco Guatemala, and four months of net sales and net income of $4.2 million and $0.9 million, respectively, from Refrigerantes do Oeste S.A.
(9)	Facilities reorganization charges in 2002 are related to job terminations and severance payments, charges related to plant closings and disposal of property, plant and equipment, offset by excise tax benefits and the reversal of previously accrued facilities reorganization charges. Facilities reorganization charges in 2000 are related to goodwill impairment of $350.0 million in Venezuela, write-off of obsolete property, plant, equipment, bottles and cases, charges related to plant closings and disposal of property, plant and equipment, job terminations and severance payments, and nonrecurring charges related to legal contingencies. Facilities reorganization charges in 1999 are related to job terminations and severance payments and write-off of obsolete property, plant, and equipment.

(10)	For purposes of determining the ratio of earnings to fixed charges, earnings are defined as income from continuing operations before income taxes and adjustment for minority interests in consolidated subsidiaries or income/loss from equity investees, excluding capitalized interest. Fixed charges include interest and amortization of debt expense, including the interest portion of rental obligations deemed representative of the interest. For the fiscal year ended December 31, 2000, Panamco’s fixed charges exceeded its earnings by $481.6 million. For the fiscal year ended December 31, 1999, Panamco’s fixed charges exceeded its earnings by $24.3 million.
(11)	Weighted average shares outstanding (diluted) used in the calculation totals 129,265 for 2000 and 130,001 for 1999.

SPECIAL FACTORS

Background of the Merger

      Panamco and Coca-Cola FEMSA are the two largest Coca-Cola bottlers in Latin America and have been “anchor” bottlers for The Coca-Cola Company since the mid-1990s. As participants in the Coca-Cola bottling system, the two companies interact regularly in different business contexts, and, as such, the senior executives of Panamco and Coca-Cola FEMSA meet frequently with each other or with The Coca-Cola Company to discuss issues facing the Coca-Cola bottling system in Latin America. It has become clear over the last several years that significant consolidation of the Coca-Cola bottling system in Latin America would enhance efficiency and reduce costs and, as the two largest Coca-Cola bottlers in Latin America, Panamco and Coca-Cola FEMSA have been active in making acquisitions of other Coca-Cola bottlers, with Panamco acquiring bottlers in Venezuela, Brazil and Central America, while Coca-Cola FEMSA has been expanding in Mexico and Argentina. As part of their efforts to enhance the Coca-Cola bottling system in Latin America, in 1999, Panamco and Coca-Cola FEMSA jointly commissioned the preparation by an outside consulting firm of an analysis of the potential synergies that could result from sharing certain functions in their Mexican operations. This analysis concluded without resulting in any serious discussions or negotiations regarding such a potential sharing of functions or any discussion of a combination of the two companies. In recognition of the need for rationalization and the prospect for significant synergies in Mexico, in the summer and fall of 2001 there were extensive discussions between Panamco and Coca-Cola FEMSA, and their respective financial, legal and tax advisors, regarding a potential stock-for-stock “merger-of-equals” combination of Panamco and Coca-Cola FEMSA. These discussions subsequently ended in November 2001, as the parties were unable to agree on a desirable structure for such a combination from a tax and corporate law perspective. No substantive negotiations regarding valuation of Panamco or the relative valuation of Panamco and Coca-Cola FEMSA took place during these discussions.

      Following termination of these discussions, in December 2001, José Antonio Fernández Carbajal, the Chairman and Chief Executive Officer of FEMSA and a director of Coca-Cola FEMSA, contacted Mr. Woods Staton, a director of Panamco and a beneficial owner of 39.3% of Panamco’s Class B Common Stock, to discuss whether Mr. Staton would be interested in pursuing a transaction that would involve the sale of his shares of Panamco’s Class A Common Stock for $18.60 per share, which represented a premium of approximately 25.3% to the average closing price of such shares on The New York Stock Exchange in the month of December 2001, and the sale of his shares of Panamco’s Class B Common Stock for $40 per share. Mr. Staton indicated that he was not interested in pursuing a transaction at that time. In the spring of 2002, Mr. Fernández Carbajal informally approached Mr. Staton again about a possible transaction, and Mr. Staton reiterated that he was not interested in pursuing a transaction.

      On August 27, 2002, FEMSA, the parent company of Coca-Cola FEMSA, sent a letter to Panamco in which FEMSA proposed a combination of Panamco and Coca-Cola FEMSA in a transaction that would value Panamco at $18.00 per share, consisting of $15.31 in cash and 0.119 American Depositary Shares of Coca-Cola FEMSA. In addition, in this proposal, Panamco stockholders would have the option to receive consideration in the form of unlisted voting shares of Coca-Cola FEMSA up to a maximum aggregate amount of 270,750,000 unlisted voting shares. This proposal further contemplated that FEMSA was prepared to discuss opportunities for a continuing role on the board of the combined company in connection with the issuance of these voting shares. FEMSA’s August 27 proposal did not contemplate different treatment of The Coca-Cola Company with respect to its Panamco shares.

      On that date, Mr. Fernández Carbajal called Mr. Woods Staton to inform him of this proposal. Mr. Staton and Mr. Fernández Carbajal discussed the terms of the proposal, including whether FEMSA’s proposal contemplated different consideration between Panamco’s Class A Common Stock and Class B Common Stock, and Mr. Fernández Carbajal indicated that the proposal did not contemplate such different consideration.

      In addition, a representative of Allen & Company, who is acting as financial advisor to FEMSA in connection with the merger, contacted a senior executive of The Coca-Cola Company shortly before delivery of FEMSA’s August 27 proposal was made, to inform The Coca-Cola Company of FEMSA’s planned proposal.

      During 2002, representatives of Allen & Company engaged in communications with representatives of an affiliate of Venbottling Holdings, Inc., in connection with a matter unrelated to Panamco and Coca-Cola FEMSA in which Allen & Company represented a counterparty engaged in discussions with these representatives. During the course of some of these communications after August 27, 2002, the representatives of Allen & Company occasionally discussed with the representatives of the affiliate of Venbottling Holdings, Inc. the terms of the proposed transaction between Coca-Cola FEMSA and Panamco.

      At a number of meetings in the first half of September 2002, the Panamco board, together with Panamco’s management, JPMorgan and Panamco’s legal advisors, reviewed the August 27 proposal from FEMSA and Panamco’s strategic alternatives, including the continued implementation of Panamco’s strategic plan. See “Special Factors — Panamco’s Reasons for the Merger and the Recommendation of the Panamco Board” on page 21 for a discussion of the strategic alternatives considered by the Panamco board at this and subsequent meetings. The Panamco board also discussed what role, if any, The Coca-Cola Company should play in the consideration by Panamco of FEMSA’s proposal, particularly in light of the facts that The Coca-Cola Company had a significant equity interest in both Panamco and Coca-Cola FEMSA, that The Coca-Cola Company had designees on the board of directors of Coca-Cola FEMSA as well as on the Panamco board and that the Amended and Restated Investment Agreement among Panamco, The Coca-Cola Company and a subsidiary of The Coca-Cola Company restricted the ability of The Coca-Cola Company to instigate or participate in change of control transactions affecting Panamco. The Panamco board recognized that under the terms of Panamco’s Series C Preferred Stock (all of which is beneficially owned by The Coca-Cola Company), The Coca-Cola Company would have the right to prevent any merger involving Panamco. In light of the substantial equity interest of The Coca-Cola Company in Coca-Cola FEMSA, the Panamco board concluded that the interests of The Coca-Cola Company with respect to Panamco in any combination of Panamco and Coca-Cola FEMSA would relate primarily to its role as franchisor and not to its role as a Panamco stockholder. Accordingly, the Panamco board resolved that Mr. Gary Fayard, who is a director of Panamco and also the chief financial officer of The Coca-Cola Company and an alternate director of Coca-Cola FEMSA, should not participate in any consideration by the Panamco board of any combination proposal relating to Coca-Cola FEMSA. The Panamco board also resolved that Mr. Henry Schimberg, who is a designee of The Coca-Cola Company to the Panamco board and also Vice-Chairman of Panamco, should not vote on any matter relating to any combination of Panamco with Coca-Cola FEMSA, although the Panamco board determined in light of Mr. Schimberg’s experience in the Coca-Cola bottling industry that his input as an officer of Panamco may be helpful to the Panamco board as it considered Panamco’s alternatives. In connection with the decision of the Panamco board to permit Mr. Schimberg to participate in meetings relating to consideration of FEMSA’s proposal, Panamco and The Coca-Cola Company confirmed that such participation would not constitute a waiver by Panamco of any of its rights under the Investment Agreement and that Mr. Schimberg did not represent The Coca-Cola Company in connection with any consideration by Panamco of a possible business combination with Coca-Cola FEMSA.

      After consideration of FEMSA’s August 27 proposal and in light of Panamco’s other alternatives, on September 18, 2002 the Panamco board rejected FEMSA’s August 27 proposal as inadequate. At this meeting, Mr. Woods Staton, who, in addition to being a director and Chairman of Panamco, is a trustee of the Voting Trust and, through the holdings of entities controlled by him that participate in the Voting Trust, the largest single holder of Panamco’s Class B Common Stock, indicated to the Panamco board his opposition, and that of the Voting Trust, to FEMSA’s August 27 proposal and expressed his preference as a stockholder that Panamco not be sold and that it continue to pursue its business plan. The Voting Trust holds approximately 59.5% of Panamco’s Class B Common Stock. The trustees of the Voting Trust, Messrs. James Gwynn and Woods Staton, have the power to vote all of Panamco’s Class B Common Stock held by the Voting Trust, except in connection with certain business combinations, such as the merger, in respect of which the trustees must vote in accordance with the instructions of the holders of the trust certificates representing Panamco’s Class B Common Stock held in the Voting Trust.

      On September 27, 2002, FEMSA submitted a revised proposal to Panamco, increasing by $3.00 per share the cash component of its August 27 proposal. Based upon the closing price for the American Depositary Shares of Coca-Cola FEMSA on September 27, 2002, FEMSA’s September 27 proposal offered consideration of $20.58 per Panamco share, of which $18.31 was cash and the remainder was in the form of 0.119 American Depositary Shares of Coca-Cola FEMSA. FEMSA’s September 27 proposal did not contemplate different treatment of The Coca-Cola Company with respect to its Panamco shares. In this proposal, FEMSA stated that its proposal did not preclude a different allocation of the proposed consideration between Panamco’s Class A Common Stock and Panamco’s Class B Common Stock. The September 27 proposal contemplated that FEMSA may consider a further increase in the proposed consideration if negotiations were to move rapidly.

      On October 7, 2002, the FEMSA board met to consider the status of the negotiations and authorized FEMSA, subject to the pending response of Panamco to its proposal of September 27, 2002, to present, if necessary, an improved offer to Panamco and to announce such offer publicly. Certain members of the senior management of Coca-Cola FEMSA were present at the meeting.

      The Panamco board met on October 9, 2002, to consider FEMSA’s September 27 proposal. At this meeting, the Panamco board reviewed the revised FEMSA proposal and Panamco’s strategic alternatives. The Panamco board also discussed with Panamco’s management and with JPMorgan whether the revised FEMSA proposal represented the highest price FEMSA should be willing to pay for Panamco and the appropriate approach to be taken by Panamco in negotiations with FEMSA to have FEMSA increase its price for Panamco. At this meeting, the Panamco board rejected FEMSA’s September 27 proposal as inadequate. Mr. Woods Staton reiterated his general preference as a stockholder that Panamco not be sold but indicated that if the rest of the Panamco board believed a transaction was appropriate, he would be prepared to consider a sale so long as the terms of any transaction were agreeable to the holders of Panamco’s Class B Common Stock. The Panamco board also authorized JPMorgan to inform FEMSA that the Panamco board would be willing to negotiate a transaction involving the acquisition of Panamco at a price that was equivalent to $25.00 per Panamco share. At the October 9, 2002 meeting, the Panamco board preliminarily discussed whether a special committee may be necessary or advisable in light of the potential for a different allocation of the proposed consideration between Panamco’s Class A Common Stock and Class B Common Stock. As directed by the Panamco board, JPMorgan passed on to FEMSA’s financial advisors the decisions of the Panamco board. FEMSA’s financial advisors inquired about Panamco’s reaction to the statement in FEMSA’s September 27 proposal that it did not preclude a different allocation of the consideration. In response, JPMorgan told FEMSA’s financial advisors that FEMSA’s willingness to consider differential allocation by Panamco of the proposed consideration between Panamco’s Class A Common Stock and Class B Common Stock would be a productive way to proceed.

      In mid-October, FEMSA’s financial advisors indicated to JPMorgan that FEMSA was considering increasing its offer to acquire Panamco. According to FEMSA’s financial advisors, FEMSA wanted to understand the process the Panamco board would follow in the event of a differential treatment of Panamco’s Class A Common Stock and Class B Common Stock. JPMorgan relayed this to the Panamco board.

      In response to these concerns, Luiz Furlan, Craig Jung and James Postl, being all the Panamco directors who did not have any direct or indirect interest in Panamco’s Class B Common Stock, met separately with Panamco’s legal advisors to discuss the possibility of an acquisition transaction involving Panamco that provided differential treatment for holders of different classes of Panamco’s Common Stock. At this meeting, the three Panamco directors considered their duties to the holders of Panamco’s Class A Common Stock and Class B Common Stock as well as the duties of all the other directors of Panamco in this regard, the rights and obligations of the holders of Panamco’s Class B Common Stock, the rights of the holders of Panamco’s Class A Common Stock and the legal and practical consequences of the fact that all voting power was vested in Panamco’s Class B Common Stock. The three directors noted, based on advice from Panamanian counsel, that the formation of a “special committee” of the Panamco board to represent only the interests of the holders of Panamco’s Class A Common Stock in connection with such a transaction had no basis under Panama law and might not satisfy the legal duties owed by either the members of such committee, or the other Panamco directors, to all Panamco’s stockholders. In this respect, Panamanian counsel had advised the

Panamco board that under Panamanian corporate law and in the context of Panamco’s articles of incorporation and by-laws, each and all the directors owe the same duties and responsibilities to all of Panamco’s stockholders, regardless of the class of stock they hold. The three Panamco directors reviewed the relationships of JPMorgan, Cravath, Swaine & Moore (Panamco’s principal outside United States legal counsel) and Arias, Fabrega & Fabrega (Panamco’s principal outside Panamanian legal counsel) with major holders of Panamco’s Class B Common Stock and noted that there were no such relationships that would impair the ability of any of those firms to advise on the appropriateness of such a transaction from the perspective of holders of Panamco’s Class A Common Stock. See “Special Factors — Panamco’s Reasons for the Merger and the Recommendation of the Panamco Board — Matters Relating to the Differential Treatment of Holders of Panamco’s Class A Common Stock and Panamco’s Class B Common Stock” on page 24 for a further discussion of the matters considered by the three directors at this and subsequent meetings. The three Panamco directors also discussed the approach to negotiating with FEMSA that was most likely to maximize the price that FEMSA would pay for Panamco as a whole and also the price that FEMSA would pay for Panamco’s Class A Common Stock. Following these discussions, Messrs. Furlan, Jung and Postl agreed that, if differential treatment of holders of Panamco’s Class A Common Stock and Class B Common Stock were proposed, then (1) the Panamco board, Panamco’s management and JPMorgan should continue to negotiate the aggregate consideration on behalf of all Panamco’s stockholders, (2) the price to be paid per share of Panamco’s Class A Common Stock would have to represent a fair price and be supported by a fairness opinion from JPMorgan, and (3) any such transaction would need to be conditioned upon the approval of a majority of the independent holders of Panamco’s Class A Common Stock. In light of the proposed requirement for approval of the transaction by a majority of the independent holders of Panamco’s Class A Common Stock and the applicable Panamanian law relating to the directors’ duties to all Panamco’s stockholders, the three Panamco directors decided not to propose the formation of a special committee of the Panamco board. This position was relayed by Panamco’s management to the other Panamco directors and by JPMorgan to FEMSA’s financial advisors.

      On October 17, 2002, FEMSA submitted a further revised proposal for the combination of Coca-Cola FEMSA and Panamco at a blended price of $22.50 per Panamco share. In this proposal, stockholders of Panamco (other than The Coca-Cola Company) would have the option of receiving the consideration all in cash or in American Depositary Shares of Coca-Cola FEMSA (up to a maximum of 11,400,000 American Depositary Shares of Coca-Cola FEMSA in the aggregate) with a market value of $22.50 per share, based upon trading prices for the American Depositary Shares of Coca-Cola FEMSA prior to the closing of the transaction. FEMSA’s October 17 proposal indicated that The Coca-Cola Company would be treated differently from the other stockholders of Panamco, but the proposal did not specify the details of such treatment. This proposal indicated an understanding by FEMSA that Panamco may be considering processes for enabling a different allocation of the proposed consideration between the holders of Panamco’s Class A Common Stock and Class B Common Stock. FEMSA’s financial advisors also indicated to JPMorgan, on behalf of Panamco, that FEMSA potentially could increase the overall consideration slightly if necessary to obtain the approval of the entire Panamco board.

      A representative of Allen & Company contacted a senior executive at The Coca-Cola Company, shortly before delivery of FEMSA’s October 17 proposal was made, to inform The Coca-Cola Company of FEMSA’s planned proposal.

      On October 21, 2002, the Panamco board met to consider FEMSA’s October 17 proposal. The Panamco board, together with Panamco’s management, JPMorgan and Panamco’s legal advisors, reviewed FEMSA’s October 17 proposal and Panamco’s strategic alternatives. The Panamco board also discussed with JPMorgan whether, in JPMorgan’s view, FEMSA would be willing to significantly increase its offer and the most appropriate negotiating approach to be taken by Panamco to maximize the value for Panamco’s stockholders. Based upon this review and discussion, there was some support among the Panamco directors for a combination at this price level. Mr. Woods Staton, in his capacity as a stockholder, indicated to the Panamco board that he would not be willing to agree to support a transaction in which holders of Panamco’s Class B Common Stock received only $22.50 per share. The Panamco board concluded that it would be in the best interests of all Panamco’s stockholders for Panamco to continue to negotiate with FEMSA in an attempt to find a transaction that would be satisfactory to the Panamco board and also to the major holders of Panamco’s Class B Common Stock and that the most desirable next step would be a counter-proposal from Panamco. To that end, the Panamco board requested that Messrs. Furlan, Jung and Postl, advised by JPMorgan and by Panamco’s legal counsel, engage in discussions with Mr. Woods Staton, in his capacity as a stockholder and Voting Trustee, with a view to reaching a specific allocation between Panamco’s Class A Common Stock and Class B Common Stock that those four directors would be willing to recommend to the entire Panamco board.

      Between October 22 and October 25, Messrs. Furlan, Jung and Postl had discussions with each other, with representatives of JPMorgan and with Mr. Woods Staton, in his capacity as a stockholder and Voting Trustee. In those discussions, Mr. Staton initially indicated that he expected a price for Panamco’s Class B Common Stock in the range of $45.00 in cash per share. After further discussions among Messrs. Furlan, Postl and Staton, it was agreed in principle that a transaction in which holders of Panamco’s Class A Common Stock would receive $22.50 in cash per share and holders of Panamco’s Class B Common Stock would receive $40.00 in cash per share (in each case, other than shares beneficially owned by The Coca-Cola Company) would be acceptable to Messrs. Furlan, Jung, Postl and Staton. At a meeting of the Panamco board on October 25, 2002, the entire Panamco board discussed this suggested counter-proposal. JPMorgan advised the Panamco board that, based on JPMorgan’s discussions with FEMSA’s financial advisors, it was highly unlikely that FEMSA would accept the increase in aggregate consideration that would be represented by a $22.50/$40.00 in cash per share counter-proposal. Based on this advice, the Panamco board asked Messrs. Furlan, Jung, Postl and Staton to continue their discussions with a view to presenting a revised proposal to the Panamco board as soon as possible.

      Messrs. Furlan, Jung and Postl continued their discussions with each other, with JPMorgan and with Mr. Woods Staton. Ultimately, Messrs. Furlan, Jung and Postl agreed that, subject to receipt of a suitable JPMorgan fairness opinion that the consideration to be paid to the holders, other than The Coca-Cola Company and its subsidiaries, of Panamco’s Class A Common Stock, with respect to such Class A Common Stock, in the proposed merger was fair, from a financial point of view, to such stockholders and approval of a majority of the independent holders of Panamco’s Class A Common Stock voting at a stockholders’ meeting considering such transaction, they would be willing in principle to support a transaction in which holders of Panamco’s Class A Common Stock would receive $22.00 in cash per share and holders of Panamco’s Class B Common Stock would receive $38.00 in cash per share (in each case, other than shares beneficially owned by The Coca-Cola Company), and Mr. Staton indicated that he would be willing in principle to support such a transaction in his capacity as a beneficial owner of Panamco’s Class B Common Stock.

      On October 24, 2002, senior executives of Panamco met with senior executives of The Coca-Cola Company and discussed the current status of the proposed transaction, including the possibility of differential treatment of holders of different classes of Panamco’s Common Stock and of The Coca-Cola Company. Subsequent to this meeting, a senior executive of The Coca-Cola Company contacted a representative of Allen & Company to express the desire of The Coca-Cola Company, in its capacity as franchisor and not in any other capacity, that any possible transaction between Coca-Cola FEMSA and Panamco proceed on a negotiated basis.

      The Panamco board met on October 28, 2002. The representatives of JPMorgan described the suggested $22.00/$38.00 per share, all cash counter-proposal, and each of Mr. Postl (on behalf of Messrs. Furlan, Jung and Postl) and Mr. Woods Staton, in his capacity as a stockholder and Voting Trustee, indicated that he would be willing in principle to support such a transaction. JPMorgan advised the Panamco board that, although the $22.00/$38.00 per share counter-proposal would represent an increase of approximately $0.35 per share, on a blended basis, over FEMSA’s October 21 proposal, the incremental cost could well be acceptable to FEMSA. The Panamco board then discussed with management and Panamco’s advisors the appropriate approach to negotiating with FEMSA to maximize value for all Panamco’s stockholders. Based upon that discussion, the Panamco board approved an all cash counter-proposal to FEMSA of $22.50 per share for Panamco’s Class A Common Stock and $38.00 per share for Panamco’s Class B Common Stock (in each case, other than shares beneficially owned by The Coca-Cola Company). JPMorgan delivered this counter-proposal to FEMSA’s financial advisors.

      On October 31, 2002, FEMSA’s financial advisors contacted JPMorgan and indicated that FEMSA was increasing its offer by an aggregate of $35 million in cash and eliminating the option of receiving the consideration in American Depositary Shares of Coca-Cola FEMSA (except for amounts payable to The Coca-Cola Company for its Panamco shares). FEMSA’s financial advisors indicated that the offer to The Coca-Cola Company for its Panamco shares would be at a price of $22.00 per share payable in the form of Coca-Cola FEMSA shares.

      On November 1, 2002, the Panamco board met again. JPMorgan explained the terms of the revised FEMSA proposal and that it would represent an all cash price of $22.00 per share for Panamco’s Class A Common Stock (excluding shares beneficially owned by The Coca-Cola Company through its subsidiaries), an all cash price of $38.00 per share for Panamco’s Class B Common Stock (excluding shares beneficially owned by The Coca-Cola Company through its subsidiaries) and a price of $22.00 per share, payable in non-traded Coca-Cola FEMSA Series D shares, for Panamco shares beneficially owned by The Coca-Cola Company. On this basis, the Panamco board authorized commencement of negotiations with FEMSA and Coca-Cola FEMSA toward definitive documentation to implement the transaction and the commencement by them of appropriate due diligence in respect of the proposed combination.

      On November 14, 2002, Panamco, FEMSA and Coca-Cola FEMSA executed a confidentiality agreement to permit Coca-Cola FEMSA access to confidential information regarding Panamco. Also on November 14, Panamco and The Coca-Cola Company entered into a consent under the Investment Agreement to permit FEMSA, Coca-Cola FEMSA and The Coca-Cola Company to engage in discussions regarding the terms upon which The Coca-Cola Company might consent to the proposed combination of Panamco and Coca-Cola FEMSA. Upon execution of these agreements, Coca-Cola FEMSA commenced due diligence with respect to Panamco; FEMSA, Coca-Cola FEMSA and The Coca-Cola Company commenced detailed discussions regarding the implications of the proposed combination for The Coca-Cola Company; and the legal advisors to Panamco and Coca-Cola FEMSA began negotiation of the terms of the Merger Agreement and related documentation.

      On November 15, 2002, representatives of Allen & Company met with representatives of The Coca-Cola Company to present the terms of the proposed transaction to The Coca-Cola Company. Allen & Company informed The Coca-Cola Company that the FEMSA proposal contemplated that The Coca-Cola Company would receive merger consideration in the form of unlisted voting stock of Coca-Cola FEMSA and that a value of $22.00 per share would be attributed to each share of Panamco’s stock beneficially owned by The Coca-Cola Company. In addition, The Coca-Cola Company was informed that the proposed subscription value to be attributed to shares of Coca-Cola FEMSA to be delivered to The Coca-Cola Company in connection with the merger was proposed to be based on a market price average for the American Depositary Shares of Coca-Cola FEMSA and that FEMSA proposed to invest approximately $260 million in Coca-Cola FEMSA in connection with the merger on the basis of the same subscription price to be agreed with The Coca-Cola Company. Allen & Company presented to The Coca-Cola Company a preliminary financial analysis of Panamco based on publicly available information. Finally, The Coca-Cola Company was asked to consider providing a $250 million stand-by credit facility to Coca-Cola FEMSA in order to support the operations of the combined company following completion of the merger.

      On December 2, 2002, the Coca-Cola FEMSA board met to discuss the terms of the proposed merger and the status of the negotiations regarding the merger. Designees of The Coca-Cola Company were present at the meeting, and the board was informed that discussions were ongoing with The Coca-Cola Company regarding its support for and participation in the merger.

      On December 6, 2002, representatives of FEMSA, Coca-Cola FEMSA and Allen & Company met with representatives of The Coca-Cola Company in Atlanta to discuss the proposed transaction. The Coca-Cola Company informed FEMSA that there were a number of operational and business issues regarding the combined company that The Coca-Cola Company wanted to address prior to agreeing to support the merger. Thereafter, The Coca-Cola Company requested that Coca-Cola FEMSA indemnify it for certain risks relating to the transaction and its new investment in Coca-Cola FEMSA. Conversations were subsequently held by representatives of both sides to negotiate these requests. The parties’ understandings regarding these operational and business issues were subsequently memorialized in a memorandum. This memorandum is included as Annex E to this proxy statement. The agreed terms of this indemnity are set forth in The Coca-Cola Company Stockholders Agreement, which is included as Annex B to this proxy statement. See “The Merger Agreement and the Stockholder Agreements — The Stockholder Agreements — The Coca-Cola Company Stockholders Agreement” on page 81 for a discussion of these provisions.

      On December 16, 2002, the Panamco board met to review the status of negotiations regarding the proposed combination. At this meeting, Panamco’s management discussed with the Panamco board the status of Coca-Cola FEMSA’s due diligence, and Panamco’s legal advisors discussed the terms of the Merger Agreement and the documentation necessary to give effect to the proposed combination, which were to include stockholder agreements from the Voting Trust and The Coca-Cola Company, as well as the likely terms of other arrangements with The Coca-Cola Company. With respect to the Merger Agreement, the most significant issue that remained open at this time was related to Coca-Cola FEMSA’s proposed financing for the transaction. The Panamco board discussed with Panamco’s management, JPMorgan and Panamco’s legal advisors the issues for Panamco and its stockholders arising out of the inclusion in the Merger Agreement of a financing condition. The Panamco board also discussed the fact that a portion of the financing was proposed to be provided by JPMorgan Chase and the implications for the reliance by the Panamco board on JPMorgan’s advice. Other issues that remained unresolved at this time included the scope of the “material adverse effect” condition and the covenants that would limit the conduct by Panamco of its business prior to closing. At the conclusion of this meeting, the Panamco board authorized management to continue to negotiate the terms of the proposed combination.

      On December 16, 2002, the boards of FEMSA and Coca-Cola FEMSA met separately to review the status of negotiations regarding the proposed combination and findings of the due diligence performed by Coca-Cola FEMSA on Panamco. The FEMSA board was also informed about the status of negotiations with The Coca-Cola Company.

      On December 18, 2002, Messrs. Furlan, Jung and Postl met with Panamco’s legal advisors to discuss the proposed combination. Representatives of Cravath, Swaine & Moore confirmed to the three Panamco directors that the Merger Agreement did provide for a closing condition relating to the approval of the transaction by a majority of the independent holders of Panamco’s Class A Common Stock present at a stockholders’ meeting considering such transaction and that the fairness opinion from JPMorgan relating to the transaction would state that the consideration to be paid to the holders, other than The Coca-Cola Company and its subsidiaries, of Panamco’s Class A Common Stock, with respect to such Class A Common Stock, in the proposed merger was fair, from a financial point of view, to such stockholders. After discussion, the three Panamco directors reconfirmed their support for a transaction in which the holders of Panamco’s Class A Common Stock would receive $22.00 per share in cash and the holders of Panamco’s Class B Common Stock would receive $38.00 per share in cash (in each case, other than subsidiaries of The Coca-Cola Company).

      On December 19, 2002, the Coca-Cola FEMSA board met again and approved the merger with Panamco. The designees of The Coca-Cola Company to the Coca-Cola FEMSA board abstained from voting on the resolution approving the merger.

      On December 20, 2002, the Panamco board met again. Panamco’s management, together with JPMorgan and Panamco’s legal advisors, updated the Panamco board on the status of discussions with Coca-Cola FEMSA, including the open issues on the Merger Agreement. At this time, the only significant issue that remained unresolved in the Merger Agreement was the scope of the material adverse effect condition. As part of the discussion, JPMorgan presented its financial analysis of the transaction and reviewed again with the Panamco board the various strategic alternatives that had been discussed at prior meetings. The Panamco board also reviewed the terms of the arrangements among FEMSA, Coca-Cola FEMSA and The Coca-Cola Company in connection with the merger. The representatives of JPMorgan delivered JPMorgan’s oral opinion to the Panamco board, confirmed in writing, that, as of December 20, 2002, the consideration to be paid to the holders, other than The Coca-Cola Company and its subsidiaries, of Panamco’s Class A Common Stock, with respect to such Class A Common Stock, in the proposed merger was fair, from a financial point of view, to such stockholders. After further deliberation, the Panamco board approved the Merger Agreement and the merger with Coca-Cola FEMSA and resolved to recommend to Panamco’s stockholders that they vote for approval of the Merger Agreement.

      On December 21, 2002, following up on previous meetings and discussions from time to time relating to the various proposals of Coca-Cola FEMSA, Messrs. Woods Staton and James Gwynn, as Voting Trustees, and certain other principal participants in the Voting Trust had telephonic meetings with Simpson Thacher & Bartlett, United States legal counsel to the Voting Trust, to discuss the principal terms of the Merger Agreement and the Voting Trust Stockholder Agreement pursuant to which these Voting Trust participants agreed to vote in favor of the merger.

      Negotiations with respect to the Merger Agreement continued over the next two days. The Merger Agreement was finalized and executed on December 22, 2002. On the morning of December 23, 2002, Coca-Cola FEMSA and Panamco publicly announced the execution of the Merger Agreement.

Panamco’s Reasons for the Merger and the Recommendation of the Panamco Board

      After careful consideration, the Panamco board has determined that the merger is fair to and in the best interests of Panamco and all its stockholders (other than The Coca-Cola Company and its subsidiaries). The Panamco board recommends that you vote or give instructions to vote “FOR” the proposal to approve the Merger Agreement and the merger.

      The foregoing resolutions were approved unanimously by the Panamco board, with Mr. Gary Fayard not present and Mr. Henry Schimberg abstaining. See “Special Factors — Background of the Merger” on page 14 for a discussion of the reasons for Mr. Fayard’s absence and Mr. Schimberg’s abstention.

      In considering the recommendation of the Panamco board with respect to the Merger Agreement, you should be aware that the directors and executive officers of Panamco have interests in the merger that are different from, or are in addition to, the interests of Panamco stockholders generally. Other than Mr. Fayard (who was not present), the recommendation of the Panamco board was approved by all Panamco directors who are not also officers or employees of Panamco. See “Special Factors — Interests of Certain Persons in the Merger” on page 47 for a discussion of these interests.

      In reaching its decision to recommend the merger and the Merger Agreement, the Panamco board considered a wide variety of factors. In light of the complexity of those factors, the Panamco board did not consider it practicable to, nor did it attempt to, quantify or otherwise assign relative weights to these specific factors it considered in reaching its decision. In addition, individual members of the Panamco board may have given different weights to different factors. The Panamco board reached its determination to recommend the merger and the Merger Agreement in the absence of the retention of an unaffiliated representative to act solely on behalf of Panamco’s unaffiliated security holders because of the overall impact of the factors noted below that support its determination.

      The Panamco board’s analysis in reaching its determinations with respect to the Merger Agreement and the merger is described in more detail below.

Factors Supporting the Merger

      In this section, we discuss all material factors considered by the Panamco board in favor of the Merger Agreement and the merger.

         The Panamco board believes that the merger is Panamco’s best strategic alternative

      The Panamco board believes that the merger with Coca-Cola FEMSA represents the best strategic alternative available to Panamco and its stockholders. The Panamco board reached this conclusion after reviewing the generally prevailing conditions in the Coca-Cola bottling industry in Latin America and Panamco’s own experience in recent years.

      The Panamco board reviewed a number of possible alternatives to the merger, including:

•	Continuing to operate Panamco as an independent public company. The Panamco board considered whether Panamco should continue to operate as an independent Coca-Cola bottling company in Latin America. Based on the review by the Panamco board of Panamco’s strategic plan, general economic and political conditions in Latin America and Panamco’s prospects for growth, the Panamco board concluded that, although continuing to operate Panamco as an independent company could over the long term lead to the Panamco stock price appreciating to levels comparable to the value being offered in the merger with Coca-Cola FEMSA, there was substantial business execution risk associated with that strategy as it would require a marked improvement in Panamco’s operating performance. In addition, the successful implementation of Panamco’s strategic plan as a stand-alone company would depend upon a significant reversal of general economic and political conditions in South America and the Panamco board did not expect such a reversal in the short term. In light of these considerations, the Panamco board concluded that the merger with Coca-Cola FEMSA offered better and more certain value for Panamco’s stockholders than continuing to operate Panamco as an independent public company.

•	Other merger partners. The Panamco board, together with Panamco’s management and JPMorgan, considered whether any other merger partner would represent an opportunity for greater stockholder value than Coca-Cola FEMSA. Based upon their knowledge of other actual and potential participants in the Coca-Cola bottling sector in Latin America and on the analysis of JPMorgan, the Panamco board concluded that Coca-Cola FEMSA was the best merger partner for Panamco. As a result, the Panamco board did not believe it necessary to solicit other offers for Panamco, although the Panamco board noted that the Merger Agreement would not preclude an unsolicited, superior competing bid for Panamco.

•	The break-up of Panamco. The Panamco board also reviewed a variety of alternatives relating to the break-up of Panamco, including (1) the sale of all Panamco’s assets and (2) the sale of Panamco’s Mexican assets and the retention of its other assets. The Panamco board noted that the implementation of these alternatives did provide some prospect for stockholder value comparable to the proposed merger with Coca-Cola FEMSA. The Panamco board concluded, however, that the significant execution risk and potential tax costs associated with the implementation of either of these alternatives rendered each of them inferior to the proposed merger with Coca-Cola FEMSA. In this regard, the Panamco board was particularly concerned that Panamco might not be able to sell its businesses in South America, leaving the Panamco stockholders with an ongoing equity interest in a weaker company.

•	Leveraged recapitalization. The Panamco board also considered the possibility of a leveraged recapitalization of Panamco, to return value to Panamco’s stockholders in the form of cash. However, given the prevailing difficult economic conditions in Latin America, the Panamco board concluded that it was an inappropriate time to increase significantly the debt burden on Panamco.

      $22.00 per share for Panamco’s Class A Common Stock represents a significant premium

      The Panamco board noted that the price of $22.00 per share for Panamco’s Class A Common Stock represented a significant premium to its recent trading performance. In particular, the $22.00 per share price represented:

•	a premium of 118% over the closing price of Panamco’s Class A Common Stock on December 19, 2002;

•	a premium of 138% over the average closing price of Panamco’s Class A Common Stock for the month prior to December 19, 2002; and

•	a premium of 145% over the average closing price of Panamco’s Class A Common Stock for the three months prior to December 19, 2002.

      The Panamco board noted in its deliberations that the trading price of Panamco’s Class A Common Stock had declined significantly over the preceding twelve months and that the $22.00 per share price represented an 18% premium over the highest closing price during the twelve-month period preceding December 19, 2002. See “ — The Panamco board believes that the merger is Panamco’s best strategic alternative” above for a discussion of the Panamco board’s views relating to the outlook for Panamco’s operations in South America over the short term. The Panamco board believes that the premium offered constitutes a compelling reason for the transaction.

The analyses and opinion of JPMorgan that, as of December 20, 2002, the consideration to be paid to the holders, other than The Coca-Cola Company and its subsidiaries, of Panamco’s Class A Common Stock, with respect to such Class A Common Stock, in the proposed merger was fair, from a financial point of view, to such stockholders

      As part of its deliberations, the Panamco board requested the advice of JPMorgan, its financial advisor, regarding the merger. In its deliberations, the Panamco board considered the financial analyses presented to it by JPMorgan, as well as the oral opinion of JPMorgan, confirmed in writing, delivered on December 20, 2002, to the effect that as of December 20, 2002, the consideration to be paid to the holders, other than The Coca-Cola Company and its subsidiaries, of Panamco’s Class A Common Stock, with respect to such Class A Common Stock, in the proposed merger was fair, from a financial point of view, to such stockholders. See “Special Factors — Opinion of Panamco’s Financial Advisor” on page 26 for a summary of JPMorgan’s opinion and analyses. In addition, the Panamco board also considered the fact that JPMorgan Chase Bank and JPMorgan were expected to be parties to the commitment letter entered into by Coca-Cola FEMSA to finance the transaction, and discussed JPMorgan’s qualifications and independence from FEMSA and Coca-Cola FEMSA and determined that those relationships did not impair the independence or advice of JPMorgan.

Matters Relating to the Differential Treatment of The Coca-Cola Company

      In reaching its determination to approve the merger, the Panamco board noted that The Coca-Cola Company was being treated differently in the merger from the other stockholders of Panamco. The Coca-Cola Company and its subsidiaries are receiving stock consideration in the merger in contrast to the other stockholders of Panamco who are receiving all-cash consideration. See “Special Factors — Arrangements with The Coca-Cola Company — Merger Arrangements and Proposed New Operational Arrangements” on page 54 for a discussion of the arrangements with The Coca-Cola Company entered into in connection with the merger. The Panamco board determined to approve the Merger Agreement and the merger, notwithstanding the differential treatment of The Coca-Cola Company, for the following reasons.

Fairness of the transaction to the other Panamco stockholders

      The Panamco board concluded that the $22.00 per share for Panamco’s Class A Common Stock and $38.00 per share for Panamco’s Class B Common Stock, to be received by all Panamco’s stockholders other than subsidiaries of The Coca-Cola Company, was fair to those other stockholders, for the reasons discussed above under the heading “ — Factors Supporting the Merger.”

Stockholder approval

      The merger requires approval by stockholders of Panamco that are not affiliated with The Coca-Cola Company. The Panamco board noted that the Voting Trust, which is the largest single holder of Panamco’s Class B Common Stock, and Venbottling Holdings, Inc., one of the largest stockholders of Panamco after The Coca-Cola Company, fully supported the transaction. In addition, the Panamco board noted that the transaction was conditioned upon the approval of a majority of the independent holders of Panamco’s Class A Common Stock present at a stockholders’ meeting considering such transaction.

Relative consideration to be received by The Coca-Cola Company in the merger

      The Panamco board noted that the notional value of the consideration to be received by The Coca-Cola Company as a consequence of the merger was $22.00 per Panamco share, including $22.00 per share of Panamco’s Class B Common Stock beneficially owned by The Coca-Cola Company. This represented a lower price per share for Panamco’s Class B Common Stock than that to be received by other holders of both Panamco’s Class A Common Stock and Class B Common Stock.

      The Panamco board also noted that the Coca-Cola FEMSA Series D shares to be received by The Coca-Cola Company as a consequence of the merger were not traded on any active securities market and thus would not be attractive to most Panamco stockholders. In addition, the Panamco board noted that those shares would be valued based upon the trading prices for American Depositary Shares of Coca-Cola FEMSA prior to the announcement of the transaction, which would result in The Cola-Cola Company being exposed to downward movements in the trading prices for Coca-Cola FEMSA’s shares in the period of time prior to closing.

Other arrangements

      The Panamco board reviewed the terms of the other arrangements between The Coca-Cola Company, FEMSA and Coca-Cola FEMSA to be entered into in connection with the transaction. The Panamco board concluded that none of these arrangements would likely represent a significant financial benefit to The Coca-Cola Company.

Matters Relating to the Differential Treatment of Holders of Panamco’s Class A Common Stock and Panamco’s Class B Common Stock

      In reaching its decision to recommend the Merger Agreement and the merger, the Panamco board took into consideration the fact that the holders of Panamco’s Class A Common Stock would receive $22.00 per share and holders of Panamco’s Class B Common Stock would receive $38.00 per share (in each case, other than The Coca-Cola Company and its subsidiaries). Notwithstanding this differential treatment, the Panamco board unanimously recommends to Panamco’s stockholders that they approve the Merger Agreement and the merger. In reaching their decision to recommend the Merger Agreement to Panamco’s stockholders, Messrs. Furlan, Jung and Postl, being the members of the Panamco board who did not directly or indirectly have any interest in Panamco’s Class B Common Stock, took into account the following factors.

Fairness of the price to holders of Panamco’s Class A Common Stock

      Messrs. Furlan, Jung and Postl concluded that $22.00 per share for holders of Panamco’s Class A Common Stock represented a fair price for those holders, particularly in light of Panamco’s strategic alternatives, for the reasons discussed above under the heading “— Factors Supporting the Merger.” Messrs. Furlan, Jung and Postl noted in particular that JPMorgan was delivering an opinion that the consideration to be paid to the holders, other than The Coca-Cola Company and its subsidiaries, of Panamco’s Class A Common Stock, with respect to such Class A Common Stock, in the proposed merger was fair, from a financial point of view, to such stockholders. Messrs. Furlan, Jung and Postl also noted that the blended price of approximately $22.85 per share being attributed to all shares of Panamco’s Common Stock (on a diluted basis) represented less than a 4% premium to the price of $22.00 per share being received by holders of Panamco’s Class A Common Stock.

Rights of holders of Panamco’s Common Stock

      Messrs. Furlan, Jung and Postl noted that, under Panamco’s articles of incorporation, holders of Panamco’s Class A Common Stock had no right to vote on the merger and that there was not any limit under applicable Panamanian law on the ability of holders of Panamco’s Class B Common Stock to approve a merger transaction in which classes of shares were treated differently. Messrs. Furlan, Jung and Postl recognized that the approval of the major holders of Panamco’s Class B Common Stock was essential to implementation of the transaction and, based upon their own direct negotiations with representatives of the Voting Trust, that it was unlikely that those holders could have been persuaded to accept a price less than $38.00 per share. Messrs. Furlan, Jung and Postl also noted that Coca-Cola FEMSA required certain significant beneficial owners of Panamco’s Class B Common Stock to enter into agreements in support of the proposed transaction as a condition of such proposed transaction.

      Messrs. Furlan, Jung and Postl also recognized that the Panamco board has the ability, under Panamco’s articles of incorporation, to cause the conversion of Panamco’s Class B Common Stock into Class A Common Stock under certain circumstances. Based on legal advice, however, the three Panamco directors concluded that this right was of uncertain enforceability and that any attempt to exercise that right, so as to eliminate the differential treatment, was not in the best interests of holders of Panamco’s Class A Common Stock in light of that uncertainty.

     Stockholder approval

      Messrs. Furlan, Jung and Postl noted that the completion of the transaction was conditioned upon the approval of a majority of the independent holders of Panamco’s Class A Common Stock present at a stockholders’ meeting considering such transaction.

Material Negative Factors

      In addition to the matters described above, the Panamco board considered a number of negative factors with respect to the proposed merger and the Merger Agreement. However, the Panamco board determined that the negative factors were outweighed by the potential benefits to Panamco’s stockholders from the merger, as described above.

      The material negative factors considered by the Panamco board were as follows.

Financing and ratings conditions

      The completion of the merger is conditioned upon receipt by Coca-Cola FEMSA of financing and of confirmation that its final foreign currency debt ratings would be at least at certain specified levels, with a stable outlook. The Panamco board recognized that the satisfaction of the ratings condition was also a condition to the receipt of financing by Coca-Cola FEMSA from its lenders and the financing and ratings conditions created an undesirable level of contingency with respect to the proposed transaction. The Panamco board concluded, however, based upon discussions with Panamco’s management, JPMorgan and Panamco’s legal advisors, that it was very unlikely that Coca-Cola FEMSA would agree to the merger, at this price, without a financing condition and the related ratings condition. The Panamco board noted, in connection with the ratings condition, that the preliminary indications from the relevant ratings agencies, based on Coca-Cola FEMSA’s discussions with them, had been affirmative that satisfactory ratings would be obtained. The Panamco board also noted that, under certain circumstances, Coca-Cola FEMSA would be required to pay a break-up fee, including potential reimbursement of expenses, of up to $140,000,000 to Panamco if the proposed merger failed for lack of financing. The Panamco board also considered the strength of JPMorgan Chase and Morgan Stanley, the lead lenders to Coca-Cola FEMSA, and the reputational issues for those two institutions should they fail to deliver financing to Coca-Cola FEMSA. See “Special Factors — Financing of the Merger” on page 56 for a discussion of Coca-Cola FEMSA’s financing and see “The Merger Agreement and the Stockholder Agreements — The Merger Agreement” on page 68 for a discussion of Coca-Cola FEMSA’s break-up fee.

Material Adverse Effect condition

      The Panamco board considered that the Merger Agreement contained a “material adverse effect” condition that introduced a further level of contingency to the transaction. The Panamco board recognized that such condition did not contain absolute exclusions for continuing adverse political developments in Venezuela. At the time the Merger Agreement was signed, the Venezuelan general strike was continuing, and the Panamco board concluded that it would be difficult for Coca-Cola FEMSA and its lenders to accept the risk of a further deterioration in Venezuela. The Panamco board determined, however, that it was more likely than not that the situation in Venezuela would not deteriorate further after the signing of the Merger Agreement and would perhaps improve by the time of the closing. The Panamco board also noted that the Venezuelan operations were projected to represent a small fraction of Panamco’s cash operating profit for 2003 and, as a result, negative developments affecting the Venezuelan operations would be unlikely to have a “material adverse effect” on Panamco, taken as a whole. See “The Merger Agreement and the Stockholder

Agreements — The Merger Agreement” on page 68 for a discussion of the “material adverse effect” condition in the Merger Agreement.

Risks to Panamco if the merger did not close

      The Panamco board discussed at length the risks to Panamco should the proposed merger with Coca-Cola FEMSA be announced but not be completed for any reason. The Panamco board discussed the principal conditions to the merger, including the financing and “material adverse effect” conditions described above, and the covenants restricting the ability of Panamco to conduct its business in the ordinary course between signing and closing.

Other Considerations

      In addition to the matters described above, the Panamco board considered the following factors in evaluating the merger:

•	the fact that executive officers and directors of Panamco may have interests in the merger that are different from, or are in addition to, the interests of Panamco stockholders generally, including the matters described under “Special Factors — Interests of Certain Persons in the Merger” on page 47;

•	the terms of the Merger Agreement, including the restrictions on Panamco’s ability to respond to competing proposals and termination provisions and the possibility that Panamco would be required to pay a break-up fee to Coca-Cola FEMSA in connection with a competing transaction; and

•	Panamco’s historic reported results and current financial condition, including the net book value of its assets, although in light of the recent volatility of Panamco’s reported earnings the Panamco board did not attach significant weight to Panamco’s historic performance.

Opinion of Panamco’s Financial Advisor

      Pursuant to an engagement letter dated September 9, 2002, Panamco retained JPMorgan as its exclusive financial advisor in connection with Panamco’s consideration of any proposed combination with Coca-Cola FEMSA, as well as various other potential acquisitions and dispositions by Panamco.

      At the meeting of the Panamco board on December 20, 2002, JPMorgan rendered its oral opinion, confirmed in writing, to the Panamco board that, as of such date, the consideration to be paid to the holders, other than The Coca-Cola Company and its subsidiaries, of Panamco’s Class A Common Stock, with respect to such Class A Common Stock, in the proposed merger was fair, from a financial point of view, to such stockholders. No limitations were imposed by Panamco’s board upon JPMorgan with respect to the investigations made or procedures followed by it in rendering its opinion.

      The full text of the written opinion of JPMorgan dated December 20, 2002, which sets forth the assumptions made, matters considered and limits on the review undertaken, is attached as Annex D to this proxy statement and is incorporated herein by reference. The holders of Panamco’s Class A Common Stock are urged to read the opinion in its entirety. JPMorgan’s written opinion is addressed to the Panamco board, is directed only to the consideration to be paid to the holders, other than The Coca-Cola Company and its subsidiaries, of Panamco’s Class A Common Stock, with respect to such Class A Common Stock, in the merger and does not constitute a recommendation to any stockholder of Panamco as to how such stockholder should vote at the special meeting. The summary of the opinion of JPMorgan set forth in this proxy statement is qualified in its entirety by reference to the full text of such opinion.

      In arriving at its opinion, JPMorgan, among other things:

•	reviewed a draft dated December 20, 2002 of the Merger Agreement;

•	reviewed certain publicly available business and financial information concerning Panamco and the industries in which it operates;

•	compared the proposed financial terms of the merger with the publicly available financial terms of certain transactions involving companies JPMorgan deemed relevant and the consideration received for such companies;

•	compared the financial and operating performance of Panamco with publicly available information concerning certain other companies JPMorgan deemed relevant and reviewed the current and historical market prices of Panamco’s Class A Common Stock and certain publicly traded securities of such other companies;

•	reviewed certain internal financial analyses and forecasts prepared by the management of Panamco relating to its business; and

•	performed such other financial studies and analyses and considered such other information as JPMorgan deemed appropriate for the purposes of its opinion.

      JPMorgan also held discussions with certain members of the management of Panamco and with the financial advisors to Coca-Cola FEMSA with respect to certain aspects of the merger, and the past and current business operations of Panamco, the financial condition and future prospects and operations of Panamco, and certain other matters JPMorgan believed necessary or appropriate to its inquiry.

      JPMorgan relied upon and assumed, without independent verification, the accuracy and completeness of all information that was publicly available or that was furnished to it by Panamco or Coca-Cola FEMSA or otherwise reviewed by JPMorgan, and JPMorgan has not assumed any responsibility or liability for such information. JPMorgan did not conduct any valuation or appraisal of any assets or liabilities, nor were any valuations or appraisals provided to JPMorgan. In relying on financial analyses and forecasts provided to it, JPMorgan assumed that they were reasonably prepared based on assumptions reflecting the best currently available estimates and judgments by management as to the expected future results of operations and financial condition of Panamco to which such analyses or forecasts relate. JPMorgan also assumed that the definitive Merger Agreement would not differ in any material respect from the draft provided to JPMorgan, and that the transactions contemplated by the Merger Agreement would be completed without waiver of the condition that the Merger Agreement and the merger be approved by the majority of holders of Panamco’s Class A Common Stock present or represented by proxy at the meeting who are not disqualified holders (for this purpose, disqualified holders means The Coca-Cola Company and its subsidiaries, Venbottling Holdings, Inc. and its subsidiaries, the officers and directors of Panamco and any other holder whom the secretary of Panamco (or other officer or agent authorized to tabulate shares) is advised beneficially owns shares of Panamco’s Class B Common Stock). JPMorgan relied as to all legal matters relevant to the rendering of its opinion upon the advice of counsel.

      The projections furnished to JPMorgan for Panamco were prepared by the management of Panamco. See “Special Factors — Certain Prospective Financial Information” on page 33 for a discussion of these projections. These projections were based on numerous variables and assumptions that are inherently uncertain and may be beyond the control of management, including, without limitation, factors related to general economic and competitive conditions and prevailing interest rates. Accordingly, actual results could vary significantly from those set forth in such projections.

      JPMorgan’s opinion is based on economic, market and other conditions as in effect on, and the information made available to JPMorgan as of, the date of such opinion. Subsequent developments may affect the written opinion dated December 20, 2002, and JPMorgan does not have any obligation to update, revise, or reaffirm such opinion. JPMorgan’s opinion is limited to the fairness, from a financial point of view, of the consideration to be received by the holders, other than The Coca-Cola Company and its subsidiaries, of Panamco’s Class A Common Stock in the proposed merger, with respect to such Class A Common Stock, and JPMorgan has expressed no opinion as to the fairness of the consideration to be received by any other holder of the stock of Panamco or the underlying decision by Panamco to engage in the merger. JPMorgan expressed no opinion as to the price at which Panamco’s Common Stock will trade at any future time.

      JPMorgan was not authorized to and did not solicit any expressions of interest from any other parties with respect to the sale of all or any part of Panamco or any other alternative transaction. Consequently, JPMorgan has expressed no opinion whether any alternative transaction might produce consideration for the holders of Panamco’s Class A Common Stock in an amount in excess of that contemplated in the merger.

      In accordance with customary investment banking practice, JPMorgan employed generally accepted valuation methods in reaching its opinion. The following is a summary of the material financial analyses used by JPMorgan in connection with providing its opinion.

Discounted Cash Flow Analysis

      JPMorgan conducted a discounted cash flow analysis for the purpose of determining the fully diluted equity value per share of Panamco’s Common Stock. JPMorgan calculated the unlevered free cash flows, that is, the cash flows prior to any deductions for debt repayment and interest expense, but after giving effect to estimated taxes, capital expenditures and changes to net working capital, that Panamco is expected to generate during 2003 through 2012 based upon financial projections prepared by the management of Panamco. JPMorgan also calculated a range of terminal asset values at the end of the forecast period, namely the end of 2012, by applying a cash operating profit exit multiple ranging from 4.0x to 6.0x to the estimated 2012 cash operating profit of Panamco. The unlevered free cash flows and the range of terminal asset values were then discounted to present values using a range of discount rates from 11.3% to 13.3%, which were chosen by JPMorgan based upon an analysis of the weighted average cost of capital of Panamco.

      Based on the management projections and a discount rate of 12.3%, before taking account of any potential synergies between Panamco and Coca-Cola FEMSA, the discounted cash flow analysis indicated a range of implied equity values of between $17.55 and $22.42 per share of Panamco’s Common Stock on a fully diluted basis. If 50% of the estimated $70 million potential annual synergies between Panamco and Coca-Cola FEMSA are taken into account, the discounted cash flow analysis indicated a range of implied equity values of between $19.01 and $24.07 per share of Panamco’s Common Stock on a fully diluted basis.

      Throughout its analysis, JPMorgan calculated the fully diluted value per share of Panamco’s Common Stock on the basis of 122 million outstanding shares, without taking account of the lack of voting rights attributable to Panamco’s Class A Common Stock.

Present Value of the Illustrative Theoretical Future Stock Price

      JPMorgan conducted an analysis of the present value of the theoretical future price per share of Panamco’s Common Stock, based on the assumption that all management projections are met, for the purpose of determining the fully diluted equity value per share of Panamco’s Common Stock. JPMorgan calculated the implied enterprise value of Panamco based on multiples ranging from 4.5x to 6.5x of the expected 2004, 2005 and 2006 cash operating profit based upon financial projections prepared by the management of Panamco. These multiples were based on selected public trading multiples of earnings before interest, taxes, depreciation and amortization, which is referred to herein as EBITDA. JPMorgan then calculated the implied equity value for 2003, 2004 and 2005 by adjusting the respective enterprise value of Panamco for each year by its estimated debt, net of cash and cash equivalents, plus minority interest at the end of such year based on the projections prepared by the management of Panamco. The 2003, 2004 and 2005 equity values were then discounted to present values using a range of discount rates from 13.5% to 14.5%, which were chosen by JPMorgan based upon an analysis of the cost of equity of Panamco.

      Based on the management projections and an equity discount rate of 14.0%, the present value of the 2005 theoretical future stock price indicated a range of implied equity values of between $15.64 and $19.15 per share of Panamco’s Common Stock on a fully diluted basis.

Illustrative Break-Up Value

      JPMorgan conducted an illustrative break-up analysis for the purpose of determining the fully diluted equity value per share of Panamco’s Common Stock. JPMorgan calculated the implied enterprise values of Panamco’s operating territories based on the multiples of 7.0x to 8.0x the estimated 2003 cash operating profit in the Mexican and Central American territories and based on the amounts of $1.33 to $1.67 per estimated unit case sale in the South American territories for 2003. Estimated cash operating profits and estimated unit case sales volumes for 2003 were based upon financial projections prepared by the management of Panamco.

      Based on these implied enterprise values, the illustrative break-up analysis indicated a range of implied equity values, exclusive of any potential tax consequences, the expenses from any potential sale and any adjustment for the time value of money to take account of the fact that a theoretical break-up sale of Panamco would likely take some time, of between $20.43 and $25.15 per share of Panamco’s Common Stock on a fully diluted basis. In this analysis, although JPMorgan provided a theoretical valuation of the Mexican, Central American and South American businesses of Panamco, JPMorgan did not express any view as to whether any of or all those businesses could in fact be sold at the indicated values.

Public Trading Multiples

      Using publicly available information, JPMorgan compared selected financial data of Panamco with similar data for selected publicly traded companies engaged in businesses that JPMorgan judged to be analogous to the businesses of Panamco. The companies selected by JPMorgan were:

•	Latin American bottlers:

•	Coca-Cola FEMSA;

•	Embotelladoras Arca, S.A. de C.V.;

•	Grupo Continental, S.A.; and

•	Embotelladora Andina, S.A.

•	Non-Latin American bottlers:

•	Coca-Cola Enterprises Inc.;

•	Coca-Cola Amatil Limited; and

•	The Pepsi Bottling Group, Inc.

These companies were selected, among other reasons, because of their operational and business similarities with Panamco, although no bottler operates in all of the territories in which Panamco operates. For each comparable company, JPMorgan used estimates of their respective financial results for 2002 and 2003 published in publicly available analyst research reports. JPMorgan derived the mean and the median value for each of the following for 2002 and 2003: enterprise value divided by estimated unit case sales volume; enterprise value divided by estimated revenues; and enterprise value divided by either estimated cash operating profit or, if not available, EBITDA. For purposes of this analysis, JPMorgan calculated the enterprise value of each company based on its market capitalization as of December 19, 2002, plus the latest reported debt, net of cash and cash equivalents, plus minority interest. The analysis indicated the following ranges:

	Mean	Median	Low	High

2002 estimates
Latin American bottlers:
Enterprise value/unit case sales volume	$3.39	$3.21	$2.50	$4.65
Enterprise value/revenues	1.3x	1.3x	1.0x	1.6x
Enterprise value/cash operating profit or EBITDA	5.3x	4.8x	4.2x	7.2x
Non-Latin American bottlers:
Enterprise value/unit case sales volume	$4.78	$5.10	$3.91	$5.33
Enterprise value/revenues	1.3x	1.3x	1.2x	1.6x
Enterprise value/cash operating profit or EBITDA	8.9x	8.9x	8.0x	9.9x

	Mean	Median	Low	High

2003 estimates
Latin American bottlers:
Enterprise value/unit case sales volume	$3.30	$2.86	$2.49	$4.56
Enterprise value/revenues	1.4x	1.6x	1.0x	1.6x
Enterprise value/cash operating profit or EBITDA	6.0x	5.3x	4.3x	8.4x
Non-Latin American bottlers:
Enterprise value/unit case sales volume	$4.57	$4.82	$3.72	$5.17
Enterprise value/revenues	1.2x	1.2x	1.1x	1.3x
Enterprise value/cash operating profit or EBITDA	8.0x	8.3x	7.4x	8.3x

      JPMorgan noted that, using management projections, the Panamco enterprise value based on the proposed merger with Coca-Cola FEMSA implied an amount of $2.94 per estimated Panamco unit case sale and implied multiples of 1.5x and 8.7x estimated Panamco revenues and cash operating profit, respectively, for 2002. For 2003, such Panamco enterprise value implied an amount of $2.78 per estimated Panamco unit case sale and implied multiples of 1.5x and 7.8x estimated Panamco revenues and cash operating profit, respectively. JPMorgan also noted that using a 2003 cash operating profit multiple of between 5.5x and 6.5x indicated a range of implied equity values of between $14.17 and $18.01 per share of Panamco’s Common Stock on a fully diluted basis.

Selected Transaction Analysis

      Using publicly available information, JPMorgan examined the following selected transactions in the Latin America bottling sector.

Date	Acquiror	Target

2002	Panamco	Coca-Cola de Panamá
2002	Pepsi Bottling Group	Pepsi-GEMEX
2001	South African Breweries	Cervecería Hondureña
2000	Grupo Continental	Tecoman
2000	Pepsi-GEMEX	EMVASA
2000	Quilmes	Embotelladora del Interior (Edisa)
2000	UCPB&J	Frontera
1999	Quilmes	BAESA
1999	The Coca-Cola Company	Paraguay Refrescos
1999	Embotelladora Andina, S.A.	Perma
1999	Embotelladora Arica	Inchcape (Williamson Balfour)
1999	Embotelladora Arica	ELSA
1998	Sistema Argos	Chihuahua/Stege
1998	Panamco	Refrigerantes do Oeste, Supripack
1998	Panamco	Embotelladora Central
1997	Coca-Cola FEMSA	Socunosco (Tapachula)
1997	Brahma	BAESA
1997	Panamco	Embotelladora Milca
1997	Pepsi-GEMEX	Embotelladora Agral
1997	Panamco	Coca-Cola y Hit de Venezuela
1996	Embotelladora Andina, S.A	INTI (Córdoba)
1996	Pepsi-GEMEX	San Luis Potosi Pepsi
1996	Coca-Cola Polar	Bahía Blanca, Menipal, Cacabuco, Neuquén
1996	Coca-Cola FEMSA	San Isidro Refrescos
1995	Panamco	Embotelladora Tica
1995	Embotelladora Arica	Embotelladora Boliviana (Vascal S.A.)
1995	Panamco	Refrigerantes de Santos
1995	Embotelladora Andina, S.A	EDASA (Rosario, Mendoza)
1993	Coca-Cola FEMSA	Coca-Cola Industrial y Comercial

      JPMorgan calculated the enterprise value of each such public company based on its market capitalization, as of the date of the announcement of the applicable transaction, plus its latest reported debt, net of cash and cash equivalents, plus minority interest, and each such non-public company based on its reported transaction value. The statistics derived below were based on publicly available information for the latest available reported twelve month period prior to the announcement of the applicable transaction with respect to unit case sales volume, revenues and EBITDA.

	Median	Low	High

Enterprise value/unit case sales volume	$2.7	$1.4	$9.2
Enterprise value/revenues	1.0x	0.5x	2.8x
Enterprise value/EBITDA	7.4x	4.1x	12.3x

      For the selected transactions, the implied medians of enterprise value divided by actual unit case sales volume, revenues and EBITDA, respectively, for the latest reported twelve months prior to the corresponding announcement were $2.70, 1.0x and 7.4x, respectively. JPMorgan noted that, using management projections, the Panamco enterprise value based on the proposed combination with Coca-Cola FEMSA implied an amount of $2.94 per estimated Panamco unit case sale and implied multiples of 1.5x and 8.7x estimated Panamco revenues and cash operating profit, respectively, for 2002. JPMorgan also noted that using a 2002 cash operating profit multiple of between 7.0x and 8.0x indicated a range of implied equity values of between $17.01 and $20.43 per share of Panamco’s Common Stock and using a 2002 unit case sales value of between $2.50 and $3.00 indicated a range of implied equity values of between $18.42 and $23.50 per share of Panamco’s Common Stock, in each case on a fully diluted basis.

Analysis of Premium

      JPMorgan calculated the premium implied by $22.00 per share of Panamco’s Class A Common Stock relative to the price per share of Panamco’s Class A Common Stock on December 19, 2002 and certain market prices prior to such date. The table below sets forth JPMorgan’s premium analysis:

		Premium based on
		$22.00 per share of
	Price per share of	Class A Common
	Class A Common Stock	Stock

Stock price on 12/19/02	$10.11	118%
1-day prior	$9.67	128%
1-month average	$9.24	138%
3-month average	$8.98	145%
6-month average	$10.57	108%
1-year average	$13.59	62%
52-week high	$18.69	18%
52-week low	$7.67	187%

      Using publicly available information, JPMorgan reviewed 27 representative transactions in the consumer sector with a value of between $1.0 billion and $5.0 billion which were announced between January 1, 2000 and December 19, 2002, of which 4 were classified as beverage transactions. JPMorgan compared the premiums from such transactions to the premium implied by $22.00 per share of Panamco’s Class A Common Stock to the price per share of Panamco’s Class A Common Stock on certain dates prior to December 19, 2002. The table below sets forth JPMorgan’s premium analysis:

	Mean premium to	Mean premium to
	market price in	market price in
	sample of 27	sample of 4	Premium based on a
	announced	announced beverage	price of $22.00 per
	consumer	transactions within the	share of Class A
Reference	transactions	sample of 27	Common Stock

1-day prior	27%	22%	128%
1-week average	30%	23%	139%
1-month average	30%	26%	138%
3-month average	34%	38%	145%
6-month average	41%	46%	108%
1-year average	49%	49%	62%
52-week high	5%	15%	18%
52-week low	127%	98%	187%

      JPMorgan noted that the premium analysis does not constitute a valuation technique as such, but serves as a comparison of the proposed offer price to various historical prices of Panamco’s Class A Common Stock.

      The summary set forth above does not purport to be a complete description of the analyses or data presented by JPMorgan. The preparation of a fairness opinion is a complex process and is not necessarily susceptible to partial analysis or summary description. JPMorgan believes that the summary set forth above and its analyses must be considered as a whole and that selecting portions thereof, without considering all of its analyses, could create an incomplete view of the processes underlying its analyses and opinion. JPMorgan based its analyses on assumptions that it deemed reasonable, including assumptions concerning general business and economic conditions and industry-specific factors. The other principal assumptions upon which JPMorgan based its analyses are set forth above under the description of each such analysis. JPMorgan’s analyses are not necessarily indicative of actual values or actual future results that might be achieved, which values may be higher or lower than those indicated. Moreover, JPMorgan’s analyses are not and do not purport to be appraisals or otherwise reflective of the prices at which businesses actually could be bought or sold.

      As a part of its investment banking business, JPMorgan and its affiliates are continually engaged in the valuation of businesses and their securities in connection with mergers and acquisitions, investments for passive and control purposes, negotiated underwritings, secondary distributions of listed and unlisted securities, private placements, and valuations for estate, corporate and other purposes. JPMorgan was selected to advise Panamco with respect to the merger on the basis of such experience and its familiarity with Panamco. In connection with its engagement of JPMorgan and receipt of its opinion, the Panamco board considered the commercial relationships between JPMorgan and its affiliates, on the one hand, and FEMSA, Coca-Cola FEMSA, The Coca-Cola Company, the Voting Trust and its principal beneficiaries and Venbottling Holdings, Inc., on the other hand, and determined that those relationships did not impair the independence or advice of JPMorgan.

      For services rendered in connection with the merger, Panamco has agreed to pay JPMorgan a fee of approximately $18.5 million, one third of which becomes due upon the filing of this proxy statement, and the remainder of which is payable upon the completion of the merger. In addition, Panamco has agreed to reimburse JPMorgan for its expenses incurred in connection with its services, including the fees and disbursements of counsel, and will indemnify JPMorgan against certain liabilities, including liabilities arising under the federal securities laws. During 2002, JPMorgan was paid approximately $265,000 in monthly retainer fees for services it provided to Panamco pursuant to the engagement letter dated as of September 9, 2002, and effective as of July 1, 2002, in connection with any strategic or regional transaction, including the merger and Panamco’s acquisition of Coca-Cola de Panamá Compañía Embotelladora, S.A.

      JPMorgan and its affiliates maintain banking and other business relationships with Panamco and Coca-Cola FEMSA and their respective affiliates and have provided them with financial advisory and financing services from time to time, including, but not limited to, strategic advice, derivatives, and treasury and institutional trust services, for which it has received customary fees. In particular, JPMorgan and its affiliates are currently providing financing services to Coca-Cola FEMSA in connection with the merger. See “Special Factors — Fees and Expenses” on page 63 for a discussion of the fees payable to JPMorgan and the other lenders by Coca-Cola FEMSA in connection with the financing for the merger. In the ordinary course of their businesses, JPMorgan and its affiliates may actively trade the debt and equity securities of Panamco or Coca-Cola FEMSA for their own accounts or for the accounts of customers and, accordingly, they may at any time hold long or short positions in such securities.

Certain Prospective Financial Information

      Panamco does not as a matter of course make public any projections as to future sales, earnings or other results. The prospective financial information set forth below is included in this proxy statement only because such information was provided to, and considered by, JPMorgan and Morgan Stanley in connection with their fairness opinions.

      The prospective financial information set forth below was not prepared with a view toward public disclosure or compliance with the published guidelines of the Securities and Exchange Commission or the guidelines established by the American Institute of Certified Public Accountants with respect to prospective financial information. The prospective financial information is not fact and readers of this proxy statement are cautioned not to place undue reliance on such information.

      Neither Panamco’s independent auditors, nor any other independent accountants, have compiled, examined or performed any procedures with respect to the prospective financial information contained in this proxy statement, nor have they expressed any opinion or any other form of assurance on such information or its achievability, and assume no responsibility for, and disclaim any association with, the prospective financial information.

      The prospective financial information set forth below reflects numerous assumptions made by the management of Panamco, with respect to industry performance, general business, economic, market and financial conditions and other matters, all of which are difficult to predict and many of which are beyond Panamco’s control. The assumptions and estimates underlying the prospective financial information are inherently uncertain and, though considered reasonable by Panamco’s management as of the date of its preparation, are subject to a wide variety of significant business, economic, market and financial and competitive risks and uncertainties that could cause actual results to differ materially from those set forth below. Accordingly, there can be no assurance that the prospective financial information is indicative of the future performance of Panamco or that actual results will not materially differ from those presented in the prospective financial information. Inclusion of the prospective financial information in this proxy statement should not be regarded a reliable prediction of future events, and the prospective financial information should not be relied upon as such. Neither Panamco or any of its representatives, nor Coca-Cola FEMSA or its representatives has made, or makes, any representation to any person regarding the prospective financial information, and none of them intends to update or otherwise revise the prospective financial information to reflect circumstances existing after the date when made or to reflect the occurrence of future events even in the event that any or all of the assumptions underlying the prospective financial information are shown to be in error.

      Panamco’s management prepared the prospective financial information set forth below during the third quarter of 2002 in the ordinary course of business, with respect to Panamco’s operating performance for each of its fiscal years ending December 31, 2003, 2004 and 2005. Panamco’s management provided the prospective financial information to Coca-Cola FEMSA on November 22, 2002. The prospective financial information has not been adjusted to reflect the effects of the proposed merger. The prospective financial information should be read together with the other information contained in this proxy statement.

Panamerican Beverages, Inc.

Selected Consolidated Prospective Financial Information

(amounts in millions of unit cases and U.S.$, except per unit case amounts)

	Fiscal Year Ended
	December 31,

	2003	2004	2005

Unit Case Volume	1,302	1,353	1,414
Net Revenue per Unit Case	$1.92	$1.95	$1.99
Net Revenue	2,497	2,645	2,809
Cost of Sales	1,280	1,344	1,423
Gross Profit	1,217	1,300	1,386
Cash Operating Expense	747	765	791
Cash Operating Profit	470	535	596
Operating Income	279	344	406
Net Income	115	171	220

Position of Coca-Cola FEMSA and Midtown Sub as to the Fairness of the Merger

Fairness to Stockholders of Panamco

      Because the merger may constitute, if completed, a “going-private transaction” subject to Rule 13e-3 under the Exchange Act, Coca-Cola FEMSA is required to express its belief as to the fairness of the merger to stockholders of Panamco who are not affiliated with Panamco or The Coca-Cola Company. Coca-Cola FEMSA believes that the merger is financially and procedurally fair to such stockholders of Panamco. This belief, however, should not be construed as a recommendation to stockholders of Panamco to vote in favor of the merger. In reaching this belief, Coca-Cola FEMSA considered the following factors, each of which in its judgment supports its view as to the fairness of the merger:

•	Coca-Cola FEMSA understands that the Panamco board, after considering, and based upon factors deemed relevant by such board, has by resolution (1) approved, and declared advisable, the Merger Agreement and the merger and (2) determined that the merger is advisable and fair to, and in the best interests of, all of the stockholders of Panamco, other than The Coca-Cola Company and its subsidiaries. This understanding supports the determination of procedural fairness of the merger.

•	Coca-Cola FEMSA understands that the two resolutions referred to in the paragraph above were approved by all directors of Panamco other than Mr. Fayard (who was not present) and Mr. Schimberg (who abstained). This understanding supports the determination of procedural fairness of the merger.

•	Coca-Cola FEMSA understands that Panamco directors Messrs. Jung, Furlan and Postl approved a resolution that specifies that the merger is advisable and fair to, and in the best interests of, the holders of shares of Panamco’s Class A Common Stock, other than The Coca-Cola Company and its subsidiaries. This understanding supports the determination of procedural fairness of the merger.

•	Coca-Cola FEMSA understands that the Panamco board, after due inquiry and discussion, determined that Messrs. Jung, Furlan and Postl did not have any conflict that might have impaired their judgment with respect to the approval of the resolution that specifies that the merger is advisable and fair to, and in the best interests of, the holders of shares of Panamco’s Class A Common Stock, other than The Coca-Cola Company and its subsidiaries. This understanding supports the determination of procedural fairness of the merger.

•	Coca-Cola FEMSA understands that in approving the Merger Agreement and the merger, the Panamco board took into account the discussions between Messrs. Jung, Furlan and Postl and the major holders of shares of Panamco’s Class B Common Stock (other than The Coca-Cola Company and its subsidiaries) regarding the allocation of the cash merger consideration between the shares of

Panamco’s Class A Common Stock and Panamco’s Class B Common Stock. This understanding supports the determination of procedural fairness of the merger.

•	In addition to being conditioned on the receipt of the stockholder approvals required by applicable Panama law, the merger is conditioned on the approval by the holders of the majority of outstanding shares of Panamco’s Class A Common Stock present or represented by proxy at the special meeting who, in accordance with the Merger Agreement, are not disqualified holders (for this purpose disqualified holders means The Coca-Cola Company and its subsidiaries, Venbottling Holdings, Inc. and its subsidiaries, the officers and directors of Panamco and any other person whom the secretary of Panamco (or other officer or agent authorized to tabulate shares) is advised beneficially owns shares of Panamco’s Class B Common Stock. See “The Merger Agreement and the Stockholder Agreements — The Merger Agreement” on page 68. Coca-Cola FEMSA does not intend to waive this condition. This condition is designed to provide an opportunity for the public holders of Panamco’s Class A Common Stock to determine whether the merger is fair and supports the determination of procedural fairness.

•	The Merger Agreement provides that, subject to specified terms and conditions, including the payment of a termination fee, the Panamco board may terminate the Merger Agreement to accept an acquisition proposal that is more favorable to Panamco stockholders than the merger. The Merger Agreement also provides that under specified circumstances, the Panamco board may engage in negotiation or discussions with, and provide nonpublic information to, a person making a superior proposal. See “The Merger Agreement and the Stockholder Agreements — The Merger Agreement” on page 68. The Coca-Cola Company and its subsidiaries and the principal participants of the Voting Trust are permitted by the stockholder agreements to engage in negotiations or discussions with, and provide nonpublic information to, a person making a superior proposal to the extent consistent with action of the Panamco board taken in accordance with the Merger Agreement. See “The Merger Agreement and the Stockholder Agreements — The Stockholder Agreements” on page 81. These provisions support the determination of procedural fairness of the merger.

•	If Panamco terminates the Merger Agreement, the obligations of The Coca-Cola Company and its subsidiaries and of the principal participants to the Voting Trust to support the merger immediately terminate. See “The Merger Agreement and the Stockholder Agreements — The Stockholder Agreements” on page 81. These provisions support the determination of procedural fairness of the merger.

•	Coca-Cola FEMSA understands that JPMorgan delivered a written opinion to the Panamco board to the effect that as of December 20, 2002 and based upon and subject to the various factors set forth in the opinion, the consideration to be paid to the holders, other than The Coca-Cola Company and its subsidiaries, of Panamco’s Class A Common Stock, with respect to such Class A Common Stock, in the proposed merger was fair, from a financial point of view, to such stockholders. In addition, Coca-Cola FEMSA understands that, prior to the receipt of this opinion the members of the Panamco board discussed the qualifications of Panamco’s legal advisors and JPMorgan and their independence from FEMSA, Coca-Cola FEMSA, Midtown Sub, Venbottling Holdings, Inc., The Coca-Cola Company and the Voting Trust and its principal beneficiaries, and Coca-Cola FEMSA understands that the Panamco board concluded that those relationships did not impair the independence or advice of such advisors. Coca-Cola FEMSA believes that the opinion supports the determination of the fairness, from a financial point of view, of the merger. In addition, the retention of legal and financial advisors by the Panamco board, after discussing their qualifications and independence, supports the determination of procedural fairness.

•	Coca-Cola FEMSA believes that the Panamco stockholders are capable of evaluating the merger consideration that is proposed to be paid to them. This consideration consists exclusively of a fixed cash amount per share to all holders, other than The Coca-Cola Company and its subsidiaries, of Panamco’s Class A Common Stock and Class B Common Stock.

•	The cash merger consideration payable per share of Panamco’s Class A Common Stock represents a premium of 118% to the closing price per share of Panamco’s Class A Common Stock on December 20, 2002 (the last trading day prior to the public announcement of the proposed merger) and a premium of 62% over the one-year average closing price of Panamco’s Class A Common Stock prior to the announcement of the merger.

      Coca-Cola FEMSA also considered the following factors, which it considered to be potentially negative, in its consideration of the fairness of the merger to Panamco’s stockholders who are not affiliated with Panamco or The Coca-Cola Company.

•	After the merger, Panamco stockholders other than The Coca-Cola Company and its subsidiaries will not be able to participate in future earnings or growth of Panamco, unless they already own shares of Coca-Cola FEMSA or acquire them in the public markets.

•	If the merger is not completed, the market price of Panamco’s shares may increase in the future above the consideration paid in the merger.

•	The Voting Trust holds more than 50% of the voting share capital of Panamco, and The Coca-Cola Company has the right to veto certain business combination transactions involving Panamco, such as the merger. This may have had the effect of discouraging potential buyers of Panamco.

•	The Coca-Cola Company and its subsidiaries will receive consideration in the merger that is different from the consideration to be received by all other stockholders of Panamco and have an interest in the merger that is different from other stockholders of Panamco. Coca-Cola FEMSA offered stock consideration to The Coca-Cola Company and its subsidiaries, instead of cash, because Coca-Cola FEMSA determined that it would not have been financially feasible for it to offer to The Coca-Cola Company and its subsidiaries the cash merger consideration offered to all other stockholders of Panamco, without materially prejudicing Coca-Cola FEMSA’s financial position and plans for the future. See “Special Factors — Arrangements with The Coca-Cola Company” on page 51. The Coca-Cola Company and its subsidiaries currently hold 30% of Coca-Cola FEMSA’s share capital and approximately 37% of Coca-Cola FEMSA’s voting share capital. The Coca-Cola Company, through its subsidiaries, beneficially owns approximately 25.2% of Panamco’s share capital and approximately 25.0% of Panamco’s voting share capital. Upon completion of the merger, The Coca-Cola Company and its subsidiaries are expected to hold approximately 39.6% of Coca-Cola FEMSA’s share capital and approximately 46.4% of Coca-Cola FEMSA’s voting share capital.

•	The holders of Panamco’s Class A Common Stock and the holders of Panamco’s Class B Common Stock will receive different cash consideration pursuant to the merger.

•	The merger may result in a taxable gain to certain stockholders of Panamco, including those who may otherwise have preferred to retain their shares of Panamco’s Common Stock to defer the consequences of a taxable event.

•	JPMorgan is one of the parties to, and is an affiliate of another party to, the loan commitments made to Coca-Cola FEMSA in connection with the merger and JPMorgan, together with Morgan Stanley Senior Funding, intends to syndicate such credit facilities to other financial institutions.

      Coca-Cola FEMSA believes that each of the foregoing factors is relevant to all stockholders of Panamco who are not affiliated with Panamco or The Coca-Cola Company. Coca-Cola FEMSA also believes that the potentially negative factors do not, individually or in the aggregate, outweigh the overall fairness of the merger to stockholders of Panamco who are not affiliated with Panamco or The Coca-Cola Company. In view of the variety of factors considered in connection with Coca-Cola FEMSA’s evaluation of the merger, Coca-Cola FEMSA did not find it practicable to, and did not, quantify or otherwise assign relative weights to the specific factors and considered all factors as a whole in reaching a decision. Coca-Cola FEMSA was able to reach the determination of procedural fairness to the unaffiliated holders of Panamco in the absence of the retention of an unaffiliated representative to act solely on behalf of such unaffiliated security holders because of the overall impact of those factors noted above that support the determination of procedural fairness.

      Coca-Cola FEMSA determined that the following factors were not relevant to the financial and procedural fairness of the merger to Panamco’s stockholders who are not affiliated with Panamco or The Coca-Cola Company.

•	Net book value of Panamco (approximately $855 million, as reported in Panamco’s quarterly report on Form 10-Q filed with the Securities and Exchange Commission on November 8, 2002), because Coca-Cola FEMSA does not believe that net book value is a true indication of the value of Panamco as a going concern and its goodwill.

•	The liquidation value of Panamco’s assets, because Coca-Cola FEMSA understands that the break-up of Panamco at this time is impracticable due to tax reasons and is subject to significant execution risk.

•	The fact that on December 22, 2002, the board of directors of Coca-Cola FEMSA received a fairness opinion from Morgan Stanley & Co. Incorporated, referred to in this proxy statement as Morgan Stanley, that as of that date and based upon and subject to the various factors set forth in the opinion, the aggregate merger consideration is fair from a financial point of view to Coca-Cola FEMSA.

Opinion of Coca-Cola FEMSA’s Financial Advisor

      The board of directors of Coca-Cola FEMSA received a fairness opinion from Morgan Stanley regarding the fairness, from a financial point of view, to Coca-Cola FEMSA of the aggregate merger consideration.

      Pursuant to the engagement letter dated March 1, 2000, Morgan Stanley was engaged by Coca-Cola FEMSA to provide financial advisory services and a fairness opinion to Coca-Cola FEMSA in connection with the merger. At the meeting of the Coca-Cola FEMSA board on December 19, 2002, Morgan Stanley rendered its oral opinion, subsequently confirmed in writing on December 22, 2002, that based upon and subject to the various considerations set forth in the opinion, the aggregate consideration to be paid by Coca-Cola FEMSA pursuant to the Merger Agreement is fair from a financial point of view to Coca-Cola FEMSA.

      The full text of the written opinion of Morgan Stanley, dated December 22, 2002, which sets forth, among other things, assumptions made, procedures followed, matters considered and limitations on the scope of the review undertaken by Morgan Stanley in rendering its opinion, is attached as an exhibit to the Schedule 13E-3 that is filed in connection with the merger and is also available from Coca-Cola FEMSA and Panamco as provided under “Other Matters — Where You Can Find More Information” on page 109. Morgan Stanley’s opinion is directed to the Coca-Cola FEMSA board and not to stockholders of Panamco and addresses only the fairness, from a financial point of view, to Coca-Cola FEMSA, of the aggregate consideration to be paid by Coca-Cola FEMSA pursuant to the Merger Agreement, and does not address any other aspect of the merger and does not constitute a recommendation to any stockholder of Panamco as to how such stockholder should vote at the special meeting. The summary of the opinion of Morgan Stanley set forth in this proxy statement is qualified in its entirety by reference to the full text of such opinion.

      In connection with rendering its opinion, Morgan Stanley, among other things:

•	reviewed certain publicly available financial statements and other information of Panamco and Coca-Cola FEMSA, respectively;

•	reviewed certain internal financial statements and other financial and operating data concerning Panamco prepared by the management of Panamco;

•	reviewed certain financial projections prepared by the management of Panamco;

•	discussed the past and current operations and financial condition and the prospects of Panamco, including reviewing the outstanding debt obligations of Panamco that will remain as debt obligations of Panamco after the merger, with senior executives of Panamco;

•	analyzed certain internal financial statements and other financial operating data concerning Coca-Cola FEMSA prepared by the management of Coca-Cola FEMSA;

•	reviewed certain financial projections on Coca-Cola FEMSA and Panamco prepared by the management of Coca-Cola FEMSA;

•	discussed the past and current operations and financial condition and the prospects of Coca-Cola FEMSA, including information relating to certain strategic, financial and operational benefits anticipated from the merger, with senior executives of Coca-Cola FEMSA;

•	reviewed the pro forma impact of the merger on Coca-Cola FEMSA’s earnings per share, consolidated capitalization and financial ratios;

•	reviewed the reported prices and trading activity for Panamco’s Class A Common Stock;

•	reviewed the reported prices and trading activity for the New York Stock Exchange-listed American Depositary Shares, each representing 10 Series L Shares, no par value, of Coca-Cola FEMSA;

•	compared the financial performance of Panamco and Coca-Cola FEMSA and the prices and trading activity of Panamco’s Class A Common Stock, the American Depositary Shares of Coca-Cola FEMSA and certain other comparable publicly-traded companies and their securities;

•	reviewed the financial terms, to the extent publicly available, of certain comparable acquisition transactions;

•	participated in discussions and negotiations among representatives of Panamco, Coca-Cola FEMSA and FEMSA, and their respective financial and legal advisors;

•	reviewed the Merger Agreement, the stockholder agreements and certain related documents; and

•	considered such other factors and performed such other analyses as Morgan Stanley deemed appropriate.

      In rendering its opinion, Morgan Stanley assumed and relied upon without independent verification the accuracy and completeness of the information reviewed by it for the purposes of its opinion. With respect to the financial projections, including information relating to certain strategic, financial and operational benefits anticipated from the merger, Morgan Stanley assumed that they had been reasonably prepared on bases reflecting the best currently available estimates and judgments of the future financial performance of Panamco and Coca-Cola FEMSA. In addition, Morgan Stanley assumed that the merger will be completed in accordance with the terms set forth in the Merger Agreement, without material modification or waiver. Morgan Stanley has not made any independent valuation or appraisal of the assets or liabilities of Panamco or Coca-Cola FEMSA, nor has it been furnished with any such appraisals. Morgan Stanley’s opinion is necessarily based on financial, economic, market and other conditions as in effect on, and the information made available to Morgan Stanley as of, December 22, 2002.

      The following is a brief summary of the material analyses performed by Morgan Stanley in connection with its oral opinion dated December 19, 2002 and the preparation of its written opinion letter dated December 22, 2002. Some of these summaries of financial analyses include information presented in tabular format. In order to fully understand the financial analyses used by Morgan Stanley, the tables must be read together with the text of each summary.

      For the purposes of the fairness opinion and as used herein, “aggregate consideration” means the sum of (a) $22.00 multiplied by the number of outstanding shares of Panamco’s Class A Common Stock (other than outstanding shares of Panamco’s Class A Common Stock beneficially owned by The Coca-Cola Company through its subsidiaries); (b) $38.00 multiplied by the number of outstanding shares of Panamco’s Class B Common Stock (other than outstanding shares of Panamco’s Class B Common Stock beneficially owned by The Coca-Cola Company through its subsidiaries); (c) the principal amount of the promissory notes, which will be issued to The Coca-Cola Company for its shares of Panamco and will be exchanged following the merger for Series D shares of Coca-Cola FEMSA; and (d) the amount of the payments to be made to holders of options to purchase Panamco’s Class A Common Stock and restricted shares of Panamco’s Class A Common Stock pursuant to the Merger Agreement.

Peer Group Comparison

      Morgan Stanley compared financial information of Panamco with publicly available information for the following selected soft-drink bottling companies:

•	Coca-Cola FEMSA;

•	The Pepsi Bottling Group, Inc.;

•	Pepsi Americas, Inc.;

•	Coca-Cola Hellenic Bottling Group, S.A.;

•	Coca-Cola Enterprises Inc.;

•	Coca-Cola Amatil Limited;

•	Embotelladora Andina, S.A.; and

•	Grupo Continental, S.A.

      For this analysis, Morgan Stanley examined a range of estimates based on securities research analysts’ estimates. The following table presents, as of December 18, 2002, the low, high and median of the ratios of (1) aggregate value, defined as market capitalization, plus total debt and minority interest, less cash and cash equivalents, to estimated calendar year 2002 earnings before interest, taxes, depreciation and amortization, referred to herein as EBITDA, and (2) aggregate value to estimated 2002 total unit case volumes (excluding jug water).

			Aggregate Value/
	Aggregate Value/EBITDA		Total Unit Case Volume

	2002 estimates		2002 estimates
Low	4.6	x	$2.5
High	11.0	x	$5.0
Median	7.7	x	$4.1
Panamco’s Common Stock at $22.86 per share	8.5	x	$3.5

      The price of $22.86 per share of Panamco’s Common Stock represents the weighted average conversion price paid per share on an undiluted basis (not taking into account any options to acquire shares of Panamco’s Class A Common Stock) using the amounts set forth in the Merger Agreement for Panamco’s Class A Common Stock (at $22.00 per share) and Panamco’s Class B Common Stock (at $38.00 per share). The consideration being paid to subsidiaries of The Coca-Cola Company for their shares of Panamco’s Class A Common Stock, Class B Common Stock and Series C Preferred Stock (through the issuance of the promissory notes and subsequent exchange for Coca-Cola FEMSA’s Series D shares) was included in the preceding calculation at $22.00 per share. The price of $22.86 per share of Panamco’s Common Stock was determined by Morgan Stanley based on available information on December 19, 2002, the date on which Morgan Stanley rendered its oral opinion to the Coca-Cola FEMSA board.

      Morgan Stanley noted that a trading comparable multiple range for the peer group companies of 6.0x to 8.0x 2002 estimated EBITDA would imply a price range of $14.00 to $21.00 per share of Panamco’s Common Stock. A range of $3.00 to $4.00 per 2002 estimated total unit case volume would imply a price range of $19.00 to $28.00 per share of Panamco’s Common Stock.

      No company utilized in the peer group comparison analysis is identical to Panamco. In evaluating the peer group, Morgan Stanley made judgments and assumptions with regard to industry performance, general business, economic, market and financial conditions and other matters, many of which are beyond the control of Panamco, such as the impact of competition on the business of Panamco or the industry generally, industry growth and the absence of any material adverse change in the financial condition and prospects of Panamco or the industry or in the financial markets in general. Mathematical analysis, such as determining the average or median, is not in itself a meaningful method of using peer group data.

Analysis of Selected Precedent Transactions

      Morgan Stanley compared statistics based on publicly available information for selected precedent transactions to relevant financial statistics for Panamco. Morgan Stanley reviewed the following six transactions involving soft-drink bottling companies:

Announcement
Target	Acquiror	Date

Coca-Cola Panama	Panamco	10/2/2002
Pepsi-Gemex	Pepsi Bottling Group	5/7/2002
CHSA	SAB	11/29/2001
BevCo	SAB	11/29/2001
Herbco Enterprises	Coca-Cola Enterprises	4/30/2001
Coca-Cola Bottlers Philippines	The Coca-Cola Company/San Miguel Corp.	2/6/2001

      The following table presents the high, low and median ratios of (i) aggregate value to EBITDA for the latest twelve months and (ii) aggregate value to the total unit case volumes (excluding jug water) for the latest available twelve months for the selected precedent transactions.

	Aggregate Value/		Aggregate Value/Total
	EBITDA		Unit Case Volume

Low	7.3	x	$3.4
High	13.2	x	$6.5
Median	8.3	x	$4.9
Panamco’s Common Stock at $22.86 per share	8.5	x	$3.5

      Morgan Stanley observed that a trading comparable multiple range of between 7.0x and 9.0x EBITDA for the latest twelve months would imply a price range of $17.00 to $24.00 per share of Panamco’s Common Stock. A range of between $4.00 and $5.00 for 2002 estimated total unit case volume of Panamco (excluding jug water) would imply a price range of $28.00 to $36.00 per share of Panamco’s Common Stock.

      No transaction utilized as a comparison in the selected precedent transactions analysis is identical to the proposed merger. In evaluating the transactions listed above, Morgan Stanley made judgments and assumptions with regard to industry performance, general business, economic, market and financial conditions and other matters, many of which are beyond the control of Panamco such as the impact of competition on the business of Panamco or the industry generally, industry growth and the absence of any adverse material change in the financial condition and prospects of Panamco or the industry or in the financial markets in general. Mathematical analysis, such as determining the average or median, is not in itself a meaningful method of using comparable transaction data.

Discounted Cash Flow Analysis

      Morgan Stanley performed a discounted cash flow analysis, based upon projections for the unlevered free cash flows of Panamco’s businesses using terminal year EBITDA exit multiples and discount rates for the years 2003 through 2011. The projections for Panamco’s unlevered cash flows represent cash flows prior to any deductions for debt repayment and interest expense, but after giving effect to estimated taxes, capital expenditures and changes to net working capital. These projections were developed by Coca-Cola FEMSA based on publicly available information regarding Panamco and in part on the oral presentation made by Panamco to Coca-Cola FEMSA on November 22, 2002, as summarized above under “Special Factors — Certain Prospective Financial Information” on page 33. On a consolidated basis, the implied range of discount rates and terminal year EBITDA exit multiples was between 10.5% and 12.1% and 6.2x and 7.2x, respectively. The discounted cash flow analysis implied a range of values for Panamco of between approximately $20.00 and $26.00 per share. This analysis excluded synergies.

Pro Forma Analysis of Certain Forecasted Savings

      Morgan Stanley performed a discounted cash flow analysis of projected annual savings arising primarily from the integration of the operations of Panamco and Coca-Cola FEMSA in Mexico and the corporate functions. The forecasted savings, which are expected to reach $78.1 million in 2011, were developed by Coca-Cola FEMSA. Morgan Stanley discounted the unlevered free cash flow attributable to the projected savings using discount rates ranging from 9.3% to 10.6% and terminal exit multiples of estimated 2011 savings ranging from 7.0x to 8.0x. The discounted cash flow analysis of the forecasted savings implied a range of values for the projected savings of between $2.75 and $3.22 per share of Panamco’s Common Stock.

Historical Share Price Performance

          Panamco

      Morgan Stanley reviewed the trading performance of Panamco’s Class A Common Stock and observed the following data:

		Offer Price
	Average Price	Premium to Share
	(U.S.$)	Price(%)

As of 12/18/02	9.67	136.4
30 days prior to 12/18/02	9.17	149.3
60 days prior to 12/18/02	8.82	159.2
120 days prior to 12/18/02	9.27	146.6
180 days prior to 12/18/02	10.55	116.7
360 days prior to 12/18/02	13.58	68.3

          Coca-Cola FEMSA

      Morgan Stanley also reviewed the trading performance of Coca-Cola FEMSA’s American Depositary Shares and observed the following data:

Average American
Depositary Share Price
Performance (U.S.$)

20 trading days prior to 12/18/02	22.15
60 days prior to 12/18/02	21.45
120 days prior to 12/18/02	21.17
180 days prior to 12/18/02	21.70
360 days prior to 12/18/02	23.28

      Morgan Stanley took into account in rendering its opinion that the number of Coca-Cola FEMSA’s Series D shares to be issued by Coca-Cola FEMSA following the merger in exchange for the promissory notes issued to The Coca-Cola Company for its shares of Panamco was based on the average price of the Coca-Cola FEMSA’s American Depositary Shares over a specified period of time prior to the date of the Merger Agreement.

      In connection with the review of the merger by the Coca-Cola FEMSA board, Morgan Stanley performed a variety of financial and comparative analyses for purposes of its opinion given in connection therewith. The preparation of a fairness opinion is a complex process and is not necessarily susceptible to partial analysis or summary description. In arriving at its opinion, Morgan Stanley considered the results of all of its analyses as a whole and did not attribute any particular weight to any analysis or factor considered by it. Furthermore, Morgan Stanley believes that selecting any portion of its analyses, without considering all analyses, would create an incomplete view of the process underlying its opinion. In addition, Morgan Stanley may have given various analyses and factors more or less weight than other analyses and factors and may have deemed various assumptions more or less probable than other assumptions, so that the ranges of valuations resulting from any particular analysis described above should not be taken to be Morgan Stanley’s view of the actual value of Panamco or Coca-Cola FEMSA.

      In performing its analyses, Morgan Stanley made numerous assumptions with respect to industry performance, general business and economic conditions and other matters, many of which are beyond the control of Panamco or Coca-Cola FEMSA. Any estimates contained in Morgan Stanley’s analyses are not necessarily indicative of future results or actual values, which may be significantly more or less favorable than those suggested by such estimates. The analyses performed were prepared solely as part of Morgan Stanley’s analysis of the fairness, from a financial point of view to Coca-Cola FEMSA, of the aggregate consideration to be paid by Coca-Cola FEMSA pursuant to the Merger Agreement, and were conducted in connection with the delivery of the Morgan Stanley opinion to the Coca-Cola FEMSA board. Morgan Stanley’s analyses do not purport to be appraisals or to reflect the prices at which shares of Panamco or Coca-Cola FEMSA might actually trade. The aggregate consideration to be paid by Coca-Cola FEMSA pursuant to the Merger Agreement was determined through arm’s length negotiations among Panamco, Coca-Cola FEMSA and FEMSA and was approved by the Coca-Cola FEMSA board. Morgan Stanley provided advice to Coca-Cola FEMSA during such negotiations; however, Morgan Stanley did not recommend any specific consideration to Coca-Cola FEMSA or that any specific consideration constituted the only appropriate consideration for the merger. In addition, as described above, Morgan Stanley’s opinion and presentation to the Coca-Cola FEMSA board was one of many factors taken into consideration by the Coca-Cola FEMSA board in making their decision to approve the merger. Consequently, the Morgan Stanley analyses as described above should not be viewed as determinative of the opinion of the Coca-Cola FEMSA board with respect to the value of Panamco or of whether the Coca-Cola FEMSA board would have been willing to agree to different consideration.

      The Coca-Cola FEMSA board retained Morgan Stanley based upon Morgan Stanley’s qualifications, experience and expertise and its knowledge of the business affairs of Coca-Cola FEMSA. Morgan Stanley is an internationally recognized investment banking and advisory firm. Morgan Stanley, as part of its investment banking and financial advisory business, is continuously engaged in the valuation of businesses and securities in connection with mergers and acquisitions, negotiated underwritings, competitive biddings, secondary distributions of listed and unlisted securities, private placements and valuations for corporate and other purposes.

      In the past, Morgan Stanley has provided financing services to Panamco unrelated to the merger; financial advisory and financing services to Coca-Cola FEMSA and its parent, FEMSA, and has received fees from Coca-Cola FEMSA and FEMSA for the rendering of such services; financial advisory services to The Coca-Cola Company, unrelated to the merger, including in connection with its original acquisition of shares of Coca-Cola FEMSA; and financial advisory services to certain stockholders of Panamco, unrelated to the merger. Morgan Stanley may in the future seek to provide financial advisory and financing services for any of the aforementioned parties. In connection with the financing of the merger, Morgan Stanley may provide a bridge loan to Coca-Cola FEMSA and may provide professional services in connection with the permanent financing for the merger, and in such event will receive fees for the rendering of these services. In the ordinary course of business, Morgan Stanley may from time to time trade in the securities or indebtedness of Coca-Cola FEMSA or Panamco for its own account, the accounts of investment funds and other clients under the management of Morgan Stanley and for the accounts of customers and, accordingly, may at any time hold a long or short position in such securities or indebtedness.

      Pursuant to the engagement letter between Morgan Stanley and Coca-Cola FEMSA, Coca-Cola FEMSA has agreed to pay Morgan Stanley its customary fees as compensation for its services. Coca-Cola FEMSA has also agreed to reimburse Morgan Stanley for its expenses incurred in performing its services and to indemnify Morgan Stanley and its affiliates, their respective directors, officers, agents and employees and each person, if any, controlling Morgan Stanley or any of its affiliates against certain liabilities and expenses, including certain liabilities under federal securities laws, related to or arising out of Morgan Stanley’s engagement and any related transactions.

Effect of the Merger on Panamco and Panamco’s Common Stock

      If the merger is approved by the stockholders of Panamco and the other conditions to the closing of the merger are either satisfied or waived, Midtown Sub will be merged with and into Panamco, with Panamco being the surviving corporation. As a result of the merger, Panamco will be a wholly owned subsidiary of Coca-Cola FEMSA. The Merger Agreement and related agreements contemplate that:

•	immediately prior to the effective time of the merger, all shares of Panamco’s Class A Common Stock and Class B Common Stock beneficially owned by The Coca-Cola Company through its subsidiaries, will be exchanged for newly issued shares of Panamco’s Series D Preferred Stock at a one-to-one ratio; and

•	in the merger:

•	each outstanding share of Panamco’s Class A Common Stock will be converted into the right to receive $22.00 in cash;

•	each outstanding share of Panamco’s Class B Common Stock will be converted into the right to receive $38.00 in cash;

•	all the outstanding shares of Panamco’s Series C Preferred Stock and Series D Preferred Stock beneficially owned by The Coca-Cola Company through its subsidiaries will be converted into the right to receive one or more promissory notes that, in the aggregate, entitle the holders thereof (restricted to The Coca-Cola Company and its designated affiliates) to subscribe to and be issued 304,045,678 Series D shares of Coca-Cola FEMSA; and

•	each outstanding option to purchase shares of Panamco’s Class A Common Stock will be canceled, with the holder thereof becoming entitled to receive the excess, if any, of $22.00 over the exercise price per share of such option.

      The merger may constitute, if completed, a “going-private transaction” within the meaning of Rule 13e-3 promulgated under the Exchange Act. For more information regarding Coca-Cola FEMSA and The Coca-Cola Company, see “Information Concerning Panamco, Coca-Cola FEMSA, FEMSA and The Coca-Cola Company” on page 89. As a result of the merger, Panamco will be a privately held company and there will be no public market for Panamco’s Class A Common Stock and price quotations for sales of shares in the public market will no longer be available. Panamco’s Class A Common Stock will no longer be listed on the New York Stock Exchange, and the registration of Panamco’s Class A Common Stock under the Exchange Act will be terminated. Panamco stockholders, other than The Coca-Cola Company, will no longer have an equity or ownership interest in Panamco, nor will they, other than The Coca-Cola Company, acquire an ownership interest in Coca-Cola FEMSA by virtue of their current ownership of Panamco’s Common Stock. Panamco’s directors, officers and beneficial owners of more than 10% of the shares of Panamco’s Common Stock will be relieved of the reporting requirements and restrictions under Section 16 of the Exchange Act. In addition, Panamco will be relieved of New York Stock Exchange listing and reporting requirements. Furthermore, following the merger, Panamco may no longer be a reporting company under the Exchange Act. See “Special Factors — Purposes, Reasons and Plans for Panamco after the Merger” on page 45 for a discussion of the possible termination of the reporting obligations of Panamco.

      The primary benefits of the merger to stockholders of Panamco (other than The Coca-Cola Company and its subsidiaries) include the following:

•	the stockholders will receive $22.00 in cash for each share of Panamco’s Class A Common Stock and $38.00 in cash for each share of Panamco’s Class B Common Stock, representing, in the case of Panamco’s Class A Common Stock, a premium of approximately 118% to the closing price per share of Panamco’s Class A Common Stock on December 20, 2002 (the last trading day prior to the public announcement of the proposed merger), and a premium of 62% over the one-year average closing price of Panamco’s Class A Common Stock prior to the announcement of the merger; and

•	the stockholders will benefit from what the Panamco board considers to be Panamco’s best strategic alternative, after reviewing the generally prevailing conditions in the bottling industry and in the region in which Panamco operates, as well as reviewing a number of possible alternatives to the merger, including: (1) continuing to operate as an independent public company, (2) engaging in business combination transactions with alternative merger partners, (3) breaking up Panamco into pieces and selling its businesses separately and (4) implementing a leveraged recapitalization of Panamco.

      The primary detriments of the merger to stockholders of Panamco (other than The Coca-Cola Company and its subsidiaries) include the following:

•	the stockholders will cease to have an interest in Panamco and therefore will no longer benefit from any increase in the future earnings, growth or value of Panamco or payment of dividends on Panamco’s Common Stock, if any; and

•	the receipt of cash for shares of Panamco’s Common Stock in the merger will be a taxable transaction for United States Federal income tax purposes and may also be a taxable transaction under applicable state, local, foreign and other tax laws. As a result, the merger may result in a taxable gain to certain stockholders of Panamco, including those who may have preferred to retain their shares of Panamco’s Common Stock to defer consequences of a taxable event. See “Special Factors — Material Income Tax Consequences” on page 60 for a discussion of these consequences.

      The primary benefits of the merger to The Coca-Cola Company include the following:

•	The Coca-Cola Company and its subsidiaries currently hold 30% of Coca-Cola FEMSA’s share capital and approximately 37% of Coca-Cola FEMSA’s voting share capital. The Coca-Cola Company, through its subsidiaries, beneficially owns approximately 25.2% of Panamco’s share capital and approximately 25.0% of Panamco’s voting share capital. As a consequence of the merger, The Coca-Cola Company will increase its beneficial ownership percentage of the capital stock of Coca-Cola FEMSA to approximately 39.6% and its beneficial ownership percentage of the voting power of Coca-Cola FEMSA to approximately 46.4%. As a result, through its beneficial ownership of Coca-Cola FEMSA’s share capital, The Coca-Cola Company will benefit from any increase in the future earnings, growth or value of Panamco; and

•	The Coca-Cola Company will receive certain benefits relating to operational and business issues with respect to the combined company following the completion of the merger. The Coca-Cola Company and FEMSA have memorialized their understandings relating to operational and business issues that will affect the combined company following completion of the merger in a memorandum included in this document as Annex E. See “Special Factors — Arrangements with The Coca-Cola Company” on page 51 for a detailed discussion of these understandings.

      The primary detriments of the merger to The Coca-Cola Company include the following:

•	The Coca-Cola Company will continue to carry the risk of any decrease in the future earnings, growth or value of Panamco or of Coca-Cola FEMSA following the merger;

•	Coca-Cola FEMSA will have substantially more debt outstanding after the merger and this may adversely affect the equity value of Coca-Cola FEMSA. In general, higher levels of debt can have the effect of increasing the risk to equity holders of losing the entire value of their investment; and

•	the equity interests in Coca-Cola FEMSA that The Coca-Cola Company will receive as a consequence of the merger in exchange for its interests in Panamco will not be traded on any active securities market and thus will not be readily transferable.

      The per share cash consideration to be received by Panamco’s stockholders (other than The Coca-Cola Company and its subsidiaries) in the merger is the result of arm’s length negotiations between Coca-Cola FEMSA and its advisors, on the one hand, and Panamco and its advisors, on the other hand.

Effects on Panamco if the Merger is not Completed

      If the merger is not approved by the holders of Panamco’s Class B Common Stock at the special meeting, Panamco, Coca-Cola FEMSA and Midtown Sub will not be permitted under Panama law to complete the merger. In addition, the merger is conditioned on the approval of the Merger Agreement and the merger by the holders of a majority of the shares of Panamco’s Class A Common Stock present or represented by proxy at the special meeting who, in accordance with the Merger Agreement, are not disqualified holders (for this purpose, disqualified holders means The Coca-Cola Company and its subsidiaries, Venbottling Holdings, Inc. and its subsidiaries, the officers and directors of Panamco and any other holder whom the secretary of Panamco (or other officer or agent authorized to tabulate shares) is advised beneficially owns shares of Panamco’s Class B Common Stock). See “The Merger Agreement and the Stockholder Agreements — The Merger Agreement — Conditions to the Merger” on page 77 for a discussion of such condition. If such stockholder approval is not obtained at the special meeting, each of Panamco and Coca-Cola FEMSA will have the right to terminate the Merger Agreement. In addition, after any such termination of the Merger Agreement, Panamco would be required to pay Coca-Cola FEMSA a $125 million termination fee and reimburse Coca-Cola FEMSA for out-of-pocket expenses up to a maximum amount of $15 million, if Panamco completes or enters into any agreement to complete an alternative acquisition proposal within 15 months after the Merger Agreement is terminated.

      If the merger is not completed for any reason, it is expected that Panamco’s business and operations will continue to be conducted by its current management under the direction of the Panamco board. Panamco would remain a public company and would continue to conduct its business and operations as it did prior to the execution of the Merger Agreement. However, while the Merger Agreement is in effect, Panamco’s management will be constrained by the applicable covenants contained in the Merger Agreement. No other transaction is currently being considered by the management or Panamco board as an alternative to the merger.

Purposes, Reasons and Plans for Panamco after the Merger

      The purpose of the merger is to make Panamco a wholly owned subsidiary of Coca-Cola FEMSA, with a board of directors and management designated by Coca-Cola FEMSA. Coca-Cola FEMSA does not, directly or indirectly, currently own an interest in Panamco’s net book value or net earnings, but, upon completion of the merger, would directly or indirectly own a 100% interest in Panamco’s net book value and net earnings.

      The merger is being proposed at this time, because this is the earliest time at which Coca-Cola FEMSA and Panamco have been able to reach an agreement on the terms of a business combination following lengthy, sporadic discussions as described above under “Special Factors — Background of the Merger” on page 14. In addition, the ongoing efforts by Coca-Cola FEMSA to improve its financial condition and operating profitability had succeeded to such a degree by 2002 that Coca-Cola FEMSA considered itself to be in a position where it could responsibly take on the new indebtedness and operational challenges associated with the completion of the proposed merger. In deciding to re-initiate discussions with Panamco in August 2002, FEMSA considered that:

•	given the problems being faced by Panamco at the time, Panamco stockholders were likely to respond favorably to an offer that included significant market premiums as contemplated by the FEMSA proposals, and

•	given the good business relations between FEMSA and The Coca-Cola Company, there was a reasonable likelihood that The Coca-Cola Company would agree to support a business combination between Coca-Cola FEMSA and Panamco.

      This business combination has been structured as a merger because:

•	a single-step merger is an efficient means for implementing the acquisition of Panamco,

•	the merger will preserve Panamco’s legal identity and existing contractual arrangements with third parties, and

•	the merger structure provides the independent holders of Panamco’s Class A Common Stock with an opportunity to vote on whether to approve the business combination.

      The subsidiaries of The Coca-Cola Company are receiving stock consideration as a consequence of the merger in contrast to the other stockholders of Panamco who are receiving all-cash consideration. Coca-Cola FEMSA determined that it would not have been financially feasible for it to offer to The Coca-Cola Company and its subsidiaries the cash merger consideration offered to all other Panamco stockholders, without materially prejudicing Coca-Cola FEMSA’s financial position and plans for the future. See “Special Factors — Arrangements with The Coca-Cola Company” on page 51.

      Coca-Cola FEMSA considered acquiring Panamco through an exchange offer followed by a merger, but ultimately determined that this exchange offer would not necessarily have resulted in the faster completion of such an acquisition due to the applicable regulatory requirements. During the discussions in August, September and October 2002, Coca-Cola FEMSA proposed that part of the merger consideration consist of stock. Coca-Cola FEMSA did not receive indications that the Panamco board was interested in stock consideration. Ultimately, Coca-Cola FEMSA decided to pursue a merger where all the consideration consisted of cash exclusively, except in the case of the consideration to be received by the subsidiaries of The Coca-Cola Company. The reasons for this decision were that cash consideration would be easier for the public shareholders of Panamco to value and understand and, at the time, FEMSA believed that an all-cash offer would be more effective if the proposal were made public.

      Coca-Cola FEMSA has made a preliminary review, on the basis of available information, of various possible management, operational and business strategies for Panamco. Coca-Cola FEMSA does not currently intend to sell any material portion of the assets of Panamco or its subsidiaries, but has agreed with The Coca-Cola Company to consider possible asset swaps or sales in the future. See “Special Factors — Arrangements with The Coca-Cola Company — Merger Arrangements and Proposed New Operational Arrangements” on page 54. Following the completion of the merger, Coca-Cola FEMSA intends to implement, over a period of time that has not yet been specified, the following measures:

•	change of the legal domicile of Panamco and its Panamanian subsidiaries to Mexico in order to avoid unfavorable treatment of Coca-Cola FEMSA’s ownership of Panamco and such subsidiaries under Mexican tax laws;

•	elimination of holding companies in certain countries in order to make Panamco’s holding company structure for its subsidiaries more tax-efficient for Mexican tax purposes;

•	relocation of Panamco’s corporate headquarters to Mexico and closure of the Miami, Florida executive office of Panamco;

•	rationalization of senior management and corporate staff of Panamco;

•	integration of the Mexican operations of the combined company, including with respect to:

•	strategies to counter efforts by competitors,

•	realization of manufacturing and procurement synergies, including through closure and integration of facilities,

•	integration of back-office operations, and

•	implementation of best practices in sales and distribution, and

•	reevaluation of Panamco’s operations and strategies in other countries.

      Coca-Cola FEMSA will continue to evaluate the management, business and operations of Panamco after the merger and may make such changes to its plans as it deems appropriate. In connection with the execution of the Merger Agreement, The Coca-Cola Company and FEMSA memorialized in a memorandum, which is attached as Annex E to this proxy statement, their understandings primarily relating to operational and business issues that will affect the combined company following completion of the merger. See “Special

Factors — Arrangements with The Coca-Cola Company — Merger Arrangements and Proposed New Operational Arrangements” on page 54.

      At or shortly after closing of the merger, Coca-Cola FEMSA plans to refinance approximately $464 million of Panamco’s outstanding consolidated indebtedness with the proceeds of the acquisition financing arranged by Coca-Cola FEMSA. After completion of the merger, Panamco may be required to guarantee certain of Coca-Cola FEMSA’s indebtedness. See “Special Factors — Financing of the Merger” on page 56.

      As a result of the merger, Panamco’s Class A Common Stock will be delisted from the New York Stock Exchange and will be held exclusively by Coca-Cola FEMSA, which will result in the de-registration of Panamco’s Class A Common Stock under the Exchange Act, as further described under “Special Factors — Effect of Merger on Panamco and Panamco’s Common Stock” on page 43. Coca-Cola FEMSA understands that Panamco is currently required to file reports under Section 15(d) of the Exchange Act in connection with its 7.25% Senior Notes due 2009 and under the related indenture. Coca-Cola FEMSA is exploring alternatives that would permit the termination of these reporting obligations at some point following the merger. If the reporting obligations relating to these notes were terminated, Panamco would no longer be subject to any periodic reporting requirements under the Exchange Act. Absent such termination, Coca-Cola FEMSA understands that Panamco would remain subject to periodic reporting requirements under the Exchange Act until its 7.25% Senior Notes due 2009 are retired.

Interests of Certain Persons in the Merger

      In considering the recommendation of the Panamco board to vote for the proposal to approve the agreement of merger contained in the Merger Agreement, you should be aware that certain directors and executive officers of Panamco have interests in the merger that are in addition to, or different from, the interests of Panamco stockholders generally and that may create potential conflicts of interest. The Panamco board was aware of, and considered the interests of, its directors and executive officers when it considered and approved the Merger Agreement and determined to recommend to Panamco stockholders that they vote for the proposal to approve the agreement of merger contained in the Merger Agreement.

Treatment of Stock Options

      The Merger Agreement provides that Panamco will take all actions necessary to cancel, effective immediately prior to the completion of the merger, each option to purchase shares of Panamco’s Class A Common Stock granted under Panamco’s Equity Incentive Plan and Stock Option Plan for Non-Employee Directors, and each option to purchase shares of Panamco’s Class A Common Stock granted to Messrs. Schimberg and Cooling under individual stock option agreements dated November 10, 2000, whether vested or unvested, that is outstanding immediately prior to the completion of the merger, with the holder thereof becoming entitled to receive an amount in cash (less any applicable income or employment tax withholding) per share of Panamco’s Class A Common Stock subject to such option equal to the excess, if any, of $22.00 over the exercise price per share of such option.

      The following table sets forth the number of options to purchase Panamco’s Class A Common Stock held as of January 20, 2003 by (1) each director, (2) certain executive officers and (3) all other executive officers and former executive officers of Panamco who served in 2002, as a group, and the amount of the cash payment (before reduction of applicable withholding taxes) expected to be payable to each such individual in respect of such options upon completion of the merger:

		Weighted		Weighted
		Average		Average
	Unvested	Exercise	Vested	Exercise
	Options	Price*	Options	Price*	Cashout Value

Gustavo A. Cisneros, Director	7,422	$11.71	4,094	$17.64	$94,216
Oswaldo J. Cisneros, Director	7,422	$11.71	4,094	$17.64	$94,216
Gary P. Fayard, Director	6,785	$11.43	1,206	$16.09	$78,836
Luiz F. Furlan, Director(1)	7,422	$11.71	6,712	$17.11	$109,211
Craig D. Jung, Director and Chief Executive Officer	325,000	$13.70	—	—	$2,697,250
Wade T. Mitchell, Director	7,422	$11.71	6,712	$17.11	$109,211
James J. Postl, Director	7,422	$11.71	2,479	$15.37	$92,803
Henry A. Schimberg, Director	7,422	$11.71	252,479	$14.26	$2,030,303
Houston Staton Welten, Director	7,422	$11.71	6,712	$17.11	$109,211
Stuart Staton Welten, Former Director	3,050	$15.80	6,712	$17.11	$51,763
Woods W. Staton Welten, Chairman of the Board	7,422	$11.71	6,712	$17.11	$109,211
William G. Cooling, Former Chief Executive Officer	3,050	$15.80	356,712	$14.30	$2,764,263
Paulo J. Sacchi, Vice President — Brazilian Operations	129,774	$12.24	204,146	$16.32	$2,426,290
Annette Franqui, Chief Financial Officer	123,335	$12.36	26,665	$16.97	$1,322,600
Rubén Pietropaolo, Vice President — NOLAD Operations	111,667	$11.41	23,333	$14.97	$1,346,200
Carlos Hernández, Vice President, General Counsel and Secretary	76,968	$11.71	96,532	$16.69	$1,304,506
All other executive officers and former executive officers as a group (4 persons)	164,715	$13.16	375,425	$17.16	$3,272,036

*	Only includes options with an exercise price per share less than $22.00.

(1)	Luiz F. Furlan resigned as director of Panamco effective December 31, 2002 after accepting a position as Minister of Development, Industry and Foreign Trade of Brazil.

Change in Control Plans

      In September 2002, Panamco adopted the Key Executive, Retention, Severance and Non-Competition Plan, referred to as the Change in Control Plan, which provides benefits to designated executive officers (whom we refer to collectively as the participating executive officers) and other employees of Panamco. The Change in Control Plan provides that in the event a participating executive officer’s employment with Panamco is terminated as a result of an Involuntary Termination (which generally includes a termination of the executive’s employment by Panamco without cause or by the executive as a result of certain changes in the executive’s duties, principal place of employment or salary and bonus opportunity) within the period (which we refer to as the window period) that commences 90 days prior to (a) the occurrence of a change of control of Panamco (as defined in the Change in Control Plan) or (b) any public announcement of the intention to undertake a transaction that if completed would result in a change of control, and terminates upon the expiration of no more than three years following the date of such change of control, the participating executive officer will be entitled to receive the following benefits:

•	a cash severance payment equal to up to three times the total of the participating executive officer’s annual base salary plus target bonus;

•	continued provision of Panamco’s standard group employee insurance coverages for up to three years following termination of employment;

•	payment of all salary and accrued vacation pay earned through the date of termination of employment; and

•	if the participating executive officer is an expatriate (as defined in the Change in Control Plan), an additional cash payment of $25,000.

      The Change in Control Plan further provides that upon a change of control, each participating executive officer who is then employed by Panamco or whose employment terminated prior to the change of control as a result of an Involuntary Termination during the window period, shall become entitled to receive, in lieu of any payments that he or she may be entitled to receive under Panamco’s annual incentive plan for the year in which the change of control occurs, a lump-sum payment equal to the product of (a) the executive’s target bonus for the year in which the change of control occurs and (b) the number of days from January 1 to the date of the change of control divided by 365. If a participating executive officer’s Involuntary Termination occurs prior to the date of the change of control, the participating executive officer’s outstanding stock options and restricted shares of Panamco’s Class A Common Stock granted under Panamco’s Equity Incentive Plan will fully vest and, in the case of stock options, become exercisable as of the date of such termination of employment.

      In the event that Messrs. Jung, Pietropaolo or Hernández or Ms. Franqui becomes subject to the excise tax imposed under Section 4999 of the Internal Revenue Code, then Panamco will provide a gross-up payment to place the participating executive officer in the same economic position on an after-tax basis that he or she would have been in had no excise tax been imposed. If any other participating executive officer becomes subject to the excise tax imposed under Section 4999 of the Internal Revenue Code, then the participating executive officer’s benefits shall be reduced to the maximum amount as will result in no portion of the payments being subject to the excise tax (the “Safe Harbor Cap”), but only if the net after-tax amount that would be received by the participating executive officer, taking into account all applicable federal, state and local income taxes and the excise tax, is greater than the net after-tax amount that would be received by the participating executive officer if the payments are not reduced to the Safe Harbor Cap. Messrs. Jung and Hernández and Ms. Franqui are also entitled to the gross-up payment pursuant to the terms of their employment agreements with Panamco.

      The completion of the merger will result in a change in control for purposes of the Change in Control Plan. Assuming that the merger is completed on June 30, 2003, and excluding any gross-up payments for excise taxes that may be payable under Section 4999 of the Internal Revenue Code, the estimated maximum aggregate amount of the cash severance payments and pro-rata bonus payment that would be payable under the Change in Control Plan to Messrs. Jung, Pietropaolo, Hernández and Ms. Franqui, and all other executive officers as a group (two persons), upon a termination of their employment without cause immediately following the completion of the merger, is approximately $4,031,015, $2,200,000, $1,379,820, $1,543,750 and $1,263,850, respectively.

      To the extent that a participating executive officer receives any severance benefits under any other plan or arrangement, then the payments and benefits payable under the Change in Control Plan shall be reduced by a like amount.

Restricted Stock

      On November 10, 2000, Messrs. Cooling and Schimberg were granted 400,000 and 300,000, respectively, restricted shares of Panamco’s Class A Common Stock pursuant to the terms of a restricted stock agreement with Panamco. One third of the restricted shares vested when Panamco’s 15-day average closing price per share equaled or exceeded $19.25 per share. One third of the original number of restricted shares will vest when Panamco’s 15-day average closing price per share equals or exceeds $24.25 per share (provided that such average closing price target is attained prior to November 10, 2005), and the remaining restricted shares will vest when Panamco’s 15-day average closing price per share equals or exceeds $29.25 per share (provided that such average closing price target is attained prior to November 10, 2006). The restricted stock agreement provides that upon a change in control of Panamco (as defined in the restricted stock agreement), a pro rata portion of the restricted shares of Panamco’s Class A Common Stock that would have become vested upon timely attainment of the next higher price target as set forth above not yet previously attained will become vested. The completion of the merger will constitute a change in control for purposes of the restricted stock agreement. Based on a change in control price of $22.00 per share, an additional 73,333 restricted shares (in the case of Mr. Cooling) and 55,000 restricted shares (in the case of Mr. Schimberg) will vest in connection with the completion of the merger.

      The Merger Agreement provides that each restricted share of Panamco’s Class A Common Stock held by Messrs. Cooling and Schimberg that is subject to the restrictions set forth in the restricted stock agreement as of the completion of the merger (after giving effect to the vesting as described above of a portion of such shares at the completion of the merger) shall be converted into the right to receive $22.00 per share, and such cash will be deposited into escrow. After giving effect to the vesting of restricted shares at the completion of the merger, it is expected that cash in the amount of $7,443,348 (representing the remaining 193,334 restricted shares (in the case of Mr. Cooling) and 145,000 restricted shares (in the case of Mr. Schimberg), each at a value of $22.00 per share) will be deposited into escrow. The Merger Agreement provides that 31.03% of the amount held in escrow (or approximately $1.32 million (in the case of Mr. Cooling) and $1.0 million (in the case of Mr. Schimberg)) will be released in the event the 15-day average closing price of Coca-Cola FEMSA’s American Depositary Shares equals or exceeds 110.22% of the 15-day average closing price of the Coca-Cola FEMSA’s American Depositary Shares as of the date of the completion of the merger (the “Initial Price”) on or before November 10, 2005, and any remaining amounts held in escrow for the benefit of Messrs. Cooling and Schimberg will be released in the event the 15-day average closing price of the Coca-Cola FEMSA’s American Depositary Shares equals or exceeds 132.95% of the Initial Price on or before November 10, 2006. The Merger Agreement provides that Messrs. Cooling and Schimberg shall forfeit any of the amount remaining in escrow after November 10, 2006.

Indemnification and Insurance

      The Merger Agreement provides that all rights under organizational documents of Panamco or agreements of current and former directors or officers of Panamco to indemnification for acts and omissions before the merger will survive the merger and continue in full force and effect until the expiration of the applicable statute of limitations.

      The Merger Agreement also provides that, for six years following the merger, Coca-Cola FEMSA will maintain directors’ and officers’ liability insurance coverage for the directors and officers of Panamco who are covered by such policies at the effective time of the merger with respect to matters occurring prior to such time, to the extent currently maintained by Panamco if such coverage may be maintained at a cost not to exceed 250% of the annual premium applicable to the June 2002 to June 2003 period or to such extent as may be maintained at such cost.

Reimbursement of the Voting Trust Expenses

      Panamco has agreed to reimburse the fees and expenses incurred by the Voting Trust in connection with the merger, including with respect to the consideration, evaluation and negotiation of the transaction, and the review and execution of related documents, not to exceed $1.0 million unless otherwise approved by Panamco.

Arrangements with The Coca-Cola Company

Existing Operational and Governance Arrangements

      Panamco and Coca-Cola FEMSA have bottling and related operational agreements with The Coca-Cola Company and its subsidiaries pursuant to which they produce and distribute designated products of The Coca-Cola Company. In addition, The Coca-Cola Company, through subsidiaries, is a significant stockholder of both Panamco and Coca-Cola FEMSA and has significant rights in connection with the governance of Panamco and Coca-Cola FEMSA.

      Material agreements and other documents that set forth the terms of these operational and governance relationships, including bottling agreements, stockholder agreements and organizational documents, are described in the reports incorporated by reference into this document, including the annual reports on Forms 10-K and 20-F of Panamco and Coca-Cola FEMSA, respectively, and are included as exhibits to those Securities and Exchange Commission reports. See “Other Matters — Where You Can Find More Information” on page 109. In addition, Coca-Cola FEMSA and The Coca-Cola Company have memorialized in a memorandum a number of operations and business understandings concurrently with the execution of the Merger Agreement. This memorandum is included as Annex E to this document.

      The following is a summary of material provisions of the agreements and other documents relating to the operational and governance relationships that The Coca-Cola Company has with Panamco and Coca-Cola FEMSA. This summary is qualified by, and you should read it in conjunction with, the materials described in the preceding paragraph.

Existing Bottling and Other Operational Arrangements

          Panamco

      In 1995, The Coca-Cola Company designated Panamco an “anchor bottler,” making Panamco one of The Coca-Cola Company’s strategic partners in The Coca-Cola Company’s worldwide bottling system. Panamco has exclusive rights under its bottling agreements with The Coca-Cola Company to bottle and distribute designated products of The Coca-Cola Company in all of the territories in which Panamco operates. Panamco also produces and distributes its proprietary brands. In 2002 and 2001, 78% and 74% of Panamco’s unit case volume, respectively, was attributable to products of The Coca-Cola Company.

      These bottling agreements expire on various dates. In 1995, Panamco and The Coca-Cola Company agreed that all bottling agreements of Panamco’s Mexican subsidiaries would have a uniform term ending in 2005, renewable for one additional ten-year term. In general, the Brazilian, Venezuelan, Nicaraguan, Costa Rican, Guatemalan and Colombian agreements are for five-year terms, renewable for one additional five-year term.

      The bottling agreements regulate the preparation, bottling and distribution of beverages in the applicable franchise territory. The bottling agreements authorize the bottlers to use the concentrates purchased from The Coca-Cola Company to bottle, distribute and sell a variety of beverages under certain brand names and in certain approved presentations and to utilize the trademarks of The Coca-Cola Company to promote these products. The Coca-Cola Company reserves the right to market independently or license post-mix products.

      The prices that The Coca-Cola Company may charge Panamco for concentrates are determined by The Coca-Cola Company from time to time at its discretion. The Coca-Cola Company currently charges Panamco a percentage of the weighted average wholesale price (net of taxes) of each case sold to retailers within each of Panamco’s franchise territories. Panamco pays no additional compensation to The Coca-Cola Company under the licenses for the use of the associated trade names and trademarks. Where local law permits, The Coca-Cola Company has the right to limit the wholesale prices of its products.

      Total payments by Panamco to The Coca-Cola Company for concentrates were approximately $284.7 million and $361.1 million in 2002 and 2001, respectively.

      The Coca-Cola Company has no obligation to participate in expenditures for advertising and marketing, but it may, in its discretion, contribute to Panamco’s expenditures and undertake independent advertising and marketing activities, as well as cooperative advertising and sales promotion programs with Panamco. The Coca-Cola Company has routinely established annual budgets with Panamco for cooperative advertising and promotion programs. In 2002 and 2001, The Coca-Cola Company provided Panamco with $28.2 million and $36.5 million in marketing support. From time to time, The Coca-Cola Company also provides incentives for Panamco to make particular types of capital expenditures ($1.0 and $0.3 million in 2002 and 2001).

      Panamco may not assign, transfer or pledge its bottling agreements, whether voluntarily, involuntarily or by operation of law, without the prior consent of The Coca-Cola Company. Moreover, Panamco may not enter into any contract or other arrangement to manage or participate in the management of any other bottler without the prior consent of The Coca-Cola Company. Panamco may not sell or otherwise transfer ownership of any bottling operation.

          Coca-Cola FEMSA

      Coca-Cola FEMSA manufactures, packages, distributes, and sells soft drink beverages and bottled water in its Mexican territories under two bottling agreements it entered into with The Coca-Cola Company on June 21, 1993. One bottling agreement governs the Valley of Mexico territory and the other governs the Southeast Mexico territory. The bottling agreement relating to the Southeast Mexico territory was amended on October 30, 1997.

      Coca-Cola FEMSA also manufactures, packages, distributes, and sells soft drink beverages and bottled water in the Buenos Aires territory in Argentina under a bottling agreement signed on August 22, 1994. This contract was amended on December 1, 1995 and on February 1, 1996 to include the San Isidro area and again on June 2, 1998 to include the Pilar area. San Isidro and Pilar are part of the greater Buenos Aires area in Argentina.

      These bottling agreements provide that Coca-Cola FEMSA will purchase its entire requirement of concentrates for Coca-Cola beverages from The Coca-Cola Company or other designated authorized suppliers at prices, with terms of payment, and on other terms and conditions of supply as determined from time to time by The Coca-Cola Company in its sole discretion. Coca-Cola FEMSA has the exclusive right to distribute Coca-Cola beverages specified in the agreements for sale in its territories in authorized containers of the nature prescribed by the bottling agreements.

      Subject to Coca-Cola FEMSA’s exclusive right to distribute Coca-Cola beverages in its territories, The Coca-Cola Company reserves the right to import and export Coca-Cola beverages to and from Mexico and Argentina. Under Coca-Cola FEMSA’s bylaws and the stockholders agreement between The Coca-Cola Company and FEMSA, an adverse action by The Coca-Cola Company under any of the bottling agreements may result in a suspension of specified veto rights of the members of the board of directors of Coca-Cola FEMSA who were appointed by The Coca-Cola Company.

      Total payments by Coca-Cola FEMSA to The Coca-Cola Company for concentrates were approximately $269 million (Ps. 2,814 million) and $296 million (Ps. 2,641 million) in 2002 and 2001.

      The Coca-Cola Company has no obligation to participate in expenditures for advertising and marketing, but it may, in its discretion, contribute to Coca-Cola FEMSA’s expenditures and undertake independent advertising and marketing activities, as well as cooperative advertising and sales promotion programs with Coca-Cola FEMSA. In each of 2002 and 2001, The Coca-Cola Company contributed approximately 42% of Coca-Cola FEMSA’s advertising and marketing budget, which totaled approximately $118 million and $137 million. In each of 2002 and 2001, The Coca-Cola Company contributed approximately $9 million to Coca-Cola FEMSA’s capital expenditure programs.

      The two bottling agreements for Mexico have terms of ten years and will each expire on June 20, 2013. The bottling agreement for greater Buenos Aires has a term of ten years and will expire on September 1, 2004. The bottling agreements are automatically renewable for ten-year terms, subject to non-renewal by either party (with notice to the other party).

      In connection with these bottling agreements, Coca-Cola FEMSA also entered into a tradename licensing agreement with The Coca-Cola Company on June 21, 1993, pursuant to which it is authorized to use specified trademark names of The Coca-Cola Company. The agreement has an indefinite term, but is terminated if Coca-Cola FEMSA ceases to manufacture, market, sell and distribute Coca-Cola products pursuant to the bottling agreements or if the stockholders agreement between FEMSA and The Coca-Cola Company terminates. The Coca-Cola Company also has the right to terminate this license agreement if Coca-Cola FEMSA uses The Coca-Cola Company trademark names in a manner not authorized by the bottling agreements.

      In 2002 and 2001, the operating subsidiary of Coca-Cola FEMSA in Buenos Aires purchased, on an arms-length basis, a portion of its plastic ingot requirements for producing plastic bottles and all of its returnable bottle requirements from CIPET. CIPET is a local subsidiary of Embotelladora Andina, S.A, a Coca-Cola bottler with operations in, among other places, Argentina. The Coca-Cola Company beneficially owns an equity interest in Embotelladora Andina, S.A. and has certain governance rights relating to it.

Existing Stockholder and Governance Arrangements

          Panamco

      The Coca-Cola Company has been a Panamco stockholder since 1993. As of January 20, 2003, The Coca-Cola Company, through its subsidiaries, beneficially owns approximately 25.2% of the outstanding shares of Panamco’s Class A Common Stock, approximately 25.0% of the outstanding shares of Panamco’s Class B Common Stock and 100% of the outstanding shares of Panamco’s Series C Preferred Stock.

      Panamco’s Series C Preferred Stock requires Panamco to obtain the consent of the holder before taking specified material corporate actions. Subject to thresholds, limitations and exceptions specified in the Certificate of Designation for Panamco’s Series C Preferred Stock, these material corporate actions include:

•	consolidations, mergers (including the merger with Coca-Cola FEMSA) and sales of substantially all of Panamco’s assets;

•	acquisitions and sales of businesses;

•	certain issuances of Panamco’s shares;

•	entrance into new lines of business and termination of existing lines of business;

•	capital expenditures and acquisitions and dispositions of property and equipment;

•	transactions with affiliates;

•	changes in dividend policy; and

•	changes to organizational documents.

      As a result of its beneficial ownership of Panamco’s Series C Preferred Stock and/or the provisions of investor and previously existing stockholders agreements with Panamco and the Voting Trust, The Coca-Cola Company and its subsidiaries are also entitled to the following rights, subject to specified thresholds, limitations and exceptions:

•	the right to designate a limited number of directors to the Panamco board so long as specified equity ownership percentages are maintained;

•	the right to purchase common stock to prevent dilution of its equity holdings and voting power; and

•	registration rights with respect to Panamco’s Class A Common Stock.

      Currently The Coca-Cola Company has two designees on the Panamco board: Gary P. Fayard, who is senior vice president and chief financial officer of The Coca-Cola Company, and Henry A. Schimberg, who is not an employee of The Coca-Cola Company, but is a former director and officer of Coca-Cola Enterprises Inc., a Coca-Cola bottler in which The Coca-Cola Company owns a significant equity interest.

      Except as set forth above, Panamco’s Series C Preferred Stock provides for no voting rights or dividends and for a $1.00 liquidation preference. Panamco’s Series C Preferred Stock may not be transferred to any person other than The Coca-Cola Company or its subsidiary.

      The Amended and Restated Investment Agreement dated as of November 1, 1995, among Panamco, The Coca-Cola Company and The Coca-Cola Export Corporation also imposes limitations on the ability of The Coca-Cola Company to acquire additional securities of or support acquisition proposals relating to Panamco. As described above under “Special Factors — Background of the Merger” on page 14, Panamco has granted a limited release from these limitations to facilitate the merger. In addition, Panamco has agreed that, in the event Panamco grants any release from the standstill limitation to facilitate an alternative acquisition proposal (which the Merger Agreement permits only to a limited extent and under circumstances involving a superior proposal), then Panamco will also grant a similar release relating to transaction proposals by Coca-Cola FEMSA and FEMSA.

          Coca-Cola FEMSA

      The Coca-Cola Company beneficially owns 30% of Coca-Cola FEMSA’s outstanding capital stock, representing approximately 37% of the outstanding full voting shares of Coca-Cola FEMSA.

      FEMSA, the indirect majority stockholder of Coca-Cola FEMSA, and The Coca-Cola Company have agreed that Coca-Cola FEMSA will generally be managed pursuant to terms set forth in the by-laws of Coca-Cola FEMSA and a shareholders agreement. The Coca-Cola Company is entitled to appoint four of Coca-Cola FEMSA’s 17 directors. Currently, one of the designees of The Coca-Cola Company to the Coca-Cola FEMSA board is Steven J. Heyer, the president and chief operating officer of The Coca-Cola Company. Generally, the affirmative vote of at least two of these directors is necessary for the adoption of resolutions by the board of directors of Coca-Cola FEMSA. In addition, FEMSA and The Coca-Cola Company have an understanding that, in practice, the chief executive officer of Coca-Cola FEMSA will be appointed by mutual agreement of FEMSA and The Coca-Cola Company, and that the chief executive officer, in turn, will appoint the other officers of Coca-Cola FEMSA.

      The by-laws of Coca-Cola FEMSA also provide that if a majority of the directors appointed by FEMSA make a reasonable, good faith determination that any action of The Coca-Cola Company under any of its bottling agreements with Coca-Cola FEMSA is materially adverse to Coca-Cola FEMSA’s business interests and that The Coca-Cola Company has failed to cure this action within 60 days of notice, then these directors may declare a simple majority period upon 90-days advance notice. During the simple majority period, a simple majority of the board of Coca-Cola FEMSA may approve specified major decisions without regard to whether any directors appointed by The Coca-Cola Company are present or consent. These major decisions are specified to be those relating to Coca-Cola FEMSA’s one-year and five-year business plans and entrance into and termination of lines of business. A majority of the directors designated by FEMSA may terminate a simple majority period. Following the termination of a simple majority period, another simple majority period may not be declared for a one-year period. If a simple majority period persists for one year or more, the provisions of the stockholders agreement for resolution of irreconcilable differences may be triggered.

      Coca-Cola FEMSA’s by-laws also provide FEMSA and The Coca-Cola Company with rights of first refusal with respect to proposed sales of voting securities of Coca-Cola FEMSA by the other party or its subsidiary.

      The current stockholder arrangements between FEMSA and The Coca-Cola Company with respect to Coca-Cola FEMSA will remain in place following the merger.

Merger Arrangements and Proposed New Operational Arrangements

      As described in greater detail under “The Merger Agreement and the Stockholder Agreements — The Stockholder Agreements — The Coca-Cola Company Stockholders Agreement” on page 81, the subsidiaries of The Coca-Cola Company that hold shares of Panamco have entered into agreements specifically relating to the merger. These arrangements include:

•	an agreement that immediately before the merger, shares of Panamco’s Class A Common Stock and Class B Common Stock beneficially owned by The Coca-Cola Company through its subsidiaries will be exchanged for an equal number of newly issued shares of Panamco’s Series D Preferred Stock;

•	provisions in the Merger Agreement for the conversion in the merger of Panamco’s Series C Preferred Stock and Series D Preferred Stock (representing the shares of Panamco’s Class A Common Stock and Class B Common Stock exchanged as set forth above) held by these subsidiaries of The Coca-Cola Company into one or more promissory notes that, in the aggregate, entitle the holders thereof (restricted to The Coca-Cola Company and its designated affiliates) to subscribe to and be issued 304,045,678 shares of Coca-Cola FEMSA Series D stock;

•	undertakings by these subsidiaries of The Coca-Cola Company to vote for and support the merger, subject to limitations specified in The Coca-Cola Stockholders Agreement;

•	obligations of Coca-Cola FEMSA, after the completion of the merger, to indemnify The Coca-Cola Company with respect to specified matters relating to the accuracy of disclosures and the compliance with applicable law by the boards of directors of Coca-Cola FEMSA and Panamco; and

•	undertakings by Coca-Cola FEMSA and FEMSA to take specified actions and refrain from certain others to facilitate the ability of The Coca-Cola Company to receive favorable tax treatment in connection with its subsidiaries’ receipt of the merger consideration.

      The Coca-Cola Company and its subsidiaries are receiving stock consideration in the merger in contrast to the other stockholders of Panamco. Coca-Cola FEMSA offered stock consideration to The Coca-Cola Company and its subsidiaries, instead of cash, because Coca-Cola FEMSA determined that it would not have been financially feasible for it to offer to The Coca-Cola Company and its subsidiaries the cash merger consideration offered to all other stockholders of Panamco, without materially prejudicing Coca-Cola FEMSA’s financial position and plans for the future.

      On December 22, 2002, The Coca-Cola Company and FEMSA memorialized in a memorandum their understandings primarily relating to operational and business issues that will affect the combined company as follows:

•	The current stockholder arrangements between FEMSA and The Coca-Cola Company regarding Coca-Cola FEMSA will continue in place;

•	FEMSA will continue to consolidate Coca-Cola FEMSA’s financial results;

•	The Coca-Cola Company and FEMSA will continue to discuss in good faith the possibility of implementing changes to Coca-Cola FEMSA’s capital structure in the future;

•	There will be no changes in concentrate incidence pricing or marketing support by The Coca-Cola Company during the first year of operations following the merger. After the first anniversary of the completion of the merger, any decision by The Coca-Cola Company on these matters will be discussed in advance with Coca-Cola FEMSA and take into consideration the combined company’s operating condition. However, after the first anniversary of the completion of the merger, The Coca-Cola Company will retain full discretion to implement these changes;

•	The Coca-Cola Company may require the establishment of a different long-term strategy for Brazil, which may require only local Brazilian bottling partners. The Coca-Cola Company will allow Coca-Cola FEMSA interim ownership of the Brazilian bottlers with the objective of improving current operations. If Coca-Cola FEMSA is successful in this endeavor, Coca-Cola FEMSA may be considered as part of The Coca-Cola Company’s long-term strategic solution for Brazil. If, after taking into account Coca-Cola FEMSA’s performance in Brazil, The Coca-Cola Company does not consider Coca-Cola FEMSA to be part of this long-term strategic solution for Brazil, then Coca-Cola FEMSA will sell its Brazilian franchise to The Coca-Cola Company or its designee at fair market value. Fair market value would be determined by independent investment bankers retained by each party at their own expense. If the valuations are within 10% of each other, fair market value would be defined as the average of the two. If the valuations differ by more than 10%, a third independent investment banker would be engaged at the expense of both parties to resolve the difference, and its determination of fair market value would be final. Both companies would use their best efforts to complete the valuation process within 120 days;

•	Shortly after completion of the merger, Coca-Cola FEMSA, FEMSA and The Coca-Cola Company will meet to discuss the optimal Latin America territorial configuration for the Coca-Cola bottling system. During this meeting, Coca-Cola FEMSA will consider all possible combinations and any asset swap transactions that may arise from this discussion. In addition, Coca-Cola FEMSA will entertain any potential combination as long as it is strategically sound and done at fair market value;

•	Coca-Cola FEMSA would like to keep open strategic alternatives that relate to the integration of carbonated soft drinks and beer. The Coca-Cola Company would explore these alternatives on a market-by-market basis at the appropriate time;

•	The Coca-Cola Company will sell to Compañía Internacional de Bebidas, referred to as Bebidas, FEMSA’s subsidiary that holds shares of Coca-Cola FEMSA, upon Bebidas’ request, sufficient shares of Coca-Cola FEMSA to permit Bebidas to beneficially own 51% of the outstanding capital stock of Coca-Cola FEMSA (assuming that such subsidiary does not sell any shares of Coca-Cola FEMSA and that there are no issuances of Coca-Cola FEMSA stock other than as contemplated by the merger). In this proposed sale, Bebidas would pay the higher of:

•	the prevailing market price per Coca-Cola FEMSA share at the time of the sale, and

•	the sum of $2.216 per share plus The Coca-Cola Company’s carrying costs.

This agreement would be in place for three years after the completion of the merger;

•	Coca-Cola FEMSA may be entering some markets where significant infrastructure investment may be required. The Coca-Cola Company and FEMSA will conduct a joint study that will outline strategies for these markets, as well as the investment levels required to execute these strategies. Subsequently, it is intended that FEMSA and The Coca-Cola Company will reach agreement on the level of funding to be provided by each of the partners. The parties intend that this allocation of funding responsibilities would not be overly burdensome for either partner; and

•	Subject to the execution and delivery of mutually satisfactory definitive agreements, The Coca-Cola Company intends to grant Coca-Cola FEMSA, at the effective time of the merger, a stand-by line of credit in the principal amount of $250 million. The purpose of this line of credit would be to support investments that Coca-Cola FEMSA may need to make during economically difficult periods prior to the third anniversary of the completion of the merger.

      The Series D shares of Coca-Cola FEMSA to be issued to subsidiaries of The Coca-Cola Company as a consequence of the merger will be unlisted and subject to transfer restrictions under applicable securities laws and stockholders agreements. As a result of the issuance of these shares and the $260 million subscription by FEMSA of unlisted Series A shares of Coca-Cola FEMSA upon the completion of the merger, The Coca-Cola Company will increase its beneficial ownership percentage of the capital stock of Coca-Cola FEMSA to approximately 39.6% and its beneficial ownership percentage of the voting power of Coca-Cola FEMSA to approximately 46.4%. Upon completion of the merger, FEMSA is expected to beneficially own approximately 46% of the capital stock of Coca-Cola FEMSA and approximately 54% of the voting power of Coca-Cola FEMSA.

Financing of the Merger

      Coca-Cola FEMSA estimates that approximately $2.73 billion will be required to pay the cash consideration and options pursuant to the merger, pay related transaction costs and refinance approximately

$464 million of outstanding Panamco consolidated indebtedness. Coca-Cola FEMSA expects to finance these costs with:

•	The proceeds of three credit facilities for $2.05 billion in the aggregate, which JPMorgan Chase Bank and Morgan Stanley Senior Funding have committed to provide;

•	Approximately $420 million of available cash; and

•	The proceeds of a new investment of $260 million by FEMSA in Coca-Cola FEMSA that FEMSA has committed to make at the time of completion of the merger.

      On December 22, 2002, Coca-Cola FEMSA obtained a commitment letter from JPMorgan Chase Bank, JPMorgan and Morgan Stanley Senior Funding to provide Coca-Cola FEMSA the following credit facilities:

•	a 364-day $1.550 billion bridge loan facility with a lump-sum principal payment at maturity,

•	a $250 million three-year term loan facility with a lump-sum principal payment at maturity, and

•	a $250 million five-year amortizing term loan facility.

      The commitment letter also provides that Coca-Cola FEMSA may finance the proposed transaction through the issuance of debt securities denominated in Mexican peso not exceeding the peso-equivalent of $300 million and that, in such case, the size of the bridge loan facility would be reduced dollar-for-dollar by the dollar-equivalent amount of any such issuance.

      JPMorgan Chase Bank, JPMorgan and Morgan Stanley Senior Funding intend to syndicate the credit facilities to other financial institutions. The completion of the merger is conditioned on the disbursement of funds under the credit facilities by the lenders.

      Principal under the bridge loan will be payable on the date that is 364 days from funding. Principal under the three-year facility will be payable on the date that is three years from funding, and principal under the five-year loan will be payable in equal semi-annual installments beginning on the date that is two years and six months from funding. Coca-Cola FEMSA expects to refinance the bridge loan with one or more issuances of debt securities in the Mexican and international capital markets or from other available financing.

      The credit facilities are expected to bear interest at a reserve-adjusted London Interbank Offered Rate plus an applicable margin. The applicable margin for the bridge loan is expected to be 1% from the date of the funding through the 180th day, 2% after such day through the 270th day, and 2.5% thereafter until maturity. The applicable margin for both term loans is expected to be 0.85% for the first three years, and the applicable margin for the five-year term loan is expected to be 0.95% and 1.05% for the fourth and fifth year, respectively.

      The credit agreements for the bridge and term loans are expected to include customary representation and warranties by Coca-Cola FEMSA as to itself, Panamco and their respective subsidiaries, including with respect to corporate existence, corporate and governmental authorizations, no contravention, financial information, absence of material adverse changes, compliance with law and other instruments, absence of material litigation, payment of taxes and other material obligations, solvency and insurance.

      The credit agreements are also expected to include certain covenants that will be more restrictive prior to the repayment in whole of the bridge loan and, after such refinancing, not more restrictive than those then prevailing for similar facilities for companies with similar credit quality operating in comparable geographic and industry areas. Such covenants, among other things, will restrict:

•	the payment of dividends;

•	the granting of liens;

•	the incurrence of indebtedness;

•	the sale or transfer of assets;

•	transactions with affiliates;

•	the making of investments; and

•	mergers and consolidations.

Coca-Cola FEMSA will also be required to maintain certain financial ratios.

      The credit agreements are expected to contain standard events of default, including, among other events, the failure to pay interest, principal or other amounts when due, the failure to comply with covenants, inaccurate or false representations or warranties, cross defaults, change of control, judgment defaults, bankruptcy and insolvency.

      The lenders’ obligation to fund the loans is subject to customary conditions, including, among others:

•	negotiation and execution of definitive documentation with respect to the financings;

•	the absence of a default or an event of default and the accuracy of representations and warranties;

•	receipt of government and third party approvals and consents and the expiration of applicable waiting periods;

•	the absence of litigation or other proceedings;

•	the absence of competing financings by FEMSA, Coca-Cola FEMSA, Panamco and certain of their subsidiaries;

•	the absence of information inconsistent with previously provided information and material and adverse with respect to the previously provided information and the merger and the loan commitments;

•	the absence of any event, change, circumstance or effect, in each case subsequent to the time of the commitments, that has or could reasonably be expected to have a material adverse effect on the business, results of operations or financial condition of Coca-Cola FEMSA, Panamco and their subsidiaries, taken as a whole, as of September 30, 2002, on the ability of any of the Coca-Cola FEMSA and Panamco to complete the merger or on the rights of lenders under the credit facilities’ documentation;

•	the absence of a change or disruption in the Mexican, United States or international financial, bank syndication or capital markets that has or could reasonably be expected to have a material adverse effect on the completion or syndication of the credit facilities or on the refinancing of the bridge loan; and

•	the receipt of final ratings from Standard & Poor’s Rating Services and Moody’s Investor Services for Coca-Cola FEMSA and the loans (after giving effect to the merger) of at least BBB- and Baa3, respectively, with stable outlook in each case.

      In determining whether a material adverse effect has occurred, events, changes, circumstances or effects shall be excluded to the extent resulting from:

•	any change in United States or Mexican generally accepted accounting principles or official interpretations thereof that apply to Coca-Cola FEMSA, Panamco and their respective subsidiaries;

•	a downturn in the economy or business conditions in general in any country in which the Coca-Cola FEMSA or Panamco or any of their subsidiaries do business and not specifically relating to the them; or

•	the public announcement of the merger.

      A modified standard applies with respect to determining how any adverse event, change, circumstance or effect relating to Panamco’s Venezuelan operations contributes towards a material adverse effect. This modified standard is similar, but not identical to, the modified standard that applies under the Merger Agreement, which is described under “The Merger Agreement and The Stockholder Agreements — The Merger Agreement — Representations and Warranties” on page 70.

      This summary of the expected terms of the credit facilities is based on the commitment provided to Coca-Cola FEMSA. The actual terms of the credit agreement have not yet been finalized and may vary from the terms described.

Regulatory Requirements

      We set forth below a summary of the regulatory clearances and approvals required to effect the merger. While we believe that we will obtain the requisite clearances and approvals for the merger, we cannot assure you that we will obtain these approvals on satisfactory terms or conditions or as to the timing of receipt.

United States Antitrust Clearance

      In satisfaction of the filing requirements under the Hart-Scott-Rodino Antitrust Improvements Act, Coca-Cola FEMSA and Panamco filed on January 22, 2003 with the United States Federal Trade Commission and the United States Department of Justice a notification and report form relating to the merger. Under the Hart-Scott-Rodino Act, we may not complete the merger until 30 days after submission of this notification. This period may be extended by an agency request for additional information, or terminated at any time by the agencies. The antitrust agencies have the authority to seek to block the merger in federal courts, as may certain state attorneys general or private plaintiffs.

Competition Approvals Abroad

      The parties are also required to comply with competition law requirements in Mexico and Brazil. The procedural and substantive rules in these countries differ from the applicable rules in the United States and the other country. Local authorities may have the power to block acquisitions that breach the local substantive test.

      The laws in both countries require the filing of financial and transaction information with the local competition authorities. Competition authorities in Mexico and Brazil customarily contact other industry participants, such as customers, suppliers and competitors of the merging parties, to confirm that the information provided is correct and to gather additional information. Each competition authority will consider if the transaction results in undue restriction of competition.

      The Mexican and Brazilian filings were submitted on January 20, 2003 and January 14, 2003, respectively. The initial statutory evaluation periods in Mexico and Brazil are 80 days and 120 days, respectively, unless shortened by the relevant competition authority. If further information is requested, each authority has the power to extend the time period for the evaluation. However, we understand that competition law in Mexico and Brazil permits the completion of the merger before the expiration of these periods. The Merger Agreement does not require the parties to close while any approvals or waiting periods required under Mexican antitrust law are pending or have not expired.

General

      We are not aware of any material governmental approvals or actions that may be required for the completion of the merger other than as described above and other than the filing for registration and completion of registration of the certificate of merger, together with the required corporate documentation, with the Public Registry Office of the Republic of Panama. Should any other approval or action be required, we currently contemplate that approval would be sought or action taken.

      In connection with seeking any approval of a governmental entity, the efforts of Coca-Cola FEMSA and Panamco may include agreeing to conditions imposed by regulatory authorities on the conduct of the business of the combined company after the merger. However, Coca-Cola FEMSA and Panamco need not accept conditions or take any actions that would have a material and adverse impact on Coca-Cola FEMSA, Panamco or the benefits that Coca-Cola FEMSA would otherwise have derived from the merger.

Rights of Dissenting Stockholders

      Under Panama law, Panamco’s stockholders are not entitled to dissenters’ rights, rights of appraisal or similar rights in connection with the merger.

Material Income Tax Consequences

United States Income Tax Consequences

      The following summary discusses the material United States Federal income tax consequences to Panamco stockholders that receive cash for Panamco’s Common Stock pursuant to the merger.

      This discussion is based upon the United States Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), Treasury regulations, administrative rulings and judicial decisions currently in effect, all of which are subject to change (possibly with retroactive effect). This discussion assumes that Panamco stockholders hold Panamco’s Common Stock as capital assets within the meaning of Section 1221 of the Internal Revenue Code. In addition, this discussion does not address all aspects of United States Federal income taxation that may be relevant to particular Panamco stockholders in light of their personal investment circumstances or to Panamco stockholders subject to special treatment under the United States Federal income tax laws such as:

•	insurance companies;

•	tax-exempt organizations;

•	dealers in securities or foreign currency;

•	banks;

•	persons that hold Panamco’s Common Stock as part of a straddle, a hedge against currency risk, a constructive sale or a conversion transaction;

•	United States Holders (as defined below) that have a functional currency other than the United States dollar;

•	partnerships, S corporations, mutual funds, regulated investment companies, real estate investment trusts and investors in such entities;

•	stockholders who acquired Panamco’s Common Stock through the exercise of options or otherwise as compensation or through a tax-qualified retirement plan; or

•	holders of options granted under any Panamco benefit plan.

      Furthermore, this discussion does not consider the potential effects of any state, local or foreign tax laws.

      Holders of Panamco’s Common Stock are urged to consult their own tax advisors regarding the specific tax consequences to them of the merger, including the applicability and effect of Federal, state, local and foreign income and other tax laws in their particular circumstances.

      For purposes of this discussion, “United States Holder” means a beneficial owner of Panamco’s Common Stock that is:

•	a citizen or resident alien individual of the United States;

•	a corporation or other entity taxable as a corporation created or organized under the laws of the United States or any of its political subdivisions;

•	a trust if a United States court is able to exercise primary supervision over the administration of the trust and one or more United States fiduciaries have the authority to control all substantial decisions of the trust; or

•	an estate that is subject to United States Federal income tax on its income regardless of its source.

      A “Non-United States Holder” is a beneficial owner of shares that is not a United States Holder. If a partnership holds Panamco’s Common Stock, the tax treatment of a partner generally will depend upon the status of the partner and upon the activities of the partnership. If you are a partner in a partnership holding Panamco’s Common Stock, you should consult your own tax advisor.

          United States Holders of Panamco’s Common Stock

      A United States Holder will generally recognize gain or loss for United States Federal income tax purposes as a result of the merger in an amount equal to the difference between such holder’s adjusted tax basis in Panamco’s Common Stock transferred in the merger and the cash received in the merger. Except as described below, such gain or loss generally will be capital gain or loss and will be long-term capital gain or loss if, on the date of the merger, the shares of Panamco’s Common Stock have been held for more than one year. In the case of United States Holders that are individuals, long-term capital gains will be eligible for reduced rates of taxation. The deductibility of capital losses is subject to limitations.

          CFC Considerations

      If Panamco qualifies as a “controlled foreign corporation” (“CFC”), or qualified as a CFC within the five years prior to the merger, certain United States Holders may recognize ordinary income as a result of the merger.

      Panamco may currently be a CFC and may have been a CFC within the last five years. A corporation is a CFC if more than 50% of the shares of the corporation, by vote or value, are owned, directly or indirectly (including shares owned through attribution) by “10% CFC Stockholders.” The term 10% CFC Stockholders means a United States person (including citizens or residents of the United States, corporations, partnerships, associations, trusts and estates created or organized in the United States) who owns, directly or indirectly, or is considered as owning through attribution, 10% or more of the total combined voting power of all classes of stock entitled to vote of such foreign corporation. Each 10% CFC Stockholder in a CFC is required to include in its gross income for a taxable year its pro rata share of the CFC’s earnings and profits for that year attributable to certain types of income or investments.

      A United States Holder will not be a “10% CFC Stockholder” of Panamco and will not be subject to the CFC rules unless the United States Holder owns 10%, directly, indirectly or by attribution, of Panamco’s Class B Common Stock. If a United States Holder is a 10% CFC Stockholder, or was a 10% CFC Stockholder at any time during the five years prior to the merger when Panamco was a CFC, then the gain recognized by such United States Holder pursuant to the merger will be treated as an ordinary income dividend to the extent of the earnings and profits of Panamco attributable to the United States Holders’ Panamco’s Common Stock, which earnings and profits were accumulated during the periods such Panamco’s Common Stock was held by such United States Holder when Panamco was a CFC. In determining the amount of Panamco earnings and profits attributable to a United States Holder’s Panamco’s Common Stock for these purposes, a United States Holder need not take into account any Panamco earnings and profits previously included in its gross income on a current basis, as described above.

      The special rules applicable to CFCs will not increase the amount of gain recognized by 10% CFC Stockholders, only the character of such gain will be affected. We urge you to consult your own tax adviser with respect to the special rules applicable to CFCs and their impact on the United States Federal income tax consequences of the merger to you.

          FPHC Considerations

      Panamco believes that it will not be a “foreign personal holding company” (“FPHC”) for United States Federal income tax purposes in 2003 and, to the extent feasible, Panamco expects to take such reasonable actions as possible so as to avoid FPHC status in 2003. If, however, Panamco is nevertheless an FPHC in 2003, the amount of gain or loss a United States Holder recognizes pursuant to the merger may be affected.

      A non-United States corporation is an FPHC for a taxable year during which (i) 60% or more of its gross income is “FPHC income” (reduced to 50% or more after the corporation’s initial year as an FPHC) and (ii) more than 50% of the voting power or value of all stock in such corporation is owned, directly or indirectly (including shares owned through attribution), by 5 or fewer individuals who are United States persons. FPHC income generally includes royalties, annuities, proceeds from the sale of stock or securities and other passive income.

      All United States Holders that are stockholders of an FPHC are required to include in their taxable income for each year a deemed dividend equal to their share of the corporation’s “undistributed FPHC income” for that year. In general, a corporation’s undistributed FPHC income is the corporation’s total taxable income, with certain adjustments, less dividends paid by the corporation. Such a deemed dividend is recognized by all United States Holders that are stockholders of an FPHC with undistributed FPHC income, regardless of their percentage ownership in the corporation and regardless of whether they actually receive a dividend from the FPHC. However, income previously recognized by a 10% CFC Stockholder under the CFC rules described above would not also be recognized as “undistributed FPHC income.”

      If Panamco were an FPHC in 2003 and had “undistributed FPHC income,” United States Holders would recognize a deemed dividend, taxable as ordinary income, equal to their pro rata shares of Panamco’s undistributed FPHC income (less any amount previously included in income by 10% CFC Stockholders, as described above). United States Holders would increase their basis in their Panamco’s Common Stock by the amount of that deemed dividend inclusion, which would affect the amount of capital gain or loss such United States Holders would recognize upon their disposition of Panamco’s Common Stock for cash pursuant to the merger, as described above.

          PFIC Considerations

      Panamco believes that it is not and has never been a “passive foreign investment company” (“PFIC”) for United States Federal income tax purposes. If Panamco were nevertheless treated as a PFIC for any taxable year, such characterization could result in adverse United States tax consequences to a United States Holder of Panamco shares.

      In general, Panamco would be a PFIC with respect to a United States Holder if, for any taxable year in which the United States Holder held Panamco shares, either:

•	75% or more of the gross income of Panamco for the taxable year were passive income; or

•	50% or more of the value, determined on the basis of a quarterly average, of Panamco’s assets were attributable to assets that produce or are held for the production of passive income.

          Form 5471 Reporting Requirements

      United States Holders may be required to file IRS Form 5471 under certain circumstances. Failure to provide the information required by Form 5471 may result in substantial civil and criminal penalties. Each United States Holder should consult its own tax advisor with respect to the specific requirements for filing Form 5471.

Non-United States Holders of Panamco’s Common Stock

      In general, Non-United States Holders will not be subject to United States Federal income tax as a result of the exchange of Panamco’s Common Stock for cash pursuant to the merger unless:

•	any gain attributable to Panamco’s Common Stock is effectively connected with such Non-United States Holder’s conduct of a trade or business in the United States, and, if required by an applicable income tax treaty, the gain is attributable to a permanent establishment that such holder maintains in the United States; or

•	such Non-United States Holder is an individual, is present in the United States for 183 or more days in the taxable year of the merger and some other conditions exist.

          Backup Withholding on Cash Paid

      Some non-corporate Panamco stockholders may be subject to a 30.0% backup withholding tax on cash payments received pursuant to the merger. Backup withholding will not apply, however, to a Panamco stockholder that (1) furnishes a correct taxpayer identification number and certifies that such stockholder is not subject to backup withholding on the substitute Form W-9 or successor form included in the letter of transmittal to be delivered to Panamco stockholders, (2) provides a certification of foreign status on Form W-8BEN or a successor form or (3) is otherwise exempt from backup withholding.

Panama Income Tax Consequences

      The following summary discusses the material Panama tax consequences of the merger to Panamco stockholders.

      Panamco stockholders will generally not be subject to any Panama tax on gains realized pursuant to the merger because Panama income tax is exclusively territorial, meaning that only income (including any capital gains from the sale of Panamco stock) earned from sources within Panama is subject to taxation, regardless of the nationality, residence or domicile of the person earning such income. Until the final quarter of 2002, except for nominal amount of interest earned on a bank deposit within Panama which is exempt from Panama taxes, all income producing businesses, activities and assets of Panamco have been located entirely outside of Panama and, thus, any appreciation in the value of all Panamco stock until such time would be deemed to have arisen from sources outside of Panama. Although Panamco acquired the stock of a Panama subsidiary in the final quarter of 2002 that could give rise to future income from sources within Panama, we believe that such acquisition will not cause Panamco stockholders to incur Panama tax in the merger because (x) there might not be any appreciation in the value of the stock in the Panama subsidiary from the date of its acquisition to the date the merger is consummated, (y) the value of such stock in the Panama subsidiary is de minimis in proportion to Panamco’s overall value, and (z) the manner in which Panama would impose any tax on Panamco stockholders as a result of such acquisition is unclear. As a result, we believe that any gains realized by Panamco stockholders participating in the merger will generally be deemed to arise from sources outside of Panama and not subject to tax.

Provisions for Unaffiliated Security Holders

      No provision has been made to grant unaffiliated stockholders of Panamco access to the corporate files of Panamco or any other party to the merger or to obtain counsel or appraisal services at the expense of Panamco or any other such party.

Fees and Expenses

      Whether or not the merger is completed, all fees and expenses incurred in connection with the merger will be paid by the party incurring those fees and expenses. Under certain circumstances described under “The Merger Agreement and the Stockholder Agreements — The Merger Agreement — Termination Fee” on page 79, Panamco or Coca-Cola FEMSA may be required to pay the other party a termination fee of $125,000,000 and reimburse up to $15,000,000 of such other party’s expenses incurred in connection with the merger.

      Fees and expenses of Panamco with respect to merger are estimated at this time to be as follows:

Type of Expense	Amount

Financial Advisor(1)	$18,500,000
Legal Advisors	$4,000,000
Auditors	$100,000
Printing, mailing and solicitation fees	$375,000
Filing fees(2)	$106,000
Reimbursement of expenses of the Voting Trust(3)	$1,000,000
Other	$80,000
TOTAL(4)	$24,161,000

(1)	JPMorgan is acting as financial advisor to Panamco in connection with the merger. JPMorgan has not been retained to make solicitations in connection with the merger.
(2)	Includes fees paid to the Securities and Exchange Commission.
(3)	Panamco has agreed to reimburse the fees and expenses incurred by the Voting Trust in connection with the merger, including with respect to the consideration, evaluation and negotiation of the transaction, and the review and execution of related documents, not to exceed $1.0 million, unless otherwise approved by Panamco.
(4)	Panamco has agreed to indemnify some of its advisors against certain liabilities.

      Fees and expenses of FEMSA and Coca-Cola FEMSA with respect to merger are estimated at this time to be as follows:

Type of Expense	Amount

Financial Advisors(1)	$19,800,000
Legal Advisors	$4,875,000
Financial Due Diligence Advisor	$2,000,000
Acquisition Lenders	$21,230,000
Filing fees(2)	$255,000
Other	$527,000
TOTAL(3)	$48,687,000

(1)	Allen & Company LLC and Morgan Stanley are acting as financial advisors to FEMSA and Coca-Cola FEMSA in connection with the merger. The financial advisors have not been retained to make solicitations in connection with the merger.
(2)	Includes fees paid in connection with antitrust filings, Securities and Exchange Commission filings and other governmental approvals.
(3)	FEMSA and Coca-Cola FEMSA have agreed to indemnify some of their advisors against certain liabilities in connection with the merger.

      In addition, Coca-Cola FEMSA will reimburse The Coca-Cola Company and its subsidiaries for their costs and expenses incurred in connection with The Coca-Cola Company Stockholders Agreement and any related transactions to the extent approved in the future by the audit committee of the board of Coca-Cola FEMSA. Coca-Cola FEMSA has agreed to indemnify The Coca-Cola Company and its subsidiaries against certain liabilities in connection with the merger. See “The Merger Agreement and the Stockholder Agreements — The Stockholder Agreements — The Coca-Cola Company Stockholders Agreement” on page 81.

      These fees and expenses will not reduce the merger consideration to be received by Panamco’s stockholders in connection with the merger.

THE SPECIAL MEETING

Place; Date; Time

      The special meeting of the stockholders of Panamco will be held at [               ] located at [               ], on [               ], 2003, at [               ], local time.

Purposes of the Special Meeting

      The purposes of the special meeting are:

      1. For the holders of Panamco’s Class B Common Stock:

a. to consider and vote, as a class, upon a proposal to approve the Merger Agreement and the merger; and

b. to consider and vote, as a class, upon a proposal to ask the holders of Panamco’s Class A Common Stock, as a class, to approve the Merger Agreement and the merger;

      2. For the holders of Panamco’s Class A Common Stock, subject to the affirmative vote of the holders of Panamco’s Class B Common Stock with respect to 1.b. above, to consider and vote, as a class, upon a proposal to approve the Merger Agreement and the merger.

      3. For the holders of Panamco’s Series C Preferred Stock, to consider and vote, as a class, upon a proposal to approve the Merger Agreement and the merger.

      The Panamco board has approved, and declared advisable, the Merger Agreement and the merger and has determined that the merger is advisable and fair to, and in the best interests of, Panamco’s stockholders, other than The Coca-Cola Company and its subsidiaries. See “Special Factors — Panamco’s Reasons for the Merger and the Recommendation of the Panamco Board” on page 21.

Record Date; Stock Entitled to Vote; Quorum

      The Panamco board has fixed the close of business on [               ], 2003, as the record date for determining stockholders entitled to notice of, and to vote at the special meeting and any adjournments or postponements of the meeting. Only the record holders of Panamco’s Common Stock and Panamco’s Series C Preferred Stock at the close of business on the record date are being asked to vote at the special meeting. A list of stockholders entitled to vote at the special meeting will be available for examination at Panamco’s headquarters at 701 Waterford Way, Suite 800, Miami, Florida and its administrative offices in Panama City located at Edificio Torre Dresdner Bank, 7th Floor, 50th Street, Panama, Republic of Panama, during ordinary business hours, from the date of this proxy statement until the special meeting.

      On the record date, there were [               ] shares of Panamco’s Class B Common Stock outstanding and entitled to vote at the special meeting, which were held by approximately [               ] stockholders of record, 2 shares of Panamco’s Series C Preferred Stock outstanding and entitled to vote at the special meeting, both of which are held by subsidiaries of The Coca-Cola Company, and [               ] shares of Panamco’s Class A Common Stock outstanding. Each share of Panamco’s Class B Common Stock and Panamco’s Series C Preferred Stock entitles the holder thereof to one vote. Each share of Panamco’s Class A Common Stock will have one vote, subject to the affirmative vote of the holders of Panamco’s Class B Common Stock with respect to asking the holders of Panamco’s Class A Common Stock, as a class, to approve the Merger Agreement and the merger.

      The holders of a majority of the outstanding shares of Panamco’s Class B Common Stock must be present in person or represented by proxy at the special meeting in order for a quorum to be present and for business to be conducted. For purposes of the approval of the Merger Agreement and the merger by the holders of Panamco’s Class A Common Stock, the Merger Agreement provides that the holders of a majority of the outstanding shares of Panamco’s Class A Common Stock must be present in person or represented by proxy at the special meeting in order for a quorum to be present and for business to be conducted.

      Brokers who hold shares in “street name” for customers do not have the authority to vote on the merger without instructions from beneficial owners. Proxies submitted by brokers without instructions are referred to as broker non-votes. Broker non-votes will be counted toward a quorum but will not be treated as having been voted at the special meeting.

Votes Required

      Pursuant to Panama law, Panamco’s articles of incorporation and the Merger Agreement, the completion of the merger requires:

1. In the case of the resolutions to be considered by the holders of Panamco’s Class B Common Stock, the affirmative vote of the holders of a majority of the outstanding shares of Panamco’s Class B Common Stock. Accordingly, with respect to these matters, the failure to vote (other than Class B Common Stock held as a participant in the Voting Trust) with respect to Panamco’s Class B Common Stock will have the effect of counting against the relevant resolutions.

2. In the case of the resolution to be considered by the holders of Panamco’s Series C Preferred Stock, the approval by the holders of all outstanding shares of Panamco’s Series C Preferred Stock. Accordingly, with respect to these matters, the failure to vote or an abstention from voting will have the effect of preventing the approval of the Merger Agreement and the merger.

      In the case of the resolution to be considered by the holders of Panamco’s Class A Common Stock, the Merger Agreement requires approval by the holders of the majority of the outstanding shares of Panamco’s Class A Common Stock present or represented by proxy at the meeting who are not disqualified holders (for this purpose, disqualified holders means The Coca-Cola Company and its subsidiaries, Venbottling Holdings, Inc. and its subsidiaries, the officers and directors of Panamco, and any other holder whom the secretary of Panamco (or other officer or agent authorized to tabulate shares) is advised beneficially owns shares of Panamco’s Class B Common Stock). Accordingly, with respect to these matters, the failure to vote will not count toward a quorum and, assuming a quorum is otherwise established, have no effect on the vote to approve the Merger Agreement and the merger and an abstention and a broker non-vote will have the effect of a vote against approval of the Merger Agreement and the merger.

Voting by Certain Stockholders

      Subsidiaries of The Coca-Cola Company, who hold 25.0% of Panamco’s outstanding Class B Common Stock and all of Panamco’s outstanding Series C Preferred Stock, and certain other significant holders who hold shares of Panamco’s Class B Common Stock, representing approximately 44% of Panamco’s outstanding Class B Common Stock, as participants in the Voting Trust, have separately entered into stockholder agreements pursuant to which they have agreed (pursuant to the terms set forth in the stockholder agreements) to vote in favor of the Merger Agreement and the merger. See “The Merger Agreement and the Stockholder Agreements — The Stockholder Agreements” on page 81. By virtue of the stockholder agreements, the proposals to be considered at the special meeting by the holders of Panamco’s Class B Common Stock and Series C Preferred Stock, but not the proposals to be considered by the holders of Panamco’s Class A Common Stock, are assured of approval. However, the subsidiaries of The Coca-Cola Company need not vote their Series C Preferred Stock in favor of the merger if the merger has not been approved by the majority of the holders of Panamco’s Class A Common Stock present or represented by proxy at the special meeting who, in accordance with the Merger Agreement, are not disqualified holders. Furthermore, all the obligations of the subsidiaries of The Coca-Cola Company with regard to the voting of their shares would terminate in the event the Panamco board withdrew or adversely modified its approval or recommendation of the Merger Agreement or the merger.

Proxies; Solicitation of Proxies

      All shares of Panamco’s Class B Common Stock and Panamco’s Class A Common Stock represented by properly executed BLUE proxies in accordance with Panamco’s articles of incorporation, that are received in time for the special meeting and which have not been revoked will be voted in accordance with the instructions indicated in such proxies. Proxies that are signed and mailed that do not indicate how the holder wishes to vote, other than broker non-votes, will count in favor of the approval of the Merger Agreement and the merger and, in the case of an executed proxy with no instruction that relates to Panamco’s Class B Common Stock, will also count in favor of asking the holders of Panamco’s Class A Common Stock, as a class, to approve the Merger Agreement and the Merger.

      The grant of a proxy on the enclosed proxy card does not preclude a stockholder from voting in person at the special meeting if the stockholder is present at the meeting and elects to do so.

      A duly executed proxy may be revoked any time before the proxy is voted at the special meeting by presenting to the meeting an instrument revoking the proxy or a new duly executed proxy bearing a later date. You must submit your notice of revocation or your new proxy to Panamco’s solicitation agent, Georgeson Shareholder, at the following address so that your notice or new proxy is received by the solicitation agreement prior to [•] a.m. on the date of the special meeting:

Georgeson Shareholder
17 State Street, 10th Floor
New York, New York 10004

      Panamco will bear the cost of the solicitation of proxies from its stockholders. We have retained Georgeson Shareholder to assist in the solicitation of proxies. Their fee is estimated to be $15,000, exclusive of out-of-pocket costs.

Voting by Participants in the Voting Trust

      Holders of Panamco’s Class B Common Stock that hold such shares as participants in the Voting Trust SHOULD NOT complete and return the enclosed BLUE proxy card. Instead, those holders must vote by giving instructions to the Voting Trustees to vote the shares by completing and returning the enclosed GREEN direction with your completed instructions to Georgeson Shareholder, 17 State Street, 10th Floor, New York, New York 10004, ATTN: Voting Trustees of the Panamerican Beverages, Inc. Voting Trust. In order to be binding upon the Voting Trustees, instructions must be received by [                    ], 2003, at [               ] local time. If a participant in the Voting Trust fails to give instructions to the Voting Trustees, the Voting Trustees may vote such participant’s shares in accordance with the recommendation of the Panamco board.

      A holder of Panamco’s Class B Common Stock that holds such shares as a participant in the Voting Trust may revoke or amend the voting instructions given to the Voting Trustees by written notice to the Voting Trustees at any time, so long as such written notice is received by the Voting Trustees at the following address prior to 5:00 p.m., New York time, two days prior to the date of the special meeting:

Georgeson Shareholder
17 State Street, 10th Floor
New York, New York 10004
Attention: Voting Trustees of the Panamerican Beverages Inc.
Voting Trust

MARKET PRICE AND DIVIDEND DATA

      Panamco’s Class A Common Stock has been listed on The New York Stock Exchange under the symbol “PB” since September 21, 1993. The following table sets forth the range of high and low sale prices as reported on The New York Stock Exchange, together with the dividends per share of Panamco’s Class A Common Stock declared by Panamco, during the periods shown. For current price information, stockholders are urged to consult publicly available sources.

Calendar Period	High	Low	Dividends Declared

1999
First Quarter	$22.00	$14.56	$0.06
Second Quarter	27.88	17.25	0.06
Third Quarter	24.75	16.38	0.06
Fourth Quarter	23.50	14.56	0.06
2000
First Quarter	21.19	15.88	0.06
Second Quarter	17.75	14.94	0.06
Third Quarter	20.25	15.00	0.06
Fourth Quarter	17.63	13.06	0.06
2001
First Quarter	19.23	13.38	0.06
Second Quarter	21.60	17.55	0.06
Third Quarter	21.20	16.00	0.06
Fourth Quarter	16.95	13.80	0.06
2002
First Quarter	18.85	14.25	0.06
Second Quarter	18.76	13.90	0.06
Third Quarter	15.10	9.00	0.06
Fourth Quarter	21.10	7.45	0.06

      On December 20, 2002, the last day before Coca-Cola FEMSA and Panamco announced the merger, the closing price of Panamco’s Class A Common Stock as reported on the consolidated reported system of The New York Stock Exchange was $10.09. On [               ], the most recent practicable date prior to the printing of this proxy statement, the closing price of Panamco’s Class A Common Stock as reported on the consolidated reporting system of The New York Stock Exchange was [               ]. As of the record date, there were approximately [               ] holders of record of Panamco’s Class A Common Stock.

      Panamco declared dividends per share of Panamco’s Class B Common Stock in the same amount and for the same periods as indicated for Panamco’s Class A Common Stock in the table above. As of the record date, there were approximately [               ] holders of record of Panamco’s Class B Common Stock.

      Panamco has never declared dividends on the shares of Panamco’s Series C Preferred Stock.

THE MERGER AGREEMENT AND THE STOCKHOLDER AGREEMENTS

The Merger Agreement

      The following is a summary of the material provisions of the Merger Agreement. This description is qualified in its entirety by reference to the Merger Agreement itself, a copy of which is attached as Annex A to this document. You should read the Merger Agreement in its entirety because it is the primary legal document that governs the merger.

Effective Time of the Merger

      Promptly after the satisfaction or waiver of the conditions to the merger set forth in the Merger Agreement, Panamco will file a certificate of merger and other appropriate documents complying with the General Corporation Law of the Republic of Panama with the Public Registry Office of the Republic of Panama. When this filing has been made, registration of the certificate of merger and such other appropriate documents is completed and the effective time of the merger occurs on the closing date as provided in the certificate of merger, Midtown Sub, a newly formed wholly owned subsidiary of Coca-Cola FEMSA, will be merged with and into Panamco. Panamco will survive the merger and exist as a wholly owned subsidiary of Coca-Cola FEMSA. Immediately following the merger, the officers of Panamco before the merger will continue as the officers of Panamco. At the effective time of the merger, the directors of Midtown Sub designated by Coca-Cola FEMSA immediately prior to the merger shall be the directors of Panamco.

What Panamco Stockholders Will Receive in the Merger

      Immediately prior to the merger, each share of Panamco’s Class A Common Stock and Class B Common Stock beneficially owned by The Coca-Cola Company will be exchanged for one share of Panamco’s newly created Series D Preferred Stock. Accordingly, at the time of the merger, The Coca-Cola Company and its subsidiaries will not beneficially own any Panamco stock other than Panamco’s Series C Preferred Stock and Series D Preferred Stock.

      At the effective time of the merger:

•	each outstanding share of Panamco’s Class A Common Stock will be converted into the right to receive $22.00 in cash;

•	each outstanding share of Panamco’s Class B Common Stock will be converted into the right to receive $38.00 in cash; and

•	all the outstanding shares of Panamco’s Series C Preferred Stock and Series D Preferred Stock, beneficially owned by The Coca-Cola Company through its subsidiaries, will be converted into the right to receive one or more promissory notes that, in the aggregate, will entitle the holders thereof (restricted to The Coca-Cola Company and its designated affiliates) to subscribe to and be issued 304,045,678 Series D shares of Coca-Cola FEMSA.

Options and Restricted Shares of Panamco’s Class A Common Stock

      Immediately prior to the effective time of the merger, each outstanding option to purchase shares of Panamco’s Class A Common Stock will be canceled, with the holder thereof becoming entitled to receive the excess, if any, of $22.00 over the option’s exercise price. Payment in respect of the options (less any applicable income or employment tax withholding) will be made promptly following the merger, but in any event no later than the second business day following the effective time of the merger.

      At the effective time of the merger, the consideration to be paid in respect of the shares of Panamco’s Class A Common Stock held by Mr. Cooling and Mr. Schimberg that are subject to the restrictions set forth in the restricted stock agreements and that do not vest as a result of the Merger will be deposited into escrow. This escrowed consideration will be released to Mr. Cooling and Mr. Schimberg if and when Coca-Cola FEMSA’s American Depositary Shares trading on the New York Stock Exchange meet specified trading price targets over the next several years:

•	31.03% of the consideration will be released in the event that, on or before November 10, 2005, the trading price of Coca-Cola FEMSA’s American Depositary Shares reaches 110.22% of the trading price of Coca-Cola FEMSA’s American Depositary Shares as of the closing of the merger; and

•	any and all of the consideration held in escrow will be released in the event that, on or before November 10, 2006, the trading price of Coca-Cola FEMSA’s American Depositary Shares reaches 132.95% of the trading price of Coca-Cola FEMSA’s stock as of the closing of the merger.

Any consideration remaining in escrow after November 10, 2006 will be returned to Coca-Cola FEMSA. “Trading price” means, with respect to any date, the average closing price of Coca-Cola FEMSA’s American Depositary Shares over the 15 consecutive trading days immediately preceding such date.

Payment of Cash Consideration

      Prior to the effective time of the merger, Coca-Cola FEMSA will deliver to Midtown Sub cash equal to the aggregate cash consideration to be paid in the merger and will authorize a bank or trust company to act as the paying agent to handle the payment of the cash consideration. Promptly after the closing of the merger, but in no event later than five days thereafter, the paying agent will send to each holder of Panamco’s Class A Common Stock or Class B Common Stock a letter of transmittal and instructions explaining how to surrender certificates to the paying agent. Holders who surrender their certificates to the paying agent, together with a properly completed letter of transmittal, will receive the appropriate merger consideration.

      The paying agent will have the right to deduct from the cash consideration those amounts as are required to be withheld under applicable tax laws. The amounts withheld appropriately shall be treated as having been paid to the holder of Panamco’s Common Stock or options who would have otherwise received these amounts.

      If a Panamco stockholder’s stock certificates have been lost, stolen, defaced or destroyed, the stockholder will only be entitled to obtain the appropriate merger consideration by providing an affidavit of loss and, if required by Coca-Cola FEMSA, posting a bond in an amount sufficient to protect Coca-Cola FEMSA against claims related to such Panamco certificates.

Representations and Warranties

          Representations and Warranties by Panamco

      The Merger Agreement contains customary representations and warranties by Panamco, many of which are qualified by a materiality threshold specified in the Merger Agreement, with respect to the following:

•	its corporate organization and existence;

•	its capitalization;

•	its subsidiaries;

•	its financing and investment obligations;

•	its corporate power and authority to execute, deliver and perform its obligations under the Merger Agreement and the stockholders agreements;

•	the Panamco board’s taking of certain actions that are required or desirable for the completion of the merger, including:

•	approval of the Merger Agreement and the Stockholder Agreements;

•	proposal, for the approval of the majority of Panamco’s Class B Common Stock, that the holders of Panamco’s Class A Common Stock be granted a special right to vote on the Merger Agreement;

•	determination that the merger and the transactions under the stockholders agreements are advisable and fair to and in the best interests of Panamco and its stockholders (other than The Coca-Cola Company and its subsidiaries); and

•	direction that the Merger Agreement be submitted to Panamco’s stockholders for approval and adoption; and

•	recommendation that Panamco’s stockholders approve and adopt the Merger Agreement;

•	approval by Messrs. Jung, Postl and Furlan of a resolution that the merger is advisable and fair to, and in the best interests of, the holders of Panamco’s Class A Common Stock (other than The Coca-Cola Company and its subsidiaries);

•	its financial statements and filings with the Securities and Exchange Commission;

•	its accounting policies and practices and disclosure controls and procedures;

•	the absence of undisclosed liabilities;

•	its conduct of business in the ordinary course and the absence of any events, circumstances or developments that would have a material adverse effect since September 30, 2002;

•	the accuracy of information in this proxy statement and other documents filed with the Securities and Exchange Commission in connection with the merger;

•	required governmental and other third party consents, clearances, approvals, authorizations and notifications in connection with the merger;

•	compliance of the Merger Agreement and the merger with Panamco’s organizational documents, contracts and applicable law;

•	its compliance with its organizational documents and debt instruments and with applicable law;

•	the condition of its tangible assets;

•	litigation, claims and other proceedings;

•	its compliance with law and possession of required permits and authorizations to conduct its business;

•	the absence of governmental investigations into its business;

•	its employee benefit plans and related matters;

•	labor matters;

•	environmental matters;

•	tax matters;

•	the absence of unlawful payments;

•	its contracts;

•	insurance matters;

•	intellectual property matters;

•	related party transactions;

•	its receipt of an opinion of JPMorgan that, as of December 20, 2002, the consideration to be paid to the holders, other than The Coca-Cola Company and its subsidiaries, of Panamco’s Class A Common Stock, with respect to such Class A Common Stock, in the proposed merger was fair, from a financial point of view, to such stockholders;

•	broker’s and finder’s fees in connection with the merger; and

•	the inapplicability of, or Panamco’s compliance with, antitakeover laws or statutes applicable to the merger.

      For the purposes of the Merger Agreement, material adverse effect with respect to Panamco means any event, change, circumstance or effect that has a material adverse effect on the business, results of operations or financial condition of Panamco and its subsidiaries taken as a whole or on the ability of Panamco to complete the transactions contemplated by the Merger Agreement. However, any adverse event, change, circumstance or effect:

•	resulting from any change in United States GAAP or official interpretations thereof after the date of the Merger Agreement that apply to Panamco;

•	resulting from a downturn in the economy in general and not specifically relating to Panamco and its subsidiaries;

•	relating to the industries in which Panamco and its subsidiaries operate and not specifically relating to Panamco and its subsidiaries;

•	resulting from the public announcement of the transactions contemplated by the Merger Agreement;

•	resulting from the imposition of any exchange controls or any decline or fluctuation in the value of the currencies against the United States dollar affecting the currencies of the jurisdictions in which Panamco and its subsidiaries operate; or

•	any actions taken or failure to act by The Coca-Cola Company,

will not be considered when determining if a material adverse effect has occurred.

      A modified standard applies with respect to determining how any adverse event, change, circumstance or effect relating to Panamco’s Venezuelan operations contributes toward a material adverse effect. In general, the effects of a continuation or deterioration of economic or political conditions in Venezuela after the date of the Merger Agreement may contribute towards a determination of a material adverse effect on Panamco and its subsidiaries taken as a whole, but only with respect to a baseline that already reflects the effects of such circumstances up to the date of the Merger Agreement and the effects for a limited period afterward as estimated by Panamco at the time of the signing of the Merger Agreement.

          Representations and Warranties by Coca-Cola FEMSA

      The Merger Agreement contains customary representations and warranties by Coca-Cola FEMSA and Midtown Sub, many of which are qualified by a materiality threshold specified in the Merger Agreement, with respect to the following:

•	their corporate organization and existence;

•	their corporate power and authority to execute, deliver and perform their obligations under the Merger Agreement and the stockholder agreements;

•	required governmental and other third party consents, clearances, approvals, authorizations and notifications in connection with the merger;

•	compliance of the Merger Agreement and the merger with Coca-Cola FEMSA’s and Midtown Sub’s organizational documents, contracts and applicable law;

•	accuracy of information in this proxy statement;

•	litigation, claims and other proceedings relating to the merger;

•	absence of their beneficial ownership of Panamco stock;

•	the commitment letters from FEMSA, JPMorgan Chase Bank, JPMorgan and Morgan Stanley Senior Funding, Inc. to make funds available to Coca-Cola FEMSA in connection with the merger; and

•	broker’s and finder’s fees in connection with the merger.

Covenants and Other Agreements

          Conduct of Business by Panamco Pending the Merger

      Until the merger is completed, Panamco has agreed that it will carry on its and its subsidiaries’ business in the ordinary course. Furthermore, Panamco has agreed that it will use commercially reasonable efforts to preserve substantially intact its business organizations, keep available the services of its key employees and maintain its existing relations and goodwill with customers, suppliers and others with whom it does business.

      In addition, Panamco has agreed that, among other things and subject to certain exceptions, neither it nor any of its subsidiaries may, without Coca-Cola FEMSA’s prior written consent:

•	amend its organizational documents or the organizational documents of its significant subsidiaries;

•	authorize or issue stock or other securities or make payments based on the market or value of securities of Panamco;

•	declare, set aside, make or pay dividends or make distributions other than regular quarterly cash dividends consistent with past practice;

•	split, combine or reclassify any shares of its capital stock;

•	make any other actual, constructive or deemed distribution in respect of any shares of its capital stock or otherwise make any payments to stockholders in their capacity as such (other than by wholly owned subsidiaries) except in connection with certain forfeitures of restricted stock;

•	redeem, repurchase, retire or otherwise acquire any of its securities except in connection with the certain forfeitures of restricted stock;

•	adopt or implement a plan to liquidate, dissolve, merge, consolidate, recapitalize or engage in a corporate restructuring or other corporate reorganization;

•	except for certain permitted repayments and refinancings, (1) incur or assume any long-term or short-term debt or issue any debt securities; (2) assume, guarantee, endorse or otherwise become liable or responsible for the obligations of any other person, except in the ordinary course of business consistent with past practice; (3) make any loans, advances or capital contributions to, or investments in, any other person; (4) pledge or otherwise encumber shares of capital stock of Panamco or its subsidiaries; or (5) mortgage, pledge or create a material lien upon any of its material assets;

•	make changes in its employees’ compensation arrangements or any employee benefit plans unless such change relates to normal increases in compensation in the ordinary course of business, is required by applicable law or by contractual obligations existing on the date of the Merger Agreement or relates to certain employment arrangements with new employees;

•	sell, lease or dispose of assets;

•	acquire material assets;

•	change its accounting policies or practices except as required by applicable law or United States GAAP;

•	change certain tax practices;

•	revalue assets other than as required by United States GAAP;

•	acquire any corporation, partnership or other business organization or division thereof or any substantial equity interest therein;

•	enter into any new material agreement that would require expenditures of material amounts of cash, amend any material provision or waive any material right relating to the payment or receipt of cash under any material contracts;

•	authorize or make any new capital expenditures outside the current budget;

•	engage in related party transactions;

•	pay, discharge or satisfy any claims, liabilities or obligations other than in the ordinary course of business or as required by their terms in effect on the date the Merger Agreement was entered into;

•	waive the benefits of, or agree to modify, in any adverse respect, any confidentiality, standstill or similar agreement, except for certain obligations of The Coca-Cola Company and its subsidiaries and of Venbottling Holdings, Inc. and its subsidiaries to the extent consistent with actions of the Panamco board permitted by the Merger Agreement;

•	settle or compromise any pending or threatened suit, action or claim relating to the merger and the related transactions;

•	settle or compromise any material pending or threatened suit, action or claim that would require an expenditure of cash by Panamco;

•	enter into any non-compete agreements limiting the ability of Panamco, its subsidiaries and affiliates from engaging or competing in any line of business or in any geographic area;

•	purchase, amend or renew an insurance policy outside the ordinary course of business;

•	shutdown a single site of employment or terminate the employment of employees or independent contractors at any single site, if the shutdown or termination results in an employment loss during any 30-day period for 50 or more employees excluding any part-time employees;

•	make loans, advances or capital contributions to, or investments in, CA Beverages, Inc. or any of its subsidiaries other than to complete Panamco’s pending acquisition transaction in Panama; and

•	take, propose to take, or agree to take any action which would make any of Panamco’s representations or warranties in the Merger Agreement untrue or incorrect or would be reasonably likely to result in any of the conditions to the merger not being satisfied.

          Conduct of Business by Coca-Cola FEMSA

      Until the merger is completed, Coca-Cola FEMSA has agreed that neither it nor its subsidiaries will, without Panamco’s prior written consent, take, propose to take, or agree to take any action which would make any of Coca-Cola FEMSA’s representations or warranties in the Merger Agreement untrue or would be reasonably likely to result in any of the conditions to the merger not being satisfied.

Panamco’s Undertakings with Respect to Acquisition Proposals

No Solicitation

      In the Merger Agreement, Panamco has agreed that it will not, and it will cause its subsidiaries and each officer, director, employee and representative of Panamco or its subsidiaries not to:

•	solicit, initiate or encourage any alternative acquisition proposal;

•	engage in any discussions or negotiations concerning any alternative acquisition proposal;

•	furnish any information in connection with any alternative acquisition proposal;

•	take any action to facilitate any alternative acquisition proposal or any inquiries or the making of any proposal that may lead to an alternative acquisition proposal;

•	enter into any agreements with respect to any alternative acquisition proposal;

•	amend or grant any waiver, exemption or release with respect to any of the restrictions under Panamco’s organizational documents that would in any way facilitate an alternative acquisition proposal; or

•	amend or grant any waiver or release, with respect to the limitation on ownership of shares of Panamco’s Class A Common Stock, the limitation on the transfer of Panamco’s Class B Common Stock or the provision relating to the conversion of Panamco’s Class B into Class A Stock under Panamco’s organizational documents.

      Under the Merger Agreement, an alternative acquisition proposal means an inquiry, offer or proposal, or any binding or non-binding agreement, regarding any of the following:

•	any merger, consolidation, share exchange, recapitalization, business combination or other similar transaction of Panamco;

•	any merger, consolidation, share exchange, recapitalization, business combination or other similar transaction of Panamco’s subsidiaries that would have the effect of disposing of all or a material portion of the assets or operations of Panamco and its subsidiaries, taken as a whole;

•	any spin-off or other disposition of all or a material portion of the assets or operations of Panamco and its subsidiaries, taken as a whole, in a single transaction or series of transactions;

•	any tender offer, exchange offer or other transaction or series of transactions for the acquisition of more than 15% of (1) Panamco’s stock, (2) Panamco’s voting securities or (3) the equity or voting stock of any of Panamco’s significant subsidiaries; or

•	any public announcement or filing of a proposal, plan or intention to do any of the foregoing.

      However, Panamco may enter into discussions or negotiations with, or furnish information to, a third party that makes an unsolicited, bona fide written acquisition proposal if:

•	the Panamco board (including the affirmative vote of a majority of Panamco’s independent directors) reasonably determines in good faith that these actions are necessary for the Panamco board to comply with its duties to act in the best interests of Panamco’s stockholders;

•	the Panamco board (including the affirmative vote of a majority of Panamco’s independent directors) reasonably determines in good faith that the acquisition proposal, if accepted, is reasonably likely to be completed; and

•	the Panamco board, after consultation with and consideration of the advice of an independent, nationally recognized financial advisor, believes in good faith that the acquisition proposal would be more favorable from a financial point of view to its stockholders, taken as a whole, than the merger.

      The Merger Agreement defines an acquisition proposal that satisfies these criteria as a superior proposal. If Panamco receives a superior proposal, the Panamco board must:

•	deliver written notice to Coca-Cola FEMSA at least five business days before Panamco enters into discussions or negotiations with, or furnishes information to, the party making the superior proposal; and

•	require the party making the superior proposal to enter into a customary confidentiality and standstill agreement.

      Furthermore, if the Panamco board receives an alternative acquisition proposal or request for information relating to an alternative acquisition proposal, then the Merger Agreement requires Panamco to:

•	notify Coca-Cola FEMSA of this development, and furnish Coca-Cola FEMSA with the material terms of the acquisition proposal and the identity of the party making the proposal, as promptly as practicable but not later than 24 hours after this development; and

•	update Coca-Cola FEMSA on a current basis as to all material changes to the proposal and provide Coca-Cola FEMSA with all information furnished to the party making the proposal that Panamco had not previously furnished to Coca-Cola FEMSA, as promptly as practicable after Panamco learns of the changes or furnishes the information.

          Obligation to Recommend

      Under the Merger Agreement, the Panamco board has agreed to recommend to its stockholders the adoption of the Merger Agreement. The Merger Agreement does not permit the Panamco board to withdraw or modify its recommendation unless:

•	Panamco has complied with the restrictions on solicitation described above;

•	an unsolicited bona fide written superior proposal is pending;

•	the Panamco board (including the affirmative vote of a majority of Panamco’s independent directors) reasonably determines in good faith that this action is necessary to comply with its duties to act in the best interests of Panamco’s stockholders; and

•	at least five business days before this action, Panamco notifies Coca-Cola FEMSA of its intention and provides Coca-Cola FEMSA with the material terms of the superior proposal and the identity of the party making the superior proposal (and gives Coca-Cola FEMSA the opportunity to submit a revised acquisition proposal during those five business days).

Any withdrawal or modification of the Panamco board’s recommendation shall not change the adoption of the Merger Agreement by the Panamco board.

Financing

      Coca-Cola FEMSA will use its reasonable best efforts to obtain the financing of the merger consideration and related costs in accordance with, and subject to, the commitments by FEMSA, the majority stockholder of Coca-Cola FEMSA, to make an equity capital contribution equal to the peso equivalent of $260 million, and by JPMorgan Chase Bank, JPMorgan and Morgan Stanley Senior Funding to make a loan of up to $2.05 billion. Coca-Cola FEMSA will not amend any material term of these commitments in a way that would adversely affect Panamco. Panamco will use its reasonable best efforts to assist Coca-Cola FEMSA in obtaining this financing. Except as summarized above, Coca-Cola FEMSA is not required to seek or obtain any debt or equity financing or investment from any person. See “Special Factors — Financing of the Merger” on page 56 and “The Merger Agreement and the Stockholder Agreements — The Merger Agreement — Termination Fee — Payable by Coca-Cola FEMSA” on page 80.

Expenses

      Whether or not the merger is completed, all expenses and transfer taxes incurred in connection with the Merger Agreement and the transactions contemplated thereby will be paid by the party incurring the expenses or transfer taxes, except as described below under “The Merger Agreement and the Stockholder Agreements — The Merger Agreement — Termination Fee” on page 79. See “Special Factors — Fees and Expenses” on page 63.

Consents and Approvals

      Coca-Cola FEMSA and Panamco have agreed to use their reasonable best efforts to make all filings with, and obtain all consents, clearances and approvals from, regulators and other third parties if required in connection with the merger, including under antitrust and foreign investment laws. These reasonable best efforts may include defending lawsuits and other legal actions challenging the Merger Agreement or the transactions contemplated thereby. However, the Merger Agreement does not require Coca-Cola FEMSA or permit Panamco to accept conditions that would have a material and adverse impact on Coca-Cola FEMSA, Panamco or the benefits that Coca-Cola FEMSA would otherwise have derived from the merger. Furthermore, under the Merger Agreement, neither Panamco or Coca-Cola FEMSA will be required to agree to pay or pay any material amounts, except as otherwise specified in the Merger Agreement, to one or more stockholders of Panamco in connection with the merger. See “Special Factors — Regulatory Requirements” on page 59.

Indemnification and Insurance

      Under the Merger Agreement, all rights under organizational documents of Panamco or agreements of current and former directors or officers of Panamco to indemnification for acts and omissions before the merger will survive the merger and continue in full force and effect until the expiration of the applicable statute of limitations.

      The Merger Agreement also provides that, for six years following the merger, Coca-Cola FEMSA will maintain directors’ and officers’ liability insurance coverage for the directors and officers of Panamco who are covered by such policies at the effective time of the merger with respect to matters occurring prior to such time, to the extent currently maintained by Panamco if such coverage may be maintained at a cost not to exceed 250% of the annual premium applicable to the June 2002 to June 2003 period or to such extent as may be maintained at such cost.

Employee Matters

      Under the Merger Agreement, Coca-Cola FEMSA will honor, and will cause Panamco to honor following the merger, the existing employment, bonus, severance and similar agreements that Panamco has disclosed. In addition, until at least December 31, 2004, Coca-Cola FEMSA will cause Panamco to provide compensation, bonus and employee benefits, other than equity-based plans, to Panamco’s employees working in the United States at the time of the merger, that are substantially similar in value in the aggregate to those benefits provided to such employees under Panamco’s existing plans at the time of the merger. In general, employees will receive credit for their period of service with Panamco up to the effective time of the merger for the purposes of eligibility and vesting under Coca-Cola FEMSA’s employee benefit plans offered to Panamco’s employees. Finally, the Merger Agreement provides that none of the foregoing provisions limits Coca-Cola FEMSA’s or Panamco’s rights to terminate the employment of Panamco’s employees.

Extension of Standstill

      The Merger Agreement provides that the term of Coca-Cola FEMSA’s standstill agreement with Panamco will be extended by one year to May 14, 2005 if a termination fee becomes payable by Coca-Cola FEMSA as described below under “Termination Fee — Payable by Coca-Cola FEMSA” on page 80.

Conditions to the Merger

          Conditions to Obligation of Each Party to Complete the Merger

      Each of Coca-Cola FEMSA’s and Panamco’s obligation to complete the merger is subject to the satisfaction or, if permitted by law, waiver of the following conditions:

•	Stockholder Approval. The following stockholder approvals shall have been obtained:

•	the holders of a majority of the outstanding shares of Panamco’s Class B Common Stock shall have approved the Merger Agreement and the merger;

•	the holders of a majority of Panamco’s Class A Common Stock present or represented by proxy at the special meeting who, in accordance with the Merger Agreement, are not disqualified holders (for this purpose, disqualified holders means The Coca-Cola Company and its subsidiaries, Venbottling Holdings, Inc. and its subsidiaries, the officers and directors of Panamco and any other holder whom the secretary of Panamco (or other officer or agent authorized to tabulate shares) is advised beneficially owns shares of Panamco’s Class B Common Stock) shall have approved the Merger Agreement and the merger; and

•	the holders of all outstanding shares of Panamco’s Series C Preferred Stock shall have approved the Merger Agreement and the merger.

•	HSR Act. The waiting period under the Hart-Scott-Rodino Antitrust Improvements Act shall have expired or terminated;

•	Other Antitrust Filings: Any approvals or waiting periods required under the antitrust or foreign investment laws of Mexico shall have been obtained or shall have expired;

•	Governmental Consents. All other governmental consents or approvals required in connection with the merger shall have been obtained except where the failure to obtain the consents and approvals would not render any of the transactions contemplated by the Merger Agreement illegal;

•	No Order. No law, rule, regulation, executive order, decree, injunction, court decision or other order of a governmental entity shall prohibit the completion of the merger or shall exist that would have the effect of requiring either Coca-Cola FEMSA or Panamco to pay material amounts to one or more Panamco stockholders in connection with the merger, in excess of the merger consideration; and

•	No Proceeding Initiated by a Governmental Entity. No governmental entity shall have instituted an action or proceeding that seeks to enjoin, restrain or otherwise prohibit completion of the merger.

          Additional Conditions to the Obligation of Coca-Cola FEMSA to Complete the Merger

      The obligation of Coca-Cola FEMSA to complete the merger is also subject to the satisfaction or, if permitted by law, waiver of the following conditions:

•	Representations and Warranties. The representations and warranties of Panamco contained in the Merger Agreement shall be true and correct as of the date of the Merger Agreement and as of the closing of the merger, subject to materiality thresholds specified in the Merger Agreement (See “The Merger Agreement and the Stockholder Agreements — The Merger Agreement —Representations and Warranties — Representations and Warranties by Panamco” on page 70 for a discussion of the material adverse effect qualification);

•	Covenants. Panamco shall have complied in all material respects with all of its covenants and agreements under the Merger Agreement at or prior to the closing of the merger;

•	Governmental Consents. All material governmental consents or approvals required in connection with the merger shall have been obtained without any limitation, restriction or condition that has or would reasonably be expected to have a material adverse effect on Panamco;

•	Financing. Coca-Cola FEMSA’s lenders under the existing loan commitments shall have disbursed at least $2.05 billion; and

•	Bring-down of Investment Grade Ratings for the Combined Company. Coca-Cola FEMSA shall have received confirmation that its final foreign currency debt ratings following the effectiveness of the merger would be at least BBB- from Standard & Poor’s Rating Services and Baa3 from Moody’s Investor Ratings Service, with stable outlook in each case.

          Additional Conditions to the Obligation of Panamco to Complete the Merger

      The obligation of Panamco to complete the merger is also subject to the satisfaction or, if permitted by law, waiver of the following conditions:

•	Representations and Warranties. The representations and warranties of Coca-Cola FEMSA and Midtown Sub in the Merger Agreement shall be true and correct as of the date of the Merger Agreement and as of the closing of the merger, subject to materiality thresholds specified in the Merger Agreement; and

•	Covenants. Each of Coca-Cola FEMSA and Midtown Sub shall have complied in all material respects with its covenants under the Merger Agreement.

Termination

      The Merger Agreement may be terminated at any time prior to the closing of the merger:

•	by mutual written consent of Panamco and Coca-Cola FEMSA;

•	by either Coca-Cola FEMSA or Panamco if:

•	the merger has not been completed by September 18, 2003;

•	the Panamco stockholders do not approve the Merger Agreement and the merger at the special meeting; or

•	a legal prohibition against the merger becomes permanent and final.

•	by Panamco if:

•	Coca-Cola FEMSA materially breaches a covenant and the breach is not cured, or is not capable of being cured, within 30 days after written notice of such breach;

•	Panamco’s board accepts a superior proposal under the limited circumstances specified in the Merger Agreement and pays Coca-Cola FEMSA the termination fee described below under “ — Termination Fee”; or

•	the following conditions are all satisfied:

•	45 days have passed since the fifth consecutive business day on which all of the conditions to the completion of the merger have been satisfied except for the financing condition and the ratings condition described above under “ — Conditions to the Merger — Additional Conditions to the Obligation of Coca-Cola FEMSA to Complete the Merger”;

•	the failure of either of the financing condition or the ratings condition to be satisfied is not due to a breach by Panamco; and

•	the termination date is after April 21, 2003.

•	by Coca-Cola FEMSA if:

•	Panamco’s board withdraws or adversely modifies its approval or recommendation of the merger, fails to call the special meeting or fails to solicit proxies from its stockholders in connection with the special meeting;

•	Panamco fails to comply with its obligations to refrain from soliciting or taking other specified actions in connection with alternative acquisition proposals; or

•	Panamco is in material breach of any representation, warranty, covenant or agreement and the breach is not cured, or is not capable of being cured, within 30 days after written notice of such breach.

Termination Fee

          Payable by Panamco

      The Merger Agreement requires Panamco to pay Coca-Cola FEMSA a termination fee of $125,000,000, and reimburse up to $15,000,000 of expenses, in cash, if:

•	Panamco completes or enters into any agreement to complete an alternative acquisition proposal within 15 months after the Merger Agreement is terminated:

•	by any party following the failure to obtain the necessary approvals of Panamco stockholders as discussed above under “ — Conditions to the Merger — Conditions to Obligation of Each Party to Complete the Merger”; or

•	by Coca-Cola FEMSA following the withdrawal or adverse modification by the Panamco board of its approval or recommendation of the merger; or

•	by Coca-Cola FEMSA following a breach by Panamco of its obligations to refrain from soliciting or taking other specified actions in connection with alternative acquisition proposals.

•	The following conditions are both satisfied:

•	on or after December 22, 2002 and at or before termination of the Merger Agreement, an alternative acquisition proposal is made or the intention to make an alternative acquisition proposal is announced; and

•	Panamco completes or enters into an agreement to complete an alternative acquisition proposal within 15 months after the Merger Agreement is terminated:

•	by either party after September 18, 2003; or

•	by Coca-Cola FEMSA following a material breach by Panamco; or

•	Panamco terminates the Merger Agreement to accept a superior proposal.

      For purposes of the termination fee provisions, the scope of what constitutes an alternative acquisition proposal is narrowed by excluding proposals that do not relate to at least 25% of the assets or operations of Panamco or at least 35% of the equity or voting securities of Panamco.

          Payable by Coca-Cola FEMSA

      The Merger Agreement requires Coca-Cola FEMSA to pay Panamco a termination fee of $125,000,000, and reimburse up to $15,000,000 of expenses, in cash, if either of the following occurs:

•	The following conditions are all satisfied:

•	Coca-Cola FEMSA exercises its right to terminate the Merger Agreement in the event the merger has not been completed by September 18, 2003; and

•	at the time of this termination:

•	the financing condition and the ratings condition have not both been satisfied or waived;

•	the failure of these two conditions to have been satisfied is not due to a breach by Panamco; and

•	the only other closing condition that would not be satisfied or waived at such time is the requirement of delivery by Panamco of an officer’s certificate at the closing date; or

•	Panamco exercises its right to terminate the Merger Agreement in the event the following conditions are all satisfied:

•	45 days have passed since the fifth consecutive business day on which all of the conditions to the completion of the merger have been satisfied except for the financing condition and the ratings condition;

•	the failure of either of the financing condition or the ratings condition to be satisfied is not due to a breach by Panamco; and

•	the termination date is after April 21, 2003.

Amendments, Extensions and Waivers

      Coca-Cola FEMSA, Midtown Sub and Panamco may amend the Merger Agreement at any time. However, after Panamco’s stockholders have approved the merger and the Merger Agreement, the Merger Agreement may not be amended in any manner that requires approval by Panamco’s stockholders under applicable law.

      In addition, at any time prior to the effective time of the merger, and except to the extent prohibited by applicable law or Panamco’s organizational documents, each of Panamco or Coca-Cola FEMSA reserves the right to extend the time for the performance of any obligations, waive any inaccuracies in the representations and warranties of the other party or waive compliance by the other party with any of the agreements or conditions contained in the Merger Agreement.

The Stockholder Agreements

      The following is a summary of the material provisions of the stockholders agreements that Panamco and Coca-Cola FEMSA have entered into with The Coca-Cola Company and its subsidiaries and with the principal participants in the Voting Trust in connection with the Merger Agreement. This description is qualified in its entirety by reference to the stockholders agreements themselves, copies of which are attached as Annexes B and C to this document.

The Coca-Cola Company Stockholders Agreement

      In The Coca-Cola Company Stockholders Agreement, the subsidiaries of The Coca-Cola Company that hold Panamco stock make specified undertakings to support and facilitate the merger for the benefit of Panamco and Coca-Cola FEMSA. In consideration for these undertakings, Coca-Cola FEMSA makes undertakings for the benefit of The Coca-Cola Company and its subsidiaries, including limited indemnification obligations following the merger and undertakings to take specified actions and refrain from certain others to facilitate the ability of The Coca-Cola Company to obtain favorable tax treatment in connection with its subsidiaries’ receipt of the merger consideration. The Coca-Cola Company Stockholders Agreement also provides for the pre-merger exchange of shares of Panamco’s Class A Common Stock and Class B Common Stock held by subsidiaries of The Coca-Cola Company for newly issued shares of Panamco’s Series D Preferred Stock.

          Limitation on Transfer

      Except under certain limited circumstances, the subsidiaries of The Coca-Cola Company that hold shares of Panamco’s Class A Common Stock and Class B Common Stock and shares of Panamco’s Series C Preferred Stock have agreed not to transfer any such stock except to The Coca-Cola Company or its subsidiaries that agree to be bound by The Coca-Cola Company Stockholders Agreement.

          No Solicitation

      These subsidiaries of The Coca-Cola Company have also agreed that neither they nor The Coca-Cola Company will solicit, initiate or knowingly encourage any inquiries or proposals from, knowingly discuss or knowingly negotiate with, or knowingly provide any non-public information to, any person relating to an alternative acquisition proposal for Panamco. However, this restriction does not apply to discussions regarding any territorial reconfiguration of The Coca-Cola Company bottling system in Latin America proposed to be completed after the merger, as described under “Special Factors — Arrangements with The Coca-Cola Company” on page 51. In addition, this undertaking does not prohibit furnishing information to, or participating in negotiations or discussions with, any person regarding a superior proposal to the extent consistent with action of the Panamco board taken in accordance with the Merger Agreement.

          Voting

      These subsidiaries of The Coca-Cola Company have also agreed to vote all of their Panamco stock in favor of the Merger Agreement and the merger and in favor of allowing holders of shares of Panamco’s Class A Common Stock to vote on the merger. The obligation of these subsidiaries of The Coca-Cola Company to vote their shares of Panamco’s Series C Preferred Stock in favor of the merger is subject to the approval of the Merger Agreement and merger by a majority of the holders of shares of Panamco’s Class A Common Stock present or represented by proxy at the meeting who, in accordance with the Merger Agreement, are not disqualified holders (for this purpose, disqualified holders means The Coca-Cola

Company and its subsidiaries, Venbottling Holdings, Inc. and its subsidiaries, the officers and directors of Panamco and any other holder whom the secretary of Panamco (or other officer or agent authorized to tabulate shares) is advised beneficially owns shares of Panamco’s Class B Common Stock).

      These subsidiaries of The Coca-Cola Company have also agreed to vote all of their Panamco stock against alternative acquisition proposals.

          Cooperation

      These subsidiaries of The Coca-Cola Company have also agreed that they will, and will cause The Coca-Cola Company and its other subsidiaries to:

•	use reasonable efforts to promptly provide accurate information required in connection with regulatory filings and approvals in connection with the merger and the Merger Agreement;

•	use reasonable efforts to promptly make all filings and applications reasonably required by a governmental entity in connection with the merger and the Merger Agreement; and

•	provide all necessary consents, authorizations and approvals under their bottling and distribution agreements with Panamco in connection with the merger so long as none of the Merger Agreement, The Coca-Cola Company Stockholders Agreement or any of the transactions contemplated by either such agreement is amended or modified without The Coca-Cola Company’s consent.

          Exchange for Panamco’s Series D Preferred Stock

      The Coca-Cola Company Stockholders Agreement provides for the exchange by these subsidiaries of The Coca-Cola Company of all of their shares of Panamco’s Class A Common Stock and Class B Common Stock for newly issued shares of Panamco’s Series D Preferred Stock at a one-for-one ratio. The exchange will take place immediately prior to the effective time of the merger.

      Shares of Panamco’s Series D Preferred Stock will, in general, have the same rights and privileges as shares of Panamco’s Class A Common Stock, except that in the event of a liquidation, dissolution or winding up of Panamco, the holders of shares of Panamco’s Series D Preferred Stock would be entitled to receive a liquidation preference in an amount equal to $0.00001 per share.

      At the effective time of the merger, all shares of Panamco’s Series C Preferred Stock and Series D Preferred Stock (representing the shares of Panamco’s Class A Common Stock and Class B Common Stock exchanged as set forth above) held by these subsidiaries of The Coca-Cola Company will convert into one or more promissory notes that, in the aggregate, will entitle the holders thereof (restricted to The Coca-Cola Company and its designated affiliates) to subscribe to and be issued 304,045,678 Series D shares of Coca-Cola FEMSA.

          Representations and Warranties by Subsidiaries of The Coca-Cola Company

      The Coca-Cola Company Stockholders Agreement contains representations and warranties by each of these subsidiaries of The Coca-Cola Company with respect to the following matters:

•	its corporate power and authority to execute and deliver The Coca-Cola Company Stockholders Agreement and perform its obligations thereunder;

•	its execution and delivery of The Coca-Cola Company Stockholders Agreement;

•	the legal, valid and binding nature of The Coca-Cola Company Stockholders Agreement on such subsidiary;

•	its ownership of Panamco shares;

•	that the execution and delivery of The Coca-Cola Company Stockholders Agreement by such stockholder does not, and the performance of such agreement by such subsidiary will not:

•	conflict with, result in any violation of, require any consent under or constitute a default under certain agreements or arrangements to which such subsidiary is a party or by which such subsidiary or any of its properties is bound;

•	violate any judgment, order, injunction, decree or award of any governmental entity that is binding on such subsidiary or any of its properties; or

•	constitute a violation by such subsidiary of any law.

•	its status as an “accredited investor” under the United States Securities Act of 1933 and other matters relating to assuring the exemption from the registration requirements of the Securities Act of the exchange of shares of Panamco’s Class A Common Stock and Class B Common Stock for shares of Panamco’s Series D Preferred Stock immediately prior to the merger and the conversion of Panamco’s Series C Preferred Stock and Series D Preferred Stock into Coca-Cola FEMSA Series D shares in connection with the merger.

          Representations and Warranties by Coca-Cola FEMSA and Midtown Sub

      The Coca-Cola Company Stockholders Agreement contains representations and warranties by Coca-Cola FEMSA on behalf of itself and Midtown Sub with respect to the following matters:

•	the corporate power and authority of each to execute and deliver The Coca-Cola Company Stockholders Agreement and the Merger Agreement and perform its obligations under The Coca-Cola Company Stockholders Agreement and the Merger Agreement;

•	the execution and delivery by each of The Coca-Cola Company Stockholders Agreement and the Merger Agreement;

•	the valid and binding nature of The Coca-Cola Company Stockholders Agreement and the Merger Agreement on each of Coca-Cola FEMSA and Midtown Sub;

•	that the execution and delivery of The Coca-Cola Company Stockholders Agreement and the Merger Agreement by each of Coca-Cola FEMSA and Midtown Sub does not, and the performance of The Coca-Cola Company Stockholders Agreement and the Merger Agreement by Coca-Cola FEMSA and Midtown Sub will not:

•	conflict with, result in any violation of, require any consent under or constitute a default under certain agreements or arrangements to which either of Coca-Cola FEMSA or Midtown Sub is a party or by which either of Coca-Cola FEMSA or Midtown Sub or any of their respective properties is bound;

•	violate any judgment, order, injunction, decree or award of any governmental entity that is binding on either of Coca-Cola FEMSA or Midtown Sub or any of their respective properties; or

•	constitute a violation by either of Coca-Cola FEMSA or Midtown Sub of any law.

•	Coca-Cola FEMSA’s capitalization; and

•	the due authorization, valid issuance, non-assessability and certain other matters with respect to Coca-Cola FEMSA’s Series D shares to be issued in exchange for the promissory notes issued in the merger upon conversion of shares of Panamco’s Series C Preferred Stock and Series D Preferred Stock.

          Representations and Warranties by Panamco

      The Coca-Cola Company Stockholders Agreement contains representations and warranties by Panamco with respect to the following matters:

•	its corporate power and authority to execute and deliver The Coca-Cola Company Stockholders Agreement and perform its obligations thereunder;

•	its execution and delivery of The Coca-Cola Company Stockholders Agreement;

•	the legal, valid and binding nature of The Coca-Cola Company Stockholders Agreement on Panamco;

•	that the execution and delivery of The Coca-Cola Company Stockholders Agreement by Panamco does not, and the performance of The Coca-Cola Company Stockholders Agreement by Panamco will not:

•	conflict with, result in any violation of, require any consent under or constitute a default under certain agreements or arrangements to which Panamco is a party or by which any of its properties is bound;

•	violate any judgment, order, injunction, decree or award of any governmental entity that is binding on Panamco or any of its properties; or

•	constitute a violation by Panamco of any law.

•	the absence of conflict with, violation of or consents required in connection with The Coca-Cola Company Stockholders Agreement under the Amended and Restated Investment Agreement, dated as of November 1, 1995, among Panamco, The Coca-Cola Company and The Coca-Cola Export Corporation; and

•	the due authorization, valid issuance, non-assessability, absence of preemptive rights and certain other matters with respect to Panamco’s Series D Preferred Stock.

          Termination

      The Coca-Cola Stockholders Agreement terminates on the earliest to occur of the following events:

•	the acquisition by Coca-Cola FEMSA of the Panamco shares currently held by subsidiaries of The Coca-Cola Company;

•	the effective time of the merger;

•	the termination of the Merger Agreement;

•	the Panamco board’s withdrawal or adverse modification of its approval or recommendation of the merger or the Merger Agreement; and

•	the time at which the Merger Agreement is no longer in effect in accordance with its terms as of December 22, 2002.

          Business Indemnification

      After the effective time of the merger, Coca-Cola FEMSA will indemnify The Coca-Cola Company, its subsidiaries and each of their officers, directors, employees, agents and other representatives for losses up to $673,765,224 arising out of, or based upon, the following matters:

•	material misstatements or omissions in Coca-Cola FEMSA’s filings with the Securities and Exchange Commission between January 1, 2000 and December 22, 2002;

•	the following circumstances, subject to exceptions specified in The Coca-Cola Company Stockholders Agreement, concerning Coca-Cola FEMSA’s financial statements filed with the Securities and Exchange Commission between January 1, 2002 and December 22, 2002:

•	material noncompliance as to form with applicable Securities and Exchange Commission rules and regulations;

•	failure to conform to generally accepted accounting principles in Mexico; or

•	failure to present fairly the consolidated financial position of Coca-Cola FEMSA and its consolidated subsidiaries and their consolidated results of operations and cash flows; or

•	material undisclosed liabilities.

      However, Coca-Cola FEMSA has no indemnity obligations relating to:

•	decreases in the value of the shares of Coca-Cola FEMSA currently held by a subsidiary of The Coca-Cola Company;

•	claims asserted more than two years after the merger; or

•	matters in the minutes of the meetings of Coca-Cola FEMSA’s board before December 22, 2002.

          Indemnification Regarding the Merger

      After the effective time of the merger, Coca-Cola FEMSA will indemnify The Coca-Cola Company, its subsidiaries and each of their officers, directors, employees, agents and other representatives for losses incurred as a result of a proceeding before a court, arbitrator or other governmental entity arising out of, or based upon, the following:

•	breaches of fiduciary duty by Panamco’s board or Coca-Cola FEMSA’s board in connection with the merger; or

•	material misstatements or omissions in this proxy statement.

      However, Coca-Cola FEMSA is not responsible for indemnifying The Coca-Cola Company against losses in the value of any Coca-Cola FEMSA stock owned by an indemnified party.

          Tax Treatment of the Transaction

      Coca-Cola FEMSA and FEMSA have undertaken to take specified actions and refrain from certain others, unless The Coca-Cola Company otherwise agrees, to facilitate the ability of The Coca-Cola Company to receive favorable tax treatment under Section 351 of the Internal Revenue Code. These actions include:

•	Coca-Cola FEMSA’s organizational documents will allow holders of its Series L shares to elect two directors;

•	FEMSA will have its subsidiary, Bebidas, which currently owns all outstanding Series A shares of Coca-Cola FEMSA, satisfy the $260 million equity financing commitment to Coca-Cola FEMSA made by FEMSA in connection with the merger;

•	FEMSA will impose specified restrictions on the disposition of the Series A shares of Coca-Cola FEMSA held by Bebidas;

•	Coca-Cola FEMSA will impose specified restrictions on the disposition of shares of Panamco after the merger;

•	Coca-Cola FEMSA will impose specified restrictions on the disposition of all or substantially all of the assets of Panamco after the merger; and

•	Coca-Cola FEMSA will refrain from issuing equity securities to the extent such issuances would cause subsidiaries of FEMSA and The Coca-Cola Company to cease to control Coca-Cola FEMSA following completion of the merger.

          Payment by Coca-Cola FEMSA

      The Coca-Cola Company Stockholders Agreement requires all payments by Coca-Cola FEMSA to The Coca-Cola Company and its subsidiaries pursuant to the indemnity sections and pursuant to any breach of the tax undertakings under The Coca-Cola Company Stockholders Agreement to be increased so as not to dilute the economic interest in Coca-Cola FEMSA represented by the equity interests in Coca-Cola FEMSA beneficially owned by The Coca-Cola Company.

          Expenses

      Coca-Cola FEMSA has agreed to reimburse The Coca-Cola Company and its subsidiaries for their costs and expenses in connection with The Coca-Cola Company Stockholders Agreement and the transactions contemplated thereby to the extent approved in the future by the audit committee of the board of Coca-Cola FEMSA.

          Amendment

      The Coca-Cola Company Stockholders Agreement may be amended by written agreement of each of the parties thereto.

The Voting Trust Stockholder Agreement

      In the Voting Trust Stockholder Agreement, the principal participants in the Voting Trust, whose trust certificates represent in excess of 70% of the voting power of Panamco’s Class B Common Stock held by the Voting Trust, make undertakings to support the merger for the benefit of Panamco and Coca-Cola FEMSA. These principal participants include Wade T. Mitchell, who is a member of the board of Panamco, and two entities affiliated with Mr. Woods W. Staton, the chairman of the board of Panamco. The trust certificates held by the parties to the Voting Trust Stockholder Agreement represent an aggregate of approximately 3.79 million shares of Panamco’s Class B Common Stock, or approximately 44% of the outstanding shares of Panamco’s Class B Common Stock.

          Limitation on Transfer

      The principal Voting Trust participants have agreed not to transfer, and to cause their affiliates not to transfer, any of their trust interests except to certain permitted transferees under the Voting Trust who agree to be bound by the terms of the Voting Trust Stockholder Agreement. The principal Voting Trust participants have also agreed not to withdraw, and to cause their affiliates not to withdraw, any of their shares of Panamco’s Class B Common Stock from the Voting Trust.

          No Solicitation

      The principal Voting Trust participants have agreed on behalf of themselves and their affiliates, not to solicit, initiate or encourage any inquiries or proposals from, discuss or negotiate with or provide any non-public information to any person relating to an alternative acquisition proposal for Panamco. However, the principal Voting Trust participants may, with notice to Coca-Cola FEMSA, furnish information to, or participate in negotiations or discussions with, any person regarding a superior proposal to the extent consistent with action of the Panamco board taken in accordance with the Merger Agreement.

      The principal Voting Trust participants have also agreed, on their own behalf and on behalf of their affiliates, to refrain from issuing press releases or public statements regarding Coca-Cola FEMSA, Midtown Sub, the Voting Trust Stockholder Agreement, the Merger Agreement or the transactions they contemplate without the consent of Coca-Cola FEMSA and Panamco.

          Voting

      The trustees of the Voting Trust have discretionary power to vote the shares of Panamco’s Class B Common Stock held by the Voting Trust, except in connection with certain transactions, including mergers, consolidations or reorganizations or the sale of Panamco, referred to as Pass-Through Matters. In connection with the Merger Agreement and the transactions contemplated thereby, the trustees of the Voting Trust must vote the shares of Panamco’s Class B Common Stock represented by Voting Trust certificates in the manner instructed by the holder of such certificate. As such, in the Voting Trust Stockholder Agreement, the principal Voting Trust participants have agreed to instruct the trustees of the Voting Trust to vote all the shares of Panamco’s Class B Common Stock represented by their respective Voting Trust certificates:

•	in favor of the Merger Agreement and the merger; and

•	in favor of allowing holders of Panamco’s Class A Common Stock to vote on the Merger Agreement and the merger.

In addition, to the extent that such proposals are Pass-Through Matters, the principal Voting Trust participants have also agreed to instruct the trustees of the Voting Trust to vote all the shares of Panamco’s Class B Common Stock represented by their respective Voting Trust certificates:

•	against alternative acquisition proposals with respect to Panamco; and

•	against any actions that would reasonably be expected to interfere with the transactions contemplated by the Merger Agreement or the Voting Trust Stockholder Agreement or that would be reasonably expected to result in a material breach of the Merger Agreement by Panamco.

      The principal Voting Trust participants have also agreed to oppose any amendments to the agreement governing the Voting Trust that would reasonably be expected to frustrate the merger, the Merger Agreement, the Voting Trust Stockholder Agreement or the amendment to the Voting Trust described below, or prevent, impede or delay the merger. The principal Voting Trust participants have also agreed to oppose proposals to do any of the following:

•	remove any of the current trustees of the Voting Trust;

•	increase the number of trustees of the Voting Trust; or

•	terminate the Voting Trust.

          Cooperation

      The principal Voting Trust participants and, to the extent permitted under the agreement governing the Voting Trust, the Voting Trust has also agreed to:

•	use all reasonable efforts to cooperate with Panamco in connection with the transactions contemplated by the Voting Trust Stockholder Agreement; and

•	take such reasonable actions as are necessary or customary and appropriate to complete such transactions.

          Amendment to the Voting Trust Agreement

      The Voting Trust also represents and warrants that an amendment to the agreement governing the Voting Trust has been adopted as of December 22, 2002. This amendment provides that:

•	the amendment and the Voting Trust Stockholder Agreement do not conflict with, result in any violation of, require any consent under, constitute a default, give rise to any right of first refusal or trigger any transfer restriction under the agreement governing the Voting Trust;

•	the completion of the merger will not constitute a transfer of any trust certificate or give rise to any right of first refusal;

•	until the Voting Trust Stockholder Agreement is terminated, the trustees of the Voting Trust will vote all of the Voting Trust’s shares of Panamco’s Class B Common Stock against, and refuse to consent to, the following (to the extent that the matters in question are not Pass-Through Matters):

•	alternative acquisition proposals for Panamco;

•	actions that would reasonably be expected to interfere with the transactions contemplated by the Merger Agreement or the Voting Trust Stockholder Agreement; and

•	actions that would reasonably be expected to result in a material breach of the Merger Agreement by Panamco; and

•	until the Voting Trust Stockholder Agreement is terminated, the amendment will remain in force without modification unless Panamco, Coca-Cola FEMSA and Midtown Sub otherwise consent.

          Termination

      The Voting Trust Stockholder Agreement terminates on the earliest to occur of the following:

•	the effective time of the merger; and

•	the termination of the Merger Agreement.

          Amendment

      The Voting Trust Stockholder Agreement may be amended by written agreement of each of the parties thereto.

INFORMATION CONCERNING PANAMCO, COCA-COLA FEMSA,

FEMSA AND THE COCA-COLA COMPANY

Panamco

      The business address of Panamco is 701 Waterford Way, Suite 800, Miami, FL 33126, and the telephone number is (305) 929-0800.

      The following sets forth the business and background of each executive officer and director of Panamco. The current business address of each such person is c/o Panamerican Beverages, Inc., 701 Waterford Way, Suite 800, Miami, FL 33126 and the business telephone number of such person is (305) 929-0800. The beneficial ownership by each of the persons listed below of shares of Panamco stock is described under “Security Ownership of Certain Beneficial Owners” on page 102. Luiz F. Furlan resigned as director of Panamco effective December 31, 2002 after accepting a position as Minister of Development, Industry and Foreign Trade of Brazil.

      Felipe Alvira was elected Executive Vice President-Colombia and President Panamco Colombia in January 2003. Mr. Alvira joined Panamco in 1996 as marketing director for Panamco Colombia, and became the regional director of the central zone for Panamco Colombia. From 1998 to 2000, Mr. Alvira served as the Vice President, Operations for Panamco Colombia and from 2000 to 2002, he served as the Executive Vice President of Panamco Colombia. Mr. Alvira is a citizen of Colombia.

      Gustavo A. Cisneros was elected a director of Panamco in June 1997. Mr. Cisneros is Chairman and Chief Executive Officer of the Cisneros Group of Companies, an organization that includes more than 50 companies in Latin America, Europe and the United States. Mr. Cisneros is a founding member of the International Advisory Board of the Council on Foreign Relations in New York, a former director of the International Advisory Committee of The Chase Manhattan Bank and a director of the Chairman’s Council of the Americas Society as well as a member of the International Advisory Council of the United States Information Agency, the Board of Overseers of the International Center for Economic Growth, the International Advisory Board of Power Corporation of Canada and the International Advisory Board of Gulfstream Aerospace Corporation. Mr. Cisneros sits on the Board of Directors of Georgetown University, the International Advisory Board of Columbia University, America Online Latin America, Evenflo Co., Inc., Univision Communications, Inc., and is a Trustee of The Rockefeller University in New York. Mr. Cisneros is the cousin of Oswaldo J. Cisneros. Mr. Cisneros is a citizen of Venezuela.

      Oswaldo J. Cisneros was elected a director of Panamco in June 1997. Until late 2000, he was President of Telcel Cellular, C.A., the largest private cellular communications company in Venezuela, a company that he founded in partnership with Bellsouth International. He was the Chairman of Panamco Venezuela until May 1997. Mr. Cisneros is President and owner of Central Azucarero Portguesa, a modern and productive sugar mill, President of Puerto Viejo Marina & Yacht Club and Director of Produvisa (Glass Manufacturing Co.). Mr. Cisneros is the cousin of Gustavo A. Cisneros. Mr. Cisneros is a citizen of Venezuela.

      José Antonio de Echavarri was elected President of Panamco-Venezuela in October 2002. From April 2002 to September 2002, Mr. de Echavarri was Operations Vice President (General Director) of Panamco Bajío S.A. de C.V. Mr. de Echavarri served as Operations Vice President of Gulf Zone Panamco Golfo S.A. de C.V. from January 1999 to March 2002 and Operations Vice President of Panamco México Administración S.A. from May 1997 to December 1998. Mr. de Echavarri is a citizen of Mexico.

      Gary P. Fayard was elected a director of Panamco in February 2001. Since December 1999, Mr. Fayard has been Senior Vice-President and Chief Financial Officer of The Coca-Cola Company. Mr. Fayard joined The Coca-Cola Company in April 1994. In July 1994, he was elected Vice-President and Controller. Prior to joining The Coca-Cola Company, Mr. Fayard was a partner with Ernst & Young LLP. Mr. Fayard has served as an alternate director of Coca-Cola FEMSA since 2000 and was designated by The Coca-Cola Company. Mr. Fayard is a citizen of the United States of America.

      Annette Franqui was elected Chief Financial Officer of Panamco in October 2002. Ms. Franqui joined Panamco as Vice President of Corporate Finance in April 2001. Prior to joining Panamco, Ms. Franqui spent close to ten years at JPMorgan Chase, where she was most recently the Managing Director in charge of Latin America Research, Sales and Trading. Earlier in her career at JPMorgan, Ms. Franqui was an Institutional Investor-ranked Latin American research analyst, covering food and beverage stocks and part of JPMorgan Chase’s Latin American Mergers and Acquisitions team. Ms. Franqui also spent five years at Goldman, Sachs & Company, primarily in their London Corporate Finance Group. Ms. Franqui is a citizen of the United States of America.

      Carlos Hernández was elected Secretary of Panamco in November 1993 and Vice President, General Counsel of Panamco in January 1994. From 1992 to October 1993, he was an associate at the law firm Fried, Frank, Harris, Shriver & Jacobson in New York City. Mr. Hernández is a citizen of Mexico.

      Craig D. Jung was elected Chief Executive Officer of Panamco in September, 2002. Mr. Jung joined Panamco as President and Chief Operating Officer in March 2002. From October 2000 to joining Panamco, Mr. Jung was the Chief Executive Officer of eOriginal, Inc., an e-commerce company. From July 1997 to October 1999, he served as the Chief Operating Officer of the Pepsi Bottling Group. From October 1996 to June 1997, Mr. Jung was the General Manager of South America and the Caribbean for the Pepsi-Cola Company. Mr. Jung also serves on the Board of Directors of J.M. Huber Corporation. Mr. Jung is a citizen of the United States of America.

      Wade T. Mitchell was first elected a director of Panamco in June 1986. Mr. Mitchell is retired. Prior to January 1994, he was an Executive Vice President of SunTrust Bank in Atlanta, Georgia, for more than five years. Mr. Mitchell is a citizen of the United States of America.

      Rubén Pietropaolo was elected Vice President-NOLAD Operations and President of Panamco NOLAD in February 2002. From March 1998 to January 2001, Mr. Pietropaolo served as a division head with Citibank in corporate banking Latin America and then in Global Consumer Banking in Central Asia Pacific. From May 1995 to February 1998, Mr. Pietropaolo was an executive officer of Panamco where he was promoted from the President of Panamco Colombia to President of Panamco’s Andean division. Mr. Pietropaolo also has 15 years experience in a number of officer’s positions with PepsiCo International. Mr. Pietropaolo is a citizen of Argentina.

      James J. Postl was elected a director of Panamco in July 2000. Mr. Postl served as President and Chief Executive Officer of Pennzoil-Quaker State Company until October 1, 2002. Mr. Postl joined Pennzoil-Quaker State Company in October 1998 as President and Chief Operating Officer. He was elected to his current position in May 2000. Prior to joining Pennzoil-Quaker State Company, Mr. Postl served as President of Nabisco Biscuit Company from 1996 to 1998. Prior to joining Nabisco, Mr. Postl held a variety management positions with PepsiCo, Inc. over a 19-year period. Mr. Postl is a citizen of Canada.

      Paulo J. Sacchi has been with Panamco for over ten years. He was appointed Vice President-Brazilian Operations and President of Panamco Brazil in March 2002. From 1998 to March 2002, he was Panamco’s Chief Financial Officer. He previously served as Vice-President-Operations of Panamco Brazil, and prior to that as Vice President-Strategic Planning and Vice President-Operations. Mr. Sacchi is a citizen of Brazil.

      Henry A. Schimberg was elected a director of Panamco in May 2000. Until the end of 1999, Mr. Schimberg served as President and Chief Executive Officer of Coca-Cola Enterprises Inc. Mr. Schimberg served as President and a director of Coca-Cola Enterprises Inc. since December 1991. He served as Chief Operating Officer from December 1991 until April 1998, when he became Chief Executive Officer. Mr. Schimberg has served on the board of Coca-Cola Enterprises as well as the boards of numerous state soft drink associations and the Canada-United States Fulbright program. Mr. Schimberg serves on the boards of directors of Coca-Cola Amatil Limited and Coca-Cola HBC S.A. Mr. Schimberg is a citizen of the United States of America.

      Houston Staton Welten was elected a director of Panamco in 1997. For more than four years prior to April 1997, he served on the Advisory Board of Panamco. He has been a director of 3 Points Technology, Inc.

since May 1996. From 1992 through September 1995, Mr. Staton was an owner-operator of McDonald’s in Caracas, Venezuela. He is the brother of Woods W. Staton Welten. Mr. Staton is a citizen of Colombia.

      Woods W. Staton Welten is Chairman of the Panamco board. He was first elected a director of Panamco in 1982. Mr. Staton Welten was the Vice President of Marketing for Panamco Colombia from 1980 to 1982 and has been the President of Arcos Dorados S.A., the Argentinean joint venture of McDonald’s Corporation, since 1984. He is the brother of Houston Staton Welten. Mr. Staton is a citizen of Colombia.

Coca-Cola FEMSA

      The business address of Coca-Cola FEMSA is Guillermo González Camarena No. 600, Centro de Ciudad Santa Fé, 01210 Mexico, D.F., Mexico and the telephone number of Coca-Cola FEMSA is +52 55 5081 5100.

      The following sets forth the business and background of each executive officer and director of Coca-Cola FEMSA, S.A. de C.V. The business address of each such person is c/o Coca-Cola FEMSA, S.A. de C.V., Guillermo González Camarena No. 600, Centro de Ciudad Santa Fé, 01210 Mexico, D.F., Mexico, and the business telephone number of such person is +52 55 5081 5100. To the knowledge of Panamco, none of the persons listed below nor any of their associates beneficially own any shares of Panamco stock unless otherwise set forth below.

      Carlos E. Aldrete Ancira has served as Secretary of the Board of Directors of Coca-Cola FEMSA since 1993. Mr. Aldrete is also General Counsel in FEMSA, a position to which he was appointed in 1996. Mr. Aldrete has extensive experience in international business and financial transactions, debt and corporate restructurings and expertise in securities and private mergers and acquisitions law. Mr. Aldrete is Alternate Secretary of the Board of Directors of FEMSA and Secretary of the Board of Directors of all of FEMSA’s subholding companies. Mr. Aldrete is a citizen of Mexico.

      Herbert A. Allen, III has served as a director of Coca-Cola FEMSA since 2000. Mr. Allen is President of Allen & Company LLC, a privately held investment-banking firm. Mr. Allen also served as Investment Manager and Managing Director at Allen & Company Incorporated. Allen & Company LLC is the successor entity to Allen & Company Incorporated. Mr. Allen is a citizen of the United States of America.

      Alejandro Bailleres Gual has served as an alternate director of Coca-Cola FEMSA since 2002. Since 2001, Mr. Bailleres Gual is the General Director of Medical Expenses and Casualties at Grupo Nacional Provincial. Since 1997, Mr. Bailleres Gual has also been a director in Grupo Nacional Provincial, Técnica Administrativa Bal, Grupo Palacio de Hierro, Industrias Peñoles, Valmex Casa de Bolsa, Profuturo GNP and GNP Pensiones. Mr. Bailleres Gual is a citizen of Mexico.

      Juan Carlos Braniff Hierro has served as a director of Coca-Cola FEMSA since 1993. Mr. Braniff Hierro is Vice Chairman of the Board of Directors of Grupo Financiero BBVA Bancomer, S.A. de C.V. Mr. Braniff Hierro also serves as a director of El Paso Energy Corp., Maizoro, S.A. de C.V. and FEMSA. Mr. Braniff Hierro has extensive experience in financial services such as capital and patrimonial investments, mortgage banking, commercial banking, international banking, e-banking, insurance and annuities. Mr. Braniff Hierro is a citizen of Mexico.

      José Fernando Calderón Rojas has served as an alternate director of Coca-Cola FEMSA since 2002. Mr. Calderón Rojas has been Executive Vice-President of Servicios Administrativos de Monterrey, S.A. de C.V. since 1989. Mr. Calderón Rojas is a citizen of Mexico.

      Eulalio Cerda Delgadillo has served as Coca-Cola FEMSA’s Vice-President of Human Resources since 2000. Mr. Cerda Delgadillo joined Cervecería Cuauhtémoc Moctezuma in September 1981 as a New Projects Executive. From 1982 to 1988, Mr. Cerda Delgadillo served in the Marketing Department, and from 1988 to 1996, Mr. Cerda Delgadillo worked in several departments including Maintenance, Packaging, Bottling, Human Resources, Technical Development and Projects. Mr. Cerda Delgadillo is a citizen of Mexico.

      Guillermo Chávez Eckstein has served as an alternate director of Coca-Cola FEMSA since 1996. Since 2002, Mr. Chávez Eckstein is Executive Vice-President of Banco Internacional, S.A. From 1996 to 2001, Mr. Chávez Eckstein held several executive positions at Bancomer, S.A. Mr. Chávez Eckstein is a citizen of Mexico.

      Lawrence Cowart has served as an alternate director of Coca-Cola FEMSA since 2002 and was designated by The Coca-Cola Company. Mr. Cowart is a retired consultant to The Coca-Cola Company. During the last 40 years, Mr. Cowart held several executive positions within The Coca-Cola Company. Certain subsidiaries of The Coca-Cola Company are stockholders of Panamco. See “Special Factors — Arrangements with The Coca-Cola Company — Existing Stockholder and Governance Arrangements” on page 53. Mr. Cowart is a citizen of the United States of America.

      Alejandro Javier Duncan Ancira was appointed as Coca-Cola FEMSA’s Technology Director in June 2002. Mr. Duncan Ancira joined FEMSA in 1980, taking several responsibilities in different production and manufacturing departments. From January to August 1997, Mr. Duncan Ancira served as Plant Manager in the Valley of Mexico Territory, and in September 1997, Mr. Duncan Ancira was transferred to Buenos Aires, where he served as Manufacturing Director. In 1998, Mr. Duncan Ancira returned to Mexico and was appointed Infrastructure Planning Director. Mr. Duncan Ancira is a citizen of Mexico.

      Jeffrey T. Dunn has served as a director of Coca-Cola FEMSA since 2001 and was designated by The Coca-Cola Company. Mr. Dunn is also Executive Vice President of The Coca-Cola Company and President and Chief Operating Officer, North America. Mr. Dunn joined The Coca-Cola Company in 1981. From 1985 to 1990, Mr. Dunn served in various positions in Coca-Cola USA Fountain. In 1990, Mr. Dunn was named Vice President, Presence Marketing, Coca-Cola USA. In 1994, Mr. Dunn rejoined Coca-Cola USA Fountain as Vice President, Marketing and in May 1996, was named Vice President, Field Sales and Marketing. Mr. Dunn was named Vice President and General Manager, Coca-Cola USA Fountain in February 1998, and Senior Vice President, Coca-Cola USA Fountain in June 1998. In January 2000, Mr. Dunn was appointed Senior Vice President of The Coca-Cola North America Marketing Division. Mr. Dunn was elected Senior Vice President of The Coca-Cola Company and President of the North America Group in October 2000. In March 2001, Mr. Dunn was named head of the newly-created Americas strategic business unit of The Coca-Cola Company which included both North America and Latin America. He was elected Executive Vice President of The Coca-Cola Company in April 2001. In April 2002, Mr. Dunn transitioned his Latin American responsibilities and assumed responsibility for Minute Maid North America, in connection with the formation of the North America strategic business unit he now leads. Certain subsidiaries of The Coca-Cola Company are stockholders of Panamco. See “Special Factors — Arrangements with The Coca-Cola Company — Existing Stockholder and Governance Arrangements” on page 53. Mr. Dunn is a citizen of the United States of America.

      Gerardo Estrada Attolini has served as an alternate director of Coca-Cola FEMSA since 2001. Mr. Estrada Attolini is Administrative Director of Femsa Cerveza, S.A. de C.V. From 2000 to 2001, Mr. Estrada Attolini was Finance Director of Femsa Servicios, S.A. de C.V. and from 1994 to 2001 he held the same position at Grupo Financiero Bancomer, S.A. de C.V. Mr. Estrada Attolini is a citizen of Mexico.

      Arturo Estrada Treanor has served as an alternate director of Coca-Cola FEMSA since 2002. Mr. Estrada Treanor also serves as member of the Board of Directors of BBVA Bancomer, S.A. Mr. Estrada Treanor has been an advisor to the office of the President of BBVA Bancomer, S.A. and Director of the Corporate Banking division of BBVA Bancomer, S.A. Mr. Estrada Treanor is a citizen of Mexico.

      Gary Fayard has served as an alternate director of Coca-Cola FEMSA since 2000 and was designated by The Coca-Cola Company. Since December 1999, Mr. Fayard has been Senior Vice-President and Chief Financial Officer of The Coca-Cola Company. Mr. Fayard joined The Coca-Cola Company in April 1994 and was elected Vice-President and Controller of The Coca-Cola Company in July 1994. Prior to joining The Coca-Cola Company, Mr. Fayard was a partner with Ernst & Young LLP. Certain subsidiaries of The Coca-Cola Company are stockholders of Panamco. See “Special Factors — Arrangements with The Coca-Cola Company — Existing Stockholder and Governance Arrangements” on page 53. Mr. Fayard currently holds options to purchase 7,991 shares of Panamco’s Class A Common Stock. See “Security

Ownership of Certain Beneficial Owners” on page 106. Mr. Fayard is a citizen of the United States of America.

      Francisco J. Fernández Carbajal has served as an alternate director of Coca-Cola FEMSA since 1998. Mr. Fernández Carbajal also served as full member of the Board of Directors of Coca-Cola FEMSA. Mr. Fernández Carbajal has also been Executive Vice-President of Finance and Executive Vice-President at Grupo Financiero Bancomer, S.A. de C.V. (currently Grupo Financiero BBVA Bancomer, S.A. de C.V.) and Executive Vice-President of Corporate Development for Grupo Financiero BBVA Bancomer, S.A. de C.V. Mr. Fernández Carbajal is a citizen of Mexico.

      José Antonio Fernández Carbajal has served as a director of Coca-Cola FEMSA since 1993. Mr. Fernández Carbajal has been Chief Executive Officer of FEMSA since 1995 and also serves as Chairman of the Board of FEMSA and Coca-Cola FEMSA, Vice-Chairman of the Board of Instituto Tecnológico y de Estudios Superiores de Monterrey (“ITESM”), and as a director of Grupo Financiero BBVA Bancomer, S.A. de C.V., Grupo Industrial Bimbo, S.A. de C.V., Grupo Industrial Saltillo, S.A. de C.V. and Industrias Peñoles, S.A. de C.V. Mr. Fernández Carbajal has also been director of FEMSA Cerveza’s Commercial Division and Oxxo Retail Chain. Mr. Fernández Carbajal joined FEMSA in 1987 in the strategic planning department and has been involved in many managerial and operational aspects of FEMSA’s businesses. Mr. Fernández Carbajal is a citizen of Mexico.

      Alfonso Garza Garza has served as a director of Coca-Cola FEMSA since 1996. Mr. Garza Garza is General Director of Grafo Regia, S.A. de C.V. Mr. Garza Garza also serves as an alternate director of FEMSA and Cervecería Cuauhtémoc Moctezuma, S.A. de C.V., and is a director of the Hospital San José, CAINTRA N.L., COMCE Noreste, Premio Eugenio Garza Sada and CONACEX Noreste. Mr. Garza Garza joined FEMSA in 1985 and has been involved in several business units and departments, including Domestic Sales, International Sales, Procurement and Marketing, mainly in Cervecería Cuauhtémoc Moctezuma, S.A. de C.V. and FEMSA’s Packaging Division. Mr. Garza Garza is a citizen of Mexico.

      Eva Garza Gonda de Fernández has served as a director of Coca-Cola FEMSA since 2002. Ms. Garza Gonda de Fernández has served as an alternate director of FEMSA since 2002. Ms. Garza Gonda de Fernández is the Founder and President of Alternativas Pacíficas, A.C. a non-profit organization. Ms. Garza Gonda de Fernández serves as an advisor to ITESM. Ms. Garza Gonda de Fernández is a citizen of Mexico.

      Mariana Garza Gonda de Treviño has served as an alternate director of Coca-Cola FEMSA since 1999. Ms. Garza Gonda de Treviño is an alternate director of FEMSA and has also been a director at Cervecería Cuauhtémoc-Moctezuma. Ms. Garza Gonda de Treviño is a citizen of Mexico.

      Eugenio Garza Lagüera is Coca-Cola FEMSA’s Honorary Life Chairman and has served on its board of directors since 1993. Mr. Garza Lagüera also serves as Regional Advisor of Banco de México, a member of the executive committee of the National Environment for Culture and the Arts, and Honorary Life Chairman of ITESM, Grupo Financiero BBVA Bancomer, S.A. de C.V. and FEMSA. Mr. Garza Lagüera joined FEMSA in 1946 in the research department of Cervecería Cuauhtémoc. Mr. Garza Lagüera is a citizen of Mexico.

      Armando Garza Sada has served as a director of Coca-Cola FEMSA since 1998. Mr. Garza Sada is General Director of Versax, S.A. de C.V. Mr. Garza Sada serves as a director of Alfa, Bain & Company, Mexico, Especialidades Cerveceras, S.A. de C.V., Gigante, Lamosa, Liverpool, MVS, Pyosa and Vitro Plano. Mr. Garza Sada is also Co-Chairman of Alestra (a joint venture formed by AT&T, Grupo Financiero BBVA Bancomer, S.A. de C.V. and Alfa). Previously, Mr. Garza Sada was President of Sigma Alimentos, the food division of Alfa. Mr. Garza Sada has also held other executive positions in Alfa, including Vice President of Corporate Planning and President of Polioles (a petrochemical joint venture with BASF). Mr. Garza Sada is a citizen of Mexico.

      Francisco J. Garza Zambrano has served as an alternate director of Coca-Cola FEMSA since 2002. Mr. Garza Zambrano is President of Cemex México, USA & Trading and was President of Cemex México. Mr. Garza Zambrano is a citizen of Mexico.

      Ricardo González Sada has served as an alternate director of Coca-Cola FEMSA since 2001. Mr. González Sada is Executive Vice President of Planning and Human Resources of FEMSA. Mr. González Sada was appointed to his current position in 2000. Mr. González Sada was Vice President of Strategic Planning and also held managerial positions in the human resources department of FEMSA from 1977 to 1978. Mr. González Sada is a citizen of Mexico.

      Ricardo Guajardo Touché has served as a director of Coca-Cola FEMSA since 1993. Mr. Guajardo Touché is currently the Chairman of the Board of Grupo Financiero BBVA Bancomer, S.A. de C.V. Mr. Guajardo Touché also serves as a director of FEMSA, El Puerto de Liverpool, S.A. de C.V., Transportación Marítima Mexicana, S.A. de C.V., Grupo Industrial Alfa, S.A. de C.V., Grupo Financiero BBVA Bancomer, S.A. de C.V., Grupo Aeroportuario del Sureste, S.A. de C.V. and ITESM. Prior to serving as a director of Coca-Cola FEMSA, Mr. Guajardo Touché held managerial positions in Grupo Visa and executive directorships in the financial divisions of Grupo AXA and Grupo VAMSA. Mr. Guajardo Touché is a citizen of Mexico.

      Steven J. Heyer has served as a director of Coca-Cola FEMSA since 2002 and was designated by The Coca-Cola Company. Since December 2002, Mr. Heyer has been President and Chief Operating Officer of The Coca-Cola Company. Mr. Heyer joined The Coca-Cola Company in April 2001 as President and Chief Operating Officer, Coca-Cola Ventures, a strategic business unit of The Coca-Cola Company, and in April 2002 assumed leadership responsibility for Latin America. In his current role, Mr. Heyer continues to oversee Coca-Cola Ventures. Mr. Heyer joined the Coca-Cola Company from AOL Time Warner, where he served since 1996 as President and Chief Operating Officer of Turner Broadcasting System, Inc. Mr. Heyer joined TBS, Inc. in 1994 as President of Turner Broadcasting Sales, Inc. Prior to that, Mr. Heyer was President and Chief Operating Officer of Young & Rubicam Advertising Worldwide, as well as Executive Vice President of Young & Rubicam, Inc. In addition, Mr. Heyer was with Booz Allen & Hamilton, Inc. for fifteen years and served as Senior Vice President and Managing Partner of the firm’s New York office and leader of its Marketing Practice Worldwide. Certain subsidiaries of The Coca-Cola Company are stockholders of Panamco. See “Special Factors — Arrangements with The Coca-Cola Company — Existing Stockholder and Governance Arrangements” on page 53. Mr. Heyer is a citizen of the United States of America.

      Alfredo Livas Cantú has served as an alternate director of Coca-Cola FEMSA since 1999. Mr. Livas was also elected a director of FEMSA in 1995 and is the Secretary of the Board. Mr. Livas is President of Práxis Financiera, S.C. Mr. Livas Cantú joined FEMSA in 1978 and held several positions in the areas of financial planning and treasury and served as FEMSA’s Chief Financial Officer from 1989 to 1999. Mr. Livas Cantú is a director of Grupo Canadá, S.A. de C.V. and Grupo Jomar, S.A. de C.V. Mr. Livas Cantú is a citizen of Mexico.

      Alfredo Martínez Urdal has served as a director of Coca-Cola FEMSA since 1993. Mr. Martínez Urdal has been Chief Executive Officer of FEMSA Cerveza since 2000. Mr. Martínez Urdal was the former Chief Executive Officer of Coca-Cola FEMSA. Mr. Martínez Urdal has served as Chief Executive Officer of many prominent Mexican companies and banks, including Ponderosa Industrial Accel, Grupo Chihuahua, Multibanco Comermex, Celulosa de Chihuahua and Banco Comercial Mexicano. Mr. Martínez Urdal is a director of Coca-Cola FEMSA and BBVA Bancomer, S.A. Mr. Martínez Urdal is a citizen of Mexico.

      Charles H. McTier has served as a director of Coca-Cola FEMSA since 1998 and was designated by The Coca-Cola Company. Mr. McTier is President of the Robert W. Woodruff Foundation, Inc., the Joseph B. Whitehead Foundation, Inc., the Lettie Pate Evans Foundation, Inc., the Lettie Pate Whitehead Foundation, Inc., the Robert W. Woodruff Health Sciences Fund, Inc. and Ichauway Inc. Mr. McTier is also a director of the Sun Trust Bank of Georgia and Vice President of the Commerce Club in Georgia. Certain subsidiaries of The Coca-Cola Company are stockholders of Panamco. See “Special Factors — Arrangements with The Coca-Cola Company — Existing Stockholder and Governance Arrangements” on page 53. Mr. McTier is a citizen of the United States of America.

      Max Michel Suberville has served as an alternate director of Coca-Cola FEMSA since 2002. Mr. Michel Suberville is also a director of FEMSA. Since 1954, Mr. Michel Suberville has been Chairman of the Board of El Puerto de Liverpool, S.A. de C.V., and for more than 10 years, he has been a director of Grupo

Lamosa, S.A. de C.V., Industrias Peñoles, S.A. de C.V., BBVA Bancomer and Grupo Nacional Provincial, S.A. Mr. Michel Suberville is a citizen of Mexico.

      Eduardo Padilla Silva has served as a director of Coca-Cola FEMSA since 1997. Mr. Padilla Silva is Chief Executive Officer of FEMSA’s Strategic Businesses Division. Mr. Padilla Silva previously served as FEMSA’s Director of Planning and Control, after holding a variety of positions at Grupo Alfa, including a ten-year tenure as Chief Executive Officer of Terza, S.A. de C.V. Mr. Padilla Silva is a citizen of Mexico.

      Fernando Pardo Ramírez has served as an alternate director of Coca-Cola FEMSA since 1993. Since 2001, Mr. Pardo Ramírez is Administrative Director of Cervecería Cuauhtémoc Moctezuma, S.A. de C.V. Mr. Pardo Ramírez was Chief Executive Officer of Fernando Pardo y Asociados, S.C. from 1979 to 2001. Mr. Pardo Ramírez is a citizen of Colombia.

      Patricia Powell has served as an alternate director of Coca-Cola FEMSA since 2001 and was designated by The Coca-Cola Company. Ms. Powell is Senior Vice-President of The Coca-Cola Company. Certain subsidiaries of The Coca-Cola Company are stockholders of Panamco. See “Special Factors — Arrangements with The Coca-Cola Company — Existing Stockholder and Governance Arrangements” on page 53. Ms. Powell is a citizen of the United States of America.

      Federico Reyes García has served as a director of Coca-Cola FEMSA since 1993. Mr. Reyes García is Executive Vice President of Planning and Finance of FEMSA. Mr. Reyes García was appointed to his current position in 1999. Mr. Reyes García was director of Corporate Development in 1992. Mr. Reyes García has worked as Director of Corporate Staff at Grupo AXA and has extensive experience in the insurance sector, having worked for eight years in Valores de Monterrey, S.A. de C.V., six of them as its Chief Executive Officer. Mr. Reyes García was Chief Executive Officer of Seguros Monterrey Aetna, S.A. (currently Seguros Monterrey New York Life, S.A.) from 1993 to 1999. Mr. Reyes García is Vice Chairman of the Board of Seguros Monterrey New York Life, S.A., Chairman of the Board of Review of Fianzas Monterrey, S.A. and member of the board of the Universidad de Monterrey (“UDEM”). Mr. Reyes García is a citizen of Mexico.

      Alexis Rovzar de la Torre has served as a director of Coca-Cola FEMSA since 1993. Mr. Rovzar de la Torre is Executive Director and partner at White & Case S.C. Mr. Rovzar de la Torre has expertise in private and public mergers and acquisitions as well as other aspects of financial law and has been advisor to many companies on international business and joint venture transactions. Mr. Rovzar de la Torre also serves as a director of FEMSA, Grupo Bimbo, Bank One (México), S.A., and Royal & Sunalliance Seguros (México), S.A. de C.V. Mr. Rovzar de la Torre is a citizen of Mexico.

      Carlos Salazar Lomelín has served as Coca-Cola FEMSA’s Chief Executive Officer and a director since 2000. Mr. Salazar Lomelín also serves as a member of the Board of Review of Grupo Financiero BBVA Bancomer, S.A. de C.V., Operadora Merco, S.A. de C.V., and Cintermex & Apex. Mr. Salazar Lomelín has held general directorships in several business units of FEMSA, including Grafo Regia, Plásticos Técnicos Mexicanos, FEMSA Cerveza Export, Commercial Planning in Grupo Visa, and has also served as Chief Executive Officer of FEMSA Cerveza. Mr. Salazar Lomelín is a citizen of Mexico.

      John Santa Maria Otazúa has served as Coca-Cola FEMSA’s Director of Strategic Planning and New Business Development since 2000. From 1995 to 2000, Mr. Santa Maria Otazúa also served as Chief Operating Officer of Coca-Cola FEMSA’s Mexican operations. From 1991 to 1995, Mr. Santa Maria Otazúa worked with different bottling companies in México, gaining expertise in areas such as Strategic Planning and General Management. Mr. Santa Maria Otazúa is a citizen of the United States of America.

      Daniel J. Servitje Montul has served as a director of Coca-Cola FEMSA since 1998. Mr. Servitje Montul is Chief Executive Officer of Grupo Industrial Bimbo, S.A. de C.V. Mr. Servitje Montul also serves as a director of Banco Nacional de México, Grocery Manufactures of America, and FICSAC (Universidad Iberoamericana). Mr. Servitje Montul joined Grupo Industrial Bimbo in 1978, and has served as General Director of Marinela and Executive Vice President of Grupo Bimbo, S.A. de C.V. Mr. Servitje Montul is a citizen of Mexico.

      Ernesto Silva Almaguer has served as Coca-Cola FEMSA’s President and General Director in Buenos Aires since 2000. Mr. Silva Almaguer joined FEMSA in 1980 as Strategic Services Manager. From 1985 to 1988, Mr. Silva Almaguer assisted the General Director with Special Projects and Strategic Management. From 1988 to 1994, Mr. Silva Almaguer worked for Fábricas de Monterrey in several manufacturing positions. Mr. Silva Almaguer has also served as Vice President of International Sales of FEMSA Empaques and as the New Business Development Director of Coca-Cola FEMSA from 1997 to 2000. Mr. Silva Almaguer is a citizen of Mexico.

      Rafael Suárez Olaguíbel has served as Coca-Cola FEMSA’s Chief Operating Officer in Mexico since 2000 and as E-commerce Director from August 2000 to November 2001. Mr. Suárez Olaguíbel joined FEMSA’s soft drink division in 1986 as Planning and Projects Director. In March 1987, Mr. Suárez Olaguíbel was appointed Corporate Marketing Manager for the Valley of Mexico, and from 1987 to 1989, he served as Director of Marketing. In April 1989, Mr. Suárez Olaguíbel was appointed Distribution and Marketing Director of FEMSA’s soft drink division, and later served as Chief Operating Officer of Coca-Cola FEMSA de Buenos Aires until late 2000. Mr. Suárez Olaguíbel is a citizen of Mexico.

      David M. Taggart has served as an alternate director of Coca-Cola FEMSA since 2001 and was designated by The Coca-Cola Company. Since 1993, Mr. Taggart is Vice-President and Treasurer of The Coca-Cola Company. Certain subsidiaries of The Coca-Cola Company are stockholders of Panamco. See “Special Factors — Arrangements with The Coca-Cola Company — Existing Stockholder and Governance Arrangements” on page 53. Mr. Taggart is a citizen of the United States of America.

      Ernesto Torres Arriaga has served as Executive Vice President of Coca-Cola FEMSA since 1995. In 1974, Mr. Torres Arriaga joined Industria Embotelladora de Mexico, S.A. de C.V. (“IEMSA”), one of Coca-Cola FEMSA’s subsidiaries, as Director of Production for the State of Mexico. In 1982, he was appointed Production Manager of IEMSA. Mr. Torres began his career in 1958 and initially served at various bottling plants in Mexico, where he held several positions in the production, technical, and logistics areas, eventually becoming General Manager of Sales, Production and Administration. Mr. Torres Arriaga is a citizen of Mexico.

      Héctor J. Treviño Gutiérrez has served as Chief Financial Officer of Coca-Cola FEMSA since 1993. Mr. Treviño Gutiérrez joined FEMSA in 1981 and was in charge of International Financing until 1984. From 1984 to 1986, he served as General Manager of Financial Planning and as General Manager of Strategic Planning from 1986 to 1989. From 1989 to 1993, Mr. Treviño headed FEMSA’s Corporate Development department. Mr. Treviño Gutiérrez is a citizen of Mexico.

FEMSA

      FEMSA is a Mexican company organized as a sociedad anónima de capital variable under the laws of Mexico. FEMSA was incorporated on May 30, 1936 and has a duration of 99 years. It is a holding company that holds directly or indirectly all or a majority of the capital stock of the following holding companies:

•	FEMSA Cerveza, which engages in the production, distribution and marketing of beer;

•	Coca-Cola FEMSA, which engages in the production, distribution and marketing of soft drinks;

•	FEMSA Comercio, S.A. de C.V., which engages in the operation of convenience stores;

•	FEMSA Empaques, which engages in the production and distribution of packaging materials;

•	Perfil Corporativo, S.A. de C.V., which was created in 2001 to engage in the production and distribution of concentrate for FEMSA’s proprietary brands; and

•	FEMSA Logística, S.A. de C.V., which provides logistics services to FEMSA subsidiaries and third-party clients.

      The business address of FEMSA is General Anaya 601 Poniente, Colonia Bella Vista, Monterrey, Nuevo León, Mexico CP 64410 and the telephone number of FEMSA is +52 81 8328 6000.

      The following sets forth the business and background of each executive officer and director of FEMSA. The business address of each such person is c/o Fomento Económico Mexicano, S.A. de C.V., General Anaya 601 Poniente, Colonia Bella Vista, Monterrey, Nuevo León, Mexico CP 64410, and the business telephone number of each such person is +52 81 8328 6000. To the knowledge of Panamco, none of the persons listed below nor any of their associates beneficially own any shares of Panamco stock unless otherwise set forth below.

      Carlos E. Aldrete Ancira has served as an alternate director of FEMSA since 1998. Mr. Aldrete Ancira has been General Counsel of FEMSA since 1996. Mr. Aldrete Ancira has extensive experience in international business and financial transactions, debt and corporate restructurings and expertise in securities and private mergers and acquisitions law. Mr. Aldrete Ancira is Alternate Secretary of the Board of Directors of FEMSA and Secretary of the Board of Directors of Coca-Cola FEMSA and all of FEMSA’s subholding companies. Mr. Aldrete Ancira is a citizen of Mexico.

      Alberto Bailleres was elected a director of FEMSA in 1995. Mr. Bailleres is Executive President of Industrias Peñoles, S.A. de C.V. and Grupo Nacional Provincial, S.A. Mr. Bailleres is also Chairman of the Board of Industrias Peñoles, S.A. de C.V., Grupo Nacional Provincial, S.A., Grupo Palacio de Hierro, Profuturo GNP, Bancomer and Desc, S.A. de C.V. and a director of Valmex Casa de Bolsa. Mr. Bailleres is a citizen of Mexico.

      Javier L. Barragán Villarreal has served as an alternate director of FEMSA since 1998. Mr. Barragán Villarreal is the Honorary Chairman of the Board of Embotelladoras Arca, S.A. de C.V. Mr. Barragán Villarreal has also been a member and Chairman of the Board of Directors of Embotelladoras Arca, S.A. de C.V. and Director of Valores Industriales, S.A. de C.V. Mr. Barragán Villarreal is a citizen of Mexico.

      Juan Carlos Braniff Hierro was elected a director of FEMSA in 1987. Mr. Braniff Hierro is Vice Chairman of the Board of Directors of Grupo Financiero BBVA Bancomer, S.A. de C.V. Mr. Braniff Hierro also serves as a director of El Paso Energy Corp., Maizoro, S.A. de C.V. and Coca-Cola FEMSA. Mr. Braniff Hierro has extensive experience in financial services such as capital and patrimonial investments, mortgage banking, commercial banking, international banking, e-banking, insurance and annuities. Mr. Braniff Hierro is a citizen of Mexico.

      José F. Calderón Ayala was elected a director of FEMSA in 1955. Mr. Calderón Ayala is Chairman of Inversiones Franca, S.A. de C.V. and Servicios Administrativos de Monterrey, S.A. de C.V. Mr. Calderón Ayala is a director of BBVA Bancomer and Grupo Industrial Alfa, S.A. de C.V. and Vice Chairman of the Board of the Mexican Red Cross. Mr. Calderón Ayala is a citizen of Mexico.

      Francisco José Calderón Rojas has served as an alternate director of FEMSA since 1995. Since 1997, he has been a member of the Planning and Finance division at Servicios Administrativos de Monterrey, S.A. de C.V. Mr. Calderón Rojas is a citizen of Mexico.

      Robert E. Denham was elected a director of FEMSA in 2001. Mr. Denham is partner at Munger, Tolles & Olson LLP. Mr. Denham is a former Chairman and Chief Executive Officer of Salomon Inc., representative to the APEC Business Advisory Council, and member of the OECD Business Sector Advisory Group on Corporate Governance. Mr. Denham is a director of Wesco Financial Corporation, US Trust Corporation, US Trust Company of New York and Lucent Technologies. Mr. Denham is a citizen of the United States of America.

      Eduardo A. Elizondo was elected a director of FEMSA in 1995. Mr. Elizondo served as Treasurer General from 1961 to 1967 and Constitutional Governor from 1967 to 1971 for the State of Nuevo León, Mexico. Mr. Elizondo has also acted as Chairman of the Board of Valores de Monterrey, S.A. de C.V. Mr. Elizondo is a director of BBVA Bancomer, S.A., BBVA Bancomer Servicios, S.A., Enseñanza e Investigación Superior, A.C. and Chairman of the Regional Board of Advisors of Bancomer, S.A. Mr. Elizondo is a citizen of Mexico.

      Fernando Elizondo Barragán has served as an alternate director of FEMSA since 2002. Mr. Elizondo Barragán has been recently appointed as Interim Governor of the State of Nuevo León. From 1995 to 1997, Mr. Elizondo Barragán was Chairman and Chief Executive Officer of Salinas y Rocha, S.A. and from 1997 to 2002 he was Secretary of Finance and Treasurer of the State of Nuevo León, Mexico. Mr. Elizondo Barragán is a citizen of Mexico.

      Arturo Estrada Treanor has served as an alternate director of FEMSA since 2002. Since 2001, Mr. Estrada Treanor has served as member of the Board of Directors of BBVA Bancomer, S.A. From 1998 to 2000, Mr. Estrada Treanor was an advisor to the office of the President of BBVA Bancomer, S.A. and from 1988 to 1998 he was Director of the Corporate Banking division of BBVA Bancomer, S.A. Mr. Estrada Treanor is a citizen of Mexico.

      José Antonio Fernández Carbajal was elected a director of FEMSA in 1984 and has been Chairman of the Board since 2001. Mr. Fernández Carbajal is Chief Executive Officer of FEMSA since 1995. Mr. Fernández Carbajal joined FEMSA’s strategic planning department in 1987. Mr. Fernández Carbajal held managerial positions at FEMSA Cerveza’s Commercial Division and Oxxo Retail Chain. Mr. Fernández Carbajal is also the Chairman of the Board of Coca-Cola FEMSA, Vice-Chairman of the Board of ITESM and member of the boards of BBVA Bancomer, Grupo Industrial Saltillo, S.A. de C.V., Industrias Peñoles, S.A. de C.V. and Grupo Industrial Bimbo, S.A. de C.V. Mr. Fernández Carbajal is a citizen of Mexico.

      Arturo M. Fernández Pérez has served as an alternate director of FEMSA since 1995. Mr. Fernández Pérez is Dean of the Instituto Tecnológico Autónomo de México and a member of the staff of the President of Grupo Bal. Mr. Fernández Pérez is a citizen of Mexico.

      Consuelo Garza de Garza was elected a director of FEMSA in 1995. Ms. Garza de Garza is Founder, Former President and current President of the National Board of Asociación Nacional Pro-Superación Personal (a non-profit organization). Ms. Garza de Garza is a member of the boards of ITESM and of Enseñanza e Investigación Superior, A.C. Ms. Garza de Garza is a citizen of Mexico.

      Alfonso Garza Garza has served as an alternate director of FEMSA since 2001. Mr. Garza Garza is General Director of Grafo Regia, S.A. de C.V. Mr. Garza Garza also serves as an alternate director of Cervecería Cuauhtémoc Moctezuma, S.A. de C.V., and is a director of the Hospital San José, CAINTRA N.L., COMCE Noreste, Premio Eugenio Garza Sada, CONACEX Noreste and Coca-Cola FEMSA. Mr. Garza Garza joined FEMSA in 1985 and has been involved in several business units and departments, including Domestic Sales, International Sales, Procurement and Marketing, mainly in Cervecería Cuauhtémoc Moctezuma, S.A. de C.V. and FEMSA’s Packaging Division. Mr. Garza Garza is a citizen of Mexico.

      Bárbara Garza Gonda de Braniff was elected a director of FEMSA in 2002. Ms. Garza Gonda de Braniff is Vice President of Fundación BBVA Bancomer. Ms. Garza Gonda de Braniff has worked in Bancomer, Citibank and Banca Serfín. Ms. Garza Gonda de Braniff is alternate director of BBVA Bancomer, S.A. and a director of FEMSA. Ms. Garza Gonda de Braniff is a citizen of Mexico.

      Eva Garza Gonda de Fernández has served as an alternate director of FEMSA since 2002. Ms. Garza Gonda de Fernández also served as full director of FEMSA from 1999 to 2001. Ms. Garza Gonda de Fernández is the Founder and President of Alternativas Pacíficas, A.C. a non-profit organization, a position she has held since 1997. Ms. Garza Gonda de Fernández serves as an advisor to ITESM. Ms. Garza Gonda de Fernández is a citizen of Mexico.

      Paulina Garza Gonda de Marroquín has served as an alternate director of FEMSA since 1999. Ms. Garza Gonda de Marroquín has been a marketing consultant at Bancomer, S.A. and a professor at ITESM. Ms. Garza Gonda de Marroquín is a citizen of Mexico.

      Mariana Garza Gonda de Treviño has served as an alternate director of FEMSA since 1996. Ms. Garza Gonda de Treviño is alternate director of Coca-Cola FEMSA and has also been a director at Cervecería Cuauhtémoc-Moctezuma. Ms. Garza Gonda de Treviño is a citizen of Mexico.

      Eugenio Garza Lagüera is FEMSA’s Honorary Life Chairman and was elected a director in 1960. Mr. Garza Lagüera joined FEMSA in 1946 in the research department of Cervecería Cuauhtémoc. Mr. Garza Lagüera also serves as a Regional Advisor of Banco de México, as a member of the executive committee of the National Endowment for Culture and the Arts, as Honorary Life Chairman of Coca-Cola FEMSA, of ITESM and of Grupo Financiero BBVA Bancomer, S.A. de C.V. Mr. Garza Lagüera is a citizen of Mexico.

      José González Ornelas is Executive Vice President of Internal Auditing of FEMSA. Mr. González Ornelas was appointed to his current position in 2002. Mr. González Ornelas has held several managerial positions in FEMSA including Chief Financial Officer of FEMSA Cerveza, Chief Executive Officer of FEMSA Logística and Director of Planning and Corporate Development of FEMSA. Mr. González Ornelas is a citizen of Mexico.

      Ricardo González Sada is Executive Vice President of Planning and Human Resources of FEMSA. Mr. González Sada was appointed to his current position in 2000. Mr. González Sada is also an alternate director of Coca-Cola FEMSA. Mr. González Sada was Vice President of Strategic Planning and also held managerial positions in the human resources department of FEMSA from 1977 to 1978. Mr. González Sada is a citizen of Mexico.

      Ricardo Guajardo Touché was elected a director of FEMSA since 1988. Mr. Guajardo Touché is currently the Chairman of the Board of Grupo Financiero BBVA Bancomer, S.A. de C.V. Mr. Guajardo Touché also serves as a director of El Puerto de Liverpool, S.A. de C.V., Transportación Marítima Mexicana, S.A. de C.V., Grupo Industrial Alfa, S.A. de C.V., Grupo Financiero BBVA Bancomer, S.A. de C.V., Grupo Aeroportuario del Sureste, S.A. de C.V., ITESM and Coca-Cola FEMSA. Previously, Mr. Guajardo Touché held managerial positions in Grupo Visa and executive directorships in the financial divisions of Grupo AXA and Grupo VAMSA. Mr. Guajardo Touché is a citizen of Mexico.

      Rosa María Hinojosa Martínez is Chief Accounting Officer of FEMSA. Ms. Hinojosa Martínez was appointed to her current position in 1996. Ms. Hinojosa Martínez has held several positions in FEMSA in financial information and administrative areas and has participated in several financial transactions and debt and corporate restructurings. Ms. Hinojosa Martínez is a citizen of Mexico.

      Alfredo Livas Cantú was elected a director of FEMSA in 1995 and is the Secretary of the Board. Mr. Livas Cantú is President of Práxis Financiera, S.C. Mr. Livas Cantú joined FEMSA in 1978 and held several positions in the areas of financial planning and treasury and served as FEMSA’s Chief Financial Officer from 1989 to 1999. Mr. Livas Cantú is an alternate director of Coca-Cola FEMSA and a director of Grupo Canadá, S.A. de C.V. and Grupo Jomar, S.A. de C.V. Mr. Livas Cantú is a citizen of Mexico.

      Alfredo Martínez Urdal has served as an alternate director of FEMSA since 1998. Mr. Martínez Urdal has been Chief Executive Officer of FEMSA Cerveza since 2000. Mr. Martínez Urdal was the former Chief Executive Officer of Coca-Cola FEMSA. Mr. Martínez Urdal has served as Chief Executive Officer of many prominent Mexican companies and banks, including Ponderosa Industrial Accel, Grupo Chihuahua, Multibanco Comermex, Celulosa de Chihuahua and Banco Comercial Mexicano. Mr. Martínez Urdal is a director of Coca-Cola FEMSA and BBVA Bancomer, S.A. Mr. Martínez Urdal is a citizen of Mexico.

      Max Michel González has served as an alternate director of FEMSA since 1998. For the last 9 years, Mr. Michel González has served as a member of the Board of Directors of El Puerto de Liverpool, S.A. de C.V. and of Grupo Financiero BBVA Bancomer, S.A. de C.V. Mr. Michel González has occupied several managerial and operational positions at El Puerto de Liverpool, S.A. de C.V. and at BBVA Bancomer, S.A. Mr. Michel González is a citizen of Mexico.

      Max Michel Suberville was elected a director of FEMSA in 1985. Mr. Michel Suberville is Chairman of the Board of El Puerto de Liverpool, S.A. de C.V. Mr. Michel Suberville is an alternate director of Coca-Cola FEMSA and a director of Grupo Lamosa, S.A. de C.V., Industrias Peñoles, S.A. de C.V., BBVA Bancomer and Grupo Nacional Provincial, S.A. Mr. Michel Suberville is a citizen of Mexico.

      Eduardo Padilla Silva has served as an alternate director of FEMSA since 2002. Mr. Padilla Silva is Chief Executive Officer of FEMSA’s Strategic Businesses Division and is a director at Coca-Cola FEMSA.

Mr. Padilla Silva previously served as FEMSA’s Director of Planning and Control, after holding a variety of positions at Grupo Alfa, including a ten-year tenure as Chief Executive Officer of Terza, S.A. de C.V. Mr. Padilla Silva is a citizen of Mexico.

      Othón J. Páez Garza has served as an alternate director of FEMSA since 1997. Mr. Páez Garza was Vice-President of Femsa Empaques, S.A. de C.V. from 1997 to 2001 and is now retired. Mr. Páez Garza is a citizen of Mexico.

      Helmut Paul was elected a director of FEMSA in 1988. Mr. Paul is owner of H. Paul & Company LLC, a corporate finance advisory firm and Senior Consultant of the International Finance Corporation. Mr. Paul has held several managing positions in the International Finance Corporation, mainly responsible for Latin American and Caribbean investments. Mr. Paul is a director of Scudder Fund for Independent Power Generation (management committee), Torrer Fund/ HSBC Argentina (investment committee) and LP Investimentos Brazil (advisory board). Mr. Paul is a citizen of Germany.

      Federico Reyes García has served as an alternate director of FEMSA since 2002. Mr. Reyes García is Executive Vice President of Planning and Finance of FEMSA. Mr. Reyes García was appointed to his current position in 1999. Mr. Reyes García was director of Corporate Development in 1992. Mr. Reyes García has worked as Director of Corporate Staff at Grupo AXA and has extensive experience in the insurance sector, having worked for eight years in Valores de Monterrey, S.A. de C.V., six of them as its Chief Executive Officer. Mr. Reyes García was Chief Executive Officer of Seguros Monterrey Aetna, S.A. (currently Seguros Monterrey New York Life, S.A.) from 1993 to 1999. Mr. Reyes García is Vice Chairman of the Board of Seguros Monterrey New York Life, S.A., Chairman of the Board of Review of Fianzas Monterrey, S.A. and member of the board of UDEM. Mr. Reyes García is a citizen of Mexico.

      Alexis Rovzar de la Torre was elected a director of FEMSA in 1989. Mr. Rovzar de la Torre is executive director and a partner at White & Case S.C. Mr. Rovzar de la Torre has expertise in private and public mergers and acquisitions as well as other aspects of financial law and has been advisor to many companies on international business and joint venture transactions. Mr. Rovzar de la Torre is a director of Coca-Cola FEMSA, Grupo Bimbo, Bank One (México), S.A., and Royal & Sunalliance Seguros (México), S.A. de C.V. Mr. Rovzar de la Torre is a citizen of Mexico.

      Carlos Salazar Lomelín has served as an alternate director of FEMSA since 2002. Mr. Salazar Lomelín is Chief Executive Officer of Coca-Cola FEMSA. Mr. Salazar Lomelín was appointed to his current position in 2000. Mr. Salazar Lomelín also serves as a member of the Board of Review of Grupo Financiero BBVA Bancomer, S.A. de C.V., Operadora Merco, S.A. de C.V., and Cintermex & Apex. Mr. Salazar Lomelín has held general directorships in several business units of FEMSA, including Grafo Regia, Plásticos Técnicos Mexicanos, FEMSA Cerveza Export and Commercial Planning in Grupo Visa, and has also served as Chief Executive Officer of FEMSA Cerveza. Mr. Salazar Lomelín is a citizen of Mexico.

      Carlos Salguero was elected a director of FEMSA in 1995. Mr. Salguero is a former Executive Vice President of Phillip Morris International. Mr. Salguero is a former director of Tabacalera Mexicana, S.A. de C.V., Tabacalera Costarricense, S.A., Tabacalera Centroamericana, S.A. and other Latin American companies. Mr. Salguero is a citizen of Colombia.

      Roberto Servitje Sendra was elected a director of FEMSA in 1995. Mr. Servitje Sendra is Chairman of the Board of Grupo Bimbo, S.A. de C.V. Mr. Servitje Sendra is founding member and active Chairman of Grupo Bimbo, S.A. de C.V. Mr. Servitje Sendra is also a director of DaimlerChrysler de México, S.A. Mr. Servitje Sendra is a citizen of Mexico.

      Luis Téllez Kuenzler was elected a director of FEMSA in 2001. Mr. Téllez Kuenzler is Executive Vice President of Grupo Desc, S.A. de C.V. Mr. Téllez Kuenzler served as Secretary of Energy of Mexico from 1998 to 2000 and was Chief of Staff of the President of Mexico from 1994 to 1997. Mr. Téllez Kuenzler is a director of Grupo México, S.A. de C.V. and Casa de Cambio Monex, S.A. de C.V. and member of the Board of Review for Kissinger-McCarty Associates. Mr. Téllez Kuenzler is a citizen of Mexico.

      Lorenzo H. Zambrano was elected a director of FEMSA in 1995. Mr. Zambrano is Chairman of the Board and Chief Executive Officer of Cemex, S.A. de C.V. Mr. Zambrano is a director of Empresas ICA, S.A. de C.V., Alfa, S.A. de C.V., Vitro, S.A. de C.V., Televisa, S.A. de C.V., a member of the Executive Committee of Banamex and a member of Salomon Smith Barney’s International Advisory Board. Mr. Zambrano is a citizen of Mexico.

The Coca-Cola Company

      The Coca-Cola Company is the largest manufacturer, distributor and marketer of nonalcoholic beverage concentrates and syrups in the world. Finished beverage products bearing The Coca-Cola Company’s trademarks, sold in the United States since 1886, are now sold in nearly 200 countries and include the leading soft drink products in most of these countries. The Coca-Cola Company manufactures beverage concentrates and syrups, as well as some finished beverages, which it sells to bottling and canning operations, fountain wholesalers and some fountain retailers. The Coca-Cola Company also markets and distributes juice and juice-drink products.

      The business address of The Coca-Cola Company is One Coca-Cola Plaza, Atlanta, Georgia, 30313, and the telephone number of The Coca-Cola Company is (404) 676-2121.

      The following sets forth the business and background of each executive officer and director of The Coca-Cola Company. The business address of each such person is c/o The Coca-Cola Company, One Coca-Cola Plaza, Atlanta, Georgia, 30313, and the business telephone number of such person is (404) 676-2121. Unless otherwise set forth below, to the knowledge of Panamco, each of the persons listed below is a citizen of the United States, and none of the persons listed below nor any of his or her associates beneficially owns any shares of Panamco stock.

      Alexander R.C. Allan is Executive Vice President of The Coca-Cola Company and President and Chief Operating Officer, Europe, Eurasia and Middle East. Mr. Allan joined the Coca-Cola Bottling Company of Johannesburg in 1968 as an Internal Auditor. He was appointed the financial Controller for the Southern Africa Division of The Coca-Cola Company in 1978 and Assistant Division Manager and Finance Manager of the Southern and Central Africa Division in 1986. From January 1986 until January 1993, he served as the Managing Director of National Beverage Services (Pty) Ltd., a management and services company in South Africa. In January 1993, he was appointed President of the Middle East Division (renamed Middle East & North Africa division in 1998). Mr. Allan was appointed President of the Middle & Far East Group in October 1999. In March 2001, Mr. Allan was named head of the newly-created Asia strategic business unit of The Coca-Cola Company. Mr. Allan was elected to his current position in April 2001, and was appointed President and Chief Operating Officer of the Europe, Eurasia and Middle East strategic business unit as of January 2002.

      Herbert A. Allen has been a director of The Coca-Cola Company since 1982. Mr. Allen is Managing Director of Allen & Company LLC, a privately held investment banking firm, and has held this position since September 2002. Allen & Company LLC is the successor entity to Allen & Company Incorporated, where Mr. Allen served as President, Chief Executive Officer, Director and Managing Director for more than the past five years. He is a director of Convera Corporation.

      Ronald W. Allen has been a director of The Coca-Cola Company since 1991. Mr. Allen is a consultant to and Advisory Director of Delta Air Lines, Inc., a major U.S. air transportation company, and has held these positions since July 1997. He retired as Delta’s Chairman of the Board, President and Chief Executive Officer in July 1997, and had been its Chairman of the Board and Chief Executive Officer since 1987. He is a director of Aaron Rents, Inc.

      Cathleen P. Black has been a director of The Coca-Cola Company since 1993. Ms. Black is President, Hearst Magazines, a unit of The Hearst Corporation, a major media and communications company, and has held this position since November 1995. Ms. Black has been a director of The Hearst Corporation since January 1996. From May 1991 to November 1995, she served as President and Chief Executive Officer of the Newspaper Association of America, a newspaper industry organization. She served as a director of The

Coca-Cola Company from April 1990 to May 1991, and was again elected as a director in October 1993. Ms. Black is a director of International Business Machines Corporation and iVillage.com.

      Warren E. Buffett has been a director of The Coca-Cola Company since 1989. Mr. Buffett is Chairman of the Board and Chief Executive Officer of Berkshire Hathaway Inc., a diversified holding company, and has held these positions for more than the past five years. He is also a director of The Gillette Company and The Washington Post Company.

      Alexander B. Cummings, Jr. is Executive Vice President of The Coca-Cola Company and President & Chief Operating Officer, Africa, a strategic business unit of The Coca-Cola Company. Mr. Cummings joined The Coca-Cola Company in 1997 as Deputy Region Manager, Nigeria based in Lagos, Nigeria. In 1998 he was made Managing Director/ Region Manager, Nigeria. In 2000, Mr. Cummings became President of the North West Africa Division based in Morocco and in 2001 became President of the Africa Group, overseeing the entire African continent. Mr. Cummings was elected Executive Vice President of The Coca-Cola Company in July 2002. Mr. Cummings started his career in 1982 with The Pillsbury Company and held various positions within Pillsbury, his last position being Vice President of Finance for all of Pillsbury’s international businesses.

      Douglas N. Daft has been a director of The Coca-Cola Company since 1999. Mr. Daft is Chairman of the Board of Directors and Chief Executive Officer of The Coca-Cola Company, and has held these positions since February 2000. He served as President and Chief Operating Officer of The Coca-Cola Company from December 1999 until February 2000. He previously served as Senior Vice President of The Coca-Cola Company and President of the Pacific Group of the International Business Sector from 1991 until December 1999. Mr. Daft also served as President of the Middle and Far East Group from January 1995 until December 1999 and was given management responsibility for the Africa Group and the Schweppes Beverage Division from October 1999 until December 1999. Mr. Daft has worked in The Coca-Cola Company since 1969, and has held various executive positions since 1984. Mr. Daft is a director of McGraw-Hill Cos. Inc. and SunTrust Banks, Inc.

      Barry Diller has been a director of The Coca-Cola Company since 2002. Mr. Diller is Chairman of the Board and Chief Executive Officer of USA Interactive (or its predecessors), an information, entertainment and direct selling company, a position he has held since August 1995. He was Chairman of the Board and Chief Executive Officer of QVC, Inc. from December 1992 through December 1994. From 1984 to 1992, Mr. Diller served as the Chairman of the Board and Chief Executive Officer of Fox, Inc. Prior to joining Fox, Inc., Mr. Diller served for ten years as Chairman of the Board and Chief Executive Officer of Paramount Pictures Corporation. He is a director of Expedia, Inc., Hotels.com, Ticketmaster and The Washington Post Company.

      Jeffrey T. Dunn is Executive Vice President of The Coca-Cola Company and President and Chief Operating Officer, North America. Mr. Dunn joined The Coca-Cola Company in 1981. From 1985 to 1990, Mr. Dunn served in various positions in Coca-Cola USA Fountain. In 1990, Mr. Dunn was named Vice President, Presence Marketing, Coca-Cola USA. In 1994, he rejoined Coca-Cola USA Fountain as Vice President, Marketing and in May 1996, was named Vice President, Field Sales and Marketing. He was named Vice President and General Manager, Coca-Cola USA Fountain in February 1998, and Senior Vice President, Coca-Cola USA Fountain in June 1998. In January 2000, Mr. Dunn was appointed Senior Vice President of The Coca-Cola North America Marketing Division. Mr. Dunn was elected Senior Vice President of The Coca-Cola Company and President of the North America Group in October 2000. In March 2001, Mr. Dunn was named head of the newly-created Americas strategic business unit of The Coca-Cola Company which included both North America and Latin America. He was elected Executive Vice President of The Coca-Cola Company in April 2001. In April 2002, Mr. Dunn transitioned his Latin American responsibilities and assumed responsibility for Minute Maid North America, in connection with the formation of the new North America strategic business unit he now leads.

      Brian G. Dyson has been Vice Chairman of The Coca-Cola Company since August 2001. Mr. Dyson joined The Coca-Cola Company in Venezuela in 1959, and worked for many years in South America, the Caribbean and Mexico. In 1978, he was named President of Coca-Cola USA, The Coca-Cola Company’s U.S. soft drink division. In 1983, he was named President of Coca-Cola North America, with responsibility for The Coca-Cola Company’s entire North American business. In 1986, Mr. Dyson was named President and Chief Executive Officer of Coca-Cola Enterprises Inc., the largest bottler of Coca-Cola products, and in 1991 he was named Vice Chairman of Coca-Cola Enterprises Inc. Mr. Dyson retired from the Coca-Cola system in 1994, but remained active as a consultant to The Coca-Cola Company. In August 2001, Mr. Dyson came out of retirement and accepted the positions of Vice Chairman and Chief Operating Officer of The Coca-Cola Company, the latter of which he held until December 2002.

      Gary P. Fayard is Senior Vice President and Chief Financial Officer of The Coca-Cola Company. Mr. Fayard joined The Coca-Cola Company in April 1994. In July 1994, he was elected Vice President and Controller. Prior to joining The Coca-Cola Company, Mr. Fayard was a partner with Ernst & Young LLP. Mr. Fayard was elected to his current position in December 1999. Mr. Fayard currently holds options to purchase 7,991 shares of Panamco’s Class A Common Stock.

      Steven J. Heyer was appointed President and Chief Operating Officer of The Coca-Cola Company in December 2002. Mr. Heyer joined The Coca-Cola Company in April 2001 as President and Chief Operating Officer, Coca-Cola Ventures, a strategic business unit of The Coca-Cola Company, and in April 2002 assumed leadership responsibility for Latin America. In his current role, Mr. Heyer continues to oversee Coca-Cola Ventures. Mr. Heyer joined The Coca-Cola Company from AOL Time Warner, where he served since 1996 as President and Chief Operating Officer of Turner Broadcasting System, Inc. Mr. Heyer joined TBS, Inc. in 1994 as President of Turner Broadcasting Sales, Inc. Prior to that, Mr. Heyer was President and Chief Operating Officer of Young & Rubicam Advertising Worldwide, as well as Executive Vice President of Young & Rubicam, Inc. In addition, Mr. Heyer was with Booz Allen & Hamilton, Inc. for fifteen years and served as Senior Vice President and Managing Partner of the firm’s New York office and leader of its Marketing Practice Worldwide.

      Stephen C. Jones is Senior Vice President and Chief Marketing Officer of The Coca-Cola Company. Mr. Jones joined Coca-Cola Canada in 1986 as Brand Manager for Sprite. In 1988, he joined Coca-Cola USA as Brand Manager for diet Coke and Sprite. Mr. Jones was named Marketing Manager for Coca-Cola Great Britain in 1990 and was promoted to Regional Manager, Coca-Cola Great Britain in 1991 and to Marketing Director, Coca-Cola Great Britain and Ireland Division in 1992. In 1994, he was appointed Senior Vice President, Consumer Marketing for Coca-Cola (Japan) Co., Ltd. (“CCJC”), and was named Deputy Division Manager and Executive Vice President of CCJC in 1997. He was appointed President and Chief Executive Officer of The Minute Maid Company in October 1999. Mr. Jones was elected to his current position in January 2000.

      Susan B. King has been a director of The Coca-Cola Company since 1991. Ms. King is President of The Leadership Initiative, a support corporation of Duke University, charged with the establishment of undergraduate college leadership programs. Ms. King held this position from September 1999 to September 2001 and was reappointed to the position in 2002. From September 2001 to 2002, Ms. King was Chairman of the Board of The Leadership Initiative. From January 1995 until September 1999, she served as Leader in Residence, Hart Leadership Program, Sanford Institute of Public Policy, Duke University. She was Senior Vice President — Corporate Affairs of Corning Incorporated from March 1992 through April 1994, and served as President of Corning’s Steuben Glass division from 1987 to March 1992. She is a director of Guidant Corporation.

      Donald F. McHenry has been a director of The Coca-Cola Company since 1981. Mr. McHenry is Distinguished Professor in the Practice of Diplomacy and International Affairs at the School of Foreign Service, Georgetown University, and a principal owner and President of The IRC Group, LLC, a New York City and Washington, D.C. consulting firm. He has held these positions for more than the past five years. He is a director of AT&T Corporation, FleetBoston Financial Corporation, International Paper Company and GlaxoSmithKline plc.

      Mary E. Minnick is Executive Vice President of The Coca-Cola Company and President and Chief Operating Officer, Asia. Ms. Minnick joined The Coca-Cola Company in 1983 and spent ten years working in Fountain Sales and the Bottle/ Can Division of Coca-Cola USA. In 1993, she joined Corporate Marketing. In 1996, she was appointed Vice President and Director, Middle and Far East Marketing, and served in that capacity until 1997 when she was appointed President of the South Pacific Division. In 2000, she was named President of Coca-Cola (Japan) Company Ltd. Ms. Minnick was appointed President and Chief Operating Officer of the Asia strategic business unit as of January 2002, and was elected to her current position in February 2002.

      Robert L. Nardelli has been a director of The Coca-Cola Company since 2002. Mr. Nardelli is Chairman of the Board, President and Chief Executive Officer of The Home Depot, Inc., a major home improvement retailer, a position he has held since December 2000. From 1995 to December 2000, he served as President and Chief Executive Officer of GE Power Systems.

      Sam Nunn has been a director of The Coca-Cola Company since 1997. Mr. Nunn is a partner in the law firm of King & Spalding LLP, and has held this position since January 1997. He is also Co-Chairman and Chief Executive Officer of the Nuclear Threat Initiative, and has held this position since 2001. He served as a member of the United States Senate from 1972 through 1996. He is a director of ChevronTexaco Corporation, Dell Computer Corporation, General Electric Company, Internet Security Systems, Inc. and Scientific-Atlanta, Inc.

      Paul F. Oreffice has been a director of The Coca-Cola Company since 1985. Mr. Oreffice retired as Chairman of the Board and Chief Executive Officer of The Dow Chemical Company in 1992, which position he had held for more than five years. He is a member of the Finance Committee and the Compensation Committee (including its Restricted Stock and Stock Option Subcommittees) and the Committee on Directors of the Board of Directors of The Coca-Cola Company.

      Deval L. Patrick is Executive Vice President, General Counsel and Secretary of The Coca-Cola Company. He was elected to the first two positions in April 2001 and was elected Secretary of The Coca-Cola Company in October 2002, effective January 2003. Mr. Patrick was Assistant Attorney General of the United States and Chief of the U.S. Justice Department’s Civil Rights Division from 1994 until 1997, where he was responsible for enforcing federal laws prohibiting discrimination. From 1997 to 1999, Mr. Patrick was a partner with the Boston law firm of Day Berry & Howard LLP. Mr. Patrick joined The Coca-Cola Company from Texaco Inc., where he served as Vice President and General Counsel from 1999 to 2001.

      José Octavio Reyes is President and Chief Operating Officer, Coca-Cola Latin America. He began his career with The Coca-Cola Company in 1980 in Coca-Cola de México as Manager of Strategic Planning. In 1986 he was Manager of Sprite and diet Coke brands at Corporate Headquarters. In 1990 he was appointed Marketing Director for the Brazil Division, and later became Marketing and Operations Vice-President for the Mexico Division. Mr. Reyes assumed the role of Deputy Division President in January 1996 and was named Division President in May 1996. In 2000 Venezuela, Colombia, Central America and Costa Rica were incorporated into the Division. Mr. Reyes was appointed to his current position in December 2002.

      James D. Robinson, III has been a director of The Coca-Cola Company since 1975. Mr. Robinson is co-founder, Chairman and Chief Executive Officer of RRE Investors, LLC, a private information technology venture investment firm. He is also Chairman of Violy, Byorum & Partners Holdings, LLC, a private firm specializing in financial advisory and investment banking activities in Latin America, and President of JD Robinson, Inc., a strategic advisory firm. He previously served as Chairman and Chief Executive Officer of American Express Company from 1977 to 1993. Mr. Robinson is a director of Bristol-Myers Squibb Company, First Data Corporation, Novell, Inc. and Pinnacor Inc.

      Clyde C. Tuggle is Vice President of The Coca-Cola Company and Director of Worldwide Public Affairs and Communications. Mr. Tuggle joined The Coca-Cola Company in 1989 in Corporate Issues Communications. From 1992 to 1998, he served as Executive Assistant to then Chairman and Chief Executive Officer Roberto C. Goizueta, managing business activities, external affairs, and communications related to the Office of the Chairman. In 1998, Mr. Tuggle transferred to the Central European Division, where he held a variety of positions, including Director of Operations Development, Deputy to the Division President, and Austria Region Manager. In 2000, Mr. Tuggle returned to Atlanta as Executive Assistant to Chairman and Chief Executive Officer Douglas N. Daft and was elected Vice President of The Coca-Cola Company. He was appointed Director of Worldwide Public Affairs and Communications in 2001. In 2002, Mr. Tuggle assumed additional responsibilities, including Government Affairs, North American Public Relations & Communications and Strategic Event Services.

      Peter V. Ueberroth has been a director of The Coca-Cola Company since 1986. Mr. Ueberroth is an investor and Chairman of the Contrarian Group, Inc., a business management company, and has held this position since 1989. He is also Co-Chairman of the Pebble Beach Company. He is Chairman of Ambassadors International, Inc., and a director of Hilton Hotels Corporation and McLeodUSA Incorporated.

      James B. Williams has been a director of The Coca-Cola Company since 1979. Mr. Williams retired in March 1998 as Chairman of the Board and Chief Executive Officer of SunTrust Banks, Inc., a bank holding company, which positions he had held for more than five years. He continues to serve as a director and Chairman of the Executive Committee of SunTrust Banks, Inc. and is also a director of Genuine Parts Company, Georgia-Pacific Corporation, Marine Products Corporation, Rollins, Inc. and RPC, Inc.

      To the knowledge of Panamco, during the last five years, none of the persons or entities referred to in this Section “Information Concerning Panamco, Coca-Cola FEMSA, FEMSA and The Coca-Cola Company” has been (i) convicted in a criminal proceeding (excluding traffic violations and similar misdemeanors) or (ii) a party to any judicial or administrative proceeding that resulted in a judgment, decree or final order enjoining the person from future violations of, or prohibiting activities subject to, federal or state securities laws, or a finding of any violation of federal or state securities laws.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

      The following table sets forth information with respect to the beneficial ownership of Panamco’s Class B Common Stock as of January 20, 2003 by (1) each stockholder known by Panamco to own beneficially five percent or more of the outstanding shares of Panamco’s Class B Common Stock, (2) each (A) director, (B) executive officer and (C) “named executive officer” for 2002, as defined under the rules of the Securities and Exchange Commission, of Panamco, in each case known by Panamco to own shares of Panamco’s Class B Common Stock and (3) all directors and executive officers as of January 20, 2003, as a group. As of January 20, 2003, there were 8,659,802 shares of Panamco’s Class B Common Stock outstanding. There are no options to acquire shares of Panamco’s Class B Common Stock. Unless otherwise indicated in a footnote, the business address of each person listed below is Panamco’s corporate address.

	Amount and Nature of
Name and Address of Beneficial Owner(1)	Beneficial Ownership	Percent of Class

Mr. James M. Gwynn and Mr. Woods Staton in their capacities as Voting Trustees under the Voting Trust Agreement(2)	5,155,052	59.5%
The Coca-Cola Company(3)	2,167,064	25.0%
Venbottling Holdings, Inc.(4)	778,844	9.0%
Gustavo A. Cisneros(5)	272,217	3.1%
Oswaldo J. Cisneros(6)	265,765	3.1%
Wade T. Mitchell	59,525	*
Woods Staton	3,408,838	39.3%
Houston Staton	466	*
All directors and executive officers as a group	4,006,811	46.3%

*	Less than one percent.

(1)	Except as otherwise indicated below, each of the persons named in the table has sole voting and investment power with respect to the shares beneficially owned as set forth opposite such person’s name.
(2)	The address of the Voting Trustees is c/o The Bank of Butterfield Executor & Trustee Co. Ltd., P.O. Box HM 195, Hamilton HM GX, Bermuda. Messrs. Gwynn and Woods Staton disclaim beneficial ownership of the shares held by the Voting Trust that are held on behalf of Voting Trust participants other than themselves.
(3)	The address of The Coca-Cola Company is One Coca-Cola Plaza, Atlanta, Georgia, 30313.
(4)	The business address of Venbottling Holdings, Inc. is Calle 53 Este Marbella, Torre Swiss Bank, Segundo Piso, Panama, Republic of Panama.
(5)	The business address of Gustavo A. Cisneros is Final Avenida La Salle, Edificio Venevisión, Urb. Colina de los Caobos, Caracas, Venezuela. The shares of Panamco’s Class B Common Stock beneficially owned by Gustavo A. Cisneros are held by Venbottling Holdings, Inc. Gustavo A. Cisneros is a director and indirect shareholder of Venbottling Holdings, Inc. and disclaims beneficial ownership of all shares held by Venbottling Holdings, Inc. other than those listed above.
(6)	The business address of Oswaldo J. Cisneros is Av. Francisco de Miranda, Parque Cristal Piso #14, Torre Oeste, Caracas, Venezuela. All of the shares of Panamco’s Class B Common Stock beneficially owned by Oswaldo J. Cisneros are held by Venbottling Holdings, Inc. Oswaldo J. Cisneros is a director and indirect shareholder of Venbottling Holdings, Inc. and disclaims beneficial ownership of all shares held by Venbottling Holdings, Inc. other than those listed above.

      The following table sets forth information with respect to the beneficial ownership of Panamco’s Class A Common Stock as of January 20, 2003 by (1) each stockholder known by Panamco to own beneficially five percent or more of the outstanding shares of Panamco’s Class A Common Stock, (2) each (A) director, (B) executive officer and (C) “named executive officer” for 2002, as defined under the rules of the Securities and Exchange Commission, of Panamco, in each case known by Panamco to own shares of Panamco’s Class A Common Stock and (3) all directors and executive officers of Panamco as of January 20, 2003, as a group. As of January 20, 2003, there were 112,788,049 shares of Panamco’s Class A Common Stock outstanding. Unless otherwise indicated in a footnote to the table set forth below or above, the business address of each person listed below is Panamco’s corporate address.

	Amount and Nature of
	Beneficial	Percent of
Name and Address of Beneficial Owner	Ownership(1)	Class(2)

The Coca-Cola Company	28,458,626	25.2%
Venbottling Holdings, Inc.	10,271,156	9.1%
Gustavo A. Cisneros(3)	3,602,081	3.2%
Oswaldo J. Cisneros(4)	3,516,985	3.1%
William G. Cooling(5)	597,204	*
Gary P. Fayard(6)	7,991	*
Wade T. Mitchell(7)	124,871	*
Paulo Sacchi(8)	352,930	*
Woods W. Staton Welten(9)	918,123	*
Houston Staton Welten(10)	3,584,210	*
Craig D. Jung(12)	325,000	*
James J. Postl(13)	11,735	*
Henry A. Schimberg(14)	359,901	*
Annette Franqui(15)	150,000	*
Rubén Pietropaolo(16)	135,000	*
Carlos Hernández(17)	189,800	*
Félipe Alvira(18)	140,200	*
Jose Antonio de Echavarri(19)	95,800	*
All directors and executive officers as a group	14,111,831	12.3%

*	Less than one percent

(1)	The number of shares includes shares of Panamco’s Class A Common Stock subject to options held by the indicated person, whether or not currently vested, since all options will become vested upon completion of the merger.
(2)	Shares subject to options are considered outstanding for the purpose of determining the percent of the class held by the holder of such option, but not for the purpose of computing the percentage held by others.
(3)	Includes 3,589,923 shares of Panamco’s Class A Common Stock held by Venbottling Holdings, Inc. and 12,158 shares of Panamco’s Class A Common Stock issuable under options beneficially owned by Mr. Gustavo Cisneros. Mr. Gustavo Cisneros is a director and indirect shareholder of Venbottling Holdings, Inc. Mr. Cisneros disclaims beneficial ownership of all shares held by Venbottling Holdings, Inc. other than those listed above.
(4)	Includes 3,504,827 shares of Panamco’s Class A Common Stock held by Venbottling Holdings, Inc. and 12,158 shares of Panamco’s Class A Common Stock issuable under options beneficially owned by Oswaldo J. Cisneros. Mr. Oswaldo Cisneros is a director and indirect shareholder of Venbottling Holdings, Inc. Mr. Cisneros disclaims beneficial ownership of all shares held by Venbottling Holdings, Inc. other than those listed above.
(5)	The shares of Panamco’s Class A Common Stock beneficially owned by Mr. Cooling include 360,442 shares subject to options.
(6)	All of the shares of Panamco’s Class A Common Stock beneficially owned by Mr. Fayard are subject to options.

(7)	The shares of Panamco’s Class A Common Stock beneficially owned by Mr. Mitchell include 14,814 shares subject to options.
(8)	The shares of Panamco’s Class A Common Stock beneficially owned by Mr. Sacchi include 352,920 shares subject to options.
(9)	The shares of Panamco’s Class A Common Stock beneficially owned by Mr. Woods Staton include 14,814 shares subject to options.

(10)	The shares of Panamco’s Class A Common Stock beneficially owned by Mr. Houston Staton include 14,814 shares subject to options.
(11)	The shares of Panamco’s Class A Common Stock beneficially owned by Mr. Furlan include 14,814 shares subject to options.
(12)	The shares of Panamco’s Class A Common Stock beneficially owned by Mr. Jung include 325,000 shares subject to options.
(13)	The shares of Panamco’s Class A Common Stock beneficially owned by Mr. Postl include 9,901 shares subject to options.
(14)	The shares of Panamco’s Class A Common Stock beneficially owned by Mr. Schimberg include 259,901 shares subject to options.
(15)	All of the shares of Panamco’s Class A Common Stock beneficially owned by Ms. Franqui are subject to options.
(16)	All of the shares of Panamco’s Class A Common Stock beneficially owned by Mr. Pietropaolo are subject to options.
(17)	The shares of Panamco’s Class A Common Stock beneficially owned by Mr. Hernández include 189,500 shares subject to options.
(18)	All of the shares of Panamco’s Class A Common Stock beneficially owned by Mr. Alvira are subject to options.
(19)	All of the shares of Panamco’s Class A Common Stock beneficially owned by Mr. de Echavarri are subject to options.

      As of January 20, 2003, there were 2 shares of Panamco’s Series C Preferred Stock outstanding. The Coca-Cola Company is the beneficial owner of such shares.

TRANSACTIONS IN SHARES OF PANAMCO’S STOCK

BY CERTAIN PERSONS

      Except as set forth in the table below, there were no purchases of Panamco’s Class A Common Stock, Class B Common Stock or Series C Preferred Stock made by Panamco during any quarterly period since January 1, 2001. With respect to any such purchases, the table below sets forth the number of shares purchased, the range of prices paid and the average price paid for such shares.

		Number of Shares		Average Purchase
Purchaser	Quarterly Period	Purchased	Range of Prices	Price

Panamco	Quarter ended 3/31/01	765,597	13.99 – 18.99	17.51
	Quarter ended 6/30/01	2,640,160	17.64 – 21.32	19.35
	Quarter ended 9/30/01	2,390,043	16.55 – 20.66	18.75
	Quarter ended 12/31/01	1,487,885	14.84 – 16.62	16.06
	Quarter ended 3/31/02	442,700	14.48 – 18.56	16.38
	Quarter ended 6/30/02	914,600	14.09 – 18.70	17.14
	Quarter ended 9/30/02	1,108,800	9.99 – 14.91	12.38
	Quarter ended 12/31/02	—	—	—

      Coca-Cola FEMSA has not purchased any shares of Panamco’s Class A Common Stock, Class B Common Stock or Series C Preferred Stock since January 1, 2001.

      Except for the transaction described below, there were no transactions in shares of Panamco’s Class A Common Stock, Class B Common Stock or Series C Preferred Stock that were effected during the past 60 days by (1) Panamco, Coca-Cola FEMSA, FEMSA or The Coca-Cola Company, (2) by any director or executive officer of such companies or by any associates of such persons or (3) by any associate or majority-owned subsidiary of Panamco or Coca-Cola FEMSA.

      In December 2002, Mr. Woods Staton transferred by gift a portion of his shares in the entities through which he beneficially owns Panamco’s Common Stock to his wife. The transfer was completed without remuneration and did not constitute a change in Mr. Staton’s beneficial ownership of Panamco’s Common Stock pursuant to the rules of the Securities and Exchange Commission.

OTHER MATTERS

Where You Can Find More Information

      Panamco files annual, quarterly and current reports and other information with the Securities and Exchange Commission. Coca-Cola FEMSA files annual reports with, and submits other reports and information to, the Commission. In addition, because the merger may constitute, if completed, a “going-private transaction,” Panamco and Coca-Cola FEMSA have filed a Rule 13e-3 Transaction Statement on Schedule 13E-3 with respect to the merger. The Schedule 13E-3, the exhibits to the Schedule 13E-3, and such reports and other information contain additional information about Panamco and the merger. Each exhibit to the Schedule 13E-3, including the report of JPMorgan to the Panamco board and the opinion and report of Morgan Stanley to the Coca-Cola FEMSA board, will be made available for inspection and copying at Panamco’s and Coca-Cola FEMSA’s executive offices during regular business hours by any Panamco stockholder or a representative of such stockholder as so designated in writing.

      You may read and copy the Schedule 13E-3 and any reports, statements or other information filed by Panamco or Coca-Cola FEMSA at the Commission’s public reference room at 450 Fifth Street, N.W., Washington, D.C. 20549. Please call the Commission at (800) 732-0330 for further information on the operation of the public reference room. Filings made by Panamco and filings and submissions made by
Coca-Cola FEMSA on or after November 4, 2002 are available at the website maintained by the Commission located at: “http://www.sec.gov.” Panamco’s filings and Coca-Cola FEMSA’s filings and submissions are also available to the public from commercial document retrieval services.

      The Commission allows us to “incorporate by reference” information into this proxy statement. This means that we can disclose important information by referencing to another document filed separately with the Commission. The information incorporated by reference is considered to be part of this proxy statement, and later information filed with the Commission will update and supersede the information in this proxy statement. We incorporate by reference into this proxy statement the following documents filed by Panamco with the Commission under the Exchange Act:

•	Panamco’s Annual Report on Form 10-K for the year ended December 31, 2001 (except to the extent that the financial statements included in this report are for periods ending prior to January 1, 2000);

•	Panamco’s Quarterly Reports on Form 10-Q for the quarters ended March 31, 2002, June 30, 2002 and September 30, 2002; and

•	Panamco’s Current Reports on Form 8-K dated July 2, 2002, August 15, 2002, September 12, 2002, November 4, 2002, November 5, 2002, November 12, 2002 and December 24, 2002.

      In addition, we incorporate by reference into this proxy statement each document Panamco files under Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act after the date of this document and before the special meeting.

      The following reports filed or submitted by Coca-Cola FEMSA with or to the Commission under the Exchange Act are also incorporated by reference into this proxy statement:

•	Coca-Cola FEMSA’s Annual Report on Form 20-F for the year ended December 31, 2001 (except to the extent that the financial statements included in the annual report are for periods ending prior to January 1, 2000); and

•	Coca-Cola FEMSA’s Reports of Foreign Issuer on Form 6-K dated April 30, 2002, July 29, 2002 and October 30, 2002.

      In addition, this proxy statement incorporates by reference any annual report on Form 20-F filed by Coca-Cola FEMSA with the Commission after the date of this proxy statement and before the special meeting and any Report of Foreign Issuer on Form 6-K submitted by Coca-Cola FEMSA to the Commission after the date of this proxy statement and before the special meeting that is specifically designated to be incorporated by reference into this proxy statement.

      You may obtain, without charge, copies of these documents incorporated by reference into this proxy statement (but not including exhibits to these documents unless they are specifically incorporated by reference into these documents) by requesting them in writing or by telephone at the following address:

Panamerican Beverages, Inc. 701 Waterford Way Suite 800 Miami, Florida, 33126 Attn: Laura Maydon Telephone: (305) 929-0867

If you would like to request documents, please do so no later than [ ], 2003 to receive them before the special meeting. The requested documents will be sent without charge by first-class mail within one business day after receipt of the request.

      This proxy statement does not constitute an offer to sell any securities. In addition, this proxy statement does not constitute a solicitation of an offer to buy any securities or the solicitation of a proxy in any jurisdiction to or from any person to whom it is not lawful to make any offer or solicitation in such jurisdiction. The delivery of this proxy statement should not create an implication that there has been no change in Panamco’s or Coca-Cola FEMSA’s affairs since the date of this proxy statement or that the information in this proxy statement is correct as of any later date.

      Stockholders should not rely on information other than that contained or incorporated by reference in this proxy statement or in the Schedule 13E-3 described above. We have not authorized anyone to provide

information that is different from that contained in this proxy statement . This proxy statement is dated [          ], 2003. You should not assume that the information contained in this proxy statement is accurate as of any date other than this date, and the mailing of this proxy statement will not create any implication to the contrary.

Special Note Regarding Forward-Looking Statements

      This proxy statement, including any documents incorporated by reference, contains statements that constitute forward-looking statements. These forward-looking statements are not historical facts but rather relate to Coca-Cola FEMSA, Panamco, their businesses, the proposed combined company, the merger and its impact and Coca-Cola FEMSA’s plans and strategies regarding Panamco and the combined company following the merger. These forward-looking statements reflect the views of Coca-Cola FEMSA’s and Panamco’s management as of the date of this document concerning future results and events. When used in this proxy statement, the words “believes,” “expects,” “intends,” “plans,” “anticipates,” “likely,” “will” and similar expressions identify the forward-looking statements. Readers are cautioned not to put undue reliance on such forward-looking statements, which are not a guarantee of performance, events or circumstances and are subject to a number of risks, uncertainties and other factors, many of which are outside Coca-Cola FEMSA’s and Panamco’s control and that could cause actual results of Coca-Cola FEMSA, Panamco or the combined company to differ materially from such statements. Certain of these risks, uncertainties and other factors (including the ability of Coca-Cola FEMSA’s management to realize synergies and successfully integrate the operations of Coca-Cola FEMSA and Panamco following the merger) are described elsewhere in this proxy statement or are described in Coca-Cola FEMSA’s and Panamco’s filings with and submissions to the Securities and Exchange Commission.

      The completion of the merger is subject to a number of conditions and risks, which are described elsewhere in this proxy statement. Neither Coca-Cola FEMSA nor Panamco is under any obligation, and Coca-Cola FEMSA and Panamco expressly disclaim any intention or obligation, to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

      There is no safe harbor for forward-looking statements under the Private Securities Litigation Reform Act of 1995 in connection with a going-private transaction.

ANNEX A

AGREEMENT OF MERGER

among

COCA-COLA FEMSA, S.A. DE C.V.,

MIDTOWN SUB, INC.

and

PANAMERICAN BEVERAGES, INC.

Dated as of December 22, 2002

A-i

A-ii

A-iii

AGREEMENT OF MERGER

      THIS AGREEMENT OF MERGER, dated as of December 22, 2002 (this “Agreement”), is among Coca-Cola Femsa, S.A. de C.V., a corporation organized under the laws of the United Mexican States (“Parent”), Midtown Sub, Inc., a corporation organized under the laws of the Republic of Panama and a wholly owned subsidiary of Parent (“Merger Sub”), and Panamerican Beverages, Inc., a corporation organized under the laws of the Republic of Panama (the “Company” and, together with Parent and Merger Sub, the “Parties”).

      WHEREAS, the Boards of Directors of Parent, Merger Sub and the Company have each determined that this Agreement and the transactions contemplated hereby, including the Merger (as defined in Section 1.01), are advisable and fair to, and in the best interests of, the respective stockholders of their companies;

      WHEREAS, in order to induce Parent and Merger Sub to enter into this Agreement, and as a condition to their doing so, simultaneously with the execution and delivery of this Agreement, (a) Parent and the Company are entering into Stockholder Agreements with each of The Coca-Cola Company, a Delaware corporation (“TCCC”), and certain Subsidiaries of TCCC and with the voting trust (the “Trust”) established pursuant to the Voting Trust Agreement (the “Voting Trust Agreement”) for certain shares of the Company Class B Stock (as defined in Section 3.02(a)), amended and restated as of July 15, 1993 and further amended on the date hereof as set forth below, and certain participants in the Trust (each, a “Stockholder Agreement” and collectively with the Voting Trust Amendment, the “Stockholder Agreements”) pursuant to which each such stockholder or participant (“Stockholder”) is agreeing, among other things, to vote or cause to be voted in favor of the Merger all shares of Company stock beneficially owned by such stockholder in accordance with and subject to the terms set forth in the applicable Stockholder Agreement and (b) the Voting Trust Agreement is being amended by the requisite participants in the Trust (the “Voting Trust Amendment”); and

      NOW, THEREFORE, in consideration of the premises and the representations, warranties, covenants and agreements herein contained, and intending to be legally bound hereby, the Company, Parent and Merger Sub hereby agree as follows:

ARTICLE I

THE MERGER

      SECTION 1.01.     The Merger. At the Effective Time (as defined in Section 1.02), upon the terms and subject to the conditions of this Agreement and in accordance with the General Corporation Law of the Republic of Panama (“Panama Law”), Merger Sub shall be merged with and into the Company (the “Merger”), whereupon the Company shall continue as the surviving corporation (the “Surviving Corporation”) and the separate corporate existence of Merger Sub shall cease.

      SECTION 1.02.     Effective Time. Subject to the provisions of this Agreement, Parent, Merger Sub and the Company shall cause the Merger to be consummated by filing a certificate of merger and other appropriate documents complying with Panama Law with the Public Registry Office of the Republic of Panama (the “Certificate of Merger”). Such Certificate of Merger shall provide that the Merger becomes effective at the time that is the equivalent in the Republic of Panama to 5:00 p.m. New York time on the Closing Date. The Merger shall become effective at such time as so provided in the Certificate of Merger (the “Effective Time”).

      SECTION 1.03.     Closing of the Merger. The closing of the Merger (the “Closing”) will take place at a time and on a date (the “Closing Date”) to be specified by Parent, which shall be no later than the third Business Day (as defined in Section 10.11(d)) (or such longer period of time as may be required in connection with the drawdown on the Commitments (as defined in Section 4.07) at Closing, but in no event later than the fifth Business Day) after satisfaction or waiver of the conditions set forth in Article VIII (other than those conditions that by their nature are to be satisfied at the Closing, but subject to the fulfillment or waiver of those conditions), at the offices of Cleary, Gottlieb, Steen & Hamilton, One Liberty Plaza, New York, New York 10006, unless another time, date or place is agreed to in writing by the Parties.

      SECTION 1.04.     Effects of the Merger. From and after the Effective Time, the Merger shall have the effects provided under Panama Law and the Surviving Corporation shall possess all the rights, powers, privileges and franchises, and be subject to all of the obligations, liabilities, restrictions and disabilities, of Target and Merger Sub, all as provided under Panama Law.

      SECTION 1.05.     Surviving Corporation Articles of Incorporation and By-laws. The articles of incorporation of Merger Sub, substantially in the form attached hereto as Exhibit A, in effect immediately prior to the Effective Time shall be the articles of incorporation of the Surviving Corporation, until amended in accordance with such articles of incorporation and Panama Law. The by-laws of Merger Sub, substantially in the form attached hereto as Exhibit B, in effect immediately prior to the Effective Time shall be the by-laws of the Surviving Corporation, until amended in accordance with such by-laws, the Surviving Corporation’s articles of incorporation and Panama Law.

      SECTION 1.06.     Directors. The directors of Merger Sub immediately prior to the Effective Time shall be the directors of the Surviving Corporation, each to hold office in accordance with the articles of incorporation and by-laws of the Surviving Corporation until their respective successors are duly elected or appointed and qualified or until their earlier death, resignation or removal in accordance with the articles of incorporation and by-laws of the Surviving Corporation.

      SECTION 1.07.     Officers. The officers of the Company immediately prior to the Effective Time shall be the officers of the Surviving Corporation, each to hold office in accordance with the articles of incorporation and by-laws of the Surviving Corporation until their respective successors are duly elected or appointed and qualified or until their earlier death, resignation or removal in accordance with the articles of incorporation and by-laws of the Surviving Corporation.

ARTICLE II

CONVERSION OF SECURITIES

      SECTION 2.01.     Conversion of Securities. At the Effective Time, by virtue of the Merger and without any action on the part of any of the Parties or any holder of any securities of the Company or Merger Sub:

(a) Each issued and outstanding share of capital stock of Merger Sub shall be converted into and become one validly issued, fully paid and nonassessable share of common stock, no par value per share, of the Surviving Corporation.

(b) Each share of Company Stock that is held by the Company as treasury stock or otherwise, or by Parent or Merger Sub or by any subsidiary of Parent or Merger Sub, shall automatically be canceled and cease to exist without any conversion thereof, and no consideration shall be delivered or deliverable with respect thereto.

(c) Each issued and outstanding share of Company Stock (other than shares of Company Stock to be canceled in accordance with Section 2.01(b)) shall be converted into the right to receive:

(i) U.S. $22.00 in cash for each share of Company Class A Stock (as defined in Section 3.02(a)) (the “Class A Cash Consideration”);

(ii) U.S. $38.00 in cash for each share of Company Class B Stock (as defined in Section 3.02(a)) (the “Class B Cash Consideration” and, together with the Class A Cash Consideration, the “Cash Consideration”); and

(iii) in accordance with Section 2.03, one or more Promissory Notes (as defined in Section 2.03) that, in the aggregate, entitle the holders thereof (which holders shall be restricted to one or more of TCCC and its designated Affiliates) to subscribe to 304,045,678 validly issued, fully paid and nonassessable Series D shares of Parent, no par value (the “Parent Series D Shares”), for all outstanding shares of Class C Preferred Stock of the Company, U.S. $.01 par value (the “Company Class C Stock”) and the aggregate number of issued and outstanding shares of Class D Preferred Stock of the Company, U.S. $.01 par value (“Company Class D Stock”) issued pursuant to the Stockholder Agreement with TCCC and certain Subsidiaries of TCCC (the “TCCC Stockholders Agreement”), (such consideration, the “TCCC Consideration” and, together with the Cash Consideration, the “Merger Consideration”).

(iv) If, between the date of this Agreement and the Effective Time, the outstanding Parent Series D Shares are changed into a different number or class of shares by reason of any stock split, division or subdivision of shares, stock dividend, reverse stock split, consolidation of shares, reclassification, recapitalization or other similar transaction, or if Parent pays any extraordinary dividend or distribution or pays any dividend or distribution in kind, then the TCCC Consideration shall be appropriately adjusted to provide the holders of Promissory Notes with the same economic effect as contemplated prior thereto.

      SECTION 2.02.     Stock Options; Restricted Stock. (a) Prior to the Effective Time, the Company shall take all action necessary to cancel, effective immediately prior to the Effective Time, each option to purchase shares of Company Stock granted under the Company’s Equity Incentive Plan, the Company’s Stock Option Plan for Non-Employee Directors, the Stock Option Agreement of Mr. Cooling, dated November 10, 2000, and the Stock Option Agreement of Mr. Schimberg, dated November 10, 2000 (collectively, the “Company Stock Plans”), whether vested or unvested, that is outstanding immediately prior to the Effective Time (each, a “Company Stock Option”), with the holder thereof becoming entitled to receive an amount in cash (less any applicable income or employment tax withholding) per share of Company Stock subject to such Company Stock Option equal to the excess, if any, of (i) the Class A Cash Consideration over (ii) the exercise price per share of such Company Stock Option, and shall have no further rights with respect to any such Company Stock Option. Parent shall cause the Surviving Corporation to pay all amounts payable pursuant to this Section 2.02(a) as soon as possible but in any event no later than the second business day following the Effective Time.

      (b) Each share of Company Class A Stock held by Mr. Cooling and Mr. Schimberg (the “Restricted Shareholders”) that are subject to the restrictions set forth in the Restricted Stock Agreements (as defined below) as of the Effective Time (after giving effect to the vesting of a portion of such shares at the Effective Time) shall be converted into the right to receive Class A Cash Consideration and the Class A Cash Consideration to be received upon surrender of the Company Certificates representing such shares of Company Class A Stock to the Paying Agent in accordance with Section 2.03 shall be deposited into escrow. 31.03% of such Class A Consideration held in escrow for the benefit of each Restricted Shareholder shall be released to such Restricted Shareholder in the event the Average Closing Price (as defined below) equals or exceeds 110.22% of the Initial Price (as defined below) on or before November 10, 2005 and any and all Class A Consideration held in escrow for the benefit of such Restricted Shareholder shall be released to such Restricted Shareholder in the event the Average Closing Price equals or exceeds 132.95% of the Initial Price on or before November 10, 2006. The Restricted Shareholders shall forfeit any of the Class A Cash Consideration remaining in escrow after November 10, 2006 and such amount shall be released to Parent. The “Initial Price” shall mean the Average Closing Price as of the Closing Date. The “Average Closing Price” with respect to any day shall mean the average closing price of the Parent’s ADS over the 15 consecutive trading days immediately preceding such day using the closing prices for the Parent’s ADS reported in The Wall Street Journal’s New York Stock Exchange Composite Transactions. The “Restricted Stock Agreements” shall mean the Restricted Stock Agreement between the Company and Mr. Schimberg dated November 10, 2000 and amended as of March 6, 2002 and the Restricted Stock Agreement between the Company and Mr. Cooling dated November 10, 2000 and amended as of March 6, 2002.

      (c) Prior to the Effective Time, the Company shall make any amendments to the terms of such Company Stock Plans and any related stock option agreements and the Restricted Stock Agreements that are necessary to give effect to the transactions contemplated by this Section 2.02.

      SECTION 2.03.     Exchange of Company Certificates. (a) Prior to the Effective Time, Parent shall deliver to Merger Sub one or more promissory notes (the “Promissory Notes”) with an aggregate principal amount equal to U.S. $673,765,224.

      (b) After the Effective Time, Parent shall cause the Surviving Corporation to deliver the Promissory Notes to the holders of the Company Class C Stock and the Company Class D Stock immediately upon such holders’ surrender to the Surviving Corporation of the certificates evidencing such shares of Company Class C Stock and Company Class D Stock. Immediately upon surrender of the Promissory Notes for cancellation to Parent, the surrendering shareholders (which shall be restricted to one or more of TCCC and its designated Affiliates) shall receive from Parent (and Parent shall deliver), subject to Section 2.01(c)(iv), 304,045,678 Parent Series D Shares. Upon the surrender of the Promissory Notes, the Parent Series D Shares shall be delivered in certificated form and shall, unless not required under applicable securities Laws (as defined in Section 3.10), be stamped or otherwise imprinted with a legend in the following form:

(i) The shares represented by this certificate have not been registered under the United States Securities Act of 1933, as amended, and may not be transferred, sold or otherwise disposed of except pursuant to an effective registration statement or pursuant to an exemption from registration under such Act and in compliance with all other applicable securities laws.

(ii) The shares represented by this certificate are subject to restrictions on transfer, certain other restrictions, certain rights of the shareholders of the Company to purchase such shares and certain other rights the terms and conditions of which are set forth in the Company’s By-Laws [for definitive certificates, add the following:

reproduced on the reverse of this certificate] and the Service Agreement, dated June 21, 1993, between the Company and the Trustee Division of Banca Serfin, S.A. and the Shareholders Agreement dated as of June 21, 1993, as such Agreements may have been amended. No transfer of such shares will be made on the stock register of the Corporation unless accompanied by evidence of compliance with the terms of such By-Laws and Agreements.

No certificates or scrip representing fractional Parent Series D Shares or book-entry credit of the same shall be issued upon cancellation of any Promissory Notes. Any holder of a Promissory Note who would otherwise be entitled to receive a fraction of a Parent Series D Share shall, in lieu of such fraction of a share and upon surrender of such holder’s Promissory Note(s), be paid an amount in cash (without interest) equal to the product obtained by multiplying such fractional share interest to which such holder (after taking into account all fractional share interests then held by such holder) would otherwise be entitled by U.S. $2.22.

      (c) Prior to the Effective Time, Parent shall deliver to Merger Sub cash equal to the aggregate Cash Consideration and shall designate a bank or trust company reasonably acceptable to the Company, to act as an agent (the “Paying Agent”) for the payment of the Cash Consideration in accordance with Sections 2.01(c)(i) and 2.01(c)(ii) upon surrender of certificates formerly representing shares of Company Class A Stock and Company Class B Stock (the “Company Certificates”). Parent shall take all steps necessary to enable, and shall cause, the Surviving Corporation to deliver to the Paying Agent for the benefit of the holders of the Company Certificates immediately following the Effective Time cash sufficient to pay the aggregate Cash Consideration (such cash being referred to hereinafter as the “Exchange Fund”).

      (d) Promptly following the Effective Time but in no event later than five days thereafter, the Surviving Corporation shall cause the Paying Agent to mail to each holder of record of a Company Certificate (i) a form of letter of transmittal which shall specify that delivery shall be effected, and risk of loss and title to the shares of Company Stock shall pass, only upon proper delivery of the Company Certificates to the Paying Agent, and which letter shall be in customary form and have such other provisions as Parent may reasonably specify (the “Letter of Transmittal”), (ii) instructions for effecting the surrender of such shares of Company Class A Stock and Company Class B Stock in exchange for the Cash Consideration, and (iii) applicable tax forms with respect to withholding any amounts from the Cash Consideration. Upon surrender of a Company Certificate to the Paying Agent together with such Letter of Transmittal, duly executed and completed in accordance with the instructions thereto and such other documents as may reasonably be required by the Paying Agent, the holder of such Certificate shall be entitled to receive in exchange therefor the amount of cash which the Company Class A Stock or Company Class B Stock formerly represented by such Certificate shall have converted into pursuant to Section 2.01. No interest will be paid or will accrue on the Cash Consideration. In the event of a transfer of ownership of shares of Company Class A Stock which are not registered in the transfer records of the Company, a check for the Class A Cash Consideration may be issued with respect to such shares of Company Class A Stock to such a transferee if the Company Certificate representing such Company Class A Stock is presented to the Paying Agent, accompanied by all documents required to evidence and effect such transfer and to evidence that any applicable stock transfer taxes have been paid.

      SECTION 2.04.     No Further Ownership Rights in Company Stock. All Promissory Notes issued and cash paid upon conversion of shares of Company Stock in accordance with the terms of this Article II shall be deemed to have been issued or paid in full satisfaction of all rights pertaining to shares of Company Stock. Until surrendered as contemplated by this Article II, each Company Certificate and each certificate representing Company Class C Stock and Company Class D Stock shall be deemed at any time after the Effective Time to represent only the right to receive upon such surrender (i) the Class A Cash Consideration, (ii) the Class B Cash Consideration or (iii) the TCCC Consideration. All shares of Company Stock when so converted into the right to receive the Merger Consideration shall no longer be outstanding and shall be canceled and retired.

      SECTION 2.05.     Termination of the Exchange Fund. Any portion of the Exchange Fund which remains undistributed to the holders of Company Certificates six months after the Effective Time shall be delivered to Parent or otherwise on the instruction of Parent and any holders of Company Certificates who have not theretofore complied with this Article II shall thereafter look only to the Surviving Corporation and Parent for the Merger Consideration with respect to the shares of Company Stock formerly represented thereby to which such holders are entitled pursuant to Section 2.01 as general creditors of the Surviving Corporation and Parent.

      SECTION 2.06.     No Liability. None of Parent, the Surviving Corporation or the Paying Agent shall be liable to any Person in respect of any cash delivered to a public official pursuant to any applicable abandoned property, escheat or similar law. If any Company Certificates or certificates representing Company Class C Stock or Company Class D Stock shall not have been surrendered prior to five years after the Effective Time (or immediately prior to such earlier date on which any Merger Consideration would otherwise escheat to, or become the property of, any Governmental Entity (as defined in Section 3.09(a)), any such Merger Consideration in respect thereof shall, to the extent permitted by applicable Law, become the property of the Surviving Corporation, free and clear of all claims or interest of any Person previously entitled thereto.

      SECTION 2.07.     Investment of Exchange Fund. The Paying Agent shall invest any cash included in the Exchange Fund as directed by Parent. Any interest and other income resulting from such investments shall be paid to the Surviving Corporation. If for any reason (including losses) the Exchange Fund is inadequate to pay the aggregate Cash Consideration payable hereunder, Parent and the Surviving Corporation shall in any event, subject to Section 2.06 (No Liability), be liable for payment thereof. The Exchange Fund shall not be used for any purpose except as expressly provided in this Agreement.

      SECTION 2.08.     Lost Company Certificates. If any Company Certificate or certificate representing Company Class C Stock or Company Class D Stock shall have been lost, stolen, defaced or destroyed, upon the making of an affidavit of that fact by the Person claiming such Company Certificate or certificate representing Company Class C Stock or Company Class D Stock to be lost, stolen, defaced or destroyed and, if required by the Surviving Corporation, the posting by such Person of a bond in such reasonable amount as the Surviving Corporation may direct as indemnity against any claim that may be made against it with respect to such Company Certificate or certificate representing Company Class C Stock or Company Class D Stock, the Paying Agent or Merger Sub, as the case may be, will deliver in exchange for such lost, stolen, defaced or destroyed Company Certificate or certificate representing Company Class C Stock or Company Class D Stock the applicable Merger Consideration with respect to the shares of Company Stock formerly represented thereby in each case, pursuant to this Agreement.

      SECTION 2.09.     Withholding Rights. Each of the Paying Agent, Surviving Corporation and Parent shall be entitled to deduct and withhold (x) from the Cash Consideration otherwise payable pursuant to this Agreement to any holder of shares of Company Stock or Restricted Company Stock and (y) from any amount otherwise payable with respect to any Company Stock Options pursuant to Section 2.02, such amounts as it is required to deduct and withhold with respect to the making of such payment under the Code (as defined in Section 10.11(e)) and the rules and regulations promulgated thereunder, or any provision of state, local or non-U.S. tax Law. To the extent that amounts are so withheld and paid over to or deposited with the appropriate taxing authority by the Paying Agent, the Surviving Corporation or Parent, as the case may be, such withheld amounts shall be treated for all purposes of this Agreement as having been paid to the holder of shares of Company Stock, Restricted Company Stock or Company Stock Options in respect to which such deduction and withholding was made by the Paying Agent, the Surviving Corporation or Parent, as the case may be.

      SECTION 2.10.     Further Assurances. At and after the Effective Time, the officers and directors of the Surviving Corporation will be authorized to execute and deliver, in the name and on behalf of the Company or Merger Sub, any deeds, bills of sale, assignments or assurances and to take and do, in the name and on behalf of the Company or Merger Sub, any other actions and things to vest, perfect or confirm of record or otherwise in the Surviving Corporation any and all right, title and interest in, to and under any of the rights, properties or assets deemed acquired or to be acquired by the Surviving Corporation as a result of, or in connection with, the Merger.

      SECTION 2.11.     Stock Transfer Books. The stock transfer books of the Company shall be closed immediately upon the Effective Time and there shall be no further registration of transfers of shares of Company Stock thereafter on the records of the Company. If, after the Effective Time, any certificates formerly representing Company Stock entitled to convert into the right to receive Merger Consideration pursuant to Section 2.01 are presented to the Surviving Corporation or Paying Agent for any reason, such certificates shall be canceled and exchanged as provided in this Article II.

ARTICLE III

REPRESENTATIONS AND WARRANTIES OF THE COMPANY

      Except as set forth (i) in the Company SEC Reports (as defined in Section 3.04(a)); (ii) in the section of the disclosure letter delivered by the Company to Parent prior to the execution of this Agreement (the “Company Disclosure Letter”) that specifically relates to the correspondingly numbered Section and subsection of this Article III or (iii) in any other section of the Company Disclosure Letter to the extent that the relation between the disclosure and the numbered Section and subsection of this Article III is reasonably apparent on the face of such disclosure, the Company hereby represents and warrants to each of Parent and Merger Sub as follows:

      SECTION 3.01.     Organization and Qualification; Subsidiaries. (a) The Company and each of its Significant Subsidiaries (as defined in Section 10.11(h)) is a corporation or legal entity duly organized, validly existing and in good standing under the Laws of the jurisdiction of its incorporation, and, except to the extent it has not had, and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect (as defined in Section 10.11(f)) on the Company, the Company and each of its Subsidiaries have all requisite corporate, partnership or similar power and authority to own, lease and operate its properties and to carry on its businesses as now conducted.

      (b) Section 3.01(b)(i) of the Company Disclosure Letter sets forth a list of all Subsidiaries of the Company that would be required to be listed in accordance with paragraph (b)(21) of Item 601 of Regulation S-K of the U.S. Securities and Exchange Commission (the “SEC”) in an exhibit to an annual report on Form 10-K filed by the Company with the SEC, assuming the fiscal year covered by such report ended on the date of this Agreement (determined by reference to the audited consolidated financial statements of the Company for the fiscal year ended December 31, 2001). Except for the Subsidiaries of the Company as of the date of this Agreement, the Company does not own, directly or indirectly, beneficially or of record, any shares of capital stock, voting security or ownership interest of any other entity or any other investment in any other entity.

      (c) The Company and each of its Significant Subsidiaries is duly qualified or licensed and in good standing to do business in each jurisdiction in which the property owned, leased or operated by it or the nature of the business conducted by it makes such qualification or licensing necessary, except where the failure to be so duly qualified or licensed and in good standing has not had, and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect on the Company.

      (d) The Company has heretofore delivered or made available to Parent accurate and complete copies of the articles or certificate of incorporation and by-laws or other similar organizational documents, as currently in effect, of the Company and each of its Significant Subsidiaries. The Company Organizational Documents (as defined in Section 3.03) constitute the most recently amended articles of incorporation and by-laws of the Company and are in full force and effect.

      SECTION 3.02.     Capitalization of the Company and Its Subsidiaries. (a) The authorized capital stock of the Company consists of (i) 500,000,000 shares of Class A Common Stock of the Company, U.S. $.01 par value (the “Company Class A Stock”), (ii) 50,000,000 shares of Class B Common Stock of the Company, U.S.$.01 par value (the “Company Class B Stock”) and (iii) 50,000,000 shares of Preferred Stock of the Company, U.S.$.01 par value (the “Company Preferred Stock”). As of December 17, 2002 (the “Company Capitalization Date”) (i) 111,383,710 shares of Company Class A Stock, 8,659,814 shares of Company Class B Stock and 2 shares of Company Preferred Stock were issued and outstanding, of which 466,667 shares of Company Class A Stock remain subject to restrictions under the Restricted Stock Agreements; (ii)(x) 7,602,884 shares of Company Class A Stock were subject to outstanding Company Stock Options (with a weighted average exercise price of U.S.$16.05) and (y) if all Company Stock Options with an exercise price at or above U.S.$22 per share are excluded, 6,975,440 shares of Company Class A Stock were subject to outstanding Company Stock Options (with a weighted average exercise price of U.S.$15.03) and 6,496,302 shares of Company Class A Stock remain in reserve available for issuance under the Company Stock Plans; and (iii) 26,057,108 shares of Company Class A Stock and 2,377,897 shares of Company Class B Stock were issued and held in the treasury of the Company. All the outstanding shares of Company Stock are (and the shares of Company Stock issued (A) to Subsidiaries of TCCC pursuant to the TCCC Stockholders Agreement and (B) as a result of exercise, if any, prior to the Effective Time of outstanding Company Stock Options described in the first sentence of this Section 3.02(a) will be, when issued in accordance with the terms thereof) duly authorized, validly issued, fully paid and non-assessable. From the Company Capitalization Date to the date hereof, there have been no issuances of shares of the capital stock or other securities of the Company or of options, warrants and rights with respect to shares of Company Stock or other securities of the Company, other than the issuance of shares of (A) Company Class A Stock pursuant to the exercise of Company Stock Options outstanding on the Company Capitalization Date and (B) upon conversion of the Company Class B Stock into Company Class A Stock in manner that both (x) is permitted pursuant to the Company Organizational Documents (as defined in Section 3.03(b)) and (y) has not caused the number of outstanding shares of Company Class B Stock to be below the number that would cause all outstanding shares of Company Class B Stock to automatically convert into Company Class A Stock pursuant to Article 4 — Powers and Rights of the Class A Common Stock and the Class B Common Stock of the Restatement of Articles of Incorporation of the Company, dated as of May 12, 2000 (the “Company Articles”). Except as set forth above, as of the date of this Agreement, (1) there are no shares of capital stock of the Company authorized, issued or outstanding, (2) there are no authorized or outstanding options, warrants, restricted shares, calls, preemptive rights, stock appreciation rights, subscriptions or other rights, agreements, arrangements or commitments of any character (whether or not conditional) relating to the issued or unissued capital stock of the Company or any of its Significant Subsidiaries, obligating the Company or any of its Significant Subsidiaries to issue, transfer or sell or cause to be issued, transferred or sold any additional shares of capital stock or other equity interest in the Company or any of its Significant

Subsidiaries or securities convertible into, or exchangeable for, such shares or equity interests, or obligating the Company or any of its Significant Subsidiaries to grant, extend or enter into any such option, warrant, restricted stock, call, subscription, preemptive right, stock appreciation right or other right, agreement, arrangement or commitment, and (3) there are no outstanding contractual obligations of the Company or any of its Significant Subsidiaries to repurchase, redeem or otherwise acquire any shares of Company Stock or other capital stock of the Company or any of its Significant Subsidiaries, or to make any payments based on the market price or value of shares or other capital stock of the Company or its Significant Subsidiaries, or to provide funds to make any investment (in the form of a loan, capital contribution or otherwise) in any Subsidiary or any other entity other than loans to Subsidiaries in the ordinary course of business. Section 3.02(a) of the Company Disclosure Letter sets forth a complete and correct list of all stockholder agreements, voting trusts or other agreements or understandings to which the Company or any of its Significant Subsidiaries is a party or by which the Company or any of its Significant Subsidiaries is bound, in each case, relating to the voting of any shares of the capital stock of the Company or its Significant Subsidiaries.

      (b) All of the outstanding capital stock of the Company’s Significant Subsidiaries is owned by the Company. All of the capital stock of the Company’s Significant Subsidiaries owned by the Company, directly or indirectly, is so owned free and clear of any Lien (as defined below). None of the Company’s Subsidiaries owns any capital stock of the Company. For purposes of this Agreement, “Lien” means, with respect to any asset (including any security), any mortgage, lien, pledge, charge, security interest, preemptive right, contractual restriction on voting or transfer (including irrevocable proxy grants) or encumbrance of any kind in respect of such asset.

      (c) Except with respect to the Merger, the Company Board has not determined that any transfer that would result in a Person having the Beneficial Ownership of 10% or more of the issued and outstanding Company Class A Stock is permissible under Article 14 — Limitations on Acquisition and Transfer of Shares of Class A Common Stock of the Company Articles.

      SECTION 3.03.     Authority Relative to This Agreement. (a) The Company has all necessary corporate power and authority to execute and deliver this Agreement and each Stockholder Agreement to which it is a party and to consummate the transactions contemplated hereby or by such Stockholder Agreement (other than, with respect to the consummation of the agreement of merger contained in this Agreement, the Required Company Votes (as defined in Section 3.03(b)). The Board of Directors of the Company (the “Company Board”) has duly and validly authorized the execution, delivery and performance by the Company of this Agreement and each such Stockholder Agreement and approved the consummation by the Company of the transactions contemplated hereby or by each such Stockholder Agreement, and taken all corporate actions required to be taken by the Company Board for the execution, delivery and performance of this Agreement and each such Stockholder Agreement and the consummation of the transactions, including the Merger, contemplated hereby and each such Stockholder Agreement, and has by resolution (i) approved, and declared advisable, the agreement of merger contained within this Agreement; (ii) determined that such transactions are advisable and fair to, and in the best interests of, the Company’s stockholders, other than TCCC and its Subsidiaries; (iii) proposed, for the approval of the holders of Company Class B Stock, that the holders of Company Class A Stock, as a class, are asked to approve the agreement of merger contained in this Agreement (pursuant to a class vote in which the requisite approval will be the affirmative vote of a simple majority of the shares of Company Class A Stock that are present or represented by proxy at the meeting and the quorum will be a simple majority of the issued and outstanding shares of Company Class A Stock) and recommended that the holders of Company Class B Stock approve that the holders of the Company Class A Stock are asked to approve the agreement of merger contained in this Agreement; (iv) recommended that the stockholders of the Company approve and adopt such agreement of merger; (v) authorized the issuance of Company Class D Stock required pursuant to the TCCC Stockholders Agreement and Section 7.02, in an amount and pursuant to the terms specified in the certificate of designations relating thereto; (vi) duly determined that the execution, delivery and performance of this Agreement and the Stockholder Agreements and the consummation of the transactions, including the Merger, contemplated by this Agreement and by the Stockholder Agreements is permissible under Article 14 — Limitations on Acquisition and Transfer of

Shares of Class A Common Stock of the Company Articles; and (vii) waived any first offer or refusal rights, veto rights or other similar rights to which the Company may be entitled with respect to the transfer of Company Stock by any Person in connection with or related to the execution, delivery and performance of this Agreement and the Stockholder Agreements or the transactions contemplated by this Agreement, including the Merger, or any Stockholder Agreement to which it is a party. No other corporate proceedings on the part of the Company are necessary to authorize this Agreement or the Stockholder Agreements or to consummate the transactions contemplated hereby or thereby (other than, with respect to the consummation of the agreement of merger contained within this Agreement, the Required Company Votes). All resolutions of the Company Board described above were approved by all directors other than Mr. Fayard (who did not participate) and Mr. Schimberg (who abstained). In addition, with respect to a resolution to determine that the agreement of merger contained in this Agreement and the other transactions contemplated hereby are advisable and fair to, and in the best interests of, the holders of the Company Class A Stock, other than TCCC and its Subsidiaries, all directors (other than Mr. Fayard (who did not participate), Mr. Schimberg (who abstained) and all other directors who hold shares of Company Class B Stock (who abstained)) voted in favor. This Agreement and the Stockholder Agreements to which the Company is a party have been duly and validly executed and delivered by the Company and constitute a valid, legal and binding agreement of the Company, enforceable against the Company in accordance with their terms.

      (b) The Company Board has directed that the agreement of merger contained within this Agreement and the approval of a vote by the holders of Company Class A Stock on the agreement of merger contained in this Agreement as contemplated in clause (iii) of Section 3.03(a) be submitted to the stockholders of the Company entitled to vote thereon for their approval at a meeting to be held for that purpose. At such meeting, the affirmative votes of the holders of a majority of the outstanding Company Class B Stock and the approval of this Agreement and the Merger by the holders of all outstanding shares of Company Class C Stock (together, the “Required Company Votes”) are the only votes of the holders of any class or series of capital stock of the Company necessary to adopt the agreement of merger contained within this Agreement and to ask the holders of the Company Class A Stock to approve the agreement of merger contained in this Agreement. No other vote or approval of the stockholders of the Company is required by Panama Law or the Company Articles and the Amended and Restated By-Laws of the Company, dated as of May 3, 2002 (together with the Company Articles, each as currently in effect, the “Company Organizational Documents”), in order for the Company to approve and adopt the agreement of merger contained within this Agreement, and to ask the holders of the Company Class A Stock to approve the agreement of merger contained in this Agreement, or to consummate the transactions contemplated hereby or by any Stockholder Agreement.

      (c) The Company Board, after due inquiry and discussion, determined that Messrs. Jung, Furlan and Postl (the “Specified Directors”) do not have any conflict that may impair their judgment with respect to the approval of the resolution described in the penultimate sentence of Section 3.03(a). In approving the transactions contemplated by this Agreement, the Company Board took into account discussions between the Specified Directors and major holders of shares of Company Class B Stock (other than TCCC and its Subsidiaries) regarding the allocation of the Cash Consideration between the shares of Company Class A Stock and the shares of Company Class B Stock.

      SECTION 3.04.     SEC Reports; Financial Statements. (a) The Company has timely filed all forms, reports, certifications and documents required to be filed by the Company pursuant to Section 13(a), 14(a) or 15(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or the rules and regulations promulgated thereunder, including Regulations 13A, 14A and 14C and Rules 15d-1 through 15d-21, with the SEC from and after January 1, 2000, each of which, as of its respective date (or if amended, superseded or supplemented by a filing prior to the date of this Agreement, then on the date of such filing), complied in all material respects with all applicable requirements of the Exchange Act, each as in effect on the dates such forms, reports, certifications and documents were filed (or if amended, superseded or supplemented by a filing prior to the date of this Agreement, then on the date of such filing). None of such forms, reports or documents, including any financial statements, exhibits or schedules included or incorporated by reference therein, contained, when filed (and, if amended, superseded or supplemented by a filing prior to the date of this Agreement, then on the date of such filing), any untrue statement of a material fact or omitted to state a material fact required to be stated or incorporated by reference therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. Since January 1, 2000, no Subsidiary of the Company has filed, or has been required to file, any form, report or other document with the SEC. Prior to the date of this Agreement, the Company has not filed and has not been required to file any proxy or information statement with the SEC. The Company has heretofore delivered or made available to Parent, in the form filed with the SEC (including any amendments thereto), (i) its Annual Report on Form 10-K for the fiscal year ended December 31, 2001 and (ii) all other forms, reports, certifications and documents filed by the Company with the SEC from and after January 1, 2002, and prior to the date hereof (such forms, reports, certifications and documents referred to in clauses (i) or (ii) above, the “Company SEC Reports”).

      (b) As of its filing date (and, if amended, superseded or supplemented by a filing prior to the date of this Agreement, then the date of such filing), the consolidated financial statements (including the related notes) of the Company included (or incorporated by reference) in the Company SEC Reports complied as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto, were prepared, in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) (except, in the case of unaudited interim financial statements, as permitted by the rules and regulations of the SEC), applied on a consistent basis (except as specifically indicated in the notes thereto), and on that basis fairly presented the consolidated financial position of the Company and its consolidated Subsidiaries as of the dates thereof and their consolidated results of operations and cash flows for the periods then ended (subject, in the case of unaudited interim financial statements, to normal year-end adjustments).

      SECTION 3.05.     Accounting Matters and Internal Controls. (a) Since January 1, 2001, the Company has not received written notice from the SEC or any other Governmental Entity that any of its accounting policies or practices are the subject of any review, inquiry, investigation or challenge by the SEC or other Governmental Entity.

      (b) The Company’s disclosure controls and procedures (as defined in Rule 13a-14(c) and Rule 15d-14(c) under the Exchange Act) are effective, in all material respects, to ensure that information required to be disclosed about the Company and its Subsidiaries in the Company’s periodic reports under the Exchange Act is accumulated and communicated to the Company’s management, including its principal executive officers as appropriate, to allow timely decisions regarding required disclosure.

      SECTION 3.06.     No Undisclosed Liabilities. The Company and its Subsidiaries have no liabilities or obligations of any nature, whether or not accrued, absolute, contingent, liquidated or unliquidated or otherwise, whether due or to become due and whether or not required to be recorded or reflected on a balance sheet of the Company and its Subsidiaries under U.S. GAAP, except liabilities or obligations incurred since September 30, 2002 in the ordinary course of business consistent with past practice and except for liabilities or obligations, which have not had, and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect on the Company.

      SECTION 3.07.     Absence of Changes. Except as otherwise contemplated by this Agreement, since September 30, 2002, the Company and its Subsidiaries have conducted their business in all material respects in the ordinary course consistent with past practice and there has not been:

(a) any event, occurrence or development which has had, or would reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect on the Company;

(b) on or prior to the date of this Agreement, any declaration, setting aside or payment of any dividend or other issuance or distribution with respect to any shares of capital stock of the Company, or any repurchase, redemption or other acquisition for value by the Company or any Subsidiary of any securities of the Company or of any of its Subsidiaries, other than (i) the ordinary quarterly cash dividend with respect to Company Stock; (ii) repurchases by the Company of Company Class A Stock in accordance with its share repurchase program; (iii) issuance of any Company Class A Stock upon conversion of Company Class B Stock into Company Class A Stock permitted pursuant to the Company Organizational Documents; and (iv) in connection with the exercise of any Company Stock Option upon vesting or the forfeiture of Restricted Stock upon a lapse;

(c) on or prior to the date of this Agreement, any material amendment of (or agreement to amend) any term of any outstanding equity, equity-linked or convertible security or any bonds or debentures of the Company or any Significant Subsidiary;

(d) on or prior to the date of this Agreement, except for incurrences of indebtedness for borrowed money individually not in excess of U.S. $500,000 and in the aggregate not in excess of U.S. $2 million, (i) any incurrence or assumption (or agreement to incur or assume) by the Company or any Subsidiary of any indebtedness for borrowed money or (ii) any guarantee, endorsement or other incurrence or assumption of (or agreement to guarantee, endorse, incur or assume) liability (whether directly, contingently or otherwise) by the Company or any Subsidiary for the obligations of any other Person (other than any wholly owned Subsidiary (as defined in Section 10.11(j)) of the Company);

(e) on or prior to the date of this Agreement, any creation or assumption by the Company or any Subsidiary of any material Lien on any material asset of the Company or any Subsidiary other than in the ordinary course of business consistent with past practice;

(f) on or prior to the date of this Agreement, any making of any loan, advance or capital contribution to, or investment (except for an aggregate amount not in excess of U.S. $2 million) in any Person by, the Company or any Subsidiary other than loans, advances or capital contributions to, or investments in wholly owned Subsidiaries of, the Company;

(g) on or prior to the date of this Agreement, (i) any contract or agreement entered into by the Company or any Subsidiary relating to any material acquisition or disposition of any assets or business; or (ii) any modification, amendment, assignment, termination or relinquishment by the Company or any Subsidiary of any contract, license or other right (including any insurance policy naming it as a beneficiary or a loss payable payee) that has had, or would reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect on the Company;

(h) on or prior to the date of this Agreement, any change in any method of accounting or accounting principles or practice by the Company or any Subsidiary materially affecting the consolidated assets, liabilities or results of operations of the Company, except for any such change required by reason of a change in U.S. GAAP or applicable law; or

(i) on or prior to the date of this Agreement, except (i) for normal increases in compensation in the ordinary course of business consistent with past practice, (ii) as required by applicable Law, or (iii) to satisfy contractual obligations existing prior to September 30, 2002 under any Company Plan (as defined in Section 3.14), any (A) grant of any severance or termination pay to any director or officer or any employee with annual base compensation in excess of U.S. $75,000, of the Company or any of its Subsidiaries; (B) entering into any written employment, deferred compensation, consulting or other similar agreement (or any amendment to any such existing agreement) with any director, officer or any employee or consultant with annual base compensation in excess of U.S. $75,000 of the Company or any of its Subsidiaries; (C) increase in benefits payable under any existing severance or termination pay policies or employment agreements, with respect to any director or officer or any employee with annual base compensation in excess of U.S. $75,000; or (D) increase in compensation, bonus or other benefits payable to directors, officers, or any employees or consultants with annual base compensation in excess of U.S. $75,000, of the Company or any of its Subsidiaries; and in the case of clauses (A) through (D), there has not been any grants, new agreements or amendments to existing agreements, or increases in compensation, bonus or other benefits to employees or consultants with annual base compensation less than or equal to U.S. $75,000 that in the aggregate are material to the Company and its Subsidiaries;

(j) on or prior to the date of this Agreement, any material increase in coverage, reduction of deductibles or similar change in terms that is materially advantageous to the insured party, pursuant to any Directors and Officers liability insurance maintained by the Company;

(k) on or prior to the date of this Agreement, any material damage to or destruction of any material facility, or material real property whether owned, leased or otherwise occupied by the Company or its Subsidiaries, whether or not such damage or destruction is or was covered by insurance; or

(l) on or prior to the date of this Agreement, any incurrence of capital expenditures by the Company or any of its Subsidiaries that is materially inconsistent with the capital expenditure budget included in the Company Disclosure Letter.

      SECTION 3.08.     Information Supplied. None of the information included or incorporated by reference in the proxy statement, or the transaction statement on Schedule 13E-3 (the “Transaction Statement”), relating to the Company Stockholder Meeting to be held in connection with the Merger (including any amendments or supplements thereto) and any schedules required to be filed with the SEC in connection therewith (such proxy statement, transaction statement, the schedules thereto and information incorporated by reference therein, the “Proxy Statement”) will, at the date the Proxy Statement is filed with the SEC or mailed to the Company’s stockholders or at the time immediately following any amendment or supplement or at the time the Company Stockholder Meeting is held, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading; provided that, the Company makes no representations regarding any information with respect to Parent or Merger Sub that is in conformity with information furnished in writing by them specifically for inclusion in the Proxy Statement. If at any time prior to the completion of the Company Stockholders Meeting, any event with respect to the Company, its officers and directors or any of its Subsidiaries should occur which is required to be described in an amendment of, or a supplement to the Proxy Statement, the Company shall promptly so advise Parent and such event shall be so described, and such amendment or supplement (which Parent shall have a reasonable opportunity to review) shall be promptly filed with the SEC and, to the extent required by Law, disseminated to the stockholders of the Company. The Proxy Statement (other than portions of the Transaction Statement attributable to Parent) will comply as to form in all material respects with the provisions of the Exchange Act and the rules and regulations promulgated thereunder.

      SECTION 3.09.     Consents and Approvals; No Violations. (a) Except for filings, permits, authorizations, consents and approvals as may be required by, and other applicable requirements of, the NYSE, the Securities Act of 1933, as amended (the “Securities Act”), the Exchange Act, state securities or “blue sky” Laws, the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the “HSR Act”), applicable Antitrust Law (as defined in Section 7.03(b)) and foreign investment Laws in the Federative Republic of Brazil and the United Mexican States, the filing and recordation in the Public Registry Office of the Republic of Panama of the Certificate of Merger and Certificate of Designations of the Company Class D Stock and compliance with any applicable provisions of Panama Law (collectively, the “Company Required Approvals”), no filing with or notice to, and no permit, authorization, consent or approval of, any U.S. or non-U.S. federal, national, state or local court or tribunal or administrative, governmental, quasi-governmental or regulatory body, agency or authority or securities exchange (a “Governmental Entity”) is necessary for the execution and delivery by the Company of this Agreement or any Stockholder Agreement to which it is a party or the consummation by the Company of the transactions contemplated hereby or by any such Stockholder Agreement, except where the failure to obtain such permits, authorizations, consents or approvals or to make such filings or give such notice would not have, and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect on the Company.

      (b) Neither the execution, delivery and performance of this Agreement by the Company or any Stockholder Agreement to which it is a party nor the consummation by the Company of the transactions contemplated hereby or by any such Stockholder Agreement will (i) conflict with or result in any breach of any provision of the respective articles or certificate of incorporation or by-laws (or similar governing documents) of the Company or any of its Significant Subsidiaries, (ii) result in a violation or breach of, or constitute (with or without due notice or lapse of time or both) a default (or give rise to any right of termination, amendment, cancellation or acceleration of any obligation or the loss of any material benefit, or the creation of any Lien upon any of the properties or assets of the Company or any of its Subsidiaries) under, any of the terms, conditions or provisions of any note, bond, mortgage, indenture, lease, license, contract, agreement or other instrument or obligation to which the Company or any of its Subsidiaries is a party or by which any of them or any of their respective properties or assets may be bound (collectively, the “Company Agreements”), or (iii) violate any Law applicable to the Company or any of its Subsidiaries or any of their respective properties or assets, except in the case of (ii) or (iii) for violations, breaches or defaults which would not have, and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect on the Company.

      SECTION 3.10.     No Default. Neither the Company nor any of its Subsidiaries is in violation of any term of (i) its articles or certificate of incorporation, by-laws or other organizational documents in any material respect, (ii) any agreement or instrument related to indebtedness for borrowed money or any other agreement to which it is a party or by which it or its assets or property are bound, or (iii) to the knowledge of the Company, any foreign or domestic law, order, writ, injunction, decree, ordinance, award, stipulation, statute, judicial or administrative doctrine, rule or regulation entered by a Governmental Entity (“Law”) applicable to the Company, its Subsidiaries or any of their respective properties or assets that in the case of clauses (ii) and (iii) has had, or would reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect on the Company.

      SECTION 3.11.     Assets. All of the material tangible assets owned or leased by the Company or any of its Subsidiaries are, in all material respects, in satisfactory operating condition for the use or uses to which they are being put, subject to ordinary wear and tear.

      SECTION 3.12.     Litigation. There are no suits, claims, actions, proceedings or, to the knowledge of the Company, investigations pending, or, to the knowledge of the Company, suits, claims, actions, proceedings or investigations threatened against the Company or any of its Subsidiaries or any of their respective properties or assets which have had, or would reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect on the Company. As of the date hereof, there are no suits, claims, actions, proceedings or, to the knowledge of the Company, investigations pending, or to the knowledge of the Company, suits, claims, actions, proceedings or investigations threatened against the Company which question the validity of or in any material way challenge this Agreement or, to the knowledge of the Company, any Stockholder Agreement or any action to be taken by the Company or, to the knowledge of the Company, any Stockholder in connection with the consummation of the transactions contemplated hereby or thereby or seeks to prevent or delay the consummation of the transactions contemplated by this Agreement or, to the knowledge of the Company, any Stockholder Agreement. None of the Company or its Subsidiaries is subject to any outstanding order, writ, injunction or decree which has had, or would reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect on the Company. This Section 3.12 shall not apply to matters related to Environmental Laws, which are exclusively the subject of Section 3.16.

      SECTION 3.13.     Company Permits; Compliance with Applicable Laws. To the knowledge of the Company, the Company and its Subsidiaries hold all permits, licenses, variances, exemptions, orders and approvals of all Governmental Entities necessary for the lawful conduct of their respective businesses (the “Company Permits”), except where the failure to hold such permits, licenses, variances, exemptions, orders and approvals has not had, and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect on the Company. To the knowledge of the Company, the Company and its Subsidiaries are in compliance with the terms of the Company Permits, except where the failure to so comply has not had, and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect on the Company. To the knowledge of the Company, the businesses of the Company and its Subsidiaries are not being conducted in violation of any Law applicable to the Company or its Subsidiaries (including (i) the Securities Act, the Exchange Act, the respective rules and regulations promulgated under these statutes or any other applicable securities Laws or stock exchange rules, and (ii) any Law regarding the terms and conditions or employment of employees, former employees, independent contractors or other labor related matters (the Laws referred to in clause (ii) being referred to herein collectively as “Labor Law”)), except for violations which have not had, and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect on the Company. To the knowledge of the Company, no investigation or review by any Governmental Entity (including the SEC, other securities regulatory authorities and Labor Law authorities) with respect to the Company or its Subsidiaries is pending or threatened, nor, to the knowledge of the Company, has any Governmental Entity (including the SEC, other securities regulatory authorities and Labor Law authorities) indicated an intention to conduct the same, except for those the outcome of which would not have, and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect on the Company. This Section 3.13 shall not apply to matters related to Environmental Laws, which are exclusively the subject of Section 3.16.

      SECTION 3.14.     Employee Benefit Plans; ERISA. (a) Section 3.14(a) of the Company Disclosure Letter lists each material compensation and benefit plan, contract, policy or arrangement, including employment, severance and change in control agreements or plans and equity incentive plans maintained or contributed to, or required to be maintained or contributed to, by the Company or any of its Subsidiaries, in respect of any current or former employees, officers, directors or consultants of the Company and its Subsidiaries, including “employee benefit plans” within the meaning of Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”) (individually, a “Company Plan,” or collectively, the “Company Plans”).

      (b) Except as would not be reasonably expected to have a Material Adverse Effect on the Company, with respect to each Company Plan other than a Company Plan maintained primarily for the benefit of individuals whose principal place of employment is outside the United States (a “U.S. Plan”), neither the Company, its Subsidiaries, nor any Person that would be considered a single employer with the Company or any of its Subsidiaries pursuant to Section 414(b), (c), (m) or (o) of the Code, has, or is reasonably likely to have, any liability, whether contingent or otherwise, under Title IV (other than premium payments to the Pension Benefit Guaranty Corporation (the “PBGC”) in the ordinary course which have been fully paid when due) or Section 302 of ERISA or Sections 412 or 4971 of the Code.

      (c) Except as would not be reasonably expected to have a Material Adverse Effect on the Company, to the knowledge of the Company, no event has occurred, and no circumstance exists, in connection with which the Company, its Subsidiaries or any Company Plan, directly or indirectly, would reasonably be expected to be subject to any liability under any Law applicable to any Company Plan, including without limitation ERISA or the Code.

      (d) Except as would not be reasonably expected to have a Material Adverse Effect on the Company, (i) with respect to each Company Plan, all payments due from the Company or any of its Subsidiaries to date have been timely made or have been appropriately reflected on the Company’s latest audited consolidated financial statements included in the Company SEC Reports; (ii) with respect to each U.S. Plan which is an “employee pension benefit plan” (as defined in Section 3(2) of ERISA) and intended to qualify under Section 401 of the Code has received a favorable determination letter from the Internal Revenue Service with respect to such qualification, its related trust has been determined to be exempt from taxation under Section 501(a) of the Code, and, to the knowledge of the Company, no event or circumstance exists that (without taking into account possible administrative relief) has or is reasonably likely to adversely affect such qualification or exemption; (iii) there are no actions, suits or claims pending (other than routine claims for benefits) or, to the knowledge of the Company, threatened with respect to such Company Plan or against the assets of any Company Plan; (iv) the Company and its Subsidiaries have complied with, and each Company Plan conforms in all respects in form and operation to, its terms and all applicable Law, including ERISA and the Code and have received all necessary approvals by any labor organization or Governmental Entity in order to be treated (for tax and other purposes) in the manner currently treated by the Company and its Subsidiaries.

      (e) Except as would not be reasonably expected to have a Material Adverse Effect on the Company, no Company Plan is under audit or is the subject of an investigation by the Internal Revenue Service, the U.S. Department of Labor, the PBGC or any other federal, state or foreign Governmental Entity, nor, to the knowledge of the Company, is any such audit or investigation pending or threatened. The Company has made available to Parent a copy of all communication since January 1, 2001 to or from the Internal Revenue Service, Department of Labor, PBGC, and any other Governmental Entity, with respect to the Company Plans, other than filings of standard forms, filings and communications required to be provided generally to Governmental Entities by employee benefit plans (except as otherwise provided in Section 3.14(i)).

      (f) The consummation of the transactions contemplated by this Agreement (alone or together with any other event) will not (i) entitle any Person to any benefit under any Company Plan; or (ii) accelerate the time of payment or vesting, or increase the amount, of any compensation due to any Person under any Company Plan.

      (g) The Company has made available to Parent all information necessary to determine the amount of any “excess parachute payment” within the meaning of Section 280G of the Code in all material respects (based on information available as of the date hereof and reasonable assumptions) for those individuals whom the Company reasonably believes in good faith will receive excess parachute payments as a result of the consummation of the transactions contemplated by this Agreement, alone or together with any other event.

      (h) Except as would not be reasonably expected to have a Material Adverse Effect on the Company, neither the Company nor any of its Subsidiaries has any liability with respect to an obligation pursuant to the terms of any Company Plan to provide benefits, including death or medical benefits (whether or not insured) with respect to any Person beyond their retirement or other termination of service other than (i) coverage mandated by Part 6 of Title I of ERISA or Section 4980B of the Code, (ii) retirement or death benefits under any employee pension benefit plan (within the meaning of ERISA, whether or not subject to ERISA), (iii) disability benefits under any employee welfare plan that have been fully provided for by insurance or otherwise, (iv) deferred compensation benefits accrued as liabilities on the books of the Company or its Subsidiary or (v) benefits in the nature of severance pay.

      (i) The Company has delivered or made available to Parent with respect to each Company Plan for which the following exists:

(i)	a copy of the Form 5500 (or any similar governmental or regulatory file) (including all schedules thereto) with respect to each Company Plan for the most recent plan year;

(ii)	in respect of each Company Plan for which financial statements and/or actuarial reports are required to be or are otherwise prepared, the most recent copy of such financial statements or actuarial reports;

(iii)	a copy of the summary plan description, together with each summary of material modifications, required under ERISA with respect to such Company Plan in the past year, all material employee communications relating to such Company Plan, and, unless the Company Plan is embodied entirely in an insurance policy to which the Company or any of its Subsidiaries are a party, a true and complete copy of such Company Plan;

(iv)	if the Company Plan is funded through a trust or any third party funding vehicle (other than an insurance policy), a copy of the trust or other funding agreement; and

(v)	the most recent determination letter received from the Internal Revenue Service with respect to each Company Plan that is intended to be a “qualified plan” under Section 401 of the Code.

      (j) With respect to each Company Plan required to be funded under applicable Law and for which financial statements are required by applicable Law, as of the date hereof there has been no material adverse change in the funded status of such Company Plan since the date of the most recent financial statements made available to Parent.

      (k) None of the Company Plans is subject to Title IV of ERISA.

      (l) Neither the Company nor any of its Subsidiaries has any announced plan or legally binding commitment to create any additional material Company Plans or to amend or modify in any material respect any existing Company Plan, other than amendments required by Law.

      SECTION 3.15.     Labor Matters. (a)(i) None of the employees employed by the Company or any Subsidiary are represented by any labor union or other labor representative or organization, (ii) there are no contracts, arrangements, commitments or understandings with or to a labor union or other labor organization, including any collective bargaining agreements or other similar arrangements in effect with respect to such employees, (iii) there are, to the knowledge of the Company, no Persons attempting to represent or organize or purporting to represent for bargaining purposes any employees employed by the Company or any Subsidiary, (iv) to the knowledge of the Company, there is no labor strike, dispute, slowdown, stoppage or lockout actually pending, threatened or being carried out against the Company or its Subsidiaries and since January 1, 2001, there has not been such action and (v) no grievance or arbitration or other proceeding arising out of or under any collective bargaining agreement set forth in the Company Disclosure Letter is pending or, to the Company’s knowledge, threatened.

      (b) Since January 1, 2002, neither the Company nor any of its Subsidiaries have received notice of the intent of any Government Entity responsible for the enforcement of Labor Laws to conduct an investigation with respect to employees. To the Company’s knowledge, no investigation with respect to employees by any Governmental Entity responsible for the enforcement of Labor Laws is in progress.

      SECTION 3.16.     Environmental Matters. (a) Except as have not had, and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect on the Company: (i) the operations of the Company and its Subsidiaries are in compliance with all applicable Environmental Laws and with all applicable Environmental Permits (each, as defined in Section 3.16(b)), (ii) there are no pending or, to the knowledge of the Company, threatened, actions, suits, claims or other proceedings under or pursuant to Environmental Laws against the Company or its Subsidiaries or, to the knowledge of the Company, involving any real property currently or formerly owned, operated or leased by the Company or its Subsidiaries and (iii) the Company and its Subsidiaries are not subject to any Environmental Liabilities (as defined in Section 3.16(b)) and, to the knowledge of the Company, no facts, circumstances or conditions relating to, arising from, associated with or attributable to any real property currently or formerly owned, operated or leased by the Company or its Subsidiaries or operations thereon could reasonably be expected to result in Environmental Liabilities. The Company has made available to Parent all material Environmental Reports that are in its or any of its Significant Subsidiaries’ possession and relate to the Company, its Significant Subsidiaries or their current or former respective businesses or operations.

      (b) For purposes of this Agreement:

      “Environmental Laws” means any and all laws, rules, orders, regulations, statutes, ordinances, codes, decrees, or other legally enforceable requirements (including common law) of any Governmental Entity, regulating, relating to or imposing liability or standards of conduct concerning protection of the environment or of human health.

      “Environmental Liabilities” with respect to any Person means any and all liabilities of or relating to such Person or any of its Subsidiaries (including any entity which is, in whole or in part, a predecessor of such Person or any of such Subsidiaries), whether vested or unvested, contingent or fixed, actual or potential, known or unknown, which (i) arise under applicable Environmental Laws or with respect to Hazardous Materials, and (ii) relate to actions occurring or conditions existing, on or prior to the Closing Date.

      “Environmental Permits” means any and all permits, consents, licenses, approvals, registrations, notifications, exemptions and any other authorization required under any applicable Environmental Law.

      “Environmental Report” means any report, study, assessment, audit, or other similar document that addresses any issue of noncompliance with, or liability under, any Environmental Law that affects the Company or any of its Subsidiaries.

      “Hazardous Materials” means any gasoline or petroleum (including crude oil or any fraction thereof) or petroleum products, polychlorinated biphenyls, urea-formaldehyde insulation, asbestos, pollutants, contaminants, radioactivity, and any other substances of any kind, whether or not any such substance is defined as hazardous or toxic under any Environmental Law, that is regulated pursuant to or would give rise to liability under any applicable Environmental Law.

      SECTION 3.17.     Taxes.

(a) Except as have not had, and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect on the Company, (i) the Company and each Subsidiary has timely filed, or has caused to be timely filed on its behalf (taking into account any extension of time within which to file), all Tax Returns (as defined in Section 3.17(f)) required to be filed by it, and all such filed Tax Returns are true, complete and accurate in all material respects and (ii) all Taxes (as defined in Section 3.17(f)) shown to be due on such Tax Returns, or otherwise required to be paid by the Company or a Subsidiary, have been timely paid.

(b) Except as have not had, and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect on the Company, (i) the most recent financial statements contained in the Company SEC Reports reflect an adequate reserve for all Taxes payable by the Company and its Subsidiaries for all taxable periods and portions thereof through the date of such financial statements; (ii) no deficiency with respect to Taxes has been proposed, asserted or assessed in writing against the Company or any Subsidiary and (iii) no Liens for Taxes exist with respect to any asset of the Company or any of its Subsidiaries, except for statutory Liens for Taxes not yet due or being contested in appropriate proceedings for which adequate reserves have been established.

(c) Neither the Company nor any of its Subsidiaries is a party to any Tax sharing agreement, Tax indemnification agreement or any other similar agreement other than customary gross-up and additional amounts provisions under debt obligations issued by the Company and its Subsidiaries.

(d) Except as have not had, and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect on the Company, no audit or other administrative or court proceedings are pending with respect to Taxes of the Company or any of its Subsidiaries and no written notice thereof has been received.

(e) No written claim has been made by a taxing authority in a jurisdiction where neither the Company nor any Subsidiary files Tax Returns that the Company or any Subsidiary is or may be subject to taxation in that jurisdiction.

(f) For purposes of this Agreement:

      “Taxes” includes all federal, state, local and foreign income, franchise, property, sales, use, excise and other taxes, including obligations for withholding taxes from payments due or made to any other Person and any interest, penalties and additions to Tax.

      “Tax Returns” means all federal, state, local and foreign Tax returns, declarations, statements, reports, schedules, forms and information returns and any amended Tax return relating to Taxes.

      SECTION 3.18.     Absence of Questionable Payments. Neither the Company nor any of its Subsidiaries nor, to the knowledge of the Company, any director, officer, agent, employee or other Person acting on behalf of the Company or any of its Subsidiaries, has used any corporate or other funds for unlawful contributions, payments, gifts, or entertainment, or made any unlawful expenditures relating to political activity to government officials or others or established or maintained any unlawful or unrecorded funds in violation of Section 30A of the Exchange Act. To the knowledge of the Company, the Company and each of its Subsidiaries which files reports pursuant to Section 12 or 15(d) of the Exchange Act is in compliance with the provisions of Section 13(b) of the Exchange Act.

      SECTION 3.19.     Material Contracts. (a) Except as have not had, and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect on the Company, each of the Company Material Contracts (as defined in this Section 3.19) constitutes the valid and legally binding obligation of the Company or its Subsidiary, enforceable in accordance with its terms, and is in full force and effect. Except as have not had, and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect on the Company, there is no default under any Company Material Contract so listed either by the Company or, to the knowledge of the Company, by any other party thereto, and no event has occurred that with the lapse of time or the giving of notice or both would constitute a default thereunder by the Company or, to the knowledge of the Company, any other party. For purposes of this Agreement, “Company Material Contract” means a contract that would be required to be filed (or incorporated by reference) by the Company with the SEC as part of an annual report on Form 10-K in accordance with paragraph (b)(10) of Item 601 of Regulation S-K of the SEC (regardless of whether such contract had been previously filed with the SEC).

(b) Neither the Company nor any of its Subsidiaries is a party to, and none of their assets or properties is bound by, any contract that would purport to limit, curtail or restrict the ability of any Affiliate of the Surviving Corporation (other than the Surviving Corporation and its Subsidiaries) to compete in any geographic area or line of business after the Closing.

      SECTION 3.20.     Insurance Matters. The Company and its Significant Subsidiaries maintain insurance policies issued by insurers, which, to the knowledge of the Company, are reputable and financially sound and provide coverage for the operations conducted by the Company and its Subsidiaries of a scope and coverage consistent with customary industry practice.

      SECTION 3.21.     Intellectual Property. Except as has not had and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect on the Company: (i) the Company and each of its Subsidiaries owns, or is licensed to use (in each case, free and clear of any Liens), all Intellectual Property (as defined in this Section 3.21) used in or necessary for the conduct of its business as currently conducted by the Company; (ii) to the knowledge of the Company, the use of any Intellectual Property by the Company and its Subsidiaries does not infringe on or otherwise violate the rights of any Person and is in accordance with any applicable license pursuant to which the Company or any Subsidiary acquired the right to use any Intellectual Property; (iii) to the knowledge of the Company, no Person is challenging or infringing on or otherwise violating any right of the Company or any of its Subsidiaries with respect to any Intellectual Property owned by or licensed to the Company or its Subsidiaries; and (iv) to the knowledge of the Company neither the Company nor any of its Subsidiaries has received any written notice of any pending claim with respect to any Intellectual Property used by the Company and its Subsidiaries and, to the knowledge of the Company, no Intellectual Property owned or licensed by the Company or its Subsidiaries is being used or enforced in a manner that would result in the abandonment, cancellation or unenforceability of such Intellectual Property. For purposes of this Agreement, “Intellectual Property” shall mean trademarks, service marks, brand names, certification marks, trade dress and other indications of origin, the goodwill associated with the foregoing and registrations in any jurisdiction of, and applications in any jurisdiction to register, the foregoing, including any extension, modification or renewal of any such registration or application; inventions, discoveries and ideas, whether patentable or not, in any jurisdiction; patents, applications for patents (including divisions, continuations, continued prosecution applications, continuations in part and renewal applications), and any renewals, extensions or reissues thereof, in any jurisdiction; know-how, trade secrets and confidential information and rights in any jurisdiction to limit the use or disclosure thereof by any Person; writings and other works, whether copyrightable or not, in any jurisdiction; registrations or applications for registration of copyrights in any jurisdiction, and any renewals or extensions thereof; and any similar intellectual property or proprietary rights.

      SECTION 3.22.     Related Party Transactions. As of the date of this Agreement, there are no transactions, agreements or arrangements between the Company or any of its Subsidiaries and any Person that would be required to be reported by the Company as a “Related Transaction” pursuant to Item 404 of Regulation S-K promulgated by the SEC.

      SECTION 3.23.     Advisors. JPMorgan Securities Inc. (the “Company Financial Advisor”) has delivered to the Company Board its written opinion, dated December 20, 2002, to the effect that, as of such date, the Class A Cash Consideration is fair to the holders of Company Class A Stock, other than TCCC and its Subsidiaries, from a financial point of view (a true and correct copy of which has been furnished to Parent). Prior to the receipt of such opinion, the members of the Company Board discussed the qualifications of the Company’s legal advisors and the Company Financial Advisor and their independence from Fomento Economico Mexicano, S.A. de C.V., a corporation organized under the laws of the United Mexican States (“FEMSA”), Parent, Merger Sub, Venbottling Holdings, Inc. (“Venbottling”), TCCC and the Voting Trust and its principal beneficiaries.

      SECTION 3.24.     Brokers. No broker, finder or investment banker (other than the Company Financial Advisor, a true, correct and complete copy of whose engagement agreement has been provided to Parent) is entitled to any brokerage, finder’s or other fee or commission or expense reimbursement in connection with the transactions contemplated by this Agreement based upon arrangements made by or on behalf of the Company or any of its Affiliates.

      SECTION 3.25.     Takeover Statutes, etc. The Company Board, at a meeting duly called and held, duly adopted resolutions (i) accepting the declaration dated December 20, 2002 delivered to the Company Board on such date setting forth information regarding Parent, Merger Sub and other persons deemed to constitute part of the “offeror” together with the Parent and Merger Sub, the Merger, the related transactions as contemplated by this Agreement and the Stockholder Agreements, and Parent’s and Merger Sub’s future plans regarding the Company (the “Declaration”) as satisfying the requirements of Panama Law, including Executive Decree No. 45 of December 5, 1977, as amended by Executive Decree No. 51 of July 12, 1985 (the “Decree”) and (ii) determined not to deliver the Declaration to the National Securities Commission of the Republic of Panama as provided by Article 5 of the Decree with respect to a declaration deemed by a board of directors to comply with the Decree nor to submit the Declaration to approval by shareholders of the Company with the right to vote for their consideration, as permitted by Article 5-A of the Decree. Such resolutions are sufficient for the offer referred to in the Declaration to comply with the Decree, and this Agreement, the Stockholder Agreements, the Merger and the other transactions contemplated by this Agreement and the Stockholder Agreements to be legally and validly executed, perfected and consummated. To the knowledge of the Company, no other takeover statute or “moratorium,” “control share,” “fair price,” “Affiliate transaction,” “business combination” or other similar Laws and regulations of any jurisdiction to which the Company may be subject (together with the Decree, the “Takeover Statutes”) applies or purports to apply to the Company with respect to this Agreement, any Stockholder Agreement, the Merger or any other transaction contemplated hereby or thereby.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES OF PARENT

      Except as set forth in (i) the section of the disclosure letter delivered by Parent to the Company prior to the execution of this Agreement (the “Parent Disclosure Letter”) that specifically relates to the correspondingly numbered Section and subsection of this Article IV or (ii) in any section of the Parent Disclosure Letter to the extent that the relation between the disclosure and the numbered Section and subsection of this Article IV is reasonably apparent on the face of the disclosure, Parent hereby represents and warrants to the Company as follows:

      SECTION 4.01.     Organization. (a) Each of Parent and its Significant Subsidiaries is a corporation or legal entity duly organized, validly existing and in good standing under the Laws of the jurisdiction of its incorporation and, except to the extent it has not had, and would not reasonably be expected to have, individually or in the aggregate, a material adverse effect on the ability of Parent or Merger Sub to perform its obligations under this Agreement, has all requisite corporate, partnership or similar power and authority to own, lease and operate its properties and to carry on its businesses as now conducted or proposed by Parent to be conducted.

(b) Each of Parent and its Significant Subsidiaries is duly qualified or licensed and in good standing to do business in each jurisdiction in which the property owned, leased or operated by it or the nature of the business conducted by it makes such qualification or licensing necessary, except where the failure to be so duly qualified or licensed and in good standing has not had, and would not reasonably be expected to have, individually or in the aggregate, a material adverse effect on the ability of Parent or Merger Sub to perform its obligations under this Agreement.

(c) Parent has heretofore delivered or made available to the Company accurate and complete copies of the articles of incorporation and by-laws or other similar organizational documents, as currently in effect, of each of Parent and Merger Sub.

      SECTION 4.02.     Authority Relative to This Agreement. No vote of holders of capital stock of Parent (other than those that have occurred) is necessary to approve this Agreement, any Stockholder Agreement, the Merger or the other transactions contemplated hereby or by any Stockholder Agreement. Parent has all necessary corporate power and authority to execute and deliver this Agreement and each Stockholder Agreement and to consummate the transactions contemplated hereby or by any Stockholder Agreement, including the issuance of the Parent Series D Shares to be issued in the Merger. Parent has duly and validly authorized the execution and delivery of this Agreement and each Stockholder Agreement and the consummation of the transactions contemplated hereby and by each Stockholder Agreement and has approved, in its capacity as the sole stockholder of Merger Sub, the consummation of the transactions contemplated hereby or by any Stockholder Agreement. No additional corporate proceedings on the part of Parent or Merger Sub are necessary to authorize this Agreement or any Stockholder Agreement or to consummate the transactions contemplated hereby or by any Stockholder Agreement. This Agreement and each Stockholder Agreement has been duly and validly executed and delivered by Parent and constitutes a valid, legal and binding agreement of Parent, enforceable against Parent in accordance with its terms.

      SECTION 4.03.     Consents and Approvals; No Violation. (a) Except for filings, permits, authorizations, consents and approvals as may be required by, and other applicable requirements of, the Comisión Nacional Bancaria y de Valores, the NYSE, the Bolsa Mexicana de Valores, S.A. de C.V. (the “Bolsa”), the Securities Act, the Exchange Act, state securities or “blue sky” Laws, the HSR Act, applicable Antitrust Law and foreign investment Laws in the Federative Republic of Brazil and, the United Mexican States, the filing and recordation in the Public Registry Office of the Republic of Panama of the Certificate of Merger and compliance with any applicable provisions of Panama and Mexico Law (collectively, the “Parent Required Approvals”), no filing with or notice to, and no permit, authorization, consent or approval of, any Governmental Entity is necessary for the execution and delivery by Parent and Merger Sub of this Agreement or any Stockholder Agreement or the consummation by Parent and Merger Sub of the transactions contemplated hereby or by any Stockholder Agreement, except where the failure to obtain such permits, authorizations, consents or approvals or to make such filings or give such notice would not have, and would not reasonably be expected to have, individually or in the aggregate, a material adverse effect on the ability of Parent or Merger Sub to perform its obligations under this Agreement or any Stockholder Agreement.

(b) Neither the execution, delivery and performance of this Agreement or any Stockholder Agreement by Parent or Merger Sub nor the consummation by Parent or Merger Sub of the transactions contemplated hereby or any Stockholder Agreement will (i) conflict with or result in any breach of any provision of the articles of incorporation or by-laws of Parent, the articles of incorporation or by-laws of Merger Sub or the comparable organizational or governance documents of any of its Significant Subsidiaries, (ii) result in a violation or breach of, or constitute (with or without due notice or lapse of time or both) a default (or give rise to any right of termination, amendment, cancellation or acceleration of an obligation or the loss of any material benefit, or the creation of any Lien upon any of the properties or assets of Parent or any of its Subsidiaries) under, any of the terms, conditions or provisions of any note, bond, mortgage, indenture, lease, license, contract, agreement or other instrument or obligation (“Contract”) to which Parent or any of its Subsidiaries is a party or by which any of them or any of their respective properties or assets may be bound or (iii) violate any Law applicable to Parent or Merger Sub or any of their respective properties or assets, except in the case of (ii) or (iii) for violations, breaches or defaults which would not have, and would not reasonably be expected to have, individually or in the aggregate, a material adverse effect on the ability of Parent or Merger Sub to perform its obligations under this Agreement or any Stockholder Agreement or on the ability of Parent or Merger Sub to consummate the Merger and the other transactions contemplated hereby or by any Stockholder Agreement.

      SECTION 4.04.     Information Supplied. None of the information supplied or to be supplied by Parent or Merger Sub for inclusion or incorporation by reference in the Proxy Statement will, at the date the Proxy Statement is filed with the SEC or mailed to the Company’s stockholders or at the time immediately following any amendment or supplement thereto or at the time the Company Stockholder Meeting is held, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading. The Transaction Statement (other than portions of the Transaction Statement attributable to the Company) will comply as to form in all material respects with the requirements of the Exchange Act and the rules and regulations thereunder. Notwithstanding the foregoing, Parent makes no representations regarding any information with respect to the Company that is in conformity with information furnished in writing by the Company specifically for inclusion or incorporation by reference in the Transaction Statement. The information supplied by Parent or Merger Sub or any other person deemed to constitute part of the “offeror” in the Declaration, when the Declaration was delivered to the Company and on the date of this Agreement, is true, correct and complete in all material respects, and does not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein, in each case as and only to the extent required by the Decree.

      SECTION 4.05.     Ownership of Company Stock. As of the date of this Agreement, neither Parent nor Merger Sub nor any of their respective subsidiaries “beneficially owns” any shares of Company Stock.

      SECTION 4.06.     Litigation. As of the date hereof, there is no suit, claim, action, proceeding or investigation pending or, to the knowledge of Parent, threatened, against Parent or any of its Subsidiaries, including Merger Sub, which questions the validity of or in any material way challenges this Agreement or any Stockholder Agreement or any action to be taken by Parent or Merger Sub in connection with the consummation of the transactions contemplated hereby or by any Stockholder Agreement or that seeks to prevent or delay the consummation of the transactions contemplated by this Agreement or any Stockholder Agreement.

      SECTION 4.07.     Commitment Letter. Parent has received and has furnished to the Company a true and complete copy of commitment letters containing commitments from (a) FEMSA to invest the peso equivalent of U.S. $260 million in Parent (the “FEMSA Commitment”) and (b) JPMorgan Chase Bank, J.P. Morgan Securities Inc. and Morgan Stanley Senior Funding, Inc. to make available to Parent funds pursuant to (i) two term loan facilities and (ii) a bridge loan facility ((the “Bank Commitments”), pursuant to a letter agreement dated the date hereof (the “Commitment Letter”), and together with the FEMSA Commitment, the “Commitments”) and such Commitments are in full force and effect and have not been amended or rescinded. As of the Closing Date, if U.S. $2.31 billion is disbursed on and subject to the terms and conditions of the Commitments, then such disbursement shall be sufficient to permit Parent and Merger Sub to pay the aggregate Cash Consideration, to consummate the Merger in accordance with the terms of this Agreement and to perform their respective obligations under this Agreement, each Stockholder Agreement and the Commitments. To the knowledge of Parent on the date hereof (based exclusively on its conversations with the lenders under the Commitment Letter and its knowledge of the businesses of Parent and the Company (assuming the correctness of the representations and warranties of the Company set forth in Article III) as they exist as of the date hereof) and assuming satisfaction of the conditions in clauses (i) (Payment of Fees), (ii) (Execution and Delivery of Definitive Documentation), (ix) (Minimum Period for Syndication Efforts) and (x) (Clear Market During Syndication of Facilities) of paragraph 5 of the Commitment Letter, the other conditions set forth in such paragraph would be satisfied for purposes of the Commitment Letter on and as of the date hereof.

      SECTION 4.08.     Brokers. No broker, finder or investment banker (other than Morgan Stanley & Co. Incorporated, J.P. Morgan Securities Inc. and Allen & Company LLC) is entitled to any brokerage, finder’s or other fee or commission or expense reimbursement in connection with the transactions contemplated by this Agreement based upon arrangements made by or on behalf of Parent or Merger Sub or any of their Affiliates.

ARTICLE V

REPRESENTATIONS AND WARRANTIES OF PARENT AND MERGER SUB

      Parent and Merger Sub hereby represent and warrant to the Company as follows:

      SECTION 5.01.     Organization. Merger Sub is a corporation duly organized, validly existing and in good standing under Panama Law. The authorized capital stock of Merger Sub consists of 1,000,000 shares of common stock, no par value, all of which have been validly issued, are fully paid and nonassessable and are owned by Parent free and clear of any Lien.

      SECTION 5.02.     Authority Relative to This Agreement. Merger Sub has all necessary corporate power and authority to execute and deliver this Agreement or any Stockholder Agreement and to consummate the transactions contemplated hereby or by any Stockholder Agreement. Merger Sub has duly and validly authorized the execution and delivery of this Agreement or any Stockholder Agreement and the consummation of the transactions contemplated hereby or by any Stockholder Agreement. This Agreement and each Stockholder Agreement has been duly and validly executed and delivered by Merger Sub and constitutes a valid, legal and binding agreement of Merger Sub, enforceable against Merger Sub in accordance with its terms.

      SECTION 5.03.     Interim Operations of Sub. Merger Sub was formed solely for the purpose of engaging in the transactions contemplated hereby and has engaged in no business other than in connection with the transactions contemplated by this Agreement or any Stockholder Agreement. Merger Sub has no Subsidiaries.

ARTICLE VI

COVENANTS RELATED TO CONDUCT OF BUSINESS

      SECTION 6.01.     Conduct of Business of the Company. Except for matters set forth in the Company Disclosure Letter or as otherwise contemplated by this Agreement or any Stockholder Agreement, during the period from the date hereof to the Effective Time, the Company will, and will cause each of its Subsidiaries to, conduct its operations in the ordinary course of business consistent with past practice, and shall use its commercially reasonable efforts to preserve intact its current business organizations, to keep available the services of its key employees (to the extent not inconsistent with Section 6.01(f)) and to preserve its relationships with material customers, suppliers and others having material business dealings with it to the end that goodwill and ongoing businesses shall be unimpaired at the Effective Time. Without limiting the generality of the foregoing, except for matters set forth in the Company Disclosure Letter or as otherwise contemplated by this Agreement or any Stockholder Agreement, from the date hereof to the Effective Time, the Company will not, and will not permit any of its Subsidiaries to, without the prior written consent of Parent, which consent, except with respect to clause (b), clause (n), clause (q) and clause (u)(ii) of this Section 6.01, will not be unreasonably withheld or delayed:

(a) amend the Company Organizational Documents or, in the case of a Significant Subsidiary, amend its articles of incorporation or by-laws (or other similar governing instrument);

(b) authorize for issuance, issue, sell, deliver or agree or commit to issue, sell or deliver (whether through the issuance or granting of options, warrants, commitments, subscriptions, rights to purchase or otherwise) any stock of any class or any other securities convertible into or exchangeable for any stock or any equity equivalents (including any stock options or stock appreciation rights) or make any payments based on the market price or value of shares or other capital stock of the Company, except for (i) the issuance or sale of shares of Company Stock pursuant to Company Stock Options outstanding on the date of this Agreement; (ii) the issuance of shares of Company Class A Stock upon the conversion of Company Class B Stock into Class A Common Stock permitted pursuant to the Company Organizational Documents and not inconsistent with Section 7.04(a)(iv); and (iii) the issuance, sale, transfer or delivery of stock or any other securities convertible into or exchangeable for any stock or any equity equivalents by a Subsidiary of the Company that does not reduce the Company’s aggregate direct and indirect ownership of such Subsidiary;

(c) (i) split, combine or reclassify any shares of its capital stock; (ii) declare, set aside, make or pay any dividend or other distribution (whether in cash, stock or property or any combination thereof) in respect of its capital stock other than (A) distributions by any wholly owned Subsidiary of the Company, (B) other cash distributions by a Subsidiary of the Company that are made in the ordinary course consistent with past practice and pro rata to all stockholders of such Subsidiary; (C) ordinary quarterly cash dividends consistent with past practice and permitted by applicable agreements with creditors or otherwise; (iii) make any other actual, constructive or deemed distribution in respect of any shares of its capital stock or otherwise make any payments to stockholders in their capacity as such (other than by wholly owned Subsidiaries of the Company) except in connection with the forfeiture of Restricted Stock upon a lapse; or (iv) redeem, repurchase, retire or otherwise acquire any of its securities (other than securities of wholly owned Subsidiaries of the Company) except in connection with the forfeiture of Restricted Stock upon a lapse;

(d) adopt or implement a plan of complete or partial liquidation, dissolution, merger, consolidation, corporate restructuring, recapitalization or other corporate reorganization of the Company (other than the Merger) or any of its Significant Subsidiaries;

(e) (i) except for (A) if the Company repays the bridge loan incurred in connection with the Panama acquisition as contemplated in Section 6.01(e) of the Company Disclosure Letter, an aggregate amount of working capital financings in the local markets not in excess of U.S. $10 million and (B) Permitted Refinancings (as defined below), (x) incur or assume any long-term or short-term debt or issue any debt securities, or (y) assume, guarantee, endorse or otherwise become liable or responsible (whether directly, contingently or otherwise) for the obligations of any other Person, except in the ordinary course of business consistent with past practice; (ii) make any loans, advances or capital contributions to, or investments in, any other Person (other than to the Company or wholly owned Subsidiaries of the Company) in excess of the Aggregate Basket; (iii) pledge or otherwise encumber shares of capital stock of the Company or its Subsidiaries; or (iv) mortgage or pledge any of its material assets, tangible or intangible, or create any material Lien thereupon;

(f) except (i) for normal increases in compensation in the ordinary course of business consistent with past practice, (ii) as required by applicable Law, (iii) to satisfy contractual obligations existing on the date hereof under any Company Plan, (iv) employment arrangements for, or grants of awards (other than equity or equity based awards) to, newly hired employees or employees other than officers or directors in the ordinary course of business consistent with past practice but in no case with annual compensation in excess of U.S. $75,000 for any such newly hired or current employees, or (v) collective bargaining agreements negotiated in the ordinary course of business, (A) terminate, establish, implement, adopt, amend, enter into, make any new, accelerate the vesting or payment of any existing grants or awards under, amend or otherwise modify any Company Plan (including the funding arrangements in respect thereof); (B) increase or commit to increase the commissions, compensation, severance or benefits, including fringe benefits, payable or accrued or that could become payable by the Company or any of its Subsidiaries or accrue in respect to any employee, director or officer; (C) waive or commit to waive any debts due to the Company or any of its Subsidiaries from any employee or director of any such company; or (D) otherwise take any action or commit to take any action that could be expected to materially increase any obligation to fund or secure payments of benefits with respect to any Company Plan;

(g) (i) sell, lease (as lessor) or dispose of any assets except (A) sales of inventory and excess or obsolete assets in the ordinary course of business consistent with past practice or (B) not in excess of U.S. $10 million in the aggregate or (ii) acquire any assets that are material, individually or in the aggregate, to the Company and its Subsidiaries, taken as a whole, except for purchases of inventory in the ordinary course of business consistent with past practice;

(h) except as may be required as a result of a change in applicable Law or in U.S. GAAP, change any of the accounting principles or practices used by it which would materially affect its past or future reported consolidated assets, liabilities or results of operations;

(i) revalue in any material respect any of its assets, including writing down the value of inventory or writing-off notes or accounts receivable other than as required by U.S. GAAP;

(j) (i) acquire (by merger, consolidation, or acquisition of stock or assets or otherwise) any corporation, partnership or other business organization or division thereof or any substantial equity interest therein, (ii) except to the extent permitted by clause (iii) immediately below, enter into any new agreement that would be a Company Material Contract and that would require expenditures of material amounts of cash, amend any material provision or waive any material right relating to the payment or receipt of cash under any of the Company Material Contracts or if, any, other material indebtedness or (iii) authorize or make any new capital expenditure or expenditures other than as contemplated by the Company’s current capital expenditure budget, which is included in Section 6.01 of the Company Disclosure Letter (including net purchases of bottles and cases), or (B) as necessary and advisable to maintain the assets of the Company and its Subsidiaries in good working order to the extent that such expenditures in any quarter do not exceed in the aggregate an amount equal to 10% of the amount contemplated for such quarter in the Company’s current capital expenditure budget;

(k) make or revoke any material Tax election, or settle or compromise any material Tax liability, or change (or make a request to any taxing authority to change) any material aspect of its method of accounting for Tax purposes other than “check-the-box elections” under Treasury Regulation Section 301.7701-3;

(l) enter into any material transaction, agreement or arrangement with any Person that would be required to be reported by the Company as a “Related Transaction” pursuant to Item 404 of Regulation S-K promulgated by the SEC, other than any transaction, agreement or arrangement with TCCC or any of its Subsidiaries or Venbottling or any of its Affiliates in any case in the ordinary course of business consistent with past practice and on an arms-length basis;

(m) pay, discharge or satisfy any material claims, liabilities or obligations (absolute, accrued, asserted or unasserted, contingent or otherwise), other than (i) the payment, discharge or satisfaction in the ordinary course of business or (ii) as required by their terms in effect on the date of this Agreement;

(n) waive the benefits of, or agree to modify, in any adverse respect, any confidentiality, standstill or similar agreement to which the Company or any of its Subsidiaries is a party or a beneficiary, except that the Company may grant releases from the standstill obligations of TCCC and its Subsidiaries under their Investment Agreement, dated November 1, 1995, with the Company and Venbottling and its Subsidiaries under their Shareholders Agreement dated May 9, 1997, with the Company, to the same extent as is expressly set forth in the proviso to the standstill obligation in Section 2(b) of the TCCC Stockholders Agreement or, in the case of Venbottling, on an analogous basis;

(o) settle or compromise any pending or threatened suit, action or claim relating to the transactions contemplated hereby;

(p) settle or compromise any material pending or threatened suit, action or claim that would require an expenditure of cash by the Company or its Subsidiaries in excess of the Aggregate Basket;

(q) enter into any agreement, arrangement, settlement or compromise that limits or otherwise restricts the Company or any of its Subsidiaries or any successor thereto or that could, after the Effective Time, limit or restrict the Surviving Corporation or any of its Affiliates (including Parent and its Affiliates) or any successor thereto, from engaging or competing in any line of business or in any geographic area;

(r) purchase a new, renew, or amend an existing, insurance policy, except in the ordinary course of business consistent with past practice;

(s) permanently or temporarily shutdown a single site of employment, or one or more facilities or operating units within a single site of employment, or terminate the employment of employees or independent contractors at any such single site, if the shutdown or termination of employment results in an employment loss at the single site of employment during any 30-day period for 50 or more employees excluding any part-time employees;

(t) make any loans, advances or capital contributions to, or investments in, CA Beverages, Inc. or any of its Subsidiaries, except for any such loans, advances, capital contributions or investments to be used as acquisition consideration in the consummation of the tender offer for the remaining publicly-

held shares of CA Beverages, Inc. (and any subsequent squeeze-out of minority shareholders at the same price paid in the tender offer);

(u) take, propose to take, or agree in writing or otherwise to take, (i) any of the actions described in Sections 6.01(a) through 6.01(t) or (ii) any action which would (A) make any of the representations or warranties of the Company contained in this Agreement, when made or on and as of the Closing Date as though made on and as of the Closing Date (except for representations and warranties made as of a specified date, which need be true and correct only as of the specified date), (1) which are qualified as to materiality, untrue or incorrect or (2) which are not so qualified, untrue or incorrect in any material respect or (B) except as otherwise permitted by Section 7.04, would be reasonably likely to result in any of the conditions to the Merger set forth in Article VIII hereof not being satisfied. “Aggregate Basket” means U.S. $10 million in the aggregate, collectively for all loans, advances, capital contributions, investments, settlements or payments permitted pursuant to this basket, and “Permitted Refinancings” means any refinancing of existing indebtedness that becomes due and payable in accordance with its terms, which refinancing is prepayable by the borrower without the payment of any penalties, make whole or additional amounts (except for LIBOR breakage costs) on not more than six months notice and the interest periods that are in effect for such refinancing are not longer than three months.

      SECTION 6.02.     Access to Information. (a) Between the date hereof and the Effective Time, the Company will give Parent and Merger Sub and their authorized representatives (including counsel, financial advisors and accountants) and the prospective lenders to Parent and Merger Sub (and their counsel and advisors) reasonable access during normal business hours (including providing office space and other reasonable office amenities at the Company’s headquarters) to all key employees, and key facilities including plants, offices, warehouses and to all books and records of the Company and its Subsidiaries to the extent such access is reasonably necessary for due diligence and integration planning and which access shall be subject to the reasonable security procedures of the Company and its Subsidiaries, and will cause the Company’s officers and key employees and those of its Subsidiaries to furnish Parent and Merger Sub and their authorized representatives and the prospective lenders to Parent and Merger Sub (and their counsel and advisors) with such financial and operating data (including for the purpose of preparing pro forma financial statements necessary for arranging long-term acquisition finances) and other information with respect to the business, properties and personnel of the Company and its Subsidiaries as Parent or Merger Sub may from time to time reasonably request; provided, however, that no investigation pursuant to this Section 6.02(a) or otherwise, and no notice to or knowledge of Parent or any of its Affiliates at any time, shall affect or be deemed to modify any of the representations or warranties made by the Company or any of the closing conditions for the benefit of Parent or Merger Sub, including the standard of materiality or Material Adverse Effect set forth therein; provided, further, that (A) the Company may withhold (i) any document or information that is subject to the terms of a confidentiality agreement with a third party or (ii) such portions of documents or information which are subject to attorney-client privilege and the provision of which, as determined by the Company’s counsel, may eliminate the privilege pertaining to such documents; and (B) access by Parent and Merger Sub and their authorized representatives and the prospective lenders to Parent and Merger Sub (and their counsel and advisors) to competitively sensitive information shall be restricted to those persons who have a need to know such information for due diligence and integration planning purposes. If any material information is withheld from Parent, Merger Sub and/or their prospective lenders pursuant to the last proviso to the preceding sentence, the Company shall use its reasonable best efforts to obtain any waivers or consents from third parties necessary to provide such confidential information to Parent, Merger Sub and/or their prospective lenders or to implement procedures so that privileged information may be provided to Parent, Merger Sub and/or their prospective lenders without prejudicing the privilege pertaining to such information.

(b) Between the date hereof and the Effective Time, the Company shall furnish to Parent, concurrently with the delivery thereof to the Chief Executive Officer of the Company, the Chief Financial Officer of the Company or the Company Board, such definitive quarterly and monthly financial data as are prepared for distribution to such an executive or the Company Board, as the case may be.

(c) Between the date hereof and the Effective Time, the Company shall furnish to Parent, a copy of all filings made by the Company with the National Securities Commission of the Republic of Panama (to the extent not filed with the SEC).

(d) Each of Parent and Merger Sub will hold and will cause its authorized representatives to hold (including the prospective lenders to Parent and Merger Sub and their counsel and advisors) in confidence all documents and information concerning the Company and its Subsidiaries furnished to Parent or Merger Sub in connection with the transactions contemplated by this Agreement pursuant to the terms of the Confidentiality Agreement between Parent and the Company in effect as of the date hereof (the “Confidentiality Agreement”).

(e) Notwithstanding any provision in Section 6.02(a), the Company will make available, as promptly as possible to Parent true and complete copies of (i) all material Tax Returns of the Company and its Subsidiaries for the preceding three taxable years and (ii) any material audit report issued within the last three years (or otherwise with respect to any audit or proceeding in progress) relating to Taxes of the Company or any Subsidiary.

      SECTION 6.03.     Parent Covenants. Except as otherwise expressly provided in this Agreement or as set forth in the Parent Disclosure Letter, prior to the Effective Time, neither Parent nor any of its Subsidiaries will, without the prior written consent of the Company take, propose to take, or agree in writing or otherwise to take, any action which (a) would make the representations or warranties of Parent and Merger Sub in this Agreement, when made or on and as of the Closing Date as though made on and as of the Closing Date (except for representations and warranties made as of a specified date, which need be true and correct only as of the specified date) (i) which are qualified as to materiality, untrue or incorrect or (ii) which are not so qualified, untrue in any material respect or (b) would be reasonably likely to result in any of the conditions to the Merger set forth in Article VIII hereof not being satisfied.

ARTICLE VII

ADDITIONAL AGREEMENTS

      SECTION 7.01.     Preparation of the Proxy Statement. As promptly as reasonably practicable following the date of this Agreement, the Company shall prepare and file with the SEC the Proxy Statement in preliminary form, and the Company shall use its reasonable best efforts to respond as promptly as practicable to any comments of the SEC with respect thereto and to cause the definitive Proxy Statement to be filed with the SEC and to be mailed to the Company’s stockholders as promptly as reasonably practicable following the date of this Agreement. The Company shall reasonably promptly notify Parent upon the receipt of any written or oral comments from the SEC or its staff or any written or oral request from the SEC or its staff for amendments or supplements to the Proxy Statement and shall provide Parent with copies of all correspondence between the Company and its representatives, on the one hand, and the SEC and its staff, on the other hand, with respect thereto. Parent shall reasonably promptly provide any information or responses to comments, or other assistance, reasonably requested in connection with the foregoing. Prior to filing or mailing the Proxy Statement (or any amendment or supplement thereto) or responding to any comments of the SEC with respect thereto (orally or in writing), the Company (i) shall provide Parent and its counsel an opportunity to review and comment on such document or response and (ii) shall give reasonable consideration to all comments proposed by Parent or its counsel.

      SECTION 7.02.     Board Actions and Stockholders Meetings. The Company, acting through the Company Board, shall, in accordance with the Company Organizational Documents, (i) duly issue and, following the recordation of documents required to be made under Panama Law with the Public Registry of the Republic of Panama, immediately prior to the Effective Time, deliver to the permitted designees of TCCC under the TCCC Stockholders Agreement a number of nonassessable shares of Company Class D Stock required pursuant to the TCCC Stockholders Agreement in exchange for all shares of Company Class A Stock and Company Class B Stock held by such shareholders and (ii) promptly and duly call, give notice of, convene and hold, and take all other necessary actions so that, as soon as reasonably practicable following the mailing of the Proxy Statement, a meeting of the holders of Company Stock (the “Company Stockholders Meeting”) for the purpose of obtaining (A) the Required Company Votes and (B) the approval of this Agreement and the Merger by the holders of the majority of outstanding Company Class A Stock present or represented by proxy at such meeting, that are not Disqualified Holders (such approval, together with the Required Company Votes, the “Company Stockholder Approvals”). Except as otherwise permitted by Section 7.04, the Company Board shall recommend approval of this Agreement and include in the Proxy Statement such recommendation. “Disqualified Holders” means TCCC and its Subsidiaries, Venbottling and its Subsidiaries, the officers and directors of the Company, and any other Person whom the secretary of the Company (or other officer or agent of the Company authorized to tabulate votes) is advised beneficially owns shares of Company Class B Stock.

      SECTION 7.03.     Reasonable Best Efforts. (a) Subject to the terms and conditions of this Agreement, each Party will use its reasonable best efforts to take, or cause to be taken, all actions and to do, or cause to be done, and to assist and cooperate with the other Parties to this Agreement in doing, all things necessary, proper or advisable under applicable Laws to consummate the Merger and the other transactions contemplated by this Agreement or any Stockholder Agreement as promptly as practicable, including (i) defending all lawsuits and proceedings challenging this Agreement or the consummation of any of the transactions contemplated hereby including seeking to have any stay or temporary restraining order or injunction vacated and reversed; (ii) taking of actions necessary to cause the conditions precedent in Article VIII to be satisfied, including, as necessary, to avoid any suit, claim, investigation, action or proceeding by any Governmental Entity; and (iii) obtaining all necessary consents, approvals and waivers from third parties. In furtherance and not in limitation of the foregoing, each Party agrees to make or cause to be made an appropriate filing of a Notification and Report Form pursuant to the HSR Act and all filings that are advisable or required by applicable Antitrust Law, foreign investment Law or other Laws in the Republic of Panama, the Federative Republic of Brazil, the United Mexican States and other countries with respect to the transactions contemplated hereby or any Stockholder Agreement as promptly as practicable and to supply as promptly as practicable any additional information and documentary material that may be requested pursuant to the HSR Act and use its reasonable best efforts to take, or cause to be taken, all other actions consistent with this Section 7.03 necessary to cause the expiration or termination of the applicable waiting periods under the HSR Act or such other Laws as soon as practicable.

(b) Each of Parent and the Company shall, in connection with the efforts referenced in Section 7.03(a) to obtain all requisite approvals and authorizations for the transactions contemplated by this Agreement under the HSR Act or any other Antitrust Law or any foreign investment Law, use its reasonable best efforts to (i) cooperate in all respects with the other Party in connection with any filing or submission and in connection with any investigation or other inquiry, including any proceeding initiated by a private party; and (ii) notify the other Party promptly following the receipt of any material communication received by such Party from, or given by such Party to, the Federal Trade Commission, the Antitrust Division of the Department of Justice or any other Governmental Entity and of any communication received or given in connection with any proceeding by a private party, in each case regarding any of the transactions contemplated hereby. For purposes of this Agreement, “Antitrust Law” means the Sherman Act, as amended, the Clayton Act, as amended, the HSR Act, the Federal Trade Commission Act, as amended, applicable Antitrust Laws in the Federative Republic of Brazil, the United Mexican States and the Republic of Venezuela and all other Laws in any other jurisdiction in which the Company or its Subsidiaries operate that are designed or intended to prohibit, restrict or regulate actions having the purpose or effect of monopolization or restraint of trade or lessening of competition through merger or acquisition.

(c) In furtherance and not in limitation of the covenants of the Parties contained in Sections 7.03(a) and 7.03(b), each of Parent and the Company shall use its reasonable best efforts to resolve such objections, if any, as may be asserted by a Governmental Entity or other Person with respect to the transactions contemplated hereby under any Antitrust Law or any foreign investment Law. In connection with the foregoing, if any administrative or judicial action or proceeding, including any proceeding by a private party, is instituted (or threatened to be instituted) challenging any transaction contemplated by this Agreement as violative of any Antitrust Law or any foreign investment Law, each of Parent and the Company shall cooperate in all respects with the other Party and use its respective reasonable best efforts to contest and resist any such action or proceeding and to have vacated, lifted, reversed or overturned any decree, judgment, injunction or other order, whether temporary, preliminary or permanent, that is in effect and that prohibits, prevents or restricts consummation of the transactions contemplated by this Agreement. Notwithstanding the foregoing or any other provision of this Agreement, nothing in this Section 7.03 shall (i) limit a Party’s right to terminate this Agreement pursuant to Section 9.02(a) or 9.02(c) so long as such Party has theretofore complied in all material respects with its obligations under this Section 7.03, (ii) require Parent to agree to any conditions which would impose (A) any limitations on Parent’s ownership or operation of all or any portion of its, any of its Subsidiaries’, or the Company’s or any of its Subsidiaries’ business or assets, or to compel Parent or any of its Subsidiaries to dispose of or hold separate all or any portion of its, any of its Subsidiaries’ or the Company’s or any of its Subsidiaries’ business or assets, (B) any limitations on the ability of Parent to acquire or hold or to exercise full rights of ownership of the Company Stock, (C) any obligations on Parent or any of its Subsidiaries or the Company or any of its Subsidiaries to maintain facilities, operations, places of business, employment levels, products or businesses or (D) any other obligation, restriction, limitation, qualification or other conditions, which, in the case of any of clauses (A) through (D) above, would, individually or in the aggregate, be reasonably expected to have a material adverse effect on Parent, have a Material Adverse Effect on the Company, or materially impair the benefits sought to be derived from the Merger, (iii) require the Company to agree to any material dispositions, limitations, consents, commitments, agreements or other material actions, other than any of the foregoing that in each such case may be conditioned upon the consummation of the Merger (or permit the Company to agree to any of the foregoing even if so conditioned if such actions would, individually or in the aggregate, reasonably be expected to have a material adverse effect on Parent, have a Material Adverse Effect on the Company, or materially impair the benefits sought to be derived from the Merger) or (iv) require any party to agree to pay or pay at any time any material amounts (other than the applicable Merger Consideration to be paid at the Closing and other than any amount required to be paid under existing contractual arrangements or contractual arrangements permitted by Section 6.01) to one or more stockholders of the Company in connection with the Merger.

(d) The Company further agrees to cooperate with Parent in arranging for such pay-off letters from bank lenders to the Company and its Subsidiaries, as are reasonably requested by Parent in connection with Parent’s plans for refinancing debt of the Company and its Subsidiaries at the Closing.

(e) Nothing in this Agreement shall require Parent or any of its Subsidiaries to seek or obtain any debt or equity financing or investment from any Person, or require any Person to make such financing or investment available, other than as expressly set forth in Section 7.13.

      SECTION 7.04.     Acquisition Proposals. (a) The Company will not, and it will cause its Subsidiaries and each officer, director or employee of, and any investment banker, attorney, accountant or other advisor or representative of, the Company or any of its Subsidiaries not to, directly or indirectly, (i) solicit, initiate or encourage the submission of any Acquisition Proposal (as defined in Section 10.11(a)); (ii) participate in any discussions or negotiations regarding, or furnish to any Person any information with respect to or in connection with, or take any other action to facilitate, any Acquisition Proposal or any inquiries or the making of any proposal that constitutes, or may reasonably be expected to lead to, any Acquisition Proposal; (iii) enter into any binding or non-binding agreement with respect to an Acquisition Proposal; or (iv) amend or grant any waiver, exemption or release with respect to any of the restrictions under the Company Organizational Documents, that would in any way facilitate an Acquisition Proposal or amend or grant any waiver or release or with respect to the limitation on ownership of shares of Company Class A Stock, the limitation on the transfer of Company Class B Stock without triggering conversion to Company Class A Stock, or the Conversion Number (as defined in the Company Organizational Documents); provided that, nothing contained in this Section 7.04(a) shall prohibit the Company Board from furnishing information to, or entering into discussions or negotiations with, any Person that makes an unsolicited bona fide written Acquisition Proposal if, and only to the extent that (A) the Company Board (including the affirmative vote of the majority of the independent directors), reasonably determines in good faith that such action is necessary for the Company Board to comply with its duties under applicable Law to act in the best interests of the Company’s stockholders, (B) the Company Board (including the affirmative vote of the majority of the independent directors) reasonably determines in good faith that such Acquisition Proposal, if accepted, is reasonably likely to be consummated taking into account all legal, financial, regulatory and other aspects of the proposal and the identity of the Person making the proposal, and believes in good faith, after consultation with and taking into account the advice of an independent, nationally recognized financial advisor, would, if consummated, result in a transaction more favorable to the Company’s stockholders taken as a whole from a financial point of view than the Merger (any such Acquisition Proposal satisfying clauses (A) and (B) being referred to herein as a “Superior Proposal”), and (C) prior to taking such action, the Company (x) provides five Business Days’ prior written notice to Parent to the effect that it is proposing to take such action, together with the applicable information specified in the next sentence, and (y) receives from such Person an executed confidentiality and standstill agreement in reasonably customary form. The Company shall notify Parent of any Acquisition Proposal or request for information by any Person who is considering making an Acquisition Proposal (including all material terms and conditions thereof and the identity of the Person making it) as promptly as practicable (but in no event later than 24 hours) after its receipt thereof, and shall promptly provide Parent with a copy of any written Acquisition Proposal or amendments or supplements thereto, and shall thereafter inform Parent on a current basis of the status of any inquiries, discussions or negotiations with such third party, and any material changes to the terms and conditions of such Acquisition Proposal, and shall promptly give Parent a copy of any information delivered to such Person which has not previously been reviewed by Parent. Immediately after the execution and delivery of this Agreement, the Company will, and will cause its Subsidiaries and Affiliates, and its and their respective officers, directors, employees, investment bankers, attorneys, accountants and other agents to, cease and terminate any existing activities, discussions or negotiations with any Persons conducted heretofore with respect to any possible Acquisition Proposal and shall notify each such Person, whom it, or any officer, director, investment advisor, financial advisor, attorney or other representative retained by it, has had discussions with during the 60 days prior to the date of this Agreement, that the Company Board no longer seeks or requests the making of any Acquisition Proposal, withdraws any consent theretofore given to the making of an Acquisition Proposal and requests the return of all confidential information provided by the Company to any such Party.

(b) The Company Board will not withdraw, modify or amend, or propose to withdraw, modify or amend, in a manner adverse to Parent, its recommendation that the Company stockholders vote in favor of the Merger (or publicly announce any intention to do so) unless (i) the Company has fully complied with the terms of Section 7.04(a), (ii) an unsolicited bona fide written Superior Proposal is pending at the time the Company Board determines to take any such action, (iii) the Company Board (including the affirmative vote of the majority of the independent directors), reasonably determines in good faith that such action is necessary for the Company Board to comply with its duties under applicable Law to act in the best interests of the Company’s stockholders and (iv) at least five Business Days before such action by the Company Board, the Company shall have delivered to Parent a prior written notice advising Parent that it intends to take such action, together with the applicable information specified in the penultimate sentence of Section 7.04(a) (and provided opportunities to Parent to submit revised proposals to it during this period of at least five Business Days). Any such withdrawal, amendment or modification of the recommendation shall not (i) change the adoption of this Agreement or any other approval of the Company Board in any respect that would have the effect of causing the threshold restrictions on Company Stock ownership under any Takeover Statute to be applicable to the transactions contemplated hereby, including the Merger, or the transactions contemplated by the Stockholder Agreement, or (ii) change the obligation of the Company to present this Agreement for approval at the Company Stockholders Meeting on the earliest practicable date. At any such meeting following any withdrawal, amendment or modification of the Company’s recommendation of this Agreement, the Company shall submit this Agreement to its stockholders without a positive recommendation (although the adoption of this Agreement by the Company Board may not be rescinded or amended), in which event the Company Board may communicate the basis for its lack of a positive recommendation to its stockholders in the Proxy Statement or an appropriate amendment or supplement thereto to the extent required by law. Nothing contained in this Section 7.04 shall prohibit the Company from taking and disclosing to its stockholders a position contemplated by Rule 14d-9 or Rule 14e-2(a) promulgated under the Exchange Act.

(c) Nothing in this Section 7.04 shall (i) permit the Company to terminate this Agreement (except as provided in Article IX) or (ii) affect any other obligations of the Company under this Agreement.

      SECTION 7.05.     Public Announcements. Parent and Merger Sub, on the one hand, and the Company, on the other hand, will consult with the other before issuing any press release or otherwise making any public statements with respect to the transactions contemplated by this Agreement, including the Merger, and shall not issue any such press release or make any such public statement, except as may be required by applicable Law or by obligations pursuant to any listing agreement.

      SECTION 7.06.     Indemnification; Directors’ and Officers’ Insurance. (a) Parent agrees that all rights to exculpation and indemnification for acts or omissions occurring prior to the Effective Time in favor of the current or former directors or officers of the Company as provided in the Company Organizational Documents or in any agreement listed in Section 7.06 of the Company Disclosure Letter shall survive the Merger and shall continue in full force and effect in accordance with their terms from the Effective Time until the expiration of the applicable statute of limitations with respect to any claims against such directors or officers arising out of such acts or omissions.

(b) Without limiting the Company’s obligations under Section 7.12, for a period of six years after the Effective Time, Parent shall cause to be maintained in effect the policies of directors’ and officers’ liability insurance maintained by the Company for the benefit of those persons who are covered by such policies at the Effective Time (or Parent may substitute therefor policies of at least the same coverage) with respect to matters occurring prior to the Effective Time, to the extent that such liability insurance can be maintained at a cost to Parent not greater than 250 percent of the annual premium applicable to the June 2002 – June 2003 period (as of the date of this Agreement) for the current Company directors’ and officers’ liability insurance as set forth in Section 7.06 of the Company Disclosure Letter; provided that, if such insurance cannot be so maintained or obtained at such costs, Parent shall cause the Surviving Corporation to maintain or obtain as much of such insurance as can be so maintained or obtained at a cost equal to 250 percent of the annual premium of the Company for such insurance applicable to the June 2002 – June 2003 period (as of the date of this Agreement).

(c) Without limiting the obligations of Parent pursuant to this Section 7.06, it is understood that Parent may elect to cause the Surviving Corporation to change the jurisdiction of its incorporation after the Closing.

      SECTION 7.07.     Notification of Certain Matters. The Company shall, upon obtaining knowledge of any of the following, give prompt notice to Parent, and Parent or Merger Sub shall, upon obtaining knowledge of any of the following, give prompt notice to the Company, of (i) the occurrence or nonoccurrence of any event the occurrence or nonoccurrence of which would be likely to cause any representation or warranty of such Party contained in this Agreement, which is qualified as to materiality, to be untrue or inaccurate, or any representation or warranty of such Party not so qualified, to be untrue or inaccurate in any material respect, at or prior to the Effective Time, (ii) any material failure of the Company or Parent, as the case may be, to comply with or satisfy any covenant, condition or agreement to be complied with or satisfied by it hereunder, (iii) the occurrence or non-occurrence of any event the occurrence or non-occurrence of which would be likely to cause any condition to the obligations of any Party to effect the transactions contemplated hereby not to be satisfied, (iv) any notice or other written or material oral communication from any Governmental Entity in connection with the Merger, (v) any actions, suits, claims, investigations or other proceedings (or communications indicating that the same may be contemplated) commenced or threatened against the Company or Parent, as the case may be, or any of their respective Subsidiaries which, if pending on the date of this Agreement, would have been required to have been disclosed pursuant to Section 3.12 (Litigation) or which relate to the consummation of the Merger or (vi) any notice or other written communication from any third party alleging that the consent of such third party is or may be required in connection with the transactions contemplated by this Agreement; provided that, the delivery of any notice pursuant to this Section 7.07 shall not cure such breach or non-compliance or limit or otherwise affect the rights or remedies available hereunder to the Party receiving such notice.

      SECTION 7.08.     SEC Filings. The Company shall furnish to Parent copies of all forms, reports, certifications and other documents which it files with the SEC pursuant to Section 13(a), 14(a) or 15(d) of the Exchange Act or the rules and regulations promulgated thereunder, including Regulations 13A, 14A, 14C and Rules 15d-1 through 15d-21, on or after the date hereof, and the Company warrants that, as of the respective dates thereof, such reports and other documents will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. The consolidated financial statements of the Company included in such reports (including the related notes) will comply as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto, will be prepared in conformity with U.S. GAAP (except, in the case of unaudited interim financial statements, as permitted by the rules and regulations of the SEC) applied on a consistent basis (except as specifically indicated in the notes thereto), and on that basis fairly present the consolidated financial position of the Company and its consolidated Subsidiaries as of the dates thereof and their consolidated results of operations and cash flows for the periods then ended (subject, in the case of unaudited interim financial statements, to normal year-end adjustments).

      SECTION 7.09.     Fees and Expenses. Subject to Section 9.05 (Effect of Termination and Abandonment), whether or not the Merger is consummated, all Expenses and Transfer Taxes (as defined in this Section 7.09) incurred in connection with this Agreement and the transactions contemplated hereby, including the Merger, shall be paid by the Person incurring such Expenses or Transfer Taxes (including by withholding or deduction from any payment hereunder to such Person by a payor on behalf of such Person). The Company shall cooperate with Merger Sub and Parent in preparing, executing and filing any Tax Returns with respect to any Transfer Taxes incurred by any of the Parties hereto. As used in this Agreement, (i) “Expenses” includes all out-of-pocket expenses (including all fees and expenses of counsel, accountants, investment bankers, experts and consultants to a Party and its Affiliates) incurred by a Party or on its behalf in connection with, or related to, the authorization, preparation, negotiation, execution and performance of this Agreement and the transactions contemplated hereby, including the preparation, filing, printing and mailing of the Proxy Statement and the solicitation of stockholder approvals and all other matters related to the transactions contemplated hereby and (ii) “Transfer Taxes” means all stock transfer, real estate transfer, documentary, stamp, recording and other similar Taxes (including interest penalties and additions to any such Taxes).

      SECTION 7.10.     Antitakeover Statutes. If any Takeover Statute is or may become applicable to the Merger or any Stockholder Agreement, each of Parent and Company shall use its reasonable best efforts to ensure that the transactions contemplated by this Agreement or any Stockholder Agreement may be consummated as promptly as practicable on the terms contemplated hereby and by any Stockholder Agreement and otherwise act to minimize the effects of any Takeover Statute on the transactions contemplated by this Agreement or any Stockholder Agreement.

      SECTION 7.11.     Director Resignations. On the Closing Date, the Company shall cause to be delivered to Parent duly executed resignations, effective as of the Effective Time, of each member of the Company Board and shall take such other action as is necessary to accomplish the foregoing.

      SECTION 7.12.     Employee Matters. (a) Parent shall honor and shall cause the Surviving Corporation to honor, in accordance with their respective terms, the Company Plans disclosed on Section 3.14(a) of the Company Disclosure Letter, including any rights or benefits arising as a result of the transactions contemplated by this Agreement (either alone or in combination with any other event); provided, however, that, subject to Sections 7.12(b) and (c), nothing herein is intended to limit the ability of Parent or the Surviving Corporation to amend or terminate any such plans, programs, policies or arrangements in accordance with their terms and nothing herein shall be interpreted to require Parent or the Surviving Corporation to continue the Company Stock Plans. Notwithstanding the preceding sentence, and for the avoidance of doubt, Parent agrees that it shall not, and shall cause the Surviving Corporation not to, amend, modify or terminate the Company’s Key Executive Severance, Retention and Non-Competition Plan and the Company’s Key Employee Severance, Retention and Non-Competition Plan in any manner adverse to individuals who are participants in such plans on the date hereof and who are still participants immediately prior to the Effective Time.

(b) Parent agrees that, during the period commencing at the Effective Time and ending on the later of (i) the first anniversary of the Effective Time or (ii) December 31, 2004, Parent will cause the Surviving Corporation to provide compensation, bonus opportunity and employee benefits (excluding any benefits attributable to equity based plans) to employees of the Company and its Subsidiaries whose primary work location is in the United States of America immediately prior to the Effective Time (the “U.S. Employees”) that are substantially similar in value in the aggregate to those provided to the U.S. Employees immediately prior to the Effective Time and determined based on the information made available to Parent by the Company.

(c) For purposes of eligibility and vesting (but not benefit accrual other than benefit accrual under severance and vacation plans) under the employee benefit plans of Parent and its Subsidiaries (including the Surviving Corporation) providing benefits to any employees of the Company and its Subsidiaries immediately prior to the Effective Time (the “Affected Employees”) following the Effective Time, each Affected Employee shall be credited with his or her years of service with the Company and its Subsidiaries (and any predecessor entities thereof) before the Effective Time, to the same extent as such Affected Employee was entitled before the Effective Time to credit for such service under any similar employee benefit plan of the Company and its Subsidiaries and to the same extent that similarly situated employees of the Parent or its Subsidiaries receive credit for past service under such plans. The foregoing provision shall not effect any Affected Employees’ benefits accrued under any Company Plan prior to the Effective Time. Following the Effective Time, Parent shall, or shall cause its Subsidiaries to, (i) waive any pre-existing condition limitation under any welfare benefit plan maintained by Parent or any of its Subsidiaries in which Affected Employees and their eligible dependents participate (except to the extent that such pre-existing condition limitation would have been applicable under the comparable Company welfare benefit plans immediately prior to the Effective Time) and (ii) provide each Affected Employee with credit for any co-payments and deductibles incurred prior to the Effective Time (or such earlier or later transition date to new welfare benefits plans) occurs, in satisfying any applicable deductible or out-of-pocket requirements under any welfare benefit plans in which Affected Employees participate after the Effective Time in respect of the plan year which such deductible or co-payment applies.

(d) Nothing provided herein shall affect in any way the Parent and Surviving Corporation’s ability to terminate the employment of any Affected Employee at any time.

      SECTION 7.13.     Financing. Parent shall use its reasonable best efforts to obtain the financing in accordance with, and subject to, the Commitments (the “Financing”). Without the prior written consent of the Company, Parent shall not amend any material term of the Commitments in a way that would adversely affect the Company. Parent shall not terminate the mandate letter referenced in the Commitment Letter. The Company shall, and shall cause its Subsidiaries and Affiliates to, use their reasonable best efforts to assist Parent in its efforts to satisfy its obligations under this Section 7.13, including, assisting Parent in the preparation of any documentation relating to the Financing, and granting any guarantees and security interests required for the Financing that are effective only from and after the Effective Time; provided that, neither the Company nor its Subsidiaries shall be obligated to pay any commitment or similar fees prior to the Effective Time.

      SECTION 7.14.     Standstill. If this Agreement is terminated by the Company pursuant to Section 9.03(c) or by Parent pursuant to Section 9.02(a) at a time when the conditions in Sections 8.02(e) and 8.02(f) have not both been satisfied or waived (and the failure of such conditions to have been satisfied is not, in either case, due to a breach of this Agreement by the Company) and the only other condition, if any, in Sections 8.01 and 8.02 that would not be satisfied at such time is Section 8.02(c) (such a termination, a

“Financing Termination”), the time period referenced in the first sentence of paragraph 7 of the Confidentiality Agreement will be extended until May 14, 2005.

ARTICLE VIII

CONDITIONS TO CONSUMMATION OF THE MERGER

      SECTION 8.01.     Conditions to Each Party’s Obligations to Effect the Merger. The respective obligations of each Party to consummate the transactions contemplated by this Agreement are subject to the fulfillment at or prior to the Effective Time of each of the following conditions, any or all of which may be waived in whole or in part by the Party being benefited thereby to the extent permitted by applicable Law:

(a) The agreement of merger contained within this Agreement shall have been approved and adopted by the Company Stockholder Approvals.

(b) Any waiting period applicable to the Merger under the HSR Act shall have expired or early termination thereof shall have been granted; any approvals or waiting periods required under the Antitrust Law or foreign investment Law of the Republic of Panama or the United Mexican States shall have been obtained or shall have expired; and all other authorizations, consents or approvals of, or filings with, or terminations or expirations of waiting periods imposed by, any Governmental Entity, which the failure to obtain, make or occur would have the effect of making the Merger or any of the transactions contemplated by this Agreement illegal shall have been obtained, shall have been made or shall have occurred.

(c) No Governmental Entity or foreign, federal or state court of competent jurisdiction in the Republic of Panama, the United Mexican States or the U.S. or any country where Parent, the Company or any of their respective Subsidiaries conducts business or operates shall have enacted, issued, promulgated, enforced or entered any statute, rule, regulation, executive order, decree, judgment, injunction or other order (whether temporary, preliminary or permanent) or, in the case of such a court, issued a decision, in any case which is in effect and either (i) which prevents or prohibits consummation of the Merger or (ii) which both (A) has been enacted, issued, promulgated, enforced or entered (or, in the case of such a court decision, issued) specifically and expressly with respect to the Merger and (B) would have the effect of requiring any Party to agree to pay or pay at any time any material amounts (other than the applicable Merger Consideration to be paid at the Closing and other than any amount required to be paid under existing contractual arrangements or contractual arrangements permitted by Section 6.01) to one or more shareholders of the Company in connection with the Merger.

(d) No Governmental Entity in the Republic of Panama, the United Mexican States or the U.S. or any country where Parent, the Company or any of their respective Subsidiaries conducts business or operates shall have instituted any action or proceeding (which remains pending at what would otherwise be the Closing Date) seeking to enjoin, restrain or otherwise prohibit consummation of the Merger.

      SECTION 8.02.     Conditions to the Obligations of Parent and Merger Sub. The obligations of Parent and Merger Sub to consummate the transactions contemplated by this Agreement are subject to the fulfillment at or prior to the Effective Time of each of the following additional conditions, any or all of which may be waived in whole or part by Parent to the extent permitted by applicable Law:

(a) The representations and warranties of the Company contained herein shall have been true and correct when made and on and as of the Closing Date as though made on and as of the Closing Date (except for representations and warranties made as of a specified date, which need be true only as of the specified date); provided that:

(i)	Any such representation and warranty contained in Section 3.01, 3.02, Section 3.04, Section 3.08, 3.09, Section 3.23, Section 3.24 or Section 3.25 shall be deemed untrue if (x) to the extent any such representation and warranty is modified or qualified based on the terms “materially” or “material” or based on the defined term “Material Adverse Effect,”

it shall fail to be true and correct in any respect, or (y) to the extent it is not so modified or qualified, it shall fail to be true and correct in any material respect; and

(ii)	Any such representation or warranty contained in Section 3.05, Section 3.06, Section 3.07 (other than Section 3.07(a)), Section 3.10, Section 3.11, Section 3.12, Section 3.13, Section 3.14, Section 3.15, Section 3.16, Section 3.17, Section 3.18, Section 3.19, Section 3.20, Section 3.21 or Section 3.22 (without giving effect to the words “materially” or “material” or to any modification or qualification based on such terms or based on the defined term “Material Adverse Effect”), shall be deemed untrue if such representation or warranty shall fail to be true and correct in all respects, unless the failure of such representation or warranty, together with the failure of all other representations and warranties in the same Section, to be true and correct has not had, and would not reasonably be expected to have, a Material Adverse Effect on the Company.

(b) The Company shall have performed or complied in all material respects with all covenants and agreements contained herein required to be performed or complied with by it prior to or at the time of the Closing.

(c) The Company shall have delivered to Parent a certificate, dated the date of the Closing, signed by any senior officer of the Company, certifying as to the fulfillment of the conditions specified in Sections 8.02(a) and 8.02(b).

(d) All authorizations, consents or approvals of, or filings with, or terminations or expirations of waiting periods imposed by, any Governmental Entity (other than those specified in Section 8.01(b)) required in connection with the execution and delivery of this Agreement and the performance of the obligations hereunder shall have been made or obtained or shall have occurred, without any limitation, restriction or condition that has or would reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect on the Company (or an effect on Parent and its Subsidiaries that, were such effect applied to the Company and its Subsidiaries, would have or would reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect on the Company), except for such authorizations, consents, approvals, filings, terminations or expirations, the failure of which to have been made or obtained or to have occurred does not and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect on the Company (or an effect on Parent and its Subsidiaries that, were such effect applied to the Company and its Subsidiaries, would have or would reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect on the Company).

(e) The lenders under the Bank Commitments shall have disbursed to Parent, and Parent shall have received, at least U.S.$2.05 billion.

(f) Parent shall have received confirmation that its final foreign currency debt ratings (after giving effect to the transactions contemplated in this Agreement, including the assumption of all off-balance sheet obligations of the Company and its Subsidiaries) would be, and would be reasonably expected to be, at least BBB- from Standard and Poor’s Rating Services and Baa3 from Moody’s Investor Ratings Service, with stable outlook in each case.

      SECTION 8.03.     Conditions to the Obligations of the Company. The obligations of the Company to consummate the transactions contemplated by this Agreement are subject to the fulfillment at or prior to the Effective Time of each of the following conditions, any or all of which may be waived in whole or in part by the Company to the extent permitted by applicable Law:

(a) The representations and warranties of Parent and Merger Sub contained herein shall have been true when made and on and as of the Closing Date as though made on and as of the Closing Date

(except for representations and warranties made as of a specified date, which need be true only as of the specified date); provided that:

(i)	All such representations and warranties shall be interpreted without giving effect to the words “materially” or “material” or to any qualification or modification based on such terms or based on the defined term “Material Adverse Effect” as it applies to Parent and Merger Sub; and

(ii)	Any such representation or warranty shall be deemed untrue if such representation or warranty shall fail to be true and correct in all respects, unless the failure of all such representations and warranties to be true and correct has not had, and would not reasonably be expected to have, individually or in the aggregate, a material adverse effect on the ability of Parent or Merger Sub to perform its obligations under this Agreement.

(b) Parent and Merger Sub shall have performed or complied in all material respects with all covenants and agreements contained herein required to be performed or complied with by it prior to or at the time of the Closing.

(c) Parent shall have delivered to the Company a certificate, dated the date of the Closing, signed by any officer of Parent, certifying as to the fulfillment of the conditions specified in Sections 8.03(a) and 8.03(b).

ARTICLE IX

TERMINATION; AMENDMENT; WAIVER

      SECTION 9.01.     Termination by Mutual Agreement. This Agreement may be terminated and the Merger may be abandoned at any time prior to the Effective Time, whether before or after the approval of the Merger by the Company Stockholder Approvals, by mutual written consent of the Company and Parent by action of their respective Boards of Directors.

      SECTION 9.02.     Termination by Either Parent or the Company. This Agreement may be terminated and the Merger may be abandoned at any time prior to the Effective Time by action of the Board of Directors of either Parent or the Company if:

(a) the Merger shall not have been consummated by 270th day after the date hereof (the “Termination Date”);

(b) the Company Stockholder Approvals shall not have been obtained at the Company Stockholders Meeting or at any adjournment or postponement thereof; or

(c) any court or other Governmental Entity in the Republic of Panama, the United Mexican States or the U.S. or any country where Parent, the Company or any of their respective Subsidiaries conducts business or operates shall have issued a final Law, order, decree or ruling or taken any other final action restraining, enjoining or otherwise prohibiting the Merger and such Law, order, decree, ruling or other action is or shall have become final and nonappealable;

provided that, the right to terminate this Agreement pursuant to this Section 9.02 shall not be available to any party that has breached in any material respect its obligations under this Agreement in any manner that shall have proximately contributed to the occurrence of the failure of the Merger to be consummated.

      SECTION 9.03.     Termination by the Company. This Agreement may be terminated and the Merger may be abandoned at any time prior to the Effective Time by action of the Company Board (including the affirmative vote of the majority of the independent directors) if:

(a) there is a breach by Parent of any representation, warranty, covenant or agreement contained in this Agreement that would give rise to a failure of a condition set forth in Sections 8.03(a) or 8.03(b), which has not been cured (or is not capable of being cured) within 30 days following receipt by Parent of written notice of such breach;

(b) (i) the Company Board has received a Superior Proposal and the Company Board (including the affirmative vote of the majority of the independent directors) resolves to terminate this Agreement and to recommend, approve and enter into an agreement with respect to the consummation of the Superior Proposal, (ii) at least five Business Days following receipt by Parent of the notice and attachments described in clause (iii) immediately below, and taking into account any revised proposal made by Parent since receipt of such notice and attachment, the Company Board (including the affirmative vote of the majority of the independent directors) shall have determined that such Superior Proposal remains a Superior Proposal, (iii) the Company is in compliance with Section 7.04 and at least five Business Days before such termination has notified Parent that it intends to terminate and attaches to such notice the most recent version of the Superior Proposal, (iv) Parent is not at such time entitled to terminate this Agreement pursuant to Section 9.04(b) (assuming for this purpose the satisfaction of any notice or lapse of time requirements set forth in such Section whether or not actually satisfied), and (v) the Company shall have paid, concurrently with such termination, in same-day funds to Parent the termination fee contemplated in Section 9.05(b) (it being understood that such termination shall not be effective until such payment has been made in full); or

(c) (i) forty-five days shall have passed since the fifth consecutive Business Day during which all the conditions to the obligations of Parent and Merger Sub contained in Sections 8.01 and 8.02 (other than those specified in Section 8.02(e) or 8.02(f) and ignoring for this purpose Section 8.02(c)) shall have been satisfied; (ii) the failure of Section 8.02(e) or 8.02(f) to be satisfied is not due to a breach of this Agreement by the Company and (iii) at least 120 days shall have passed since the date hereof.

      SECTION 9.04.     Termination by Parent. This Agreement may be terminated and the Merger may be abandoned at any time prior to the Effective Time by Parent if:

(a) the Company Board, whether or not permitted to do so by this Agreement, shall have withdrawn or adversely modified, or publicly proposes to withdraw or adversely modify, its approval or recommendation of this Agreement or the Merger, or shall have failed to call the Company Stockholders Meeting in accordance with Section 7.02, or shall have failed to solicit proxies from its stockholders in connection therewith; or

(b) there is a breach by the Company (i) of any of its obligations under Section 7.02 or Section 7.04 in any material respect, or (ii) of any representation, warranty, covenant or agreement contained in this Agreement that, individually or in the aggregate, would give rise to a failure of a condition set forth in Sections 8.02(a) or 8.02(b), which (in the case of this clause (ii)) has not been cured, or is not capable of being cured, within 30 days following receipt by the Company of written notice of such breach.

      SECTION 9.05.     Effect of Termination and Abandonment. (a) In the event of termination of this Agreement and the abandonment of the Merger pursuant to this Article IX, this Agreement (other than this Section 9.05 and Sections 6.02(c), 7.09 or 7.14 and Article X) shall become void and of no effect with no liability on the part of any Party (or of any of its directors, officers, employees, agents, legal and financial advisors or other representatives); provided that, no such termination shall relieve any Party of any liability or damages resulting from any willful and material breach of any representations, warranties, covenants or agreements contained in this Agreement.

      (b) In the event that:

(i)	this Agreement is terminated by Parent pursuant to Section 9.04(a) or Section 9.04(b)(i) or by Parent or the Company pursuant to Section 9.02(b) and within 15 months of such termination, the Company enters into an agreement to consummate, or consummates, any Acquisition Proposal; or

(ii)	(A) on or after the date hereof and at or before the termination of this Agreement, an Acquisition Proposal shall have been made to the Company or any of its Subsidiaries or any of its stockholders or any Person shall have publicly announced an intention (whether or not conditional) to make an Acquisition Proposal with respect to the Company or any of its

Subsidiaries, (B) this Agreement is terminated by either Parent or the Company pursuant to Section 9.02(a) or by Parent pursuant to Section 9.04(b)(ii) and (C) within 15 months of such termination, the Company enters into an agreement to consummate, or consummates, any Acquisition Proposal; or

(iii)	this Agreement is terminated by the Company pursuant to Section 9.03(b);

then the Company shall (A) pay Parent a termination fee of U.S. $125,000,000.00 (one hundred and twenty-five million dollars) in same-day funds, on (x) the date the Company terminates this Agreement pursuant to Section 9.03(b) (and such termination shall not be effective until such payment has been made in full), or (y) in the case of a termination contemplated in Section 9.05(b)(i) or Section 9.05(b)(ii), the date of execution of an agreement to consummate, or if earlier, the consummation of any Acquisition Proposal, and (B) reimburse all Expenses of Parent and Merger Sub not in excess of U.S. $15,000,000. Solely for the purposes of this Section 9.05, the term “Acquisition Proposal” shall have the meaning set forth in Section 10.11(a) except that (A) the term “material portion” in clause (ii) of such definition shall not be deemed to apply to less than 25% of the assets or operations of the Company and its Subsidiaries, taken as a whole, provided that, without intending to raise the minimum threshold for what constitutes a “material portion,” it is understood that, for purposes of Section 9.05 and for all other purposes, substantially all of the assets or operations of the Company and its Subsidiaries located in Mexico shall at all times constitute a “material portion”; (B) all references to 15% in clause (iii) of such definition shall be deemed to be references to 35% and (C) clause (iii)(C) of such definition shall be deemed deleted. The Company acknowledges that the agreements contained in this Section 9.05(b) are an integral part of the transactions contemplated by this Agreement, and that, without these agreements, Parent and Merger Sub would not have entered into this Agreement; accordingly, if the Company fails to promptly pay the amounts due pursuant to this Section 9.05(b), and, in order to obtain such payment, Parent commences a suit which results in a judgment against the Company for the fee and Expenses set forth in this Section 9.05(b), the Company shall pay to Parent its costs and expenses (including attorneys’ fees) in connection with such suit, together with interest from the date of termination of this Agreement on the amounts owed at the prime rate of Citibank, N.A. in effect from time to time during such period plus two percent (2%). Acceptance by Parent of the fee due under this Section 9.05(b) shall constitute acceptance by Parent of the validity of any termination of this Agreement.

(c) In the event this Agreement is terminated by the Company or Parent pursuant to a Financing Termination, then the Parent shall (i) pay the Company a termination fee of U.S. $125,000,000.00 (one hundred and twenty-five million dollars) in same-day funds within five Business Days of the date of such termination and (ii) reimburse all Expenses of the Company not in excess of U.S. $15,000,000. Parent and Merger Sub acknowledge that the agreements contained in this Section 9.05(c) are an integral part of the transactions contemplated by this Agreement, and that, without these agreements, the Company would not have entered into this Agreement; accordingly, if Parent and Merger Sub fail to promptly pay the amounts due pursuant to this Section 9.05(c), and, in order to obtain such payment, the Company commences a suit which results in a judgment against Parent for the fee and the reimbursement of the Expenses set forth in this Section 9.05(c), Parent shall pay to the Company its costs and expenses (including attorneys’ fees) in connection with such suit, together with interest from the date of termination of this Agreement on the amounts owned at the prime rate of Citibank, N.A. in effect from time to time during such period plus two percent (2%). Acceptance by the Company of the fee due under this Section 9.05(c) shall constitute acceptance by the Company of the validity of any termination of this Agreement.

      SECTION 9.06.     Amendment. This Agreement may be amended by action taken by the Company, Parent and Merger Sub at any time before or after approval of the Merger by the Company Stockholder Approvals but, after any such approval, no amendment shall be made which requires the approval of the stockholders of the Company or Parent under applicable Law. This Agreement may not be amended except by an instrument in writing signed on behalf of all the Parties.

      SECTION 9.07.     Extension; Waiver. At any time prior to the Effective Time, each Party (for these purposes, Parent and Merger Sub shall together be deemed one Party and the Company shall be deemed the other Party) may (i) extend the time for the performance of any of the obligations or other acts of the other Party, (ii) waive any inaccuracies in the representations and warranties of the other Party contained herein or in any document, certificate or writing delivered pursuant hereto, or (iii) waive compliance by the other Party with any of the agreements or conditions contained herein. Any agreement on the part of either Party hereto to any such extension or waiver shall be valid only if set forth in an instrument in writing signed on behalf of such Party. The failure of either Party hereto to assert any of its rights hereunder shall not constitute a waiver of such rights.

ARTICLE X

MISCELLANEOUS

      SECTION 10.01.     Nonsurvival of Representations and Warranties. None of the representations and warranties in this Agreement or in any exhibit, schedule or instrument delivered pursuant to this Agreement shall survive beyond the Effective Time. This Section 10.01 shall not limit any covenant or agreement of the Parties which by its terms contemplates performance after the Effective Time or termination of this Agreement in accordance with its terms.

      SECTION 10.02.     Entire Agreement; Assignment. (a) This Agreement taken together with the Company Disclosure Letter and the Parent Disclosure Letter constitutes the entire agreement between the Parties with respect to the transactions contemplated hereby and supersedes all other prior agreements and understandings, both written and oral, among the Parties with respect to the subject matter hereof, other than the Confidentiality Agreement, provided, however, that, if this Agreement is terminated by the Company pursuant to a Financing Termination, the terms of Section 7.14 shall be deemed to amend paragraph 7 of the Confidentiality Agreement.

(b) Neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by operation of Law (including by merger or consolidation) or otherwise; provided that, that Merger Sub may assign, in its sole discretion, any or all of its rights, interests and obligations under this Agreement to any wholly owned Subsidiary of Parent, but no such assignment shall relieve Parent or Merger Sub of its obligations hereunder if such assignee does not perform such obligations. Any assignment in violation of the preceding sentence shall be void. Subject to the preceding sentence, this Agreement will be binding upon, inure to the benefit of, and be enforceable by, the Parties and their respective successors and assigns.

      SECTION 10.03.     Notices. All notices, requests, instructions or other documents to be given under this Agreement shall be in writing and shall be deemed given upon receipt by a Party at the following address for such Party:

if to Parent or to Merger Sub, to:

Coca-Cola Femsa, S.A. de C.V.
Guillermo González Camarena No. 600
Centro de Ciudad Santa Fé
01210 México, D.F., México
Attention: Chief Financial Officer
Facsimile: 011-5255-5292-3475

with a copy to:

Coca-Cola Femsa, S.A. de C.V.
Guillermo González Camarena No. 600
Centro de Ciudad Santa Fé
01210 México, D.F., México
Attention: General Counsel
Facsimile: 011-5281-8328-6180

and with a copy to:

Cleary, Gottlieb, Steen & Hamilton
One Liberty Plaza
New York, NY 10006
Attention: Jaime A. El Koury, Esq.
Ethan A. Klingsberg, Esq.
Facsimile: (212) 225-3999

if to the Company, to:

Panamerican Beverages, Inc.
c/o Panamco L.L.C.
701 Waterford Way, Suite 800
Miami, FL 33126
Attention: General Counsel
Facsimile: (786) 388-8191

with a copy to:

Cravath, Swaine & Moore
825 Eighth Avenue
New York, NY 10019
Attention: Richard Hall, Esq.
Facsimile: (212) 474-3700

or to such other address as the Person to whom notice is given may have previously furnished to the other in writing in the manner set forth above.

      SECTION 10.04.     Governing Law. This Agreement shall be governed by and construed in accordance with the Laws of the State of New York, without giving effect to the choice of law principles thereof, except insofar as mandatory provisions of Panama Law apply to the Merger.

      SECTION 10.05.     Descriptive Headings. The descriptive headings herein are inserted for convenience of reference only and are not intended to be part of or to affect the meaning or interpretation of this Agreement.

      SECTION 10.06.     Parties in Interest. This Agreement shall be binding upon and inure solely to the benefit of each Party and its successors and permitted assigns, and nothing in this Agreement, other than Article II and Section 7.06 (Indemnification; Directors’ and Officers’ Insurance), express or implied, is intended to or shall confer upon any other Person any rights, benefits or remedies of any nature whatsoever under or by reason of this Agreement.

      SECTION 10.07.     Severability. The provisions of this Agreement shall be deemed severable and the invalidity or unenforceability of any provision shall not affect the validity or enforceability of the other provisions hereof. If any provision of this Agreement, or the application thereof to any Person or any circumstance, is invalid or unenforceable, (a) a suitable and equitable provision shall be substituted therefor in order to carry out, so far as may be valid and enforceable, the intent and purpose of such invalid or unenforceable provision and (b) the remainder of this Agreement and the application of such provision to other Persons or circumstances shall not be affected by such invalidity or unenforceability, nor shall such invalidity or unenforceability affect the validity or enforceability of such provision, or the application thereof, in any other jurisdiction.

      SECTION 10.08.     Enforcement; Jurisdiction. Each of the Parties (a) consents to submit itself to the personal jurisdiction of any federal court located in the State of New York or any New York state court in the event any dispute arises out of this Agreement or any of the transactions contemplated hereby, (b) agrees that it will not attempt to deny or defeat such personal jurisdiction by motion or other request for leave from any such court and (c) agrees that it will not bring any action relating to this Agreement or any of the transactions contemplated hereby in any court other than a federal or state court sitting in the State of New York.

      SECTION 10.09.     Counterparts. This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement and shall become effective when one or more counterparts have been signed by each of the Parties and delivered to the other Parties.

      SECTION 10.10.     Interpretation. (a) The words “hereof,” “herein” and “herewith” and words of similar import shall, unless otherwise stated, be construed to refer to this Agreement as a whole and not to any particular provision of this Agreement, and article, section, paragraph, exhibit and schedule references are to the articles, sections, paragraphs, exhibits and schedules of this Agreement unless otherwise specified. Whenever the words “include,” “includes” or “including” are used in this Agreement, they shall be deemed to be followed by the words “without limitation.” All terms defined in this Agreement shall have the defined meanings contained herein when used in any certificate or other document made or delivered pursuant hereto unless otherwise defined therein. The definitions contained in this Agreement are applicable to the singular as well as the plural forms of such terms and to the masculine as well as to the feminine and neuter genders of such terms. Any statute defined or referred to herein means such statute as from time to time amended, qualified or supplemented, including by succession of comparable successor statutes. References to a Person are also to its permitted successors and assigns.

(b) The phrase “made available” in this Agreement shall mean that the information referred to has been actually delivered to, or is made available for the review of, the Party to whom such information is to be made available.

(c) The Parties have participated jointly in the negotiation and drafting of this Agreement. In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the Parties and no presumption or burden of proof shall arise favoring or disfavoring any Party by virtue of the authorship of any provisions of this Agreement.

      SECTION 10.11.     Definitions. (a) “Acquisition Proposal” means an inquiry, offer or proposal, or any binding or non-binding agreement, regarding any of the following (other than the Merger contemplated by this Agreement): (i)(A) any merger, consolidation, share exchange, recapitalization, business combination or other similar transaction of the Company or (B) any such transaction involving any of the Company’s Subsidiaries which would have the effect described in clause (ii) of this definition on the Company and its Subsidiaries, taken as a whole, or the effect described in clause (iii) of this definition on the Company or any Significant Subsidiary; (ii) any sale, lease, exchange, spin-off, mortgage, pledge, transfer or other disposition of all or a material portion of the assets or operations of the Company and its Subsidiaries, taken as a whole, in a single transaction or series of transactions; (iii) any tender offer, exchange offer or other transaction or series of transactions for the acquisition by a third party or a shareholder of the Company of more than 15% of (A) the outstanding shares of Company Stock, (B) the voting securities of the Company or (C) the equity or voting stock of any Significant Subsidiary; or (iv) any public announcement or filing of a proposal, plan or intention to do any of the foregoing or any agreement to engage in any of the foregoing. It is understood that an Acquisition Proposal shall include any such inquiry, offer, proposal or agreement made by or entered into with any shareholder of the Company or any Affiliate thereof, whether or not relating to a transaction involving such shareholder.

(b) An “Affiliate” of a Person, unless otherwise defined herein, shall have the meaning provided in Rule 12b-2 under the Exchange Act.

(c) “Beneficial Ownership” or “Beneficially Own” with respect to any securities means having beneficial ownership of such securities (as determined pursuant to Rule 13d-3 under the Exchange Act, disregarding the phrase “within 60 days” in paragraph (d)(1)(i) thereof), including pursuant to any agreement, arrangement or understanding, whether or not in writing. Without duplicative counting of the same securities by the same holder, securities Beneficially Owned by a Person shall include securities Beneficially Owned by all Affiliates of such Person.

(d) “Business Day” shall have the meaning provided in Rule 14d-1(g) under the Exchange Act, provided that such day shall be a trading day on the NYSE and the Bolsa.

(e) “Code” means, the Internal Revenue Code of 1986, as amended.

(f) “Material Adverse Effect” means, with respect to the Company or any of its Subsidiaries (subject to and except as provided in Section 3.07(a) of the Company Disclosure Letter) any event, change, circumstance or effect that has a material adverse effect on (i) the business, results of operations or financial condition of the Company and its Subsidiaries taken as a whole or (ii) the ability of the Company to consummate the transactions contemplated by this Agreement, provided, however, that any adverse event, change, circumstance or effect (A) resulting from any change in U.S. GAAP or official interpretations thereof after the date hereof that apply to the Company (for the avoidance of doubt, this clause (A) shall not include any event, change, circumstance or effect resulting from a notice, request or order from an auditor or a Governmental Entity for the Company to change its accounting practices or principles prospectively or retroactively because of a failure of the Company to comply with U.S. GAAP as in effect before the date hereof), (B) resulting from a downturn in the economy in general and not specifically relating to the Company or its Subsidiaries, (C) relating to the industries in which the Company and its Subsidiaries operate and not specifically relating to the Company or its Subsidiaries, (D) resulting from the public announcement of the transactions contemplated by this Agreement, (E) resulting from the imposition of any exchange controls or any decline or fluctuation in the value of the currencies against the U.S. dollar affecting the currencies of the jurisdictions in which the Company and its Subsidiaries operate, or (F) any actions taken or failure to act by TCCC, shall not be considered when determining if a Material Adverse Effect on the Company has occurred.

(g) “Person” means an individual, corporation, limited liability company, partnership, association, trust, unincorporated organization, other entity or group (as defined in the Exchange Act).

(h) “Significant Subsidiary” means (i) with respect to the Company, (a) any Subsidiary of the Company that constitutes a Significant Subsidiary of the Company within the meaning of Rule 1-02 of Regulation S-X of the SEC (determined by reference to the audited consolidated financial statements of the Company for the fiscal year ended December 31, 2001), and (b) to the extent not already covered by clause (a) of this definition, the Subsidiaries of the Company listed in Section 3.02(b) of the Company Disclosure Letter or (ii) with respect to Parent, any Subsidiary of Parent that constitutes a Significant Subsidiary of Parent within the meaning of Rule 1-02 of Regulation S-X of the SEC as of the date hereof.

(i) “Subsidiary” means, when used with reference to any entity, any corporation or other organization, whether incorporated or unincorporated, (i) of which such Party or any other subsidiary of such Party is a general or managing partner or (ii) fifty percent or more of the outstanding voting securities or interests of which is directly or indirectly owned or controlled by such Party or by any one or more of its subsidiaries; provided, however, that other than for purposes of Section 3.07(a) and the definition of “Material Adverse Effect,” CA Beverages, Inc. and its Subsidiaries shall not be deemed Subsidiaries of the Company.

(j) “wholly owned Subsidiary” means, when used with reference to any Person, a subsidiary ninety-five percent or more of the outstanding equity securities or interests of which are directly or indirectly owned by such Person.

[signature page follows]

      IN WITNESS WHEREOF, each of the Parties has caused this Agreement to be duly executed on its behalf as of the day and year first above written.

COCA-COLA FEMSA, S.A. DE C.V.

By:	/s/ CARLOS SALAZAR

Name: Carlos Salazar
Title: Attorney-in-Fact

MIDTOWN SUB, INC.

By:	/s/ HÉCTOR TREVIÑO

Name: Héctor Treviño
Title: Attorney-in-Fact

PANAMERICAN BEVERAGES, INC.

By:	/s/ CRAIG D. JUNG

Name: Craig D. Jung
Title: President and Chief Executive Officer

GLOSSARY OF DEFINED TERMS

Defined on
Defined Terms	Page

Acquisition Proposal	A-40
Affected Employees	A-32
Affiliate	A-40
Aggregate Basket	A-25
Agreement	A-1
Antitrust Law	A-27
Average Closing Price	A-3
Bank Commitments	A-21
Beneficial Ownership	A-41
Beneficially Own	A-41
Bolsa	A-20
Business Day	A-41
Cash Consideration	A-2
Certificate of Merger	A-1
Class A Cash Consideration	A-2
Class B Cash Consideration	A-2
Closing	A-1
Closing Date	A-1
Code	A-41
Commitment Letter	A-21
Commitments	A-21
Company	A-1
Company Agreements	A-13
Company Articles	A-7
Company Board	A-8
Company Capitalization Date	A-7
Company Certificates	A-4
Company Class A Stock	A-7
Company Class B Stock	A-7
Company Class C Stock	A-3
Company Class D Stock	A-3
Company Disclosure Letter	A-6
Company Financial Advisor	A-18
Company Material Contract	A-17
Company Organizational Documents	A-9
Company Permits	A-13
Company Plan	A-14
Company Plans	A-14
Company Preferred Stock	A-7
Company Required Approvals	A-12
Company SEC Reports	A-10
Company Stock Option	A-3
Company Stock Plans	A-3
Company Stockholder Approvals	A-27

Defined on
Defined Terms	Page

Company Stockholders Meeting	A-27
Confidentiality Agreement	A-26
Contract	A-20
Declaration	A-19
Decree	A-19
Disqualified Holders	A-27
Effective Time	A-1
Environmental Laws	A-16
Environmental Liabilities	A-16
Environmental Permits	A-16
Environmental Report	A-16
ERISA	A-14
Exchange Act	A-9
Exchange Fund	A-4
Expenses	A-31
FEMSA	A-18
FEMSA Commitment	A-21
Financing	A-32
Financing Termination	A-33
Governmental Entity	A-12
Hazardous Materials	A-16
HSR Act	A-12
Initial Price	A-3
Intellectual Property	A-18
Labor Law	A-13
Law	A-13
Letter of Transmittal	A-4
Lien	A-8
Material Adverse Effect	A-41
Merger	A-1
Merger Consideration	A-3
Merger Sub	A-1
Panama Law	A-1
Parent	A-1
Parent Disclosure Letter	A-19
Parent Required Approvals	A-20
Parent Series D Shares	A-3
Parties	A-1
Paying Agent	A-4
PBGC	A-14
Permitted Refinancings	A-25
Person	A-41
Promissory Notes	A-4
Proxy Statement	A-12
Required Company Votes	A-9

Defined on
Defined Terms	Page

Restricted Shareholders	A-3
Restricted Stock Agreements	A-3
SEC	A-6
Securities Act	A-12
Significant Subsidiary	A-41
Specified Directors	A-9
Stockholder	A-1
Stockholder Agreement	A-1
Stockholder Agreements	A-1
Subsidiary	A-41
Superior Proposal	A-29
Surviving Corporation	A-1
Takeover Statutes	A-19
Tax Returns	A-17
Taxes	A-17
TCCC	A-1
TCCC Consideration	A-3
TCCC Stockholders Agreement	A-3
Termination Date	A-35
Transaction Statement	A-12
Transfer Taxes	A-31
Trust	A-1
U.S. Employees	A-32
U.S. GAAP	A-10
U.S. Plan	A-14
Venbottling	A-18
Voting Trust Agreement	A-1
Voting Trust Amendment	A-1
wholly owned Subsidiary	A-41

ANNEX B

STOCKHOLDERS AGREEMENT

      STOCKHOLDERS AGREEMENT, dated as of December 22, 2002 (this “Agreement”), among COCA-COLA FEMSA, S.A. DE C.V., a corporation organized under the laws of the United Mexican States (“Parent”), MIDTOWN SUB, INC., a corporation organized under the laws of the Republic of Panama and a wholly owned subsidiary of Parent (“Merger Sub”), PANAMERICAN BEVERAGES, INC., a corporation organized under the laws of the Republic of Panama (the “Company”), THE COCA-COLA EXPORT CORPORATION and ATLANTIC INDUSTRIES (each, a “Shareholder”), and, solely for purposes of Section 4(c) of this Agreement, THE COCA-COLA COMPANY, a Delaware corporation (“TCCC”), and, solely for purposes of Section 15 of this Agreement, FOMENTO ECONOMICO MEXICANO, S.A. DE C.V., a corporation organized under the laws of the United Mexican States (“FEMSA”).

RECITALS

      WHEREAS, concurrently with the execution and delivery of this Agreement, Parent, Merger Sub and the Company are entering into an Agreement of Merger (as in effect on the date hereof, the “Merger Agreement”), which provides, among other things, for the merger of Merger Sub with and into the Company (the “Merger”), all on the terms and subject to the conditions set forth in the Merger Agreement;

      WHEREAS, as of the date hereof, the Shareholders are Beneficial Owners (as defined below) and the sole record owners of, and have the sole right to vote and dispose of, collectively, 28,458,626 shares of Class A Common Stock of the Company, U.S.$.01 par value (“Company Class A Stock”), 2,167,064 shares of Class B Common Stock of the Company, U.S.$.01 par value (“Company Class B Stock”), and two shares of Class C Preferred Stock of the Company, U.S.$.01 par value (“Company Class C Stock”) (the “Existing Shares”);

      WHEREAS, each Shareholder is a direct or indirect wholly owned Subsidiary of TCCC; and

      WHEREAS, as an inducement and a condition to entering into the Merger Agreement, Parent, Merger Sub and the Company, have required that the Shareholders agree, and the Shareholders have agreed, to enter into this Agreement;

      NOW, THEREFORE, in consideration of the representations, warranties, covenants and agreements set forth herein, the parties hereto agree as follows:

      SECTION 1.     Certain Definitions. For purposes of this Agreement:

      “Acquisition Proposal” has the meaning set forth in the Merger Agreement.

      “Action” means any demand, action, suit, countersuit, arbitration, proceeding, investigation or inquiry by or before any court or other Governmental Entity or any arbitration or mediation tribunal.

      “Additional Shares” has the meaning set forth in Section 6.

      “Affiliate” means, with respect to any specified Person, any Person that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, the Person specified. For purposes of this Agreement, with respect to each Shareholder, “Affiliate” shall not include the Company or Parent and the Persons that directly, or indirectly through one or more intermediaries, are controlled respectively by the Company or Parent. For the avoidance of doubt, the Shareholders and TCCC are Affiliates of each other.

      “Agreement” has the meaning set forth in the opening paragraph.

      “Beneficially Owned” or “Beneficial Ownership” has the meaning given to such term in Rule 13d-3 under the Exchange Act. Securities Beneficially Owned by a Person shall include all securities Beneficially Owned by Affiliates of such Person and all other Persons with whom such Person would constitute a “group” within the meaning of Section 13(d) of the Exchange Act and the rules promulgated thereunder.

      “Beneficial Owner” means, with respect to any securities, a Person who has Beneficial Ownership of such securities.

      “Code” means the Internal Revenue Code of 1986, as amended.

      “Company” has the meaning set forth in the opening paragraph.

      “Company Board” has the meaning set forth in the Merger Agreement.

      “Company Class A Stock” has the meaning set forth in the recitals.

      “Company Class B Stock” has the meaning set forth in the recitals.

      “Company Class C Stock” has the meaning set forth in the recitals.

      “Company Class D Stock” has the meaning set forth in Section 5.

      “Company Stockholders Meeting” has the meaning set forth in Section 3(a).

      “control” (including the terms “controlled by” and “under common control with”), with respect to the relationship between or among two or more Persons, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise.

      “Covered Shares” means the Existing Shares and the Additional Shares.

      “Disqualified Holders” shall have the meaning set forth in the Merger Agreement.

      “Effective Time” has the meaning set forth in the Merger Agreement.

      “Equity Financing” has the meaning set forth in Section 15(a).

      “Exchange Act” means the United States Securities Exchange Act of 1934, as amended.

      “Existing Investment” means all shares of capital stock of Parent owned of record by TCCC or any of its Subsidiaries on the date hereof. For the avoidance of doubt, the term “Existing Investment” excludes the Promissory Notes and all Parent Series D Shares issued to TCCC or any of its Subsidiaries in connection with the Merger.

      “Existing Shares” has the meaning set forth in the recitals.

      “FEMSA Commitment” has the meaning set forth in the Merger Agreement.

      “FEMSA Transferor” has the meaning set forth in Section 15(a).

      “Governmental Entity” has the meaning set forth in the Merger Agreement.

      “Indemnifying Party” has the meaning set forth in Section 12.

      “Investment Agreement” has the meaning set forth in Section 9(d).

      “Law” has the meaning set forth in the Merger Agreement.

      “Losses” means any claims, damages, losses (including, for purposes of Section 12 only, the loss in value of any investment in Parent that is not an Existing Investment), expenses, costs, awards, obligations or liabilities of any kind (including, without limitation, the fees and expenses of attorneys and other advisors).

      “Merger” has the meaning set forth in the recitals.

      “Merger Agreement” has the meaning set forth in the recitals.

      “Merger Sub” has the meaning set forth in the recitals.

      “Mexican GAAP” means the generally accepted accounting principles as in effect from time to time in Mexico.

      “Parent” has the meaning set forth in the opening paragraph.

      “Parent Board” means the Board of Directors of Parent.

      “Parent SEC Reports” has the meaning set forth in Section 12.

      “Parent Series A Shares” has the meaning set forth in Section 8(d).

      “Parent Series B Shares” has the meaning set forth in Section 8(d).

      “Parent Series D Shares” has the meaning set forth in Section 8(d).

      “Parent Series L Shares” has the meaning set forth in Section 8(d).

      “Parent Shares” has the meaning set forth in Section 8(d).

      “Person” has the meaning set forth in the Merger Agreement.

      “Promissory Notes” has the meaning set forth in the Merger Agreement. The Promissory Notes shall be substantially in the form set forth in Exhibit A hereto.

      “Proxy Statement” has the meaning set forth in the Merger Agreement.

      “SEC” means the United States Securities and Exchange Commission.

      “Securities Act” has the meaning set forth in Section 7(e).

      “Shareholder” has the meaning set forth in the opening paragraph.

      “Shareholder Indemnified Parties” means TCCC, the Shareholders and their Subsidiaries and each of their respective officers, directors, employees, agents or other representatives.

      “Subsidiary” has the meaning set forth in the Merger Agreement.

      “Surviving Corporation” has the meaning set forth in the Merger Agreement.

      “Transfer” means, with respect to a security, the sale, transfer, pledge, hypothecation, encumbrance, assignment, gift, lease, exchange, mortgage, alienation or other disposition or hypothetication of record, in each case, to any Person other than Parent, of such security or any instrument or any other voting trust certificate, representing the ownership of such security, or the Beneficial Ownership thereof, and each option, agreement, arrangement or understanding with any Person other than Parent, whether or not in writing, to effect any of the foregoing. As a verb, “Transfer” shall have a correlative meaning.

      SECTION 2.     Limit on Disposition; Solicitation. Each Shareholder undertakes that:

(a) Except as contemplated by this Agreement or the Merger Agreement, prior to any termination of this Agreement in accordance with Section 10, such Shareholder shall not and shall cause TCCC and its other Subsidiaries not to (i) Transfer any Covered Shares or (ii) grant any proxy or power-of-attorney with respect to any Covered Shares, except to TCCC or Subsidiaries of TCCC which agree in writing for the benefit of the parties hereto to be bound by this Agreement as if they were such Shareholder.

(b) Except as contemplated by this Agreement, prior to any termination of this Agreement in accordance with Section 10, such Shareholder shall not and shall cause TCCC and its other Subsidiaries not to, directly or indirectly solicit, initiate or knowingly encourage any inquiries or proposals from, knowingly discuss or knowingly negotiate with, or knowingly provide any non-public information to, any Person relating to any Acquisition Proposal (other than to the extent relating to discussions regarding any territorial reconfiguration of the TCCC bottling system in Latin America proposed to be completed after the Effective Time within the framework of the business understandings to be discussed by Parent and TCCC); provided, however, that, if the Company Board shall have furnished information to, or entered into discussions or negotiations with, any person in accordance with the proviso to Section 7.04(a) of the Merger Agreement, then (upon prior written notice to Parent and only for a period of time that is concurrent with the period of time during which such information is being furnished or such discussions or negotiations are continuing in accordance with such proviso) the Shareholders shall be permitted to furnish information or enter into discussions or negotiations with such person, as the case may be, consistent with such actions of the Company Board (it being understood that (i) the Shareholders shall provide information to Parent with respect to such actions to the same extent that Section 7.04 of the Merger Agreement requires the Company Board to provide information to Parent with respect to the Company Board’s actions pursuant to such proviso and (ii) the Company shall be deemed to have waived (for such period of time as the Shareholders are so providing information or continuing discussions or negotiations ) any limitations on the rights of Parent (or any of its Affiliates) or the Shareholders (or any of their respective Affiliates) to contact one another, to hold discussions or negotiations with one another or to request or receive information from one another).

      SECTION 3.     Shareholder Vote. Each Shareholder undertakes that, prior to any termination of this Agreement in accordance with Section 10:

(a) At such time as the Company conducts a meeting of, or otherwise seeks a vote or consent of, its shareholders in connection with the approval and adoption of the Merger Agreement and the Merger or in connection with the approval of a resolution granting the holders of Company Class A Stock, as a class, the right to vote on the approval of the Merger Agreement and the Merger (such meetings or any adjournment thereof, or such consent process, the “Company Stockholders Meeting”), such Shareholder shall, and shall cause TCCC and its other Subsidiaries to, vote or provide a consent with respect to all then-outstanding Covered Shares Beneficially Owned by such Shareholder, TCCC or TCCC’s other Subsidiaries, as the case may be, in favor of the Merger Agreement and the Merger and in favor of the grant of the right to vote in connection with the Merger Agreement and the Merger to the holders of Company Class A Stock; provided, however, that the Shareholders shall not be required to vote Company Class C Stock in favor of the Merger unless the holders of the majority of outstanding shares of Company Class A Stock present or represented by proxy at the Company Stockholders Meeting that are not Disqualified Holders vote in favor of the Merger in the manner provided in Sections 3.03(a)(iii) and 7.02(ii)(B) of the Merger Agreement.

(b) Such Shareholder shall and shall cause TCCC and its other Subsidiaries to (at each meeting of shareholders and in connection with each consent solicitation) vote all then-outstanding Covered Shares Beneficially Owned by such Shareholder against, and not provide consents to, any and all Acquisition Proposals other than the Merger Agreement and the Merger.

(c) Except as set forth in clauses (a) and (b) of this Section 3, such Shareholder shall not be restricted from voting in favor of, against or abstaining with respect to any other matter presented to the shareholders of the Company.

      SECTION 4.     Reasonable Efforts to Cooperate. (a) Each Shareholder, without further consideration, will, and will cause TCCC and its other Subsidiaries to, use reasonable efforts to promptly provide any information reasonably required for any regulatory application or filing required to be made on the part of Parent, Merger Sub or the Company or any approval required to be obtained by Parent, Merger Sub or the Company in connection with the Merger and the Merger Agreement (including filings with the SEC or any other Governmental Entity) and use reasonable efforts to assure that the information so provided is accurate in all material respects. In addition, each Shareholder, without further consideration, will, and will cause TCCC and its other Subsidiaries to, use reasonable efforts to promptly make all filings or applications reasonably required to be made by any Governmental Entity in connection with the Merger and the Merger Agreement.

      (b) Each Shareholder hereby consents, and shall cause TCCC and its other Subsidiaries to consent, to the publication and disclosure in the Proxy Statement (and, as and to the extent otherwise required by Law or any Governmental Entity, in any other documents or communications provided by Parent, Merger Sub or the Company to any Governmental Entity or to securityholders of the Company or Parent) of such Shareholder’s identity and Beneficial Ownership of the Covered Shares, the nature of such Shareholder’s commitments, arrangements and understandings under and relating to this Agreement and the Merger Agreement and any additional requisite information regarding the relationship of such Shareholder and TCCC and its other Subsidiaries with Parent and its Subsidiaries and/or the Company and its Subsidiaries; provided, however, that Parent and the Company shall give each Shareholder reasonable advance notice of such proposed publication and disclosure, and any specific publication or disclosure of any of the foregoing shall be subject to advance written approval of each Shareholder (which approval will not be unreasonably withheld or delayed).

      (c) To the extent TCCC may have a right to consent to, authorize or approve the Merger and the other transactions contemplated hereby and by the Merger Agreement pursuant to the bottling and distribution agreements between TCCC and subsidiaries of the Company, TCCC hereby agrees that it shall provide any such consent, authorization or approval in furtherance of the consummation of the Merger and the other transactions contemplated by the Merger Agreement; provided, however, that TCCC shall have no obligation pursuant to this Section 4(c) in the event of any amendment or modification to the Merger Agreement or any of the transactions contemplated by or related to the Merger Agreement or this Agreement that is not consented to in writing by TCCC.

      SECTION 5.     Exchange of Securities. (a) The parties agree that following the recordation of filings required to be made under Panama Law with the Public Registry of the Republic of Panama in connection with the Merger and subject to the satisfaction or irrevocable waiver of all of the conditions set forth in Article VIII of the Merger Agreement, immediately prior to the Effective Time, the Company will exchange, and the Shareholders will present to the Company for exchange, each issued and outstanding share of the Company Class A Stock and the Company Class B Stock that is held by the Shareholders at a 1:1 ratio for one validly issued, fully paid and nonassessable share of Class D Preferred Stock of the Company, U.S. $.01 par value (“Company Class D Stock”), with a certificate of designation substantially in the form set forth in Exhibit B hereto.

      (b) Subject to the terms and conditions set forth in the Merger Agreement, Parent agrees, and agrees to cause the Surviving Corporation, for the benefit of the Shareholders to comply with the provisions of Article 2 of the Merger Agreement as they relate to the Shareholders, the Promissory Notes and the Parent Series D Shares (including any cash in lieu of fractional shares provided therein).

      SECTION 6.     Additional Shares. Each Shareholder agrees that any additional shares of common or preferred stock of the Company or securities convertible into such shares acquired by such Shareholder or TCCC or its other Subsidiaries or over which such Shareholder or TCCC or its other Subsidiaries acquire Beneficial Ownership during the period from the date of this Agreement through any termination of this Agreement in accordance with Section 10 (the “Additional Shares”), including pursuant to an exchange, swap, purchase, dividend, stock split, distribution, exercise of options, exercise of a right of first refusal, warrant, Transfer or other rights or entitlements to acquire shares of common or preferred stock of the Company on and after the date hereof shall immediately be subject to the provisions of this Agreement.

      SECTION 7.     Representations and Warranties of Shareholder Parties. Each Shareholder represents and warrants to Parent, Merger Sub and the Company as follows:

(a) Such Shareholder has all necessary corporate power and authority to execute and deliver this Agreement and perform its obligations hereunder. The execution, delivery and performance of this Agreement by such Shareholder and the consummation by such Shareholder of the transactions contemplated hereby have been duly authorized by all necessary action on the part of such Shareholder and no further proceedings or actions on the part of such Shareholder are necessary to authorize the execution, delivery or performance of this Agreement or the consummation of the transactions contemplated hereby.

(b) This Agreement has been duly and validly executed and delivered by such Shareholder and, assuming due authorization, execution and delivery of this Agreement by the other parties hereto, constitutes the legal, valid and binding agreement of such Shareholder, enforceable against such Shareholder in accordance with its terms, subject to (i) laws of general application relating to bankruptcy, insolvency and the relief of debtors and (ii) rules of law governing specific performance, injunctive relief and other equitable remedies.

(c) As of the date of this Agreement, (i) the Shareholders, together with TCCC and certain wholly owned Subsidiaries of TCCC, are the sole Beneficial Owners of the Existing Shares; and (ii) the Shareholders have legal and beneficial ownership and are the sole record holders of all the Existing Shares, free and clear of all liens, claims, options, proxies, voting agreements and security interests (other than as created by (u) this Agreement, (v) the Merger Agreement, (w) the organizational documents of the Company, (x) restrictions imposed under applicable Laws, (y) the Investment Agreement, and (z) the voting agreement between the Shareholders and certain other shareholders of the Company). The Existing Shares constitute all of the capital stock of the Company Beneficially Owned by the Shareholders, TCCC or its other Subsidiaries on the date hereof.

(d) The execution and delivery of this Agreement by such Shareholder does not and the performance of this Agreement by such Shareholder will not (i) conflict with, result in any violation of, require any consent under or constitute a default (whether with notice or lapse of time or both) under any mortgage, bond, indenture, agreement, instrument or obligation to which such Shareholder is a party or by which such Shareholder or any of its properties (including the Covered Shares) is bound or such Shareholder’s constituent documents, (ii) violate any judgment, order, injunction, decree or award of any court, administrative agency or other Governmental Entity that is binding on such Shareholder or any of its properties or (iii) constitute a violation by such Shareholder of any Law.

(e) Such Shareholder is a non-natural person “accredited investor” as defined in Rule 501 under the U.S. Securities Act of 1933 (the “Securities Act”). Such Shareholder understands that the Company Class D Stock, the Promissory Notes and Parent Series D Shares to be issued in respect thereof have not been and will not be registered under the Securities Act. Such Shareholder will acquire the Parent Series D Shares to be issued in respect of the Promissory Notes for its own account and not with a view to any distribution other than transfers exempt from the registration requirements of the Securities Act.

(f) Such Shareholder understands and acknowledges that Parent and Merger Sub are entering into the Merger Agreement in reliance upon such Shareholder’s execution, delivery and performance of this Agreement.

      SECTION 8.     Representations and Warranties of Parent and Merger Sub. Parent represents and warrants to the Shareholders as follows:

(a) Each of Parent and Merger Sub has all necessary corporate power and authority to execute and deliver this Agreement and the Merger Agreement and to perform its obligations hereunder and thereunder. The execution, delivery and performance of this Agreement and the Merger Agreement by Parent and Merger Sub and the consummation by Parent and Merger Sub of the transactions contemplated hereby and thereby have been duly authorized by all necessary action on the part of Parent and Merger Sub and no further proceedings or actions on the part of Parent or Merger Sub are necessary to authorize the execution, delivery or performance of this Agreement or the Merger Agreement or the consummation of the transactions contemplated hereby or thereby.

(b) Each of this Agreement and the Merger Agreement has been duly and validly executed and delivered by each of Parent and Merger Sub and, assuming due authorization, execution and delivery of this Agreement and the Merger Agreement by the other parties thereto, constitutes the valid and binding agreement of each of Parent and Merger Sub, enforceable against each of Parent and Merger Sub in accordance with its terms, subject to (i) laws of general application relating to bankruptcy, insolvency and the relief of debtors and (ii) rules of law governing specific performance, injunctive relief and other equitable remedies.

(c) The execution and delivery of this Agreement and the Merger Agreement by each of Parent and Merger Sub does not and the performance of this Agreement and the Merger Agreement by each of Parent and Merger Sub will not (i) conflict with, result in any violation of, require any consent under or constitute a default (whether with notice or lapse of time or both) under any mortgage, bond, indenture, agreement, instrument or obligation to which Parent or Merger Sub is a party or by which Parent, Merger Sub or any of their respective properties is bound (or any of the constituent documents of Parent of Merger Sub), (ii) violate any judgment, order, injunction, decree or award of any Governmental Entity that is binding on Parent, Merger Sub or any of their respective properties or (iii) constitute a violation by Parent or Merger Sub of any law or regulation of any jurisdiction.

(d) The authorized capital stock of Parent consists of (i) 726,750,000 shares of Series A Common Stock, no par value (“Parent Series A Shares”); (ii) 270,750,000 shares of Series B Common Stock, no par value (“Parent Series B Shares”); (iii) 427,500,000 shares of Series D Common Stock, no par value (“Parent Series D Shares”); and (iv) 474,750,000 shares of Series L Common Stock, no par value (“Parent Series L Shares” and, together with Parent Series A Shares, Parent Series B Shares and Parent Series D Shares, “Parent Shares”). As of the date hereof, (i) 726,750,000 Parent Series A Shares, 427,500,000 Parent Series D Shares and 270,750,000 Parent Series L Shares are issued and outstanding, all of which are validly issued, fully paid and non-assessable; (ii) 270,750,000 Parent Series B Shares and 204,000,000 Parent Series L Shares are held in the treasury of Parent; and (iii) no shares are reserved for future issuance pursuant to stock options. Upon the issuance of Parent Series A Shares upon the closing of the FEMSA Commitment, there will be 844,078,519 Parent Series A Shares issued and outstanding, all of which will be validly issued, fully paid and non-assessable, and upon the issuance of Parent Series D Shares immediately following the surrender of the Promissory Notes, there will be 731,545,678 Parent Series D Shares issued and outstanding, all of which will be validly issued, fully paid and non-assessable. Except as set forth in this Section 8(d), except as contemplated by the Merger Agreement and except for stock options granted pursuant to the stock option plans of Parent, there are no options, warrants or other rights, agreements, arrangements or commitments of any character relating to the issued or unissued capital stock of Parent or Merger Sub or obligating Parent or Merger Sub to issue or sell any shares of capital stock of, or other equity interests in, Parent or Merger Sub. All Parent Shares subject to issuance as aforesaid, upon issuance on the terms and conditions specified in the instruments pursuant to which they are issuable, will be duly authorized, validly issued, fully paid and non-assessable. There are no outstanding contractual obligations of Parent or Merger Sub to repurchase, redeem or otherwise acquire any Parent Shares or any capital stock of Merger Sub.

(e) The Parent Series D Shares to be issued upon surrender of the Promissory Notes in accordance with the terms and conditions set forth in the Merger Agreement will be duly authorized, validly issued, fully paid and non-assessable and not subject to preemptive rights created by statute, the Parents’ constituent documents or any agreement to which the Parent is a party or is bound. The Promissory Notes to be issued pursuant to the Merger in accordance with the terms and conditions set forth in the Merger Agreement will prior to issuance have been duly and validly executed and delivered by Parent, and will constitute the legal, valid and binding agreement of Parent, enforceable against Parent in accordance with their terms, subject to (i) laws of general application relating to bankruptcy, insolvency and the relief of debtors, and (ii) rules of law governing specific performance, injunctive relief and other equitable remedies.

      SECTION 9.     Representations and Warranties of the Company. The Company represents and warrants to the Shareholders and Parent as follows:

(a) The Company has all necessary corporate power and authority to execute and deliver this Agreement and perform its obligations hereunder. The execution, delivery and performance of this Agreement by the Company and the consummation by the Company of the transactions contemplated hereby have been duly authorized by all necessary action on the part of the Company and no further proceedings or actions on the part of the Company are necessary to authorize the execution, delivery or performance of this Agreement or the consummation of the transactions contemplated hereby.

(b) This Agreement has been duly and validly executed and delivered by the Company and, assuming due authorization, execution and delivery of this Agreement by the other parties hereto, constitutes the legal, valid and binding agreement of the Company, enforceable against the Company in accordance with its terms, subject to (i) laws of general application relating to bankruptcy, insolvency and the relief of debtors and (ii) rules of law governing specific performance, injunctive relief and other equitable remedies.

(c) The execution and delivery of this Agreement by the Company does not and the performance of this Agreement by the Company will not (i) conflict with, result in any violation of, require any consent under or constitute a default (whether with notice or lapse of time or both) under any mortgage, bond, indenture, agreement, instrument or obligation to which the Company is a party or by which the Company or any of its properties is bound, (ii) violate any judgment, order, injunction, decree or award of any Governmental Entity that is binding on the Company or any of its properties or (iii) constitute a violation by the Company of any law or regulation of any jurisdiction.

(d) The execution and delivery of this Agreement by the Shareholders does not, and the performance of this Agreement and any requests for waivers, modifications or amendments by the Shareholders under this Agreement will not, conflict with, result in any violation of, require any consent under or constitute a default (whether with notice or lapse of time or both) under the Amended and Restated Investment Agreement dated as of November 1, 1995, as amended or supplemented (the “Investment Agreement”) by and among the Company, TCCC and TCCC Export Corporation, a Delaware corporation and a wholly owned subsidiary of TCCC.

(e) The Company Class D Stock to be issued pursuant to Section 5 of this Agreement will be duly authorized, validly issued, fully paid and non-assessable and not subject to preemptive rights created by statute, the Company’s constituent documents or any agreement to which the Company is a party or is bound.

      SECTION 10.     Termination. This Agreement shall terminate upon the earliest of (a) the date on which all Covered Shares Beneficially Owned by the Shareholder have been acquired by one or more of Parent, Merger Sub and their respective controlled Affiliates, (b) the Effective Time, (c) the termination of the Merger Agreement, (d) the withdrawal or adverse modification by the Company Board of its approval or recommendation of the Merger or the Merger Agreement or (e) the time at which the Merger Agreement is no longer in full force and effect in accordance with its terms on the date hereof. Any such termination shall be without prejudice to liabilities arising hereunder before such termination, and provided, further, that the representations and warranties of Parent and Merger Sub set forth in Section 8 of this Agreement and of the Company set forth in Section 9 of this Agreement, and the provisions of Sections 12, 13, 14, 15 and 16 shall survive any such termination if the Effective Time occurs.

      SECTION 11.     Shareholder Capacity. Notwithstanding anything herein to the contrary:

(a) No director, officer, partner, member, employee or designee of either Shareholder who is or becomes, during the term hereof a director or officer of the Company makes any representation, warranty, undertaking or agreement herein in his or her capacity as such a director or officer.

(b) Each Shareholder has entered into this Agreement solely in such Shareholder’s capacity as the Beneficial Owner of Covered Shares and nothing herein shall limit or affect any actions taken or omitted to be taken at any time by any director, officer, partner, member, employee or designee, as applicable, of such Shareholder in his or her capacity as an officer or director of the Company.

(c) Neither Shareholder shall have any liability to the Company, Parent, Merger Sub or any of their respective Affiliates under this Agreement or otherwise as a result of any action taken or omitted to be taken by any director, officer, partner, member, employee or designee, as applicable, of such Shareholder in his or her capacity as an officer or director of the Company.

      SECTION 12.     Business Indemnification. (a) After the Effective Time, Parent (in such capacity, the “Indemnifying Party”) agrees to indemnify and hold harmless the Shareholder Indemnified Parties from and against any and all Losses (other than Losses with respect to the value of the Existing Investment) that arise out of or are based upon:

(i) the existence in any form, report, certification or document required to be filed by Parent with the SEC from and after January 1, 2000 and prior to the date of this Agreement, including any information, financial statements, exhibits or schedules included or incorporated by reference therein (the “Parent SEC Reports”), when filed (or, if amended, superseded or supplemented by a filing prior to the date of this Agreement, then on the date of such filing), of any untrue statement of a material fact or omission to state a material fact required to be stated or incorporated by reference therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading;

(ii) the failure, in any material respect, of the consolidated financial statements (including the related notes) of Parent included (or incorporated by reference) in the Parent SEC Reports filed with the SEC since January 1, 2002, when filed (or, if amended, superseded or supplemented by a filing prior to the date of this Agreement, then on the date of such filing) to (x) comply as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC applicable with respect thereto, (y) have been prepared in conformity with Mexican GAAP (except, in the case of unaudited interim financial statements, as permitted by the rules and regulations of the SEC), applied on a consistent basis (except as specifically indicated in the notes thereto), or (z) have fairly presented the consolidated financial position of Parent and its consolidated Subsidiaries as of the dates thereof and their consolidated results of operations and cash flows for the periods then ended (subject, in the case of unaudited interim financial statements, to normal year-end adjustments); or

(iii) except as set forth in the Parent SEC Reports, any liabilities or obligations, as of the date hereof, of Parent and its Subsidiaries of any nature, whether or not accrued, absolute, contingent, liquidated or unliquidated or otherwise, whether due or to become due and whether or not required to be recorded or reflected on a balance sheet under Mexican GAAP, except liabilities or obligations which have not had, and would not reasonably be expected to have, individually or in the aggregate, a material adverse effect on the business, results of operations or financial condition of Parent and its Subsidiaries taken as a whole.

      (b) Any amounts paid under Section 12(a) shall not exceed U.S.$673,765,224. No claim for indemnification under this Section 12(a) may be made by the Shareholder Indemnified Parties unless notice of such claim is provided to Parent during a period of two years following the Effective Time. No claim for indemnification under Section 12(a) may be made with respect to matters recorded in the minutes of the meetings of the Parent Board prior to the date of this Agreement.

      SECTION 13.     Transaction Indemnification. After the Effective Time, the Indemnifying Party hereby agrees to indemnify and hold harmless the Shareholder Indemnified Parties against and from all Losses that any such Shareholder Indemnified Party incurs as a result of any Action, insofar as such Losses arise as a result of, or with respect to, (i) any breach of fiduciary duties by members of the Company Board or the Parent Board in connection with the approval of the Merger, the Merger Agreement, this Agreement, the other Stockholders Agreements and the transactions contemplated thereby or (ii) any untrue statement of a material fact contained in the Proxy Statement (including any amendments or supplements thereto) or any omission to state therein a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that, (x) the Indemnifying Party shall not have any liability under clause (i) above to the extent such Losses are found by a court of competent jurisdiction to have been caused by any willful or intentional conduct of any Shareholder Indemnified Party, (y) the Indemnifying Party shall not have any liability under clause (ii) above with respect to any information furnished by any Shareholder Indemnified Party for inclusion in the Proxy Statement, and (z) for purposes of this Section 13, Losses shall not include any Losses in value with respect to the capital stock of Parent owned by any Shareholder Indemnified Party.

      SECTION 14.     Indemnification Procedures. (a) If any Action is instituted for which a Shareholder Indemnified Party intends to claim any Losses in accordance with Section 12 or Section 13, such Shareholder Indemnified Party shall promptly notify the Indemnifying Party of such Action. The failure of a Shareholder Indemnified Party to give any notice required by this Section shall not affect any Shareholder Indemnified Party’s rights under this Section except to the extent such failure is actually prejudicial to the rights or obligations of the Indemnifying Party.

      (b) If a claim made pursuant to Section 12 or Section 13 arises out of the claim of any third party, or if there is any claim against a third party available by virtue of the circumstances relating thereto, the Indemnifying Party shall have thirty (30) days after receipt of the notice referred to above to notify the Shareholder Indemnified Party that it elects to conduct and control such action. If the Indemnifying Party does not give the foregoing notice, the Shareholder Indemnified Party shall have the right to defend, contest and, subject to the prior written consent of the Indemnifying Party, which consent shall not be unreasonably withheld, settle or compromise such action in the exercise of its reasonable discretion, and the Indemnifying Party shall, upon request from the Shareholder Indemnified Party, promptly pay to such Shareholder Indemnified Party, in accordance with the other terms of Section 12 or 13, the amount of any Losses for which indemnification is provided hereunder. If the Indemnifying Party gives the foregoing notice, the Indemnifying Party shall have the right to undertake, conduct and control, through counsel of its own choosing and at its sole expense, the conduct and settlement of such action and the Shareholder Indemnified Party shall cooperate with the Indemnifying Party in connection therewith; provided, however, that (a) the Indemnifying Party shall not, without the consent of the affected Shareholder Indemnified Party, enter into any settlement the effect of which is to create or impose any lien upon any of the properties or assets of such Shareholder Indemnified Party; (b) the Indemnifying Party shall not consent to any settlement without the prior written consent of the affected Shareholder Indemnified Party, which consent shall not be unreasonably withheld or delayed; (c) the Indemnifying Party shall not enter into any settlement the effect of which is to permit any injunction, declaratory judgment or other nonmonetary relief to be entered against any Shareholder Indemnified Party; (d) the Indemnifying Party shall permit the Shareholder Indemnified Party to participate in such conduct or settlement through counsel chosen by the Shareholder Indemnified Party, with the fees and expenses of such counsel borne by the Shareholder Indemnified Party unless under then applicable standards of professional conduct a conflict would exist, or be reasonably foreseeable to arise, between the Indemnifying Party, on the one hand, and the Shareholder Indemnified Parties, on the other hand, in which event such fees and expenses of such counsel shall be borne by the Indemnifying Party, but under no circumstance shall the Indemnifying Party be required to pay the expenses of more than one such separate counsel in connection with such claim; and (e) the Indemnifying Party shall agree promptly to reimburse the Shareholder Indemnified Party for the full amount of any Losses resulting from such action (except for expenses borne by the Shareholder Indemnified Party pursuant to clause (d) hereof) incurred by the Shareholder Indemnified Party, including reasonable and documented fees and expenses of counsel for the Shareholder Indemnified Party.

      SECTION 15.     Tax Treatment of the Transaction. (a) It is the intent of the parties hereto that the transactions contemplated by the Merger Agreement and this Agreement will qualify as nontaxable transactions under Section 351 of the Code and as nontaxable transactions to the parties hereto under the Laws of Mexico and Panama. Parent (and, as applicable, FEMSA) will take all of the following actions in order that the transactions contemplated by the Merger Agreement will be nontaxable under Section 351 of the Code:

(i) Parent will take all action necessary to cause the organizational documents of Parent to be amended prior to the Company Stockholder Meeting to provide the holders of the Parent Series L Shares with the right to elect two directors to the Parent Board;

(ii) Parent and FEMSA will cause all equity financing (the “Equity Financing”) provided by FEMSA and its Subsidiaries to Parent pursuant to the FEMSA Commitment to be provided by the Subsidiary of FEMSA (the “FEMSA Transferor”) that, as of the date hereof and as of the date such equity financing is provided, owns all of the Parent Series A Shares;

(iii) Parent represents, warrants, covenants and agrees that as of the date hereof and as of the date of the Equity Financing, it does not, and will not, have any plan or intention to sell or otherwise dispose of the shares of the Company received upon the Merger and, until twelve months after the Effective Time, will not sell or otherwise dispose of such Series A Shares without the prior written consent of TCCC, which consent shall not be unreasonably withheld;

(iv) Until December 31, 2008, and except if Parent disposes of shares of the Company received upon the Merger in a manner described in Treasury Regulation section 1.367(a)-8(g)(2)(i), Parent will not sell or otherwise dispose of such shares without the prior written consent of TCCC, which consent shall not be unreasonably withheld;

(v) Each of Parent and Company represents, warrants, covenants and agrees that as of the date hereof and as of the date of the Equity Financing, it does not, and will not, have any plan or intention to sell or otherwise dispose of substantially all (as defined in Rev. Proc. 77-37, 1977-2 C.B. 568) of the assets of the Company (or cause such disposition) and, until twelve months after the Effective Time, will not sell or otherwise dispose of substantially all of such assets (or cause such disposition) without the prior written consent of TCCC, which consent shall not be unreasonably withheld;

(vi) Until December 31, 2008, and except for any disposition of Company assets in a manner described in Treasury Regulation section 1.367(a)-8(g)(3), Parent will not permit the Company to sell or otherwise dispose of substantially all (as defined in Rev. Proc. 77-37, 1977-2 C.B. 568) of its assets without the prior written consent of TCCC, which consent shall not be unreasonably withheld.

      (b) Each of FEMSA and Parent represents, warrants, covenants and agrees that as of the date hereof and as of the date of the Equity Financing, (x) the FEMSA Transferor does not, and will not, have any plan or intention to sell or otherwise dispose of the Parent Series A Shares that it owns at such times or will acquire in exchange for the Equity Financing and, until twelve months after the Effective Time, will not sell or otherwise dispose of such Series A Shares without the prior written consent of TCCC, which consent shall not be unreasonably withheld, (y) there are no options, warrants, convertible debt or other rights outstanding to acquire shares of Parent stock, the exercise of which would cause the FEMSA Transferor and the Shareholders to fail to control (within the meaning of Section 368(c) of the Code) Parent after the transactions contemplated by the Merger Agreement and this Agreement, taking into account such exercise; and (z) Parent does not and will not have any plan or intent to cause the issuance by Parent of shares of Parent stock, options, warrants, convertible debt or other rights to acquire shares of Parent stock, which shares or the exercise of which options, warrants, convertible debt or other rights to acquire shares of Parent stock would cause the FEMSA Transferor and the Shareholders not to be in control (within the meaning of Section 368(c) of the Code) of Parent after the transactions contemplated in the Merger Agreement and this Agreement, taking into account such issuance or exercise.

      (c) Parent and FEMSA will, and will cause the FEMSA Transferor, Merger Sub and, after the Effective Time, the Company to, refrain from taking any action that would be inconsistent with the intent to qualify the transactions contemplated by the Merger Agreement and this Agreement as nontaxable to the parties hereto under the Laws of Mexico and Panama, except, with respect to Panama, Parent and FEMSA may take the actions permitted by the second sentence of Section 15(d) under the circumstances in which Parent or FEMSA receives an opinion from Panamanian counsel mutually acceptable to Parent or FEMSA, as the case may be, and TCCC, that a party to any transaction contemplated by the Merger Agreement and this Agreement is more likely than not subject to Panamanian tax in respect of such transaction.

      (d) Each of the parties will treat the transactions contemplated by the Merger Agreement and this Agreement for all U.S. federal, state, local, Mexican and Panamanian tax purposes as a nontaxable transaction with respect to TCCC and the Shareholders. Without limiting the generality of the foregoing, and unless, with respect to Panama, Parent or FEMSA receives an opinion from Panamanian counsel mutually acceptable to Parent or FEMSA, as the case may be, and TCCC, that TCCC or a Shareholder is more likely than not subject to Panamanian tax in respect of any transaction contemplated by the Merger Agreement and this Agreement, (i) none of the parties will file any tax returns or other written submissions with any relevant taxing authority that are inconsistent with the position that the transactions contemplated by the Merger Agreement and this Agreement qualifies as a nontaxable transaction under Section 351 of the Code and as a nontaxable transaction under the Laws of Mexico and Panama, and (ii) none of the Parent, Merger Sub or the Company will withhold any amounts or other consideration payable to the Shareholders as a result of the transactions contemplated by the Merger Agreement or this Agreement or pay over to any Governmental Entity any such amounts in respect of taxes or otherwise.

      SECTION 16.     Payments by Parent. The parties hereby agree that any amount payable by Parent pursuant to Section 12 or 13 hereof or any amount of damages or settlement payable by Parent resulting from any breach of Section 15 hereof shall be equal to the product of (a) such amount without regard to this Section 16, multiplied by (b) a fraction, the numerator of which shall be one, and the denominator of which shall be one minus the percentage representing the aggregate percentage economic interest in the outstanding capital stock of Parent represented by the outstanding capital stock of Parent held by TCCC and its Subsidiaries, determined in each case at the time such payment is made by Parent.

      SECTION 17.     Miscellaneous. (a) Entire Agreement; Assignment. This Agreement constitutes the entire agreement among the parties (together, in the case of the Company and Parent, with the Merger Agreement and the Stockholder Agreements (as defined in the Merger Agreement)) with respect to the transactions contemplated hereby and supersedes all other prior agreements and understandings, both written and oral, among the parties with respect to the subject matter hereof. Neither this Agreement, nor any of the rights and obligations under this Agreement shall be transferred by any party without the prior written consent of the other parties; provided, however, that each Shareholder may transfer any of its respective rights and obligations to any transferee permitted by Section 2(a).

      (b) Expenses. All costs and expenses incurred in connection with this Agreement and the transactions contemplated hereby shall be paid by the party incurring such expenses, except (i) as provided pursuant to any other written agreement or (ii) that the reasonable out-of-pocket expenses incurred by TCCC or the Shareholders in connection with this Agreement and the transactions contemplated hereby shall be reimbursed by Parent to the extent that such reimbursement is approved by the Audit Committee of the Parent Board.

      (c) Parties in Interest. This Agreement shall be binding upon and inure solely to the benefit of each party hereto and their respective successors and permitted assigns. Nothing in this Agreement, express or implied, is intended to or shall confer upon any other Person any rights, benefits or remedies of any nature whatsoever under or by reason of this Agreement.

      (d) Amendment. This Agreement may not be amended, changed, supplemented, or otherwise modified or terminated, except upon the execution and delivery of a written agreement executed by the parties hereto. In addition, no waiver or release of compliance by any other party with any representation, agreement, obligation or condition otherwise required to be complied with by any such party under this Agreement shall be effective unless in writing and executed by Parent or the respective Shareholder.

      (e) Notices. All notices, requests, claims, demands and other communications hereunder shall be given (and shall be deemed to have been given upon receipt) by hand delivery in writing or by facsimile transmission with confirmation of receipt, as follows:

If to the Shareholders or TCCC, to:

The Coca-Cola Company
One Coca-Cola Plaza
Atlanta, Georgia 30313
Attention: Chief Financial Officer
Facsimile: (404) 676-8683

with a copy to:

The Coca-Cola Company
One Coca-Cola Plaza
Atlanta, Georgia 30313
Attention: General Counsel
Facsimile: (404) 676-6792

and with a copy to:

King & Spalding
191 Peachtree Street
Atlanta, Georgia 30303
Attention: C. William Baxley
Facsimile: (404) 572-5100

If to Parent or Merger Sub, to:

Coca-Cola FEMSA, S.A. de C.V.
Guillermo González Camarena No. 600
Centro de Ciudad Santa Fé
01210 México, D.F., México
Attention: Chief Financial Officer
Facsimile: 011-5255-5292-3475

with a copy to:

Coca-Cola FEMSA, S.A. de C.V.
Guillermo González Camarena No. 600
Centro de Ciudad Santa Fé
01210 México, D.F., México
Attention: General Counsel
Facsimile: 011- 5281-8328-6180

and with a copy to:

Cleary, Gottlieb, Steen & Hamilton
One Liberty Plaza
New York, NY 10006

Attention:	Jaime A. El Koury, Esq.

Ethan A. Klingsberg, Esq.
Facsimile: (212) 225-3999

If to FEMSA, to:

General Anaya 601 Pte.,
Colonia Bella Vista
Monterrey
N.L. 64410, México
Attention: Chief Financial Officer
Facsimile: 011-5281-8328-6080

with a copy to:

General Anaya 601 Pte.,
Colonia Bella Vista
Monterrey
N.L. 64410, México
Attention: General Counsel
Facsimile: 011- 5281-8328-6180

If to the Company, to:

Panamerican Beverages, Inc.
c/o Panamco L.L.C.
701 Waterford Way, Suite 800
Miami, FL 33126
Attention: General Counsel
Facsimile: (786) 388-8191

with a copy to:

Cravath, Swaine & Moore
825 Eighth Avenue
New York, NY 10019
Attention: Richard Hall, Esq.
Facsimile: (212) 474-3700

or to such other address as the Person to whom notice is given may have previously furnished to the others in writing in the manner set forth above.

      (f) Severability. The provisions of this Agreement shall be deemed severable and the invalidity or unenforceability of any provision shall not affect the validity or enforceability of the other provisions hereof. If any provision of this Agreement, or the application thereof to any Person or any circumstance, is invalid or unenforceable, (a) a suitable and equitable provision shall be substituted therefor in order to carry out, so far as may be valid and enforceable, the intent and purpose of such invalid or unenforceable provision and (b) the remainder of this Agreement and the application of such provision to other Persons or circumstances shall not be affected by such invalidity or unenforceability, nor shall such invalidity or unenforceability affect the validity or enforceability of such provision, or the application thereof, in any other jurisdiction.

      (g) Remedies. Each of the parties hereto acknowledges and agrees that in the event of any breach of this Agreement, the other parties would be irreparably and immediately harmed. It is accordingly agreed that (a) each party will waive, in any action for specific performance, the defense of adequacy of a remedy at law, and (b) each party shall be entitled, in addition to any other remedy to which it may be entitled at law or in equity, to compel specific performance of this Agreement. All rights, powers and remedies provided under this Agreement or otherwise available in respect hereof at law or in equity shall be cumulative and not alternative, and the exercise of any thereof by any party shall not preclude the simultaneous or later exercise of any other such right, power or remedy by such party. The failure of any party hereto to exercise any right, power or remedy provided under this Agreement or otherwise available in respect hereof at law or in equity, or to insist upon compliance by any other party hereto with its obligations hereunder, and any custom or practice of the parties at variance with the terms hereof, shall not constitute a waiver by such party of its right to exercise any such or other right, power or remedy or to demand such compliance.

      (h) Governing Law; Jurisdiction. (i) This Agreement shall be governed by and construed in accordance with the Laws of the State of New York, without giving effect to the choice of law principles thereof.

(ii) Each of the parties (A) consents to submit itself to the personal jurisdiction of any federal court located in the State of New York or any New York state court in the event any dispute arises out of this Agreement or any of the transactions contemplated hereby, (B) agrees that it will not attempt to deny or defeat such personal jurisdiction by motion or other request for leave from any such court, (C) waives any right to trial by jury with respect to any action, suit or proceeding related to or arising out of this Agreement or any transaction contemplated by this Agreement, (D) waives any objection to the laying of venue of any action, suit or proceeding arising out of this Agreement or any transaction contemplated hereby in any such court, (E) waives and agrees not to plead or claim that any such action, suit or proceeding brought in any such court has been brought in an inconvenient forum and (F) agrees that it will not bring any action relating to this Agreement or any of the transactions contemplated hereby in any court other than a federal or state court sitting in the State of New York.

(iii) Each party agrees that service of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to the address in the United States set forth in Section 17(e) for such party.

      (i) Descriptive Headings. The descriptive headings herein are inserted for convenience of reference only and are not intended to be part of or to affect the meaning or interpretation of this Agreement.

      (j) Limited Purposes. The parties hereby acknowledge that (i) TCCC has agreed to be a party to this Agreement solely for purposes of Section 4(c) of this Agreement; and (ii) FEMSA has agreed to be a party to this Agreement solely for purposes of Section 15 of this Agreement.

      (k) Counterparts. This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement and shall become effective when one or more counterparts have been signed by each of the parties and delivered to the other parties.

      IN WITNESS WHEREOF, each of the parties has caused this Agreement to be duly executed as of the day and year first above written.

COCA-COLA FEMSA, S.A. DE C.V.

By:	/s/ CARLOS SALAZAR

Name: Carlos Salazar
Title: Attorney-in-Fact

MIDTOWN SUB, INC.

By:	/s/ HÉCTOR TREVIÑO

Name: Héctor Treviño
Title: Attorney-in-Fact

PANAMERICAN BEVERAGES, INC.

By:	/s/ CRAIG D. JUNG

Name: Craig D. Jung

Title:	President and Chief Executive Officer

THE COCA-COLA EXPORT CORPORATION

By:	/s/ DEVAL L. PATRICK

Name: Deval L. Patrick
Title: Executive Vice President

ATLANTIC INDUSTRIES

By:	/s/ DEVAL L. PATRICK

Name: Deval L. Patrick
Title: Director

THE COCA-COLA COMPANY

By:	/s/ DEVAL L. PATRICK

Name: Deval L. Patrick
Title: Executive Vice President
and General Counsel

FOMENTO ECONÓMICO
MEXICANO, S.A. DE C.V.

By:	/s/ CARLOS ALDRETE

Name: Carlos Aldrete
Title: Attorney-in-Fact

ANNEX C

STOCKHOLDER AGREEMENT

      STOCKHOLDER AGREEMENT, dated as of December 22, 2002 (this “Agreement”), among the persons set forth in Schedule A (each a “Stockholder Party”), Woods W. Staton, II and James M. Gwynn, solely in their capacities as voting trustees and not individually (collectively, and together with any successor trustees, the “Voting Trustees”) of and acting on behalf of the voting trust (the “Voting Trust”) established pursuant to the Voting Trust Agreement for certain shares of the Company Class B Stock (as defined below), amended and restated as of July 15, 1993 (as amended on the date hereof, the “Voting Trust Agreement”), the Voting Trust, Coca-Cola Femsa, S.A. de C.V., a corporation organized under the laws of the United Mexican States (“Parent”), Midtown Sub, Inc., a corporation organized under the laws of the Republic of Panama and a wholly owned Subsidiary of Parent (“Merger Sub”), and Panamerican Beverages, Inc., a corporation organized under the laws of the Republic of Panama (the “Company”).

RECITALS

      WHEREAS, concurrently with the execution and delivery of this Agreement, Parent, Merger Sub and the Company are entering into an Agreement of Merger (the “Merger Agreement”), which provides, among other things, for the merger of Merger Sub with and into the Company (the “Merger”), all on the terms and subject to the conditions set forth in the Merger Agreement;

      WHEREAS, each Stockholder Party has deposited with the Voting Trust shares of Class B Common Stock of the Company, U.S. $0.01 par value (“Company Class B Stock”);

      WHEREAS, as of the date hereof, each Stockholder Party is the Beneficial Owner (as defined below) and sole record owner of, and has the sole right, with respect to matters (the “Pass-Through Matters”) as to which such direction is provided for pursuant to Section 5.3 of the Voting Trust Agreement, to direct the voting of the Company Class B Stock underlying the voting trust certificates of the Voting Trust (the “Trust Certificates”), set forth opposite such Stockholder Party’s name in Schedule A (together with such additional Trust Certificates as become owned of record by such Stockholder Party after the date hereof, such Stockholder Party’s “Owned Certificates”);

      WHEREAS, concurrently with the execution and delivery of this Agreement, the Stockholder Parties have amended the Voting Trust Agreement, with respect to certain matters contemplated by this Agreement and the Merger Agreement, pursuant to an amendment agreement in the form attached hereto as Exhibit A (the “Voting Trust Amendment”);

      WHEREAS, as an inducement and condition to enter into the Merger Agreement, the Company, Parent and Merger Sub have required that the Stockholder Parties, the Voting Trustees and the Voting Trust enter into this Agreement; and

      NOW, THEREFORE, in consideration of the representations, warranties, covenants and agreements set forth herein, the parties hereto agree as follows:

      SECTION 1.     Certain Definitions. For purposes of this Agreement:

      “Acquisition Proposal” has the meaning set forth in Section 10.11(a) of the Merger Agreement.

      “Affiliate” has the meaning set forth in the Merger Agreement, except that, for purposes of this Agreement, with respect to any Stockholder Party, “Affiliate” shall not include the Company or any of the Persons that are directly or indirectly controlled by the Company or any trust that is not a party to this Agreement.

      “Agreement” has the meaning set forth in the opening paragraph.

      “Beneficially Owned” or “Beneficial Ownership” has the meaning given to such term in Rule 13d-3 under the Exchange Act. Securities Beneficially Owned by a Person shall include all securities Beneficially

Owned by Affiliates of such Person and all other Persons with whom such Person would constitute a “group” within the meaning of Section 13(d) of the Exchange Act and the rules promulgated thereunder.

      “Beneficial Owner” means, with respect to any securities, a Person who has Beneficial Ownership of such securities.

      “Closing Date” has the meaning set forth in the Merger Agreement.

      “Company” has the meaning set forth in the opening paragraph.

      “Company Articles” has the meaning set forth in the Merger Agreement.

      “Company Board” has the meaning set forth in the Merger Agreement.

      “Company Class A Stock” has the meaning set forth in the Merger Agreement.

      “Company Class B Stock” has the meaning set forth in the recitals.

      “Company Stockholders Meeting” has the meaning set forth in Section 3(a).

      “Contrary Matters” has the meaning set forth in Section 3(a).

      “Effective Time” has the meaning set forth in the Merger Agreement.

      “Exchange Act” means the Securities Exchange Act of 1934, as amended.

      “Governmental Entity” has the meaning set forth in the Merger Agreement

      “Laws” has the meaning set forth in the Merger Agreement.

      “Merger” has the meaning set forth in the recitals.

      “Merger Agreement” has the meaning set forth in the recitals.

      “Merger Sub” has the meaning set forth in the opening paragraph.

      “Owned Certificates” has the meaning set forth in the recitals.

      “Parent” has the meaning set forth in the opening paragraph.

      “Pass-Through Matters” has the meaning set forth in the recitals.

      “Person” has the meaning set forth in the Merger Agreement.

      “Proxy Statement” has the meaning set forth in the Merger Agreement.

      “SEC” means the U.S. Securities and Exchange Commission.

      “Stockholder Party” has the meaning set forth in the opening paragraph.

      “Subsidiaries” has the meaning set forth in the Merger Agreement.

      “Transfer” means, with respect to a security, the sale, transfer, pledge, hypothecation, encumbrance, assignment, gift, lease, exchange, mortgage, alienation or other disposition or hypothecation of such security or the Beneficial Ownership thereof, the offer to make such a sale, transfer, pledge, hypothecation, encumbrance, assignment, gift, lease, exchange, mortgage, alienation or other disposition, and each option, agreement, arrangement or understanding, whether or not in writing, to effect any of the foregoing. As a verb, “Transfer” shall have a correlative meaning.

      “Trust Certificates” has the meaning set forth in the recitals.

      “Voting Trust” has the meaning set forth in the opening paragraph.

      “Voting Trust Agreement” shall have the meaning set forth in the opening paragraph.

      “Voting Trust Amendment” shall have the meaning set forth in the opening recitals.

      “Voting Trustees” shall have the meaning set forth in the opening paragraph.

      SECTION 2.     No Disposition or Solicitation. (a) Each Stockholder Party undertakes that, except as contemplated by this Agreement or the Merger Agreement, such Stockholder Party shall not and, shall cause its Affiliates not to, (i) Transfer any Owned Certificates except to a Person that qualifies as a “Permitted Transferee” under clause (b)(x) of the second sentence of Section 3.2(A) of the Voting Trust Agreement and agrees to be bound by the terms hereof, (ii) grant or agree to grant any proxy or power-of-attorney with respect to any Owned Certificates, or (iii) withdraw any shares of Class B Common Stock from the Voting Trust.

      (b) Each Stockholder Party undertakes that, except as contemplated by Section 11, such Stockholder Party shall not, and shall cause its Affiliates not to, directly or knowingly indirectly solicit, initiate, or encourage any inquiries or proposals from, discuss or negotiate with, or provide any non-public information to, any Person relating to, or otherwise knowingly facilitate or initiate, any Acquisition Proposal; provided, that, if the Company Board shall have furnished information to, or entered into discussions or negotiations with, any person in accordance with the proviso to Section 7.04(a) of the Merger Agreement, then (upon prior written notice to Parent and only for a period of time that is concurrent with the period of time during which such information is being furnished or such discussions or negotiations are continuing in accordance with such proviso) the Stockholder Party shall be permitted to furnish information or enter into discussions or negotiations with such person, as the case may be, consistent with such actions of the Company Board (it being understood that (i) the Stockholder Party shall provide information to Parent with respect to such actions to the same extent that Section 7.04 of the Merger Agreement requires the Company Board to provide information to Parent with respect to the Company Board’s actions pursuant to such proviso and (ii) the Company shall be deemed to have waived (for such period of time as the Stockholder Party is so providing information or continuing discussions or negotiations) any limitations on the rights of Parent (or any of its Affiliates) or the Stockholder Party (or any of its Affiliates) to contact one another, to hold discussions or negotiations with one another or to request or receive information from one another).

      (c) Each Stockholder Party undertakes that, except as contemplated by Section 11 or, following notice to Parent, as required by applicable Law, such Stockholder Party shall not, and shall cause such Stockholder Party’s Affiliates not to, make any press release or public announcement with respect to Parent, Merger Sub, this Agreement, the Merger Agreement or the transactions contemplated hereby and thereby, without the prior written consent of Parent and the Company.

      SECTION 3.     Stockholder Vote. (a) Without limiting the generality of the other obligations of the Stockholder Parties hereunder, each Stockholder Party hereby instructs and agrees not to revoke its instruction to the Voting Trustees and the Voting Trust that (i) at such time as the Company conducts a meeting of, or otherwise seeks a vote or consent of, its stockholders for the purpose of approving and adopting the Merger Agreement and the Merger or in connection with the approval of a resolution asking the holders of the Company Class A Stock to vote as a class in connection with the Merger Agreement and the Merger (such meetings or any adjournment thereof, the “Company Stockholders Meeting”), the Voting Trustees shall vote, or provide a consent with respect to, all then-outstanding shares of Company Class B Stock represented by the Owned Certificates Beneficially Owned by such Stockholder Party in favor of the Merger Agreement and the Merger and in favor of asking the holders of the Company Class A Stock to vote as a class in connection with the Merger Agreement and the Merger, and (ii) the Voting Trustees shall (at each meeting of stockholders and in connection with each consent solicitation) to the extent, in each case, that the matters in question are Pass-Through Matters, vote all then-outstanding shares of Company Class B Stock represented by the Owned Certificates Beneficially Owned by such Stockholder Party against, and not provide consents with respect to such shares to, (x) any and all Acquisition Proposals, (y) any and all actions that would reasonably be expected to prevent, frustrate, or materially impede or delay the transactions contemplated by the Merger Agreement or this Agreement or the satisfaction of any of the conditions set forth in Article VIII of the Merger Agreement, and (z) any and all actions that would reasonably be expected to result in a breach in any material respect of any covenant, representation or warranty or any other obligation or agreement of the Company under the Merger Agreement (the matters set forth in clauses (x), (y) and (z) are hereinafter referred to as the “Contrary Matters”).

      (b) Without limiting the generality of the other obligations of the Stockholder Parties hereunder, each Stockholder Party further agrees to vote all then-outstanding Owned Certificates Beneficially Owned by such Stockholder Party against, and not provide consents with respect to such Owned Certificates to, (i) any amendment to the Voting Trust Agreement that would reasonably be expected to frustrate the Merger, the Merger Agreement, this Agreement or the Trust Amendment, or prevent or materially impede or delay the Merger, (ii) any proposals to remove a Voting Trustee, (iii) any proposals to increase the number of Voting Trustees under the Voting Trust from two, and (iv) any proposal to terminate the Voting Trust.

      (c) Without limiting the foregoing, it is understood that the obligations under this Section 3 shall not be affected by any recommendation of the Company’s board of directors at the time of such meeting or consent solicitation.

      SECTION 4.     Actions by Voting Trustees and the Voting Trust. (a) The Voting Trust and each of the Voting Trustees, with the consent of each of the Stockholder Parties, (i) acknowledge the validity under the Voting Trust Agreement of the instructions given by the Stockholder Parties pursuant to Section 3 of this Agreement and agree to execute those instructions in accordance with their terms, (ii) acknowledge that the instructions given by the Stockholder Parties pursuant to Section 3 of this Agreement are not revocable or subject to amendment during the term of this Agreement.

      (b) The Voting Trustees agree not to resign as voting trustees under the Voting Trust.

      SECTION 5.     Reasonable Efforts to Cooperate. Except as contemplated by Section 11 and the proviso in Section 2(b), each Stockholder Party and, to the extent permitted under the Voting Trust Agreement, the Voting Trust will, without further consideration, (i) use all reasonable efforts to cooperate with the Company in connection with the transactions contemplated by this Agreement, (ii) promptly execute and deliver such additional documents and take such reasonable actions as are necessary or customary and appropriate to consummate such transactions and (iii) promptly provide any information reasonably requested by the Company, Parent or Merger Sub for any application to, filing with or approval sought from a Governmental Entity that is required by Law in connection with such transactions.

      SECTION 6.     Representations and Warranties of Stockholder Parties. Each Stockholder Party represents and warrants, severally but not jointly, to Parent, Merger Sub and the Company as follows:

(a) Such Stockholder Party has all necessary power and authority and legal capacity to execute and deliver this Agreement and the Voting Trust Amendment and perform its obligations hereunder and thereunder.

(b) This Agreement and the Voting Trust Amendment have been duly and validly executed and delivered by such Stockholder Party, and, assuming due authorization, execution and delivery of this Agreement by the other parties hereto, this Agreement constitutes the legal, valid and binding agreement of such Stockholder Party, enforceable against such Stockholder Party in accordance with its terms, subject to (i) laws of general application relating to bankruptcy, insolvency and the relief of debtors and (ii) rules of law governing specific performance, injunctive relief and other equitable remedies.

(c) Except for the Voting Trust, such Stockholder Party is the sole Beneficial Owner of such Stockholder Party’s Owned Certificates. Such Stockholder Party has legal and Beneficial Ownership of all of such Stockholder Party’s outstanding Owned Certificates, free and clear of all liens, claims, options, proxies, voting agreements and security interests (other than as created by this Agreement, the Voting Trust Agreement, the constitutive documents of the Company and the restrictions on Transfer under applicable securities Laws).

(d) The execution and delivery of this Agreement and the Voting Trust Amendment by such Stockholder Party do not and the performance of this Agreement by such Stockholder Party will not, except as would not prevent or materially impede or delay such Stockholder Party’s performance of this Agreement, (i) conflict with, result in any violation of, require any consent under or constitute a default (whether with notice or lapse of time or both) under any mortgage, bond, indenture, agreement, instrument or obligation to which such Stockholder Party or any of its Affiliates is a party or by which such Stockholder Party, any of its Affiliates or any of their respective properties (including the Owned Certificates) is bound, including the Voting Trust Agreement and the constitutive documents of the Company, (ii) violate any judgment, order, injunction, decree or award of any court, administrative agency or other Governmental Entity that is binding on such Stockholder Party, any of its Affiliates or any of their respective properties or (iii) constitute a violation by such Stockholder Party or any of its Affiliates or of any Law.

(e) Such Stockholder Party understands and acknowledges that Parent and Merger Sub are entering into the Merger Agreement in reliance upon such Stockholder Party’s execution, delivery and performance of this Agreement.

      SECTION 7.     Representations and Warranties of the Voting Trust and the Voting Trustees. The Voting Trust represents and warrants to Parent and Merger Sub as follows:

(a) The Voting Trust and the Voting Trustees have all necessary power and authority and legal capacity to execute and deliver this Agreement and perform their obligations hereunder. The execution, delivery and performance of this Agreement by the Voting Trust and the Voting Trustees and the consummation by the Voting Trust and the Voting Trustees of the transactions contemplated hereby have been duly authorized by all necessary action on the part of the Voting Trust and no further proceedings or actions on the part of the Voting Trust are necessary to authorize the execution, delivery or performance of this Agreement or the consummation of the transactions contemplated hereby.

(b) This Agreement has been duly and validly executed and delivered by the Voting Trust and the Voting Trustees and, assuming due authorization, execution and delivery of this Agreement by the other parties hereto, constitutes the legal, valid and binding agreement of the Voting Trust and the Voting Trustees, enforceable against the Voting Trust and the Voting Trustees in accordance with its terms. The Voting Trust Amendment has been duly and validly executed and delivered by holders of Trust Certificates representing 70% or more of the voting power of the shares of Company Class B Stock subject to the Voting Trust, and the Voting Trust Amendment constitutes the legal, valid and binding agreement of the Voting Trust, enforceable against the Voting Trust in accordance with its terms, subject to (i) laws of general application relating to bankruptcy, insolvency and the relief of debtors and (ii) rules of law governing specific performance, injunctive relief and other equitable remedies.

(c) The execution and delivery of this Agreement by the Voting Trust and the Voting Trustees do not and the performance of this Agreement by the Voting Trust and the Voting Trustees will not, except as would not prevent or materially impede or delay the Voting Trust’s or the Voting Trustees’ performance of this Agreement, (i) conflict with, result in any violation of, require any consent under or constitute a default (whether with notice or lapse of time or both) under any mortgage, bond, indenture, agreement, instrument or obligation to which the Voting Trust is a party or by which the Voting Trust or any of its properties is bound, including the Voting Trust Agreement and the constitutive documents of the Company, (ii) violate any judgment, order, injunction, decree or award of any court, administrative agency or other Governmental Entity that is binding on the Voting Trust or any of its properties or (iii) constitute a violation by the Voting Trust of any law or regulation of any jurisdiction.

(d) As of the date hereof, all of the outstanding Trust Certificates taken together represent an aggregate of 5,155,052 shares of Company Class B Stock.

(e) The Voting Trustees who are signatories to this Agreement are the only two trustees of the Voting Trust.

(f) The Voting Trust acknowledges that Parent and Merger Sub are entering into the Merger Agreement in reliance upon the execution, delivery and performance of this Agreement by the Voting Trust and the Voting Trustees.

      SECTION 8.     Representations and Warranties of Parent and Merger Sub. Parent and Merger Sub represent and warrant to the Voting Trust as follows:

(a) Parent and Merger Sub have all necessary power and authority and legal capacity to execute and deliver this Agreement and the Merger Agreement and perform their obligations hereunder and thereunder. The execution, delivery and performance of this Agreement and the Merger Agreement by Parent and Merger Sub and the consummation by Parent and Merger Sub of the transactions contemplated hereby and thereby have been duly authorized by all necessary action on the part of Parent and Merger Sub and no further proceedings or actions on the part of Parent and Merger Sub are necessary to authorize the execution, delivery or performance of this Agreement or the Merger Agreement or the consummation of the transactions contemplated hereby or thereby.

(b) This Agreement and the Merger Agreement have each been duly and validly executed and delivered by Parent and Merger Sub and, assuming due authorization, execution and delivery of this Agreement by the other parties hereto, constitute the legal, valid and binding agreements of Parent and Merger Sub, enforceable against Parent and Merger Sub in accordance with their terms, subject to (i) laws of general application relating to bankruptcy, insolvency and the relief of debtors and (ii) rules of law governing specific performance, injunctive relief and other equitable remedies.

(c) The execution and delivery of this Agreement and the Merger Agreement by Parent and Merger Sub do not and the performance of this Agreement and the Merger Agreement by Parent and Merger Sub will not, except as would not prevent or materially impede or delay Parent’s or Merger Sub’s performance of this Agreement or the Merger Agreement, (i) conflict with, result in any violation of, require any consent under or constitute a default (whether with notice or lapse of time or both) under any mortgage, bond, indenture, agreement, instrument or obligation to which Parent or Merger Sub is a party or by which Parent or Merger Sub or any of their properties is bound, (ii) violate any judgment, order, injunction, decree or award of any court, administrative agency or other Governmental Entity that is binding on Parent or Merger Sub or any of their properties or (iii) constitute a violation by Parent or Merger Sub of any law or regulation of any jurisdiction.

(d) Parent and Merger Sub acknowledge that the Voting Trust is entering into this Agreement in reliance upon the execution, delivery and performance of this Agreement and the Merger Agreement by Parent and Merger Sub.

      SECTION 9.     Representations and Warranties of the Company. The Company represents and warrants to Parent, Merger Sub and the Voting Trust as follows:

(a) The Company has all necessary corporate power and authority to execute and deliver this Agreement and perform its obligations hereunder. The execution, delivery and performance of this Agreement by the Company and the consummation by the Company of the transactions contemplated hereby have been duly authorized by all necessary action on the part of the Company and no further proceedings or actions on the part of the Company are necessary to authorize the execution, delivery or performance of this Agreement or the consummation of the transactions contemplated hereby.

(b) This Agreement has been duly and validly executed and delivered by the Company and, assuming due authorization, execution and delivery of this Agreement by the other parties hereto, constitutes a legal, valid and binding agreement of the Company, enforceable against the Company in accordance with its terms, subject to (i) laws of general application relating to bankruptcy, insolvency and the relief of debtors and (ii) rules of law governing specific performance, injunctive relief and other equitable remedies.

(c) The execution and delivery of this Agreement by the Company do not and the performance of this Agreement by the Company will not, except as would not prevent or materially impede or delay the Company’s performance of this Agreement, (i) conflict with, result in any violation of, require any consent under or constitute a default (whether with notice or lapse of time or both) under any mortgage, bond, indenture, agreement, instrument or obligation to which the Company is a party or by which the Company or any of its properties is bound, (ii) violate any judgment, order, injunction, decree or award of any Governmental Entity that is binding on the Company or any of its properties or (iii) constitute a violation by the Company of any law or regulation of any jurisdiction.

(d) The Company acknowledges that the Voting Trust is entering into this Agreement in reliance upon the representations of the Company contained herein and the execution, delivery and performance of this Agreement and the Merger Agreement by the Company.

      SECTION 10.     Termination. This Agreement shall terminate, and no party shall have any rights or obligations hereunder and this Agreement shall become null and void and have no further effect upon the earliest of (a) the Effective Time and (b) the termination of the Merger Agreement. Any such termination shall be without prejudice to liabilities arising hereunder before such termination provided that, no such termination shall relieve any party of any liability or damages resulting from any willful and material breach of any representations, warranties, covenants or agreements contained in this Agreement.

      SECTION 11.     Capacity. Notwithstanding anything herein to the contrary: (a) no Stockholder Party who is or becomes, or whose Affiliate is or becomes, during the term hereof a director or officer of the Company makes any representation, warranty, undertaking or agreement herein in or with respect to his or her capacity as such a director or officer or with respect to its Affiliate’s capacity as such a director or officer, (b) each Stockholder Party has entered into this Agreement solely in such Stockholder Party’s capacity as the Beneficial Owner of Trust Certificates and nothing herein shall limit or affect any actions taken or omitted to be taken at any time by any Stockholder Party or any Affiliate of any Stockholder Party in his or her capacity as an officer or director of the Company and (c) each Voting Trustee has entered into this Agreement solely in order to effectuate the obligations of the Voting Trust hereunder and not as an individual and shall not have individual liability hereunder except with respect to the agreement set forth in Section 4(b) and nothing herein shall limit or affect any actions taken or omitted to be taken at any time by any Voting Trustee in his or her capacity as an officer or director of the Company.

      SECTION 12.     Miscellaneous. (a) Entire Agreement; Assignment. This Agreement constitutes the entire agreement among the parties (together in the case of the Company and the Parent, with the Merger Agreement and the Stockholder Agreements (as defined in the Merger Agreement)), with respect to the subject matter hereof and supersedes all other prior agreements and understandings, both written and oral, among the parties with respect to the subject matter hereof, subject to Section 10.02 of the Merger Agreement. The rights and obligations under this Agreement shall not be transferred by any party without the prior written consent of the Company, Parent, Merger Sub and the other parties. Any transfer in violation of this Section 12 shall be null and void.

      (b) Expenses. All costs and expenses incurred in connection with this Agreement and the transactions contemplated hereby shall be paid by the party incurring such expenses, except as provided pursuant to any other written agreement or document.

      (c) Parties in Interest. This Agreement shall be binding upon and inure to the benefit of each party hereto and its respective successors, executors, administrators, heirs and permitted assigns. Nothing in this Agreement, express or implied, is intended to or shall confer upon any other Person any rights, benefits or remedies of any nature whatsoever under or by reason of this Agreement.

      (d) Amendment. This Agreement may not be amended, changed, supplemented, or otherwise modified or terminated, except upon the execution and delivery of a written agreement executed by each of the parties hereto. In addition, no waiver or release of compliance by any other party with any representation, agreement, obligation or condition otherwise required to be complied with by any such party under this Agreement shall be effective unless in writing and executed by each of the parties hereto.

      (e) Notices. All notices, requests, claims, demands and other communications hereunder shall be given (and shall be deemed to have been duly received if given) by hand delivery in writing or by facsimile transmission with confirmation of receipt, as follows:

If to a Stockholder Party, to:

the address set forth below such Stockholder Party’s name on Schedule A with a copy to:

Simpson Thacher & Bartlett
425 Lexington Avenue
New York, New York 10017
Attention: Robert E. Spatt, Esq.
Facsimile: 212-455-2502

If to the Voting Trustees or the Voting Trust, to:

James M. Gwynn
2305 Barton Creek Blvd. #32
The Fairways
Austin, Texas 78735
Facsimile: (512) 327-0293

and

Woods W. Staton, II
Arcos Dorados S.A.
Roque Saenz Pena 432
(1636) Olivos
Buenos Aires – Argentina
Facsimile: 011-5411-4711-2026

with a copy, to: Simpson Thacher & Bartlett 425 Lexington Avenue New York, New York 10017 Attention: Robert E. Spatt, Esq. Facsimile: 212-455-2502

If to Parent or Merger Sub, to:

Coca-Cola Femsa, S.A. de C.V.
Guillermo González Camarena No. 600
Centro de Ciudad Santa Fé
01210 México, D.F., México

Attention: Chief Financial Officer
Facsimile: 011-5255-5292-3475

and: Attention: General Counsel Facsimile: 011- 5281-8328-6180

with a copy to: Cleary, Gottlieb, Steen & Hamilton One Liberty Plaza New York, NY 10006 Attention: Jaime A. El Koury, Esq. Ethan A. Klingsberg, Esq. Facsimile: (212) 225-3999

If to the Company, to: Panamerican Beverages, Inc. c/o Panamco L.L.C. 701 Waterford Way, Suite 800 Miami, FL 33126 Attention: General Counsel Facsimile: (786) 388-8191

with a copy, to: Cravath, Swaine & Moore 825 Eighth Avenue New York, NY 10019 Attention: Richard Hall, Esq. Facsimile: (212) 474-3700

or to such other address as the Person to whom notice is given may have previously furnished to the others in writing in the manner set forth above.

      (f) Validity. The provisions of this Agreement shall be deemed severable and the invalidity or unenforceability of any provision shall not affect the validity or enforceability of the other provisions hereof. If any provision of this Agreement, or the application thereof to any Person or any circumstance, is invalid or unenforceable, (a) a suitable and equitable provision shall be substituted therefor in order to carry out, so far as may be valid and enforceable, the intent and purpose of such invalid or unenforceable provision and (b) the remainder of this Agreement and the application of such provision to other Persons or circumstances shall not be affected by such invalidity or unenforceability, nor shall such invalidity or unenforceability affect the validity or enforceability of such provision, or the application thereof, in any other jurisdiction.

      (g) Remedies. Each Stockholder Party, the Voting Trustees and the Voting Trust acknowledge and agree that in the event of any breach of this Agreement, the Company, Parent and Merger Sub would each be irreparably and immediately harmed. It is accordingly agreed that (a) each Stockholder Party, the Voting Trustees and the Voting Trust will waive, in any action for specific performance, the defense of adequacy of a remedy at law, and (b) the Company, Parent and Merger Sub shall each be entitled, in addition to any other remedy to which it may be entitled at law or in equity, to compel specific performance of this Agreement. All rights, powers and remedies provided under this Agreement or otherwise available in respect hereof at law or in equity shall be cumulative and not alternative, and the exercise of any thereof by any party or party-in-interest shall not preclude the simultaneous or later exercise of any other such right, power or remedy by such party or party-in-interest. The failure of any party or party-in-interest hereto to exercise any right, power or remedy provided under this Agreement or otherwise available in respect hereof at law or in equity, or to insist upon compliance by any party hereto with its obligations hereunder, and any custom or practice of the parties at variance with the terms hereof, shall not constitute a waiver by such party or party-in-interest of its right to exercise any such or other right, power or remedy or to demand such compliance.

      (h) Governing Law; Jurisdiction. (i) This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to the choice of law principles thereof, except insofar as mandatory provisions of Panama Law apply to the transactions contemplated herein.

(ii) Each of the parties hereto (A) consents to submit itself to the jurisdiction of any New York state court located in the Borough of Manhattan, City of New York or any Federal court located in such Borough if any dispute arises under this Agreement or any transaction contemplated by this Agreement, (B) agrees that it will not attempt to deny or defeat such jurisdiction by motion or other request for leave from any such court, (C) waives any right to trial by jury with respect to any action, suit or proceeding related to or arising out of this Agreement or any transaction contemplated by this Agreement, (D) waives any objection to the laying of venue of any action, suit or proceeding arising out of this Agreement or any transaction contemplated hereby in any such court, (E) waives and agrees not to plead or claim that any such action, suit or proceeding brought in any such court has been brought in an inconvenient forum and (F) agrees that a final judgment in any such action, suit or proceeding in any such court shall be conclusive and may be enforced in any other jurisdiction by suit on the judgment or in any other manner provided by applicable law.

(iii) Each of the parties hereto agrees that service of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to the address of such party set forth in Section 12(e) of this Agreement or, in the cases of Albemar Participation, Ltd., Woods W. Staton, II (as a Shareholder Party and on behalf of the Voting Trust) and Davis L. Rianhard, to CT Corporation System as such party’s agent in New York City for service of process at its address at 111 Eighth Avenue, New York, New York 10011.

      (i) Descriptive Headings. The descriptive headings herein are inserted for convenience of reference only and are not intended to be part of or to affect the meaning or interpretation of this Agreement.

      (j) Counterparts. This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement and shall become effective when one or more counterparts have been signed by each of the parties and delivered to the other parties.

      IN WITNESS WHEREOF, each of the parties has caused this Agreement to be duly executed as of the day and year first above written.

ALBEMAR PARTICIPATION, LTD.

By:	/s/ WOODS W. STATON, II

Name: Woods W. Staton, II
Title: Attorney-in-Fact

THE RICHMOND STATON R L TRUST

By:	/s/ WOODS W. STATON, II

Name: Woods W. Staton, II
Title: Trustee

JAMES M. GWYNN

/s/ JAMES M. GWYNN

WADE T. MITCHELL

/s/ WADE T. MITCHELL

DAVIS L. RIANHARD

/s/ DAVIS L. RIANHARD

WOODS W. STATON, II, not individually
but as Voting Trustee for the Voting
Trust described above

/s/ WOODS W. STATON, II

JAMES M. GWYNN, not individually but
as Voting Trustee for the Voting
Trust described above

/s/ JAMES M. GWYNN

Voting Trust Created Pursuant to the Voting Trust Agreement for Certain Shares of Panamerican Beverages, Inc., as Amended as of July 15, 1993,

By:	/s/ WOODS W. STATON, II

Name: Woods W. Staton, II
Title: Voting Trustee

By:	/s/ JAMES M. GWYNN

Name: James M. Gwynn
Title: Voting Trustee

COCA-COLA FEMSA, S.A. DE C.V.

By:	/s/ CARLOS SALAZAR

Name: Carlos Salazar
Title: Attorney-in-Fact

PANAMERICAN BEVERAGES, INC.

By:	/s/ CRAIG D. JUNG

Name: Craig D. Jung
Title: President and Chief Executive Officer

MIDTOWN SUB, INC.

By:	/s/ HÉCTOR TREVIÑO

Name: Héctor Treviño
Title: Attorney-in-Fact

SCHEDULE A

Company
Class B Stock
Underlying Trust
Shareholder Party and Address	Certificates

Albemar Participation, Ltd.	3,408,838
c/o Arias, Fabrega & Fabrega
16th Floor, Plaza 2000 Building
Panamá 5, Panamá
Attn: Rosa Restrepo, Esq.
The Richmond Staton R L Trust	127,596
c/o Katz, Barron, Squitero & Faust
2699 South Bayshore Drive, Seventh Floor
Miami, FL 33133
James M. Gwynn	105,090
2305 Barton Creek Blvd. #32
The Fairways
Austin, Texas 78735
Wade T. Mitchell	55,125
507 Arden at Argonne, NW
Atlanta, GA 30305
Davis L. Rianhard	94,947
Opentec S.A. de C.V.
Palomas 44
Col. Reforma Social
11650 México, D.F.

EXHIBIT A

VOTING TRUST AMENDMENT

      AMENDMENT, dated as of December 22, 2002 (this “Agreement”) of the Voting Trust Agreement for certain shares of the Company Class B Stock (as defined below), amended and restated as of July 15, 1993 (as amended on the date hereof, the “Voting Trust Agreement”).

RECITALS

      WHEREAS, concurrently with the execution and delivery of this Agreement, the voting trust (the “Voting Trust”), established pursuant to the Voting Trust Agreement, the voting trustees of the Voting Trust and certain holders of voting trust certificates of the Voting Trust (the “Specified Voting Trust Beneficiaries”) have entered into a stockholder agreement (the “Stockholder Agreement”) with Panamerican Beverages, Inc., a corporation organized under the laws of the Republic of Panama (the “Company”), Coca-Cola Femsa, S.A. de C.V., a corporation organized under the laws of the United Mexican States (“Parent”) and Midtown Sub Inc., a corporation organized under the laws of the Republic of Panama and a wholly owned Subsidiary of Parent (“Merger Sub”);

      WHEREAS, concurrently with the execution and delivery of this Agreement and the Stockholder Agreement, Parent, Merger Sub and the Company, are entering into an Agreement of Merger (the “Merger Agreement”), which provides, among other things, for the merger of Merger Sub with and into the Company (the “Merger”), all on the terms and subject to the conditions set forth in the Merger Agreement;

      WHEREAS, the Specified Voting Trust Beneficiaries collectively own Trust Certificates (as defined in the Stockholder Agreement) representing 70% or more of the voting power of the shares of Class B Common Stock of the Company, U.S. $0.01 par value (the “Company Class B Stock”), subject to the Voting Trust; and

      WHEREAS, as an inducement and condition to enter into the Merger Agreement, the Company, Parent and Merger Sub have required that the Specified Voting Trust Beneficiaries approve the amendments to the Voting Trust Agreement set forth in this Agreement.

      NOW, THEREFORE, to induce the Company, Parent and Merger Sub to enter into, and in consideration for their entering into, the Merger Agreement, the Specified Voting Trust Beneficiaries agree as follows:

1. The Voting Trust Agreement is hereby amended, with immediate effect, to provide that notwithstanding anything to the contrary in the Voting Trust Agreement, (i) the execution and delivery of this Agreement and the Stockholder Agreement by the Voting Trust, the Voting Trustees (as defined in the Stockholder Agreement) and the Specified Voting Trust Beneficiaries do not and the performance of this Agreement and the Stockholder Agreement by the Voting Trust, the Voting Trustees and the Specified Voting Trust Beneficiaries will not conflict with, result in any violation of, require any consent under or constitute a default (whether with notice or lapse of time or both) under the Voting Trust Agreement or give rise to any right of first refusal or trigger any transfer restriction under the Voting Trust Agreement, (ii) the consummation of the Merger in accordance with the terms and conditions of the Merger Agreement will not constitute a transfer of any Trust Certificate or give rise to any right of first refusal pursuant to Section 3.3 or any other provision of the Voting Trust Agreement, (iii) until the termination of the Stockholder Agreement, the Voting Trustees shall (at each meeting of stockholders of the Company and in connection with each consent solicitation) to the extent, in each case, that the matters in question are not Pass-Through Matters (as defined in the Stockholder Agreement), vote all then-outstanding shares of Company Class B Stock owned by the Voting Trust against, and not provide consents with respect to such shares to any Contrary Matter (as defined in the Stockholder Agreement), and (iv) prior to the termination of the Stockholder Agreement in accordance with its terms, the amendments to the Voting Trust Agreement set forth in this Agreement may not be modified, amended, suspended or terminated, without the written consent of the Company, Parent and Merger Sub.

2. For purposes of Article 4D, Section (iii)(j) of the Company Articles (as defined in the Merger Agreement), the execution and delivery of the Stockholder Agreement by the Voting Trust, the Voting Trustees and the Stockholder Parties, and the performance of the Stockholder Agreement and the transactions contemplated thereby are in accordance with the Voting Trust.

3. This Agreement shall be governed by and construed in accordance with the laws of the Republic of Panama, without regard to the principles of conflict of law. In case any provision of this Agreement shall be held to be invalid or unenforceable in whole or in part, neither the invalidity nor the unenforceability of this Agreement shall in any way be affected.

4. This Agreement is for the benefit of the Company, Parent and Merger Sub and shall be enforceable severally by them.

5. This Agreement may be executed in counterparts, each of which may be deemed to be an original instrument but all together shall constitute but one instrument and only one set of rights and obligations shall arise therefrom.

      IN WITNESS WHEREOF, each of the Specified Voting Trust Beneficiaries has caused this Agreement to be duly executed as of the day and year first above written.

ALBEMAR PARTICIPATION, LTD.

By:	/s/ WOODS W. STATON, II

Name: Woods W. Staton, II
Title: Attorney-in-Fact

THE RICHMOND STATON R L TRUST

By:	/s/ WOODS W. STATON, II

Name: Woods W. Staton, II
Title: Trustee

JAMES M. GWYNN

/s/ JAMES M. GWYNN

WADE T. MITCHELL

/s/ WADE T. MITCHELL

DAVIS L. RIANHARD

/s/ DAVIS L. RIANHARD

Acknowledged and accepted:

Voting Trust Created Pursuant to the
Voting Trust Agreement for Certain Shares
of Panamerican Beverages, Inc., as Amended
as of July 15, 1993,

By:	/s/ WOODS W. STATON, II

Name: Woods W. Staton, II
Title: Voting Trustee

By:	/s/ JAMES M. GWYNN

Name: James M. Gwynn
Title: Voting Trustee

ANNEX D

December 20, 2002

The Board of Directors
Panamerican Beverages, Inc.
701 Waterford Way, Suite 800
Miami, FL 33126

Members of the Board of Directors:

      You have requested our opinion as to the fairness, from a financial point of view, to the holders, other than The Coca-Cola Company (together with its subsidiaries, “The Coca-Cola Company”), of Class A Common Stock, par value US$0.01 per share (the “Class A Common Stock”), of Panamerican Beverages, Inc. (the “Company”) of the consideration to be received by such holders, with respect to such Class A Common Stock, in the proposed merger (the “Merger”) of Midtown Sub, Inc. (the “Merger Sub”), a wholly-owned subsidiary of Coca-Cola FEMSA, S.A. de C.V. (the “Merger Partner”), with and into the Company. Pursuant to the Merger Agreement (the “Agreement”) among the Company, the Merger Partner and the Merger Sub, the Company will become a wholly-owned subsidiary of the Merger Partner, and each outstanding share of Class A Common Stock, other than shares of Class A Common Stock held by the Company as treasury stock or otherwise, or by the Merger Partner or the Merger Sub or any of their respective subsidiaries, will be converted into the right to receive US$22.00 per share in cash. In addition, pursuant to the Agreement, (i) each share of Class B Common Stock, par value US$0.01 per share (the “Class B Common Stock”), of the Company will be converted into the right to receive US$38.00 per share in cash and (ii) each share of Class C Preferred Stock, par value US$0.01 per share, of the Company and each share of Class D Preferred Stock, par value US$0.01 per share (the “Class D Preferred Stock”), of the Company will be converted into one or more promissory notes which will entitle the holders thereof to subscribe to an amount of Series D Shares, no par value, of the Merger Partner, as specified in the Agreement. Immediately prior to the effective time of the Merger, each share of Class A Common Stock and Class B Common Stock held by The Coca-Cola Company will be exchanged for shares of Class D Preferred Stock.

      In arriving at our opinion, we have (i) reviewed a draft dated December 20, 2002 of the Agreement; (ii) reviewed certain publicly available business and financial information concerning the Company and the industries in which it operates; (iii) compared the proposed financial terms of the Merger with the publicly available financial terms of certain transactions involving companies we deemed relevant and the consideration received for such companies; (iv) compared the financial and operating performance of the Company with publicly available information concerning certain other companies we deemed relevant and reviewed the current and historical market prices of the Class A Common Stock and certain publicly traded securities of such other companies; (v) reviewed certain internal financial analyses and forecasts prepared by the management of the Company relating to its business; and (vi) performed such other financial studies and analyses and considered such other information as we deemed appropriate for the purposes of this opinion.

      In addition, we have held discussions with certain members of the management of the Company and with financial advisors to the Merger Partner with respect to certain aspects of the Merger, and the past and current business operations of the Company, the financial condition and future prospects and operations of the Company, and certain other matters we believed necessary or appropriate to our inquiry.

      In giving our opinion, we have relied upon and assumed, without independent verification, the accuracy and completeness of all information that was publicly available or was furnished to us by or on behalf of the Company and the Merger Partner or otherwise reviewed by us, and we have not assumed any responsibility or liability therefor. We have not conducted any valuation or appraisal of any assets or liabilities, nor have any such valuations or appraisals been provided to us. In relying on financial analyses and forecasts provided to us, we have assumed that they have been reasonably prepared based on assumptions reflecting the best currently available estimates and judgments by management as to the expected future results of operations

D-1

and financial condition of the Company to which such analyses or forecasts relate. We have also assumed that the Merger will be consummated without waiver of the condition described in Section 8.01(a) of the Agreement. We have relied as to all legal matters relevant to rendering our opinion upon the advice of counsel. We have also assumed that the definitive Agreement will not differ in any material respects from the draft thereof furnished to us.

      Our opinion is necessarily based on economic, market and other conditions as in effect on, and the information made available to us as of, the date hereof. It should be understood that subsequent developments may affect this opinion and that we do not have any obligation to update, revise, or reaffirm this opinion. Our opinion is limited to the fairness, from a financial point of view, of the consideration to be received by the holders, other than The Coca-Cola Company, of the Class A Common Stock, with respect to such Class A Common Stock, in the proposed Merger and we express no opinion as to the fairness of the consideration to be received by any other holders of capital stock of the Company in the Merger or the underlying decision by the Company to engage in the Merger.

      We note that we were not authorized to and did not solicit any expressions of interest from any other parties with respect to the sale of all or any part of the Company or any other alternative transaction. Consequently, no opinion is expressed whether any alternative transaction might produce consideration for the holders of the Class A Common Stock in an amount in excess of that contemplated in the Merger.

      We have acted as financial advisor to the Company with respect to the proposed Merger and will receive a fee from the Company for our services. We will also receive an additional fee if the proposed Merger is consummated. In addition, the Company has agreed to indemnify us for certain liabilities arising from our engagement. We have also provided financial advisory and financing services from time to time to the Company and the Merger Partner and their respective affiliates and may do so in the future. In particular, as you are aware, we and our affiliates are currently providing financing services to the Merger Partner in connection with the Merger. In the ordinary course of our businesses, we and our affiliates may actively trade the debt and equity securities of the Company or the Merger Partner for our own account or for the accounts of customers and, accordingly, we may at any time hold long or short positions in such securities.

      On the basis of and subject to the foregoing, it is our opinion as of the date hereof that the consideration to be received by the holders, other than The Coca-Cola Company, of the Class A Common Stock in the proposed Merger is fair, from a financial point of view, to such holders, with respect to such Class A Common Stock.

      This letter is provided to the Board of Directors of the Company in connection with and for the purposes of its evaluation of the Merger. This opinion does not constitute a recommendation to any shareholder of the Company as to how such shareholder should vote with respect to the Merger or any other matter. This opinion may not be disclosed, referred to, or communicated (in whole or in part) to any third party for any purpose whatsoever except with our prior written approval. You may disclose this letter to the Merger Partner pursuant to Section 6.02 of the Agreement. This opinion may be reproduced in full in any proxy or information statement mailed to shareholders of the Company but may not otherwise be disclosed publicly in any manner without our prior written approval.

Very truly yours,

J.P. MORGAN SECURITIES INC.

J.P. Morgan Securities Inc.

D-2

ANNEX E

MEMORANDUM

TO:	STEVE HEYER
FROM:	JOSE ANTONIO FERNANDEZ
DATE:	December 22, 2002

Dear Steve,

      The purpose of this memorandum is to outline our understanding regarding pending issues surrounding the potential combination of KOF and PB (the Merger). Our understanding regarding such is as follows:

1. Governance: In structuring the transaction, we have assumed the current shareholder arrangements will remain in place. Specifically, we understand that:

•	Each of the shareholders would continue to have their current governance rights and understandings with respect to management roles

•	FEMSA will continue to financially consolidate KOF results

The changes discussed between our companies regarding the KOF share capital reconfiguration plan will continue to be discussed in good faith by the parties in the future.

2. Concentrate Price: There will be no change in concentrate incidence pricing or marketing support during the first year of the new entity operations. Subsequent to such period, any decision by TCCC in this regard will be discussed with KOF taking in consideration the combined company operating conditions; provided, that TCCC retains full discretion to implement any such change after the first year.

3. Brazil: KOF is aware that TCCC may require the establishment of a different long term strategy for Brazil which may require only local Brazilian bottling partners. It is understood that TCCC will allow KOF interim ownership of the Brazilian franchise with the objective of improving current operations. If successful in this endeavor, we understand KOF may be considered as part of TCCC’s long term strategic solution for the country. To the extent that TCCC after taking the foregoing into account does not consider KOF part of such long term strategic solution for Brazil, KOF will sell their Brazilian franchise to TCCC or to whom TCCC designates at Fair Market Value (FMV). Fair Market Value will be determined by independent investment bankers retained by each party at their own expense. If the valuations are within 10% of each other, FMV will be defined as the average of the two. If the valuations differ by more than 10%, a third independent investment banker will be engaged at the expense of both parties to resolve the difference and its determination of FMV will be final. Both companies will use their best efforts to complete the valuation process within 120 days.

4. Asset Swaps: Shortly after closing the transaction, KOF, FEMSA and TCCC will meet to discuss the optimal Latin America territorial configuration for the bottling system. During such meeting, KOF will consider all possible combinations and any resulting asset swaps which may arise from such discussion and will entertain any potential combination as long as it is strategically sound and done at fair market values.

5. CSD’s & Beer: KOF would like to maintain strategic alternatives open as it relates to the integration of CSD’s and Beer. We would explore this on a market by market basis at the appropriate time.

6. FEMSA Economic Ownership: TCCC agrees to sell to Compania Internacional de Bebidas (“Bebidas”), a subsidiary of FEMSA, upon Bebidas’ request, sufficient shares in order for Bebidas to regain its previous 51% economic stake in KOF (assuming no sales of KOF stock by Bebidas and no other issuances of KOF capital stock other than as contemplated by the Merger). Bebidas will pay

E-1

prevailing market prices at the time of the sale for such shares. In the event that market prices are below the subscription price paid by TCCC in the Merger plus TCCC’s carrying costs, Bebidas will buy the required number of shares for the same price per share previously paid by TCCC, plus TCCC’s carrying costs. This agreement would be in place for three years after the closing of the transaction.

7. Infrastructure Requirements: It is understood by both FEMSA and TCCC that KOF may be entering some markets where significant infrastructure investment may be required. Both TCCC and FEMSA agree that for such markets, a joint study will be conducted which will outline the strategy for such markets as well as the investment levels required to execute such strategies. The companies will subsequently reach agreement on the level of funding to be provided by each partner, ensuring that the funding split is not overly burdensome for either partner.

8. Stand by Credit Facility: Subject to the execution and delivery of mutually satisfactory definitive agreements, TCCC intends to grant KOF at the Effective Time of the Merger a stand-by line of credit in the amount of US $250 million in order to support continuous investments that KOF may require during any economically difficult period in the first three years of operation of the combined company.

9. Pricing Mechanism: The KOF shares to be received by TCCC will be determined by a fixed exchange ratio arrived at by dividing $22 by the average price of KOF common stock for the 20 trading days prior to the public disclosure of the transaction.

E-2

PANAMERICAN BEVERAGES, INC.

SPECIAL MEETING OF STOCKHOLDERS
[                    ], 2003
PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

      With respect to all shares of Class A Common Stock (subject to the affirmative vote of the holders of the Class B Common Stock with respect to Proposal 2 below), the Class B Common Stock and Series C Preferred Stock of Panamerican Beverages, Inc. (“Panamco”), which the undersigned may be entitled to vote, reserving the right of revocation, the undersigned hereby constitutes and appoints, by designation of the Board of Directors of Panamco, Craig Jung, Carlos Hernandez and Jeff Mihm, and each of them, with full power of substitution, the true and lawful attorneys-in-fact, agents and proxies of the undersigned to vote at the Special Meeting (the “Special Meeting”) of Stockholders of Panamco, to be held at [                    ] located at [                    ] on [                              ], 2003, at [          ] local time, and at any and all adjournments or postponements thereof, according to the number of votes which the undersigned would possess if personally present, for the purposes of considering and taking action upon the Proposals set forth below, as more fully described in the Proxy Statement dated [                              ], 2003. Attendance of the undersigned at the Special Meeting or any adjournment or postponement thereof will not be deemed to revoke the proxy given hereby unless the undersigned affirmatively indicates the intention of the undersigned to vote the shares represented hereby in person before the exercise of the proxy given hereby. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED. IF NO DIRECTION IS MADE, THIS PROXY CARD WILL BE VOTED FOR PROPOSALS 1 AND 2, AND, WITH RESPECT TO ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE SPECIAL MEETING, IN THE DISCRETION OF THE PROXIES.

      THIS PROXY MAY NOT BE USED TO GIVE VOTING INSTRUCTIONS WITH RESPECT TO SHARES OF CLASS B COMMON STOCK OF PANAMCO UNDERLYING THE VOTING TRUST CERTIFICATES (AS DEFINED IN THE VOTING TRUST AGREEMENT DATED JULY 15, 1993, AS AMENDED) HELD BY THE UNDERSIGNED. HOLDERS OF VOTING TRUST CERTIFICATES MUST COMPLETE AND RETURN A DIRECTION TO VOTING TRUSTEES TO INDICATE THEIR VOTING INSTRUCTIONS WITH RESPECT TO SHARES OF CLASS B COMMON STOCK UNDERLYING THE VOTING TRUST CERTIFICATES. PLEASE DIRECT ANY REQUESTS TO RECEIVE A FORM OF DIRECTION TO VOTING TRUSTEES TO GEORGESON SHAREHOLDER AT 17 STATE STREET, 10TH FLOOR, NEW YORK, NY 10004, OR AT [          ].

(Continued and to be dated and signed on reverse side)

☒	Please mark your votes/ directions as in this example in black or blue ink.

      The undersigned hereby acknowledges receipt of a copy of the Proxy Statement dated [          ], 2003 of Panamco relating to the Special Meeting.

The Board of Directors of Panamco recommends that you vote “FOR” Proposals 1 and 2.

FOR HOLDERS OF SHARES OF CLASS A COMMON STOCK, CLASS B COMMON STOCK AND SERIES C PREFERRED STOCK:

1.	To approve the Agreement of Merger (the “Merger Agreement”), dated as of December 22, 2002, among Coca-Cola FEMSA, S.A. de C.V., Midtown Sub, Inc. and Panamco, and the merger contemplated thereby.

FOR ☐                    AGAINST ☐                    ABSTAIN ☐

ONLY FOR HOLDERS OF SHARES OF CLASS B COMMON STOCK:

2.	To approve the proposal to ask the holders of Panamco’s Class A Common Stock, as a class, to approve the Merger Agreement and the merger contemplated thereby.

FOR ☐                    AGAINST ☐                    ABSTAIN ☐

DATED:

------------------------------------------------------- (Signature of stockholder)

-------------------------------------------------------
(Signature if held jointly)
Please sign exactly as name(s) appear on this proxy card. When shares are held by joint tenants, both should sign. When signing as attorney-in-fact, executor, administrator or other fiduciary, please give your full title as such.

PLEASE SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

PANAMERICAN BEVERAGES, INC.

SPECIAL MEETING OF STOCKHOLDERS
[                   ], 2003
DIRECTION TO VOTING TRUSTEES
BY HOLDERS OF VOTING TRUST CERTIFICATES
RELATING TO SHARES OF CLASS B COMMON STOCK

     1. Pursuant to Section 5.3 of the Voting Trust Agreement (the “Voting Trust Agreement”) dated as of July 15, 1993, as amended, the undersigned, as a holder of Voting Trust Certificates (as defined in the Voting Trust Agreement) and as a beneficial owner of shares (“Shares”) of Class B Common Stock of Panamerican Beverages, Inc. (“Panamco”) underlying such Voting Trust Certificates, is entitled to instruct Mr. Woods W. Staton Welten and Mr. James Gwynn (the “Voting Trustees”) pursuant to the Voting Trust Agreement, with respect to the matters to be considered and voted upon at the Special Meeting (the “Special Meeting”) of Stockholders of Panamco to be held at [                   ] located at [                   ] on [                   ], 2003, at [                   ], local time.

     2. You may give written instructions to the Voting Trustees by way of this Direction to instruct the voting of the Shares underlying the Voting Trust Certificates. The undersigned is not entitled to vote Shares otherwise than by written instructions contained in this Direction to the Voting Trustees.

     3. If no instructions are received from the undersigned by way of this Direction, the Voting Trustees may vote such Shares in accordance with the recommendation of the Board of Directors of Panamco.

     4. In order to be binding upon the Voting Trustees, instructions by way of this Direction must be received by the Voting Trustees at Georgeson Shareholder, 17 State Street, 10th Floor, New York, New York 10004, Attn: Voting Trustees of the Panamerican Beverages, Inc. Voting Trust by [                   ], 2003, at [                   ], New York time. Please direct any questions to Georgeson Shareholder at the above address or at [                   ].

     5. This Direction may be revoked or amended after it has been delivered to the Voting Trustees at any time by written notice to the Voting Trustees at the above address, except that the Voting Trustees are not required to act on a revocation of or amendment to this Direction if the written notice is not actually received by the Voting Trustees at the above address prior to 5:00 p.m., New York time, two days prior to the date of the Special Meeting.

(Continued and to be dated and signed on reverse side)

☒	Please mark your votes/directions as in this example in black or blue ink.

     The undersigned hereby acknowledges receipt of a copy of the Proxy Statement of Panamco dated [ ], 2003 of Panamco relating to the Special Meeting, and instructs and directs the Voting Trustees, pursuant to the provisions of the Voting Trust Agreement, to vote the Shares, the voting of which the undersigned is entitled to instruct in connection with the Special Meeting, or any adjournment or postponement thereof, as indicated below, and, with respect to any other matter that may properly come before the Special Meeting and with respect to which the Voting Trustees may properly vote in their sole discretion pursuant to Section 5.3 of the Voting Trust Agreement, in the sole discretion of the Voting Trustees.

The Board of Directors of Panamco recommends that you vote “FOR” Proposals 1 and 2.

1.	To approve the Agreement of Merger, dated as of December 22, 2002, among Coca-Cola FEMSA, S.A. de C.V., Midtown Sub, Inc. and Panamco, and the merger contemplated thereby.

FOR ☐                   AGAINST ☐                   ABSTAIN ☐

2.	To approve the proposal to ask the holders of Panamco’s Class A Common Stock, as a class, to approve the Merger Agreement and the merger contemplated thereby.

FOR ☐                   AGAINST ☐                   ABSTAIN ☐

DATED:

(Name of holder of Voting Trust Certificates)

(Signature of holder of Voting Trust Certificates or an authorized signatory of the registered holder)

(Signature if held jointly)

Please sign exactly as name(s) appear on this Direction. When shares are held by joint tenants, both should sign. When signing as attorney-in-fact, executor, administrator or other fiduciary, please give your full title as such.

PLEASE SIGN, DATE AND RETURN THIS DIRECTION PROMPTLY

USING THE ENCLOSED ENVELOPE.